As filed with the Securities and Exchange Commission on March 1, 2001
                                                 Securities Act File No. 2-48906
                                       Investment Company Act File No. 811-02401
================================================================================

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM N-1A

             Registration Statement Under The Securities Act of 1933         [X]

                         Pre-Effective Amendment No.
                       Post-Effective Amendment No. 37                       [X]

                                     and/or

       Registration Statement Under The Investment Company Act of 1940       [X]

                                Amendment No. 24                             [X]
                        (Check appropriate box or boxes)


                         PILGRIM GNMA INCOME FUND, INC.
                 (Exact Name of Registrant Specified in Charter)

                          7337 E. Doubletree Ranch Road
                              Scottsdale, AZ 85258
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, Including Area Code: (800) 992-0180

        James M. Hennessy, Esq.                           With copies to:
      ING Pilgrim Investments, LLC                    Jeffrey S. Puretz, Esq.
     7337 E. Doubletree Ranch Road                            Dechert
          Scottsdale, AZ 85258                         1775 Eye Street, N.W.
(Name and Address of Agent for Service)                Washington, DC 20006

                                   ----------

     It is proposed that this filing will become effective (check appropriate box):

             [ ] Immediately upon filing pursuant to paragraph (b)
             [X] on March 1, 2001 pursuant to paragraph (b)
             [ ] 60 days after filing pursuant to paragraph (a)(1)
             [ ] on (date) pursuant to paragraph (a)(1)
             [ ] 75 days after filing pursuant to paragraph (a)(2)
             [ ] on (date) pursuant to paragraph (a)(2) of Rule 485

     If appropriate, check the following box:

             [ ] This post-effective amendment designated a new effective date for a previously filed post-effective amendment.

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[LOGO]

Prospectus

March 1, 2001

Classes A, B, C, M and T

Income Funds

Pilgrim GNMA Income
Pilgrim National Tax-Exempt Bond
Pilgrim Intermediate Bond
Pilgrim Strategic Income
Pilgrim High Yield
Pilgrim High Yield II
Pilgrim High Total Return
Pilgrim High Yield Bond
Pilgrim High Total Return II
Pilgrim Money Market
ING Pilgrim Money Market

This prospectus contains important information about investing in the Pilgrim Funds. You should read it carefully before you invest, and keep it for future reference. Please note that your investment: is not a bank deposit, is not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency and is affected by market fluctuations. There is no guarantee that the Funds will achieve their objectives. As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities nor has the SEC judged whether the information in this prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

                                                                   WHAT'S INSIDE
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[GRAPHIC] OBJECTIVE

[GRAPHIC] INVESTMENT STRATEGY

[GRAPHIC] RISKS

[GRAPHIC] HOW THE FUND HAS PERFORMED

These pages contain a description of each of our Funds included in this prospectus, including its objective, investment strategy and risks.

You'll also find:

How the Fund has performed. A chart that shows the Fund's financial performance for the past ten years (or since inception, if shorter).

What you pay to invest. A list of the fees and expenses you pay -- both directly and indirectly -- when you invest in a Fund.

An Introduction to the
Pilgrim Funds                                                                  1
Funds At A Glance                                                              2

INCOME FUNDS
Pilgrim GNMA Income                                                            4
Pilgrim National Tax-Exempt Bond                                               6
Pilgrim Intermediate Bond                                                      8
Pilgrim Strategic Income                                                      10
Pilgrim High Yield                                                            12
Pilgrim High Yield II                                                         14
Pilgrim High Total Return                                                     16
Pilgrim High Yield Bond                                                       18
Pilgrim High Total Return II                                                  20
Pilgrim Money Market                                                          22
ING Pilgrim Money Market                                                      24

What You Pay to Invest                                                        26
Shareholder Guide                                                             30
Management of the Funds                                                       37
Dividends, Distributions and Taxes                                            39
More Information About Risks                                                  40
Financial Highlights                                                          43
Where To Go For More Information                                      Back cover

                                                             INTRODUCTION TO THE
                                                             PILGRIM FUNDS
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Risk is the potential that your investment will lose money or not earn as much as you hope. All mutual funds have varying degrees of risk, depending on the securities they invest in. Please read this prospectus carefully to be sure you understand the principal risks and strategies associated with each of our Funds. You should consult the Statement of Additional Information (SAI) for a complete list of the risks and strategies.

[GRAPHIC]

If you have any questions about the Pilgrim Funds, please call your financial consultant or us at 1-800-992-0180.

This prospectus is designed to help you make informed decisions about your investments.

INCOME FUNDS

ING Pilgrim offers both aggressive and conservative Income Funds.

They may suit you if you:

     *    want a regular stream of income.
Income Funds other than the Money Market Funds may suit you if you:

     *    want greater growth potential than a money market fund.
     *    are willing to accept more risk than a money market fund.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

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Funds
At A
Glance
------

This table is a summary of the objectives, main investments and risks of each Pilgrim Fund. It is designed to help you understand the differences between the Funds, the main risks associated with each, and how risk and investment objectives relate. This table is only a summary. You should read the complete descriptions of each Fund's investment objectives, strategies and risks, which begin on page 4.

          FUND                                                   INVESTMENT OBJECTIVE
---------------------------------------------------------------------------------------------------------
Income    GNMA Income Fund                                       High current income, consistent with
Funds     Adviser: ING Pilgrim Investments, LLC                  liquidity and safety of principal

          National Tax-Exempt Bond Fund                          High current income that is exempt from
          Adviser: ING Mutual Funds Management Co. LLC           federal income taxes consistent with the
          Sub-Adviser: Furman Selz Capital Management LLC        preservation of capital

          Intermediate Bond Fund                                 High current income, consistent with the
          Adviser: ING Mutual Funds Management Co. LLC           preservation of capital and liquidity
          Sub-Adviser: ING Investment Management LLC

          Strategic Income Fund                                  Maximum total return
          Adviser: ING Pilgrim Investments, LLC

          High Yield Fund                                        High current income, with capital
          Adviser: ING Pilgrim Investments, LLC                  appreciation as a secondary objective

          High Yield Fund II                                     High level of current income and capital growth
          Adviser: ING Pilgrim Investments, LLC

          High Total Return Fund                                 High income and capital appreciation
          Adviser: ING Pilgrim Investments, LLC

          High Yield Bond Fund                                   A high level of current income and total return
          Adviser: ING Mutual Funds Management Co. LLC
          Sub-Adviser: ING Investment Management LLC

          High Total Return Fund II                              High income and capital appreciation
          Adviser: ING Pilgrim Investments, LLC

          Pilgrim Money Market Fund                              High current income, consistent with the
          Adviser: ING Pilgrim Investments, LLC                  preservation of capital and liquidity

          ING Pilgrim Money Market Fund                          High current Income, consistent with the
          Adviser: ING Mutual Funds Management Co. LLC           preservation of capital and liquidity
          Sub-Adviser: ING Investment Management LLC

MAIN INVESTMENTS                                  MAIN RISKS
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Mortgage-backed GNMA Certificates that            Credit, interest rate, prepayment and other risks that accompany an
are guaranteed as to the timely payment           investment in government bonds and mortgage related investments.
of principal and interest by the U.S.             Generally has less credit risk than the other income funds.
Government and certain of its agencies
or instrumentalities.

Investment grade debt securities of               Credit, interest rate, prepayment and other risks that accompany an
municipal issuers, the interest from              investment in investment grade debt securities of municipal issuers.
which is exempt from federal income
taxes.

Investment grade debt securities with a           Credit, interest rate, prepayment and other risks that accompany an
minimum average portfolio quality being           investment in fixed income securities. May be sensitive to credit risk
investment grade, and dollar weighted             during economic downturns.
average maturity generally ranging
between three and ten years.

Investment grade and high yield (high             Credit, interest rate, prepayment and other risks that accompany an
risk) debt securities.                            investment in debt securities, including high yield debt securities.
                                                  May be sensitive to credit risk during economic downturns.

High yield (high risk) debt securities.           Credit, interest rate and other risks that accompany an investment in lower-quality debt securities. Particularly sensitive to credit risk during economic downturns.

High yield (high risk) debt securities,           Credit, liquidity, interest rate and other risks that accompany an
including those in the lowest ratings,            investment in lower-quality debt securities. Particularly sensitive to
as well as equities and foreign securities.       credit risk during economic downturns. May also present price volatility from equity exposure, and foreign securities. May be sensitive to currency exchange rates, international political and economic conditions, and other risks.

High yield (high risk) debt securities,           Credit, liquidity, interest rate and other risks that accompany an
including those in the lowest ratings,            investment in lower-quality debt securities. Particularly sensitive to
and foreign securities.                           credit risk during economic downturns. Foreign securities may be sensitive to currency exchange rates, international political and economic conditions, and other risks.

A diversified portfolio of high yield             Credit, interest rate, prepayment and other risks that accompany an
(high risk) debt securities that are              investment in lower quality debt securities. Particulary sensitive to
unrated or rated below investment grade.          credit risk during economic downturns.

High yield (high risk) debt securities,           Credit, liquidity, interest rate and other risks that accompany an
including those in the lowest ratings,            investment in lower- quality debt securities. Particularly sensitive
and foreign securities.                           to credit risk during economic downturns. Foreign securities may be sensitive to currency exchange rates international, political and economic conditions, and other risks.

Shares of another investment company              Credit, interest rate and other risks that accompany an investment in
whose main investments incudes                    government bonds and mortgage related investments. Presents less
short-term securities issued or                   credit and interest rate risk than the other income funds.
guaranteed by the U.S. Government and
certain of its agencies and
instrumentalities.

High quality, U.S. dollar-denominated             Credit, interest rate and other risks that accompany an investment in
short-term debt securities.                       U.S. dollar-denominated short-term debt securities.

------
Income
Funds
------

                                                    Adviser
PILGRIM GNMA INCOME FUND                            ING Pilgrim Investments, LLC
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OBJECTIVE [GRAPHIC]

The Fund's investment objective is to seek a high level of current income, consistent with liquidity and safety of principal, through investment primarily in Government National Mortgage Association ("GNMA") mortgage-backed securities (also known as "GNMA Certificates") that are guaranteed as to the timely payment of principal and interest by the United States Government.

INVESTMENT STRATEGY [GRAPHIC]

Under normal conditions, the Fund will invest at least 80% of the value of its total assets in GNMA ("Ginnie Mae") Certificates. The remaining assets of the Fund will be invested in other securities issued or guaranteed by the U.S. Government, including U.S. Treasury securities and securities issued by the following agencies and instrumentalities of the U.S. Government: the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC). The Fund may invest in debt securities of any maturity, although the portfolio manager expects to invest in long-term debt instruments.

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RISKS [GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Prepayment Risk -- Through investment in GNMA securities and other mortgage related securities, the Fund may expose you to certain risks which may cause you to lose money. Mortgage prepayments are affected by the level of interest rates and other factors, including general economic conditions and the underlying location and age of the mortgage. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of GNMA securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the life of a pool. Because prepayments of principal generally occur when interest rates are declining, it is likely that the Fund may have to reinvest the proceeds of prepayments at lower interest rates than those of their previous investments. If this occurs, the Fund's yields will decline correspondingly.

Changes in Interest Rates -- the value of the Fund's investments may fall when interest rates rise. This Fund may be particularly sensitive to interest rates because it primarily invests in U.S. government securities. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

Credit Risk -- the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This Fund is subject to less credit risk than the other income funds because it principally invests in debt securities issued or guaranteed by the U.S. Government, its agencies and government sponsored enterprises.

Although FNMA and FHLMC are government-sponsored enterprises, their securities are not backed by the full faith and credit of the United States. Consequently, there are somewhat greater credit risks involved with investing in securities issued by those entities than in securities backed by the full faith and credit of the U.S. Government.

Other mortgage-related securities also are subject to credit risk associated with the underlying mortgage properties. These securities may be more volatile and less liquid than more traditional debt securities.

Please refer to the statement of additional information for a complete description of GNMA Certificates and Modified Pass Through GNMA Certificates. The Fund intends to use the proceeds from principal payments to purchase additional GNMA Certificates or other U.S. Government guaranteed securities.

4    Pilgrim GNMA Income Fund

                                                        PILGRIM GNMA INCOME FUND
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HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

Year by Year Total Returns (%)(1)(2)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
 15.75    5.19    8.06   -2.07   15.91    5.71   10.20    7.52    0.58   10.36

Best and worst quarterly performance during this period:

3rd quarter 1991: up 5.85%

1st quarter 1994: down 2.42%

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Lehman Brothers Mortgage-Backed Securities Index.

Average Annual Total Returns(3)

                                            Lehman Brothers
                               Class        Mortgage-Backed
                                A(4)      Securities Index(5)
                               ------     -------------------
One year, ended
December 31, 2000     %         5.15            11.16

Five years, ended
December 31, 2000     %         5.76             6.91

Ten years, ended
December 31, 2000     %         7.06             7.82

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(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if it did.
(2) Prior to July 26, 2000, Lexington Management Corporation served as the adviser to the Fund and the Fund's shares were sold on a no-load basis. Effective July 31, 2000, the Fund's outstanding shares were classified as "Class A" shares.
(3) This table shows the performance of the Class A shares of the Fund. Class B and Class C did not have a full year's performance as of December 31, 2000.
(4)  Reflects deduction of sales charge of 4.75%.
(5) The Lehman Brothers Mortgage-Backed Securities Index is an unmanaged index comprised of 520 mortgage backed securities with an average yield of 7.58%. The average coupon of the index is 6.85%. This index is typically used as a benchmark for intermediate-term bond funds.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                   Pilgrim GNMA Income Fund    5

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Income
Funds
------

                                                             Adviser
                                                             ING Mutual Funds
                                                             Management Co. LLC
                                                             Sub-Adviser
                                                             Furman Selz Capital
PILGRIM NATIONAL TAX-EXEMPT BOND FUND                        Management LLC
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OBJECTIVE [GRAPHIC]

The Fund seeks to provide investors with a high level of current income that is exempt from federal income taxes, consistent with preservation of capital.

INVESTMENT STRATEGY [GRAPHIC]

The Fund normally invests at least 80% of its total assets in debt obligations issued by states, territories and possessions of the United States and the District of Columbia or their political subdivisions, agencies and instrumentalities, multi-state agencies or authorities the interest from which is, in the opinion of bond counsel of the issuer, exempt from federal income tax. The Fund will invest at least 80% of its total assets in securities the interest on which is not a preference item for purposes of the federal alternative minimum tax. The remainder of the Fund's assets may be invested in taxable debt securities when sufficient tax-exempt municipal obligations are not available for purchase. The taxable securities in which the Fund may invest include: U.S. Government securities, instruments of U.S. commercial banks or savings and loan institutions that have total assets of $1 billion or more as shown on the last published financial statements at the time of investment, and repurchase agreements involving any of such securities.

There are no restrictions on the average maturity of the Fund or, on the maturity of any single investment. Maturities may vary widely depending on the Sub-Adviser's assessment of interest rate trends and other economic or market factors. The Fund may purchase the following types of municipal obligations, but only if such securities, at the time of purchase, either have the requisite rating, or are of comparable quality if unrated: (i) municipal bonds rated investment grade (for example, rated at least BBB by Standard & Poor's Rating Group or Baa by Moody's Investor Services) or have an equivalent rating by a nationally recognized statistical rating organization, or of comparable quality if unrated; (ii) municipal notes receiving the highest rating by such a rating agency; and (iii) tax-exempt commerical paper receiving the highest rating by such a rating agency.

The Fund may invest in variable and floating rate obligations, may purchase securities on a "when-issued" basis, and reserves the right to engage in transactions involving standby commitments. The Fund may also purchase other types of tax-exempt instruments as long as they are of a quality equivalent to the long-term bond or commercial paper ratings stated above. The Fund will not invest more than 15% of its net assets in illiquid securities. The Fund may engage in swap agreements.

Not more than 25% of the Fund's total assets will be invested in either (i) municipal obligations whose issuers are located in the same state or (ii) municipal obligations the interest on which is derived from revenues of similar type projects. The second restriction does not apply to municipal obligations in any of the following categories: public housing authorities; general obligations or states and localities; state and local housing finance authorities; or municipal utilities systems.

In choosing instruments for the Fund, the Sub-Adviser identifies interest rate trends and then sets a target duration and creates the portfolio around such target. The Sub-Adviser analyzes sectors of the municipal bond market to determine the appropriate weighting of such sectors. Individual issues that meet duration and sector criteria are selected on the basis of yield, quality and marketability.

--------------------------------------------------------------------------------

RISKS [GRAPHIC]

You could lose money on an investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The Fund may be affected by the following risks, among others:

Price Volatility -- Debt securities face market, issuer and other risks, and their values may go up and down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer.

Changes in Interest Rates -- the value of the Fund's investments may fall when interest rates rise. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

Spread Risk -- the price of a fixed income security is generally determined by adding an interest rate spread to a benchmark interest rate, such as the U.S. Treasury rate. As the spread on a security widens (or increases), the price (or value) of the security falls.

Default Risk -- an issuer of a security may default on its obligation to pay principal and/or interest.

Credit Risk -- the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. The Fund is subject to less credit risk than other income funds because it principally invests in debt securities issued or guaranteed by states, territories and possessions of the United States and the District of Columbia or their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities.

Prepayment Risk -- the Fund may invest in mortgage related securities, which can be paid off early if the borrowers on the underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, the Fund will be forced to reinvest this money at lower yields.

Risk of Municipal Obligations -- there could by economic, business or political developments which might affect all municipal obligations of a similar type. To the extent that a significant portion of the Fund's assets are invested in municipal obligations payable from revenue or similar projects, the Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if the Fund's assets were not so invested.

6    Pilgrim National Tax-Exempt Bond Fund

                                           PILGRIM NATIONAL TAX-EXEMPT BOND FUND
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HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

Year by Year Total Returns (%)(1)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
                                                                         12.76

Best and worst quarterly performance during this period:

4th quarter 2000: up 4.88%

2nd quarter 2000: up 1.45%

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Lehman Bros. Aggregate Index.

Average Annual Total Returns

                             Class      Class      Class         Lehman Bros.
                              A(2)       B(3)       C(4)      Aggregate Index(5)
                             -----      -----      -----      ------------------
One year, ended
December 31, 2000       %     7.44       6.91      10.88           11.69

Since inception(6)      %     4.28       4.41       7.93           10.19

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(1) This figure is for the year ended December 31, 2000. It does not reflect sales charges and would be lower if it did.
(2)  Reflects deduction of sales charge of 4.75%
(3) Reflects deduction of deferred sales charge of 5% and 4%, respectively, for 1 year and since inception returns.
(4)  Reflects deduction of deferred sales charge of 1% for the 1 year return.
(5) The Lehman Bros. Aggregate Index is a widely recognized, unmanaged index of publicly issued fixed rate U.S. government, investment grade mortgage-backed and corporate debt securities.
(6)  Classes A, B and C commenced operations on November 8, 1999.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                       Pilgrim National Tax-Exempt Bond Fund   7

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Income
Funds
------

                                                             Adviser
                                                             ING Mutual Funds
                                                             Management Co. LLC
                                                             Sub-Adviser
                                                             ING Investment
PILGRIM INTERMEDIATE BOND FUND                               Management LLC
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

The Fund seeks to provide investors with a high level of current income, consistent with the preservation of capital and liquidity.

INVESTMENT STRATEGY [GRAPHIC]

Under normal market conditions, the Fund will operate as a diversifed fund and invest at least 65% of its total assets in a portfolio of debt securities which, at the time of investment, are rated investment grade (for example, rated at least BBB by Standard & Poor's Rating Group or Baa by Moody's Investor Services) or have an equivalent rating by a nationally recognized statistical rating organization, or of comparable quality if unrated. Although the Fund may invest a portion of its assets in high yield (high risk) debt securities rated below investment grade, the Fund will seek to maintain a minimum average portfolio quality rating of at least investment grade. The dollar-weighted average maturity of the Fund will generally range between three and ten years.

The Fund may invest the remainder of its assets in: convertible securities and preferred stocks, U.S. Government securities, securities of foreign governments and supranational organizations, and high-quality money market instruments that the Sub-Adviser believes are appropriate in light of the Fund's investment objective; municipal bonds, notes and commercial paper; and debt securities of foreign issuers. The Fund may purchase structured debt obligations and may engage in dollar roll transactions and swap agreements. The Fund may also sell securities short and may use options and futures contracts involving securities, securities indices and interest rates. A portion of the Fund's assets may be invested in mortgage-backed securities and asset-backed debt securities.

In choosing investments for the Fund, the Sub-Adviser employs a highly disciplined, five-step investment process which uses fundamental economic and market research to identify bond market sectors and individual securities expected to provided above-average returns. The five steps are:

* First, the Sub-Adviser examines the sensitivity to interest rate movements of the portfolio and of the specific holdings of the portfolio to position the Fund in a way that attempts to maximize return while minimizing volatility.

* Second, the Sub-Adviser reviews yields relative to maturity and risk of bonds to determine the risk/reward characteristics of bonds of different maturity classes.

* Third, the Sub-Adviser identifies sectors that offer attractive value relative to other sectors.

* Fourth, the Sub-Adviser selects securities within identified sectors that offer attractive value relative to other securities within their sectors.

* Finally, the Sub-Adviser seeks trading opportunities to take advantage of market inefficiencies to purchase bonds at prices below their calculated value.

--------------------------------------------------------------------------------

RISKS [GRAPHIC]

You could lose money on an investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund may be affected by the following risks, among others:

Price Volatility -- Debt securities face market, issuer and other risks, and their values may go up and down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer.

Changes in Interest Rate -- the value of the Fund's investments may fall when interest rates rise. The Fund may be sensitive to changes in interest rates because it may invest in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

Spread Risk -- the price of a fixed income security is generally determined by adding an interest rate spread to a benchmark interest rate, such as the U.S. Treasury rate. As the spread on a security widens (or increases), the price (or value) of the security falls.

Default Risk -- an issuer of a security may default on its obligation to pay principal and/or interest.

Credit Risk -- the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. This Fund may be subject to more credit risk than other income funds, because it may invest in high yield debt securities, which are considered predominantly speculative with respect to the issuer's continuing ability to meet interest and principal payments.

Prepayment Risk -- the Fund may invest in mortgage related securities, which can be paid off early if the borrowers on the underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, the Fund will be forced to reinvest this money at lower yields.

Extension Risk -- slower than expected principal payments on a mortgage-backed or asset-backed security may extend such security's life, thereby locking in a below-market interest rate, increasing the security's duration and reducing the value of the security.

Risks of High Yield Bonds -- high yield bonds carry particular market risks and may experience greater volatility in market value than investment grade bonds. Changes in interest rates, the market's perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile. Certain high yield bonds, such as zero coupon, deferred interest and payment-in-kind bonds, are issued at deep discounts and may experience greater volatility in market value. The secondary market for high yield bonds may be less liquid than the markets for higher quality securities and this may have an adverse effect on the maket values of certain securities.

Risks of Using Derivatives -- derivatives are subject to the risk of changes in the market price of the security, credit risk with respect to the counterparty to the derivatives instrument, and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.

8    Pilgrim Intermediate Bond Fund

                                                  PILGRIM INTERMEDIATE BOND FUND
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HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

Year by Year Total Returns (%)(1)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
                                                                 -0.94   11.59

Best and worst quarterly performance during this period:

4th quarter 2000: up 4.33%

2nd quarter 1999: down 1.85%

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Lehman Bros. Aggregate Index.

Average Annual Total Returns

                                                                    Lehman Bros.
                                                                     Aggregate
                           Class A(2)    Class B(3)    Class C(4)     Index(5)
                           ----------    ----------    ----------     --------
One year ended
December 31, 2000      %      6.24          5.86          9.98          9.02

Since inception(6)     %      2.49          2.37          4.28          5.16

----------
(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2)  Reflects deduction of sales charge of 4.75%.
(3) Reflects deduction of deferred sales charge of 5% and 3%, respectively, for 1 year and since inception returns.
(4)  Reflects deduction of a deferred sales charge of 1% for the 1 year return.
(5) The Lehman Bros. Aggregate Index is a widely recognized, unmanaged index of publicly issued fixed-rate U.S. government, investment grade mortgage-backed and corporate debt securities.
(6)  Classes A, B and C commenced operations on December 15, 1998.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                              Pilgrim Intermediate Bond Fund   9

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Income
Funds
------

                                                    Adviser
PILGRIM STRATEGIC INCOME FUND                       ING Pilgrim Investments, LLC
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

The Fund seeks maximum total return.

INVESTMENT STRATEGY [GRAPHIC]

Under normal conditions, the Fund invests at least 60% of its total assets in debt securities issued by U.S. and foreign corporations, U.S. and foreign governments, and their agencies and instrumentalities that are rated in one of the top four categories by a nationally recognized statistical rating agency, or of comparable quality if unrated. These securities include bonds, notes, mortgage-backed and asset-backed securities with rates that are fixed, variable or floating. The Fund may invest up to 40% of its total assets in high yield debt securities, commonly known as "junk bonds." There is no minimum credit rating for high yield debt securities in which the Fund may invest. The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

The Fund may invest in debt securities of any maturity; however, the average portfolio duration of the Fund will generally range from two to eight years. The Fund may invest up to 30% of its total assets in securities payable in foreign currencies. The Fund may invest up to 10% of its assets in other investment companies that invest in secured floating rate loans, including up to 5% of its assets in Pilgrim Prime Rate Trust, a closed-end investment company. The Fund may also use options, futures contracts and interest rate and currency swaps as hedging techniques. The Fund does not invest in interest-only or principal-only stripped mortgage-backed securities.

--------------------------------------------------------------------------------

RISKS [GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Changes in Interest Rates -- the value of the Fund's investments may fall when interest rates rise. The Fund may be sensitive to changes in interest rates because it may invest in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

Credit Risk -- the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. This Fund may be subject to more credit risk than the other income funds, because it may invest in high yield debt securities, which are considered predominantly speculative with respect to the issuer's continuing ability to meet interest and principal payments.

Prepayment Risk -- the Fund may invest in mortgage-related securities, which can be paid off early if the borrowers on the underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, the Fund will be forced to reinvest this money at lower yields.

Inability to Sell Securities -- high yield securities may be less liquid than higher quality investments. A security in the lowest rating categories, that is unrated, or whose credit rating has been lowered may be particularly difficult to sell. Foreign securities and mortgage-related and asset-backed debt securities may be less liquid than other debt securities. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

Risks of Foreign Investing -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

Risks of Using Derivatives -- derivatives are subject to the risk of changes in the market price of the security, credit risk with respect to the counterparty to the derivatives instrument, and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.

Other Investment Companies -- because the Fund invests in other investment companies you may indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Fund.

10   Pilgrim Strategic Income Fund

                                                   PILGRIM STRATEGIC INCOME FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

Year by Year Total Returns (%)(1)(2)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
                                                                 -1.16    3.10

Best and worst quarterly performance during this period:

1st quarter 2000: up 1.70%

2nd quarter 1999: down 1.23%

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Lehman Aggregate Bond Index.

Average Annual Total Returns

                                                                        Lehman
                                                                       Aggregate
                                  Class        Class        Class        Bond
                                  A (3)        B (4)        C (5)       Index(6)
                                  -----        -----        -----       --------
One year, ended
December 31, 2000       %         -1.82        -2.12         1.72         11.63

Since inception(7)      %          0.23         0.79         1.87          6.16

----------
(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2)  Prior to May 24, 1999, a different adviser managed the Fund.
(3)  Reflects deduction of sales charge of 4.75%.
(4) Reflects deduction of deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.
(5)  Reflects deduction of deferred sales charge of 1% for the 1 year return.
(6) The Lehman Aggregate Bond Index is an unmanaged index that measures the performance of fixed income securities that are similar, but not identical, to those in the Fund's portfolio.
(7)  Classes A, B and C commenced operations on July 27, 1998.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                              Pilgrim Strategic Income Fund   11

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Income
Funds
------

                                                    Adviser
PILGRIM HIGH YIELD FUND                             ING Pilgrim Investments, LLC
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

The Fund seeks a high level of current income, with capital appreciation as a secondary objective.

INVESTMENT STRATEGY [GRAPHIC]

The Fund normally invests at least 65% of its assets in high yield debt securities, including preferred stock and convertible securities, that do not in the opinion of the adviser involve undue risk relative to their expected return. High yield securities, which are commonly known as "junk bonds," are securities that are rated below investment grade, i.e., rated lower than Baa by Moody's Investors Service, Inc. or BBB by Standard and Poor's Rating Group ("S&P") or of comparable quality if not rated. Generally, the Fund will invest in securities rated lower than B by Moody's or S&P only when the adviser believes the financial condition of the issuer or other available protections reduce the risk to the Fund or that there is greater value in the securities than is reflected in their prevailing market price. There is no minimum credit rating for high yield securities in which the Fund may invest. The Fund may invest in debt securities of any maturity. In selecting securities for the Fund, preservation of capital is a consideration.

The remainder of the Fund's assets may be invested in common stocks, investment grade preferred stocks, investment grade debt obligations of all types, U.S. Government securities, warrants, money market instruments (including repurchase agreements on U.S. Government securities), mortgage-related securities and participation interests and assignments in floating rate loans and notes. The Fund may also invest up to 10% of its assets in foreign debt securities of any rating. The Fund may invest in financial futures and related options to attempt to hedge risk, although the Fund has not invested in such instruments since ING Pilgrim Investments, LLC became the adviser in 1995 through the date of this prospectus.

In selecting equity securities, the portfolio managers use a "bottom-up" analysis that focuses on individual companies and assesses the company's valuation, financial condition, management, competitiveness, and other factors.

Differences Between the Fund and High Yield Fund II -- While both Funds invest primarily in high yield securities, the High Yield Fund normally emphasizes bonds with stronger credit ratings in the high yield bond universe. Thus, of the two Funds, High Yield Fund II normally presents the potential for higher income, but with potentially higher credit risk and volatility.

--------------------------------------------------------------------------------

RISKS [GRAPHIC]

The Fund is subject to risks associated with investing in lower rated debt securities. You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Credit Risk -- the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This Fund may be subject to more credit risk than other income mutual funds because it invests in high yield (or "junk bond") debt securities, which are considered predominantly speculative with respect to the issuer's continuing ability to meet interest and principal payments. This is especially true during periods of economic uncertainty or economic downturns. The Fund is also subject to credit risk through its investment in floating rate loans.

Changes in Interest Rates -- the value of the Fund's investments may fall when interest rates rise. The Fund may be sensitive to changes in interest rates because it may invest in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

Prepayment Risk -- the Fund may invest in mortgage-related securities, which can be paid off early if the borrowers on the underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, the Fund will be forced to reinvest this money at lower yields.

Inability to Sell Securities -- high yield securities may be less liquid than higher quality investments. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial. A security whose credit rating has been lowered may be particularly difficult to sell.

Risks of Using Derivatives -- derivatives are subject to the risk of changes in the market price of the security, and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.

Price Volatility -- Equity securities face market, issuer and other risks, and their values may go up and down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer.

Risks of Foreign Investing -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks, securities depositories or exchanges than those in the U.S., and foreign controls on investment.

12   Pilgrim High Yield Fund

                                                         PILGRIM HIGH YIELD FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

Year by Year Total Returns (%)(1)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
 29.44   16.19   18.52   -1.55   17.71   15.76   14.98   -2.96   -1.14   -20.09

Best and worst quarterly performance during this period:

1st quarter 1991: up 14.83%

4th quarter 2000: down 12.31%

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Lehman Brothers High Yield Bond Index.

Average Annual Total Returns

                                                                    Lehman Bros.
                                                                    High Yield
                             Class     Class     Class     Class       Bond
                             A(2)      B(3)       C(4)     M(5)      Index(6)
                             -----     -----     -----     -----     --------
One year, ended
December 31, 2000      %    -23.82    -24.27    -21.27    -23.06       -5.86

Five years, ended
December 31, 2000      %     -0.55     -0.59       N/A     -0.76        4.28

Ten years, ended
December 31, 2000      %      7.22       N/A       N/A       N/A       11.17

Since inception of
Classes B and M(7)     %       N/A      0.43       N/A      0.17        4.83

Since inception of
Class C(8)             %       N/A       N/A    -14.60       N/A       -3.76

----------
(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2)  Reflects deduction of sales charge of 4.75%.
(3) Reflects deduction of deferred sales charge of 5%, 2% and 1%, respectively for 1 year, 5 year and since inception returns.
(4)  Reflects deduction of deferred sales charge of 1% for the 1 year return.
(5)  Reflects deduction of sales charge of 3.25%.
(6) The Lehman Brothers High Yield Bond Index is an unmanaged index that measures the performance of fixed-income securities that are similar, but not identical, to those in the Fund's portfolio.
(7)  Classes B and M commenced operations on July 17, 1995.
(8)  Class C commenced operations on May 27, 1999.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                    Pilgrim High Yield Fund   13

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Income
Funds
------

                                                    Adviser
PILGRIM HIGH YIELD FUND II                          ING Pilgrim Investments, LLC
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

The Fund seeks a high level of current income and capital growth.

INVESTMENT STRATEGY [GRAPHIC]

Under normal conditions, the Fund invests at least 65% of its total assets in high yield, lower rated debt securities, which are commonly referred to as "junk bonds," and convertible securities rated below investment grade (i.e., lower than the four highest rating categories) by a nationally recognized statistical rating agency, or of comparable quality if unrated. There is no limit on either the portfolio maturity or the acceptable rating of securities bought by the Fund. Securities may bear rates that are fixed, variable or floating. The Fund may invest up to 35% of its total assets in equity securities of U.S. and foreign companies, including securities of companies in emerging markets. In selecting equity securities, the portfolio managers use a "bottom-up" analysis that focuses on individual companies and assesses the company's valuation, financial condition, management, competitiveness, and other factors.

The Fund is not restricted to investments in companies of any particular size, but currently intends to invest principally in companies with market capitalization above $100 million at the time of purchase. The Fund may also use options, futures contracts and interest rate and currency swaps as hedging techniques or to help seek the Fund's investment objectives.

Differences Between the Fund and High Yield Fund

While both Funds invest primarily in high yield securities, the High Yield Fund normally emphasizes bonds with stronger credit ratings in the high yield bond universe. Thus, of the two Funds, High Yield Fund II normally presents the potential for higher income, but with potentially higher credit risk and volatility.

--------------------------------------------------------------------------------

RISKS [GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Credit Risk -- the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This Fund may be subject to more credit risk than other income mutual funds because it invests in high yield debt securities, which are considered predominantly speculative with respect to the issuer's continuing ability to meet interest and principal payments. This is especially true during periods of economic uncertainty or economic downturns.

Changes in Interest Rates -- the value of the Fund's investments may fall when interest rates rise. The Fund may be sensitive to changes in interest rates because it may invest in debt securities with intermediate and long term maturities. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

Prepayment Risk -- the Fund may invest in mortgage-related securities, which can be paid off early if the owners of the underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, the Fund will be forced to reinvest this money at lower yields.

Inability to Sell Securities -- high yield securities may be less liquid than higher quality investments. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund. A security in the lowest rating categories, that is unrated, or whose credit rating has been lowered may be particularly difficult to sell. Valuing less liquid securities involves greater exercise of judgment and may be more subjective than valuing securities using market quotes.

Risks of Foreign Investing -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. Investments in emerging markets countries are generally riskier than other kinds of foreign investments, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

Risk of Using Derivatives -- derivatives are subject to the risk of changes in the market price of the security, credit risk with respect to the counterparty to the derivative instrument, and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.

Price Volatility -- equity securities face market, issuer and other risks, and their values may go up and down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer.

14   Pilgrim High Yield Fund II

                                                      PILGRIM HIGH YIELD FUND II
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's shares from year to year.

Year by Year Total Returns (%)(1)(2)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
                                                 21.05    4.17    6.12   -15.09

Best and worst quarterly performance during this period:

3rd quarter 1997: up 8.30%

4th quarter 2000: down 13.72%

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the First Boston High Yield Index.

Average Annual Total Returns(3)

                                                                         First
                                                                         Boston
                                                                          High
                             Class     Class    Class   Institutional    Yield
                             A(4)      B(5)     C(6)       Class(7)     Index(8)
                             -----     -----    -----      --------     --------
One year, ended
December 31, 2000       %   -19.14    -19.37   -16.42          N/A        -5.21

Since inception of
Classes A, B and C(9)   %    -5.84     -5.58    -4.79          N/A        -1.62

Since inception of
Institutional Class     %      N/A       N/A      N/A        13.63         6.90

----------
(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Prior to May 24, 1999 a different adviser managed the Fund. The figures shown for the years 1999 and 2000 provide performance for the Class A shares of the Fund. The figures shown for the years 1997 and 1998 provide performance for Institutional Class shares of the Fund, revised to reflect the higher expenses of Class A shares.
(3)  Class T did not have a full year's performance as of December 31, 2000.
(4)  Reflects deduction of sales charge of 4.75%.
(5) Reflects deduction of deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.
(6)  Reflects deduction of deferred sales charge of 1% for the 1 year return.
(7)  Institutional Class shares of the Fund are no longer offered.
(8) The First Boston High Yield Index is an unmanaged index that measures the performance of fixed income securities similar, but not identical, to those in the Fund's portfolio.
(9) Classes A, B and C commenced operations on March 27, 1998. Class T commenced operations on January 4, 2000.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                 Pilgrim High Yield Fund II   15

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Income
Funds
------

                                                    Adviser
PILGRIM HIGH TOTAL RETURN FUND                      ING Pilgrim Investments, LLC
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

The Fund seeks high income and capital appreciation.

INVESTMENT STRATEGY [GRAPHIC]

The Fund invests primarily in higher-yielding, lower-rated bonds (junk bonds) to achieve high current income with potential for capital growth.

Under normal market conditions, the Fund invests at least 65% of its total assets in high-yielding, lower-rated U.S. dollar-denominated debt securities of any maturity of U.S. and foreign issuers. It may also invest up to 35% of its total assets in securities denominated in foreign currencies. It may invest up to 50% of its assets in securities of foreign issuers, including 35% in emerging market debt. Most of the debt securities the Fund invests in are lower-rated and considered speculative, including bonds in the lowest rating categories and unrated bonds. It can invest up to 10%, and can hold up to 25%, of its assets in securities rated below Caa by Moody's or CCC by S&P. It also holds debt securities that pay fixed, floating or adjustable interest rates and may hold pay-in-kind securities and discount obligations, including zero coupon securities, and mortgage-related or asset-backed debt securities.

The Fund may also invest in equity or equity-related securities, such as common stock, preferred stock, convertible securities and rights and warrants attached to debt instruments.

In selecting equity securities, the portfolio managers use a "bottom-up" analysis that focuses on individual companies and assesses the company's valuation, financial condition, management, competitiveness, and other factors.

PENDING MERGER -- subject to shareholder approval, the Fund's Board of Trustees has approved the reorganization of the Fund into Pilgrim High Yield Fund II. You could therefore ultimately hold shares of that Fund.

--------------------------------------------------------------------------------

RISKS [GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Changes in Interest Rates -- The Fund's performance is significantly affected by changes in interest rates. The value of the Fund's investments may fall when interest rates rise. The Fund may be sensitive to changes in interest rates because it may invest in debt securities with longer durations. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. The value of the Fund's high-yield and zero coupon securities are particularly sensitive to changes in interest rates.

Credit Risk -- the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This Fund is subject to more credit risk than many other income mutual funds, because it invests in high-yield debt securities, which are considered predominantly speculative with respect to the issuer's continuing ability to meet interest and principal payments. This is especially true for bonds in the lowest rating category and unrated bonds, and during periods of economic uncertainty or economic downturns.

Prepayment Risk -- the Fund may invest in mortgage-related securities, which can be paid off early if the borrowers on the underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, the Fund will be forced to reinvest this money at lower yields.

Inability to Sell Securities -- high-yield securities may be less liquid than higher quality investments. Foreign securities and mortgage-related and asset-backed debt securities may be less liquid than other debt securities. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund. A security in the lowest rating categories, that is unrated, or whose credit rating has been lowered may be particularly difficult to sell. Valuing less liquid securities involves greater exercise of judgement and may be more subjective than valuing securities using market quotes.

Risk of Foreign Investing -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. To the extent the Fund invests in emerging market countries, the risks may be greater, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

The Fund may invest in midcap and smallcap companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification, and many are dependent on a few key managers.

16   Pilgrim High Total Return Fund

                                                  PILGRIM HIGH TOTAL RETURN FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

Year by Year Total Returns (%)(1)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
                         -8.57   21.17   15.70   11.44   -7.96   -13.23  -30.21

Best and worst quarterly performance during this period:

3rd quarter 1997: up 7.40%

4th quarter 2000: down 26.02%

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Lehman Brothers High Yield Bond Index.

Average Annual Total Returns

                                                                           Lehman Bros.
                                                                            High Yield
                                                                               Bond
                                    Class A(2)   Class B(3)   Class C(4)     Index(5)
                                    ----------   ----------   ----------     --------
One year, ended
December 31, 2000               %     -33.53       -33.68       -31.30        -5.86

Five years, ended
December 31, 2000               %      -7.31        -7.26        -7.04         4.28

Since inception of Class A(6)   %      -3.42          N/A          N/A         5.62

Since inception of Class B(6)   %        N/A        -4.40          N/A         5.24

Since inception of Class C(6)   %        N/A          N/A        -4.17         6.02

----------
(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2)  Reflects deduction of sales charge of 4.75%.
(3) Reflects deduction of deferred sales charge of 5% and 2%, respectively, for 1 year, and 5 year returns.
(4)  Reflects deduction of deferred sales charge of 1% for the 1 year return.
(5) The Lehman Brothers High Yield Bond Index is an unmanaged index that measures the performance of fixed-income securities that are similar, but not identical, to those in the Fund's portfolio.
(6) Class A commenced operations on November 8, 1993. Classes B and C commenced operations on February 9, 1994 and March 21, 1994, respectively.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                             Pilgrim High Total Return Fund   17

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Income
Funds
------

                                                  Adviser
                                                  ING Mutual Funds
                                                  Management Co. LLC
                                                  Sub-Adviser
PILGRIM HIGH YIELD BOND FUND                      ING Investment Management LLC
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

The Fund seeks to provide investors with a high level of current income and total return.

INVESTMENT STRATEGY [GRAPHIC]

Under normal market conditions, the Fund will operate as a diversified fund and invest at least 65% of its total assets in a portfolio of high yield (high risk) bonds. High yield bonds are debt securities that are not rated by a nationally recognized statistical rating organization or are rated below investment grade (for example, rated below BBB by Standard & Poor's Rating Group or Baa by Moody's Investor Services) or have an equivalent rating by a nationally recognized statistical rating organization. The Fund defines high yield bonds to include: bank loans; payment-in-kind securities; fixed, variable, floating rate and deferred interest debt obligations; zero coupon bonds; mortgage-backed and asset-backed debt obligations; structured debt obligations; and convertible bonds, provided they are unrated or rated below investment grade. In evaluating the quality of a particular high yield bond for investment by the Fund, the Sub-Adviser does not rely exclusively on ratings assigned by the nationally recognized statistical rating organizations. The Sub-Adviser will utilize a security's credit rating as simply one indication of an issuer's creditworthiness and will principally rely upon its own analysis of any security. However, the Sub-Adviser does not have restrictions on the rating level of the securities in the Fund's portfolio and may purchase and hold securities in default. There are no restrictions on the average maturity of the Fund or the maturity of any single investment. Maturities may vary widely depending on the Sub-Adviser's assessment of interest rate trends and other economic or market factors.

Any remaining assets may be invested in investment grade debt securities; common and preferred stocks; U.S. Government securities and money market instruments that the Sub-Adviser believes are appropriate in light of the Fund's investment objectives; and debt securities of foreign issuers. The Fund may purchase structured debt obligations and may engage in dollar roll transactions and swap agreements. The Fund may also use options and futures contracts involving securities, securities indices and interest rates.

The Fund will not purchase any common stocks if, after such purchase, more than 20% of the value of its total assets would be invested in common stocks. The Fund will invest in common stocks in order to attempt to achieve either a combination of its primary and secondary objectives, in which case the common stocks will be dividend-paying, or to achieve its secondary objective, in which case the common stocks may not pay dividends.

In choosing investments for the Fund, the Sub-Adviser combines extensive company and industry research with relative value analysis to identify high yield bonds expected to provide above-average returns. Relative value analysis is intended to enhance returns by moving from overvalued to undervalued sectors of the bond market. The Sub-Adviser's team approach to decision making includes contributions from individual managers responsible for specific industry sectors.

--------------------------------------------------------------------------------

RISKS [GRAPHIC]

You could lose money on an investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund may be affected by the following risks, among others.

Price Volatility -- debt securities face market, issuer and other risks, and their values may go up and down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer.

Changes in Interest Rates -- the value of the Fund's investments may fall when interest rates rise. The Fund may be sensitive to changes in interest rates because it may invest in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

Special Risk -- the price of a fixed income security is generally determined by adding an interest rate spread to a benchmark interest rate, such as the U.S. Treasury rate. As the spread on a security widens (or increases), the price (or value) of the security falls.

Default Risk -- an issuer of a security may default on its obligation to pay principal and/or interest.

Credit Risk -- the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. This Fund may be subject to more credit risk than other income funds, because it may invest in high yield debt securities, which are considered predominantly speculative with respect to the issuer's continuing ability to meet interest and principal payments.

Prepayment Risk -- the Fund may invest in mortgage related securities, which can be paid off early if the borrowers on the underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, the Fund will be forced to reinvest this money at lower yields.

Extension Risk -- slower than expected principal payments on a mortgage-backed or asset-backed security may extend such security's life, thereby locking in a below-market interest rate, increasing the security's duration and reducing the value of the security.

Risk of High Yield Bonds -- high yield bonds carry particular market risks and may experience greater volatility in market value than investment grade bonds. Changes in interest rates, the market's perception of the issuers, and the creditworthiness of the issuers may significantly affect the value of these bonds. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile. Certain high yield bonds, such as zero coupon, deferred interest and payment-in-kind bonds, may be issued at deep discounts and may experience greater volatility in market value. The secondary market for high yield bonds may be less liquid than the markets for higher quality securities and this may have an adverse effect on the market values of certain securities.

Risks of Using Derivatives -- derivatives are subject to the risk of changes in the market price of the security, credit risk with respect to the counterparty to the derivatives instrument, and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.

Risks of Equity Investments -- equity securities face market, issuer and other risks, and their values may go down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. Equities generally have higher volatility than debt securities.

Risks of Foreign Investing --foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks, securities depositories or exchanges than those in the U.S., and foreign controls on investment.

18   Pilgrim High Yield Bond Fund

                                                    PILGRIM HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

Year by Year Total Returns (%)(1)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
                                                                  9.14    0.41

Best and worst quarterly performance during this period:

4th quarter 1999: up 3.89%

1st quarter 2000: down 1.78%

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- Lehman Brothers High Yield Bond Index.

Average Annual Total Returns

                                                                         Lehman
                                                                          Bros.
                                                                          High
                                   Class        Class        Class       Yield
                                   A(2)         B(3)         C(4)       Index(5)
                                   -----        -----        -----      --------
One year, ended
December 31, 2000        %         -4.34        -4.89        -1.22        -5.86

Since inception(6)       %          2.06         1.96         3.76        -1.70

----------
(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2)  Reflects deduction of sales charge of 4.75%
(3) Reflects deduction of deferred sales charge of 5% and 3%, respectively, for 1 year and since inception returns.
(4)  Reflects deduction of deferred sales charge of 1% for the 1 year return.
(5) Lehman Bros. High Yield Bond Index is a widely recognized unmanaged index of high yield debt securities.
(6)  Classes A, B and C commenced operations on December 15, 1998.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                               Pilgrim High Yield Bond Fund   19

------
Income
Funds
------

                                                    Adviser
PILGRIM HIGH TOTAL RETURN FUND II                   ING Pilgrim Investments, LLC
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

The Fund seeks high income and capital appreciation.

INVESTMENT STRATEGY [GRAPHIC]

The Fund invests primarily in higher-yielding, lower-rated bonds (junk bonds) to achieve high current income with potential for capital growth.

Under normal market conditions, the Fund invests at least 65% of its total assets in high-yielding, lower-rated U.S. dollar-denominated debt securities of any maturity of U.S. and foreign issuers. It may also invest up to 35% of its total assets in securities denominated in foreign currencies. It may invest up to 50% of its assets in securities of foreign issuers, including 35% in emerging market debt. Most of the debt securities the Fund invests in are lower-rated and considered speculative, including bonds in the lowest rating categories and unrated bonds. It can invest up to 10%, and can hold up to 25%, of its assets in securities rated below Caa by Moody's or CCC by S&P. It also holds debt securities that pay fixed, floating or adjustable interest rates and may hold pay-in-kind securities and discount obligations, including zero coupon securities, and mortgage-related or asset-backed debt securities.

The Fund may also invest in equity or equity-related securities, such as common stock, preferred stock, convertible securities and rights and warrants attached to debt instruments. In selecting equity securities, the portfolio managers use a "bottom-up" analysis that focuses on individual companies and assesses the company's valuation, financial condition, management, competitiveness, and other factors.

PENDING MERGER -- subject to shareholder approval, the Fund's Board of Trustees has approved the reorganization of the Fund into Pilgrim High Yield Fund II. You could therefore ultimately hold shares of that Fund.

--------------------------------------------------------------------------------

RISKS [GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Changes in Interest Rates -- The Fund's performance is significantly affected by changes in interest rates. The value of the Fund's investments may fall when interest rates rise. The Fund may be sensitive to changes in interest rates because it may invest in debt securities with longer maturities. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. The value of the Fund's high yield and zero coupon securities are particularly sensitive to changes in interest rates.

Credit Risk -- the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This Fund is subject to more credit risk than many other income mutual funds, because it invests in high-yield debt securities, which are considered predominantly speculative with respect to the issuer's continuing ability to meet interest and principal payments. This is especially true for bonds in the lowest rating categories and unrated bonds, and during periods of economic uncertainty or economic downturns.

Inability to Sell Securities -- high yield securities may be less liquid than higher quality investments. An unrated bond, a bond in the lowest rating catorgories, or a security whose credit rating has been lowered may be particularly difficult to sell. Foreign securities and mortgage-related and asset-backed debt securities may be less liquid than other debt securities. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

Prepayment Risk -- the Fund may invest in mortgage-related securities, which can be paid off early if the borrowers on the underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, the Fund will be forced to reinvest this money at lower yields.

Risk of Foreign Investing -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. To the extent the Fund invests in emerging market countries, the risks may be greater, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

20   Pilgrim High Total Return Fund II

                                               PILGRIM HIGH TOTAL RETURN FUND II
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

Year by Year Total Returns (%)(1)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
                                                         -2.93   -13.86  -24.00

Best and worst quarterly performance during this period:

2nd quarter 1997: up 8.89%

4th quarter 2000: down 17.94%

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Lehman Brothers High Yield Bond Index.

Average Annual Total Returns

                                                                   Lehman Bros.
                                                                    High Yield
                                                                       Bond
                            Class A(2)   Class B(3)   Class C(4)     Index(5)
                            ----------   ----------   ----------     --------
One year, ended
December 31, 2000      %      -27.63       -27.92       -25.09         -5.86

Since inception(6)     %       -7.99        -8.00        -7.41          2.38

----------
(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2)  Reflects deduction of sales charge of 4.75%.
(3) Reflects deduction of deferred sales charge of 5% and 3%, respectively, for 1 year and since inception returns.
(4)  Reflects deduction of deferred sales charge of 1% for the 1 year return.
(5) The Lehman Brothers High Yield Bond Index is an unmanaged index that measures the performance of fixed-income securities that are similar, but not identical, to those in the Fund's portfolio.
(6)  The Fund commenced operations on January 31, 1997.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                          Pilgrim High Total Return Fund II   21

------
Income
Funds
------

                                                    Adviser
PILGRIM MONEY MARKET FUND                           ING Pilgrim Investments, LLC
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

The Fund seeks to provide as high a level of current income as is consistent with the preservation of capital and liquidity.

INVESTMENT STRATEGY [GRAPHIC]

The Fund invests all of its assets in Class A shares of the Primary Institutional Fund, a series of Reserve Institutional Trust, a registered open-end management investment company, rather than directly in a portfolio of securities. In turn, the Primary Institutional Fund seeks to provide as high a level of current income as is consistent with the preservation of capital and liquidity. This structure is different from that of other Pilgrim Funds and many other investment companies, which directly acquire and manage their own portfolio of securities.

The Primary Institutional Fund seeks to achieve its investment objective by investing in instruments issued by the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities "); high quality deposit-type obligations, such as negotiable certificates of deposit and time deposits, bankers' acceptances and letters of credit of domestic, foreign banks and foreign branches of foreign banks, savings and loan associations and savings banks; other short-term instruments of similar quality; and instruments fully collateralized by such obligations. The dollar weighted average portfolio maturity of the Fund will not exceed 90 days.

The Primary Institutional Fund may invest in obligations of U.S. banking institutions that are insured by the Federal Deposit Insurance Corporation. The Primary Institutional Fund may also invest in obligations of foreign branches of both U.S. banks and foreign banks (Eurodollars). Investment in foreign banks will be limited to those located in Australia, Canada, Western Europe and Japan and which, at the time of investment, have more than $25 billion (or the equivalent in other currencies) in total assets and which, in the opinion of the Primary Institutional Fund's investment adviser, are of comparable quality to the obligations of U.S. banks which may be purchased by the Primary Institutional Fund. The Primary Institutional Fund may also invest in municipal obligations, the interest on which is not exempt from federal income taxation.

The Primary Institutional Fund may also engage in repurchase agreements and periodically lend securities on a short-term basis to banks, brokers and dealers (but not individuals) and receive as collateral cash or securities issued by the U.S. Government or its agencies or instrumentalities (or any combination thereof). The value of the securities loaned cannot exceed 25% of the Primary Institutional Fund's total assets.

The Primary Institutional Fund may invest, without limitation, in U.S. Government Securities and in instruments secured or collateralized by U.S. Government Securities. The Primary Institutional Fund will not invest more than 10% of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven (7) days after notice and will not concentrate more than 25% of its total assets in securities of issuers in a single industry, except that it may invest more than 25% of its assets in bank obligations. In addition, the Primary Institutional Fund will not invest more than 5% of its assets in the securities of any single issuer (except U.S. Government Securities or repurchase agreements). The Primary Institutional Fund may borrow money for extraordinary or emergency purposes but not in an amount exceeding 5% of its total assets.

The Primary Institutional Fund uses the amortized cost method of valuation to help the Fund maintain a stable $1.00 share price. Of course, there is no guarantee that the Fund will be able to maintain a $1.00 share price.

Since the Fund invests substantially all of its assets in another investment company, the fund should be considered a feeder fund in an arrangement resembling a master/feeder structure.

Investment of the Fund's assets in the Class A shares of the Primary Institutional Fund is not a fundamental policy of the Fund and a shareholder vote is not required for the Fund to withdraw its investment in the Primary Institutional Fund.

--------------------------------------------------------------------------------

RISKS [GRAPHIC]

The Fund is subject to the risks associated with investing in debt securities.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund may be affected by these other risks by virtue of its investment in the Primary Institutional Fund:

Changes in Interest Rates -- money market funds like the Fund are subject to less interest rate risk than other income funds because they invest in debt securities with a remaining maturity not greater than 397 days. Still, the value of the Fund 's investment may fall when interest rates rise.

Credit Risk -- money market funds like the Fund are subject to less credit risk than other income funds because they invest in short-term debt securities of the highest quality. Still, the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt.

U.S. Government Securities -- some U.S. Government agency securities may be subject to varying degrees of credit risk, and all U.S. Government Securities may be subject to price declines in the securities due to changing interest rates. If an obligation, such as obligations issued by the Federal National Mortgage Association, the Student Loan Marketing Association, the Federal Home Loan Bank and the Federal Home Loan Mortgage Corporation is supported only by the credit of the agency or instrumentality issuing the obligation, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. Securities directly supported by the full faith and credit of the United States have less credit risk.

Risk of Concentration in Banking Obligations -- the risks of concentrating in investments in the banking industry include credit risk, interest rate risks,and regulatory risk (the impact of state or federal legislation and regulations).

Because the Fund invests all of its assets in another registered management investment company, the Fund and its shareholders will bear the investment advisory fees and expenses of the Fund and the other registered management investment company in which it invests with the result that the Fund's expenses may be higher than those of other money market funds which invest directly in money market instruments. The Fund is also designed for investors who desire a short-term investment and may not be appropriate for those investors desiring a long-term investment.

Risk of Foreign Investing --Euro and Yankee dollar investments involve certain risks that are different from investments in domestic obligations of U.S. banks. These risks may include unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls or other governmental restrictions that might affect payment of principal or interest. In addition, foreign banks are not regulated by U.S. banking authorities and are generally not bound by financial reporting standards comparable to U.S. banks. Further, adverse political, regulatory, market or economic developments in foreign countries can affect entities located in those countries.

22   Pilgrim Money Market Fund

                                                       PILGRIM MONEY MARKET FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long term performance and illustrate the availability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risk of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

Year by Year Total Returns (%)(1)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
                                                                          5.18

Best and worst quarterly performance during this period:

4th Quarter 2000: up 1.45%

1st Quarter 2000: up 1.13%

The folllowing performance table discloses the Fund average annual return as of December 31, 2000 for each class of shares.

Average Annual Total Return(1)

                                             Class A    Class B(3)    Class C(4)
                                             -------    ----------    ---------
One year ended December 31, 2000         %     5.18        -0.48         3.51

Since inception(2)                       %     5.07         1.35         4.06

The Fund's seven-day yields as of December 31, 2000 for the Class A, B and C shares were 5.64%, 4.88% and 4.88%, respectively. The "seven-day yield" is an annual figure -- the amount you would earn if you kept your investment in the Fund and the Fund continued to earn the same net interest income throughout the year.

The Fund's seven-day effective yields as of December 31, 2000 for the Class A, B and C shares were 5.79%, 5.00% and 5.00%, respectively. The "seven-day effective yield" (also an annualized figure) assumes that dividends are reinvested and compounded.

----------
(1) Total returns reflect the deduction of the applicable contingent deferred sales load.
(2)  The Fund commenced operations on July 12, 1999.
(3) Reflects deduction of deferred sales charge of 5% and 4%, respectively, for 1 year and since inception returns.
(4)  Reflects deduction of deferred sales charge of 1% for the 1 year return.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                  Pilgrim Money Market Fund   23

------
Income
Funds
------

                                                             Adviser
                                                             ING Mutual Funds
                                                             Management Co. LLC
                                                             Sub-Adviser
                                                             ING Investment
ING PILGRIM MONEY MARKET FUND                                Management LLC
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

The Fund seeks to provide investors with a high level of current income as is consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 net asset value per share.

INVESTMENT STRATEGY [GRAPHIC]

The Fund will operate as a diversified fund and invest in a portfolio of high-quality. U.S. dollar denominated short-term debt obligations which are determined by the Sub-Adviser to present minimal credit risks.

Portfolio investments of the Fund are value based on the amortized cost valuation method pursuant to Rule 2a-7 under the Investment Company Act of 1940. Obligations in which the Fund invests generally have remaining maturities of 397 days or less, although upon satisfying certain conditions of Rule 2a-7, the Fund may, to the extent otherwise permissible, invest in instruments subject to repurchase agreements and certain variable and floating rate obligations that bear longer final maturities. The dollar-weighted average portfolio maturity of the Fund will not exceed 90 days.

The Fund will invest in obligations permitted to be purchased under Rule 2a-7 including, but not limited to, (i) U.S. Government securities and obligations of its agencies or instrumentalities; (ii) commercial paper, mortgage-backed and asset-backed securities, guaranteed investment contracts, loan participation interests, medium term notes, and other promissory notes, including floating and variable rate obligations; and (iii) the following domestic, Yankeedollar and Eurodollar obligations; certificates of deposit, time deposits, bankers acceptances, commercial paper, and other promissory notes, including floating and variable rate obligations issued by U.S. or foreign bank holding companies and their bank subsidiaries, branches and agencies. The Fund may invest more than 25% of its total assets in instruments issued by domestic banks.

The Fund may purchase securities on a "when-issued" basis and purchase or sell them on a "forward commitment" basis. The Fund may also invest in variable rate master demand obligations, which are unsecured demand notes that permit the underlying indebtedness to vary, and provide for periodic adjustments in the interest rate. The Fund may enter into repurchase agreements.

In choosing investments for the Fund, the Sub-Adviser employs a highly disciplined, four step investment process designed to ensure preservation of capital and liquidity as well as adherence to regulatory requirements. The four steps are:

*    First, a formal list of high-quality issuers is actively maintained;

* Second, securities of issuers on the approved list which meet maturity guidelines and are rated "first tier" (that is, they are given the highest short-term rating by at least two nationally recognized statistical rating organizations, or by a single rating organization if a security is rated only by that organization, or are determined to be of comparable quality by the Sub-Adviser pursuant to guidelines approved by the Fund's Board of Trustees) are selected for investment;

* Third, diversification is continuously monitored to ensure that regulatory limits are not exceeded; and

* Finally, portfolio maturity decisions are made based upon expected cash flows, income opportunities available in the market and expectations of future interest rates.

--------------------------------------------------------------------------------

RISKS [GRAPHIC]

The Fund is subject to the risks associated with investing in debt securities.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Changes in Interest Rates -- money market funds like the Fund are subject to less interest rate risk than other income funds because they invest in debt securities with a remaining maturity not greater than 397 days. Still, the value of the Fund's investment may fall when interest rates rise.

Credit Risk -- money market funds like the Fund are subject to less credit risk than other income funds because they invest in short-term debt securities of the highest quality. Still, the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt.

U.S. Government Securities -- some U.S. Government agency securities may be subject to varying degrees of credit risk, and all U.S. Government Securities may be subject to price declines in the securities due to changing interest rates. If an obligation, such as obligations issued by the Federal National Mortgage Association, the Student Loan Marketing Association, the Federal Home Loan Bank and the Federal Home Loan Mortgage Corporation is supported only by the credit of the agency or instrumentality issuing the obligation, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. Securities directly supported by the full faith and credit of the United States have less credit risk.

Risk of Concentration in Banking Obligations -- the risks of concentrating in investments in the banking industry include credit risk, interest rate risks, and regulatory risk (the impact of state or federal legislation and regulations).

Risk of Foreign Investing --Euro and Yankee dollar investments involve certain risks that are different from investments in domestic obligations of U.S. banks. These risks may include unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls or other governmental restrictions that might affect payment of principal or interest. In addition, foreign banks are not regulated by U.S. banking authorities and are generally not bound by financial reporting standards comparable to U.S. banks. Further, adverse political, regulatory, market or economic developments in foreign countries can affect entities located in those countries.

24   ING Pilgrim Money Market Fund

                                                   ING PILGRIM MONEY MARKET FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long term performance and illustrate the availability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risk of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

Year by Year Total Returns (%)(1)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
                                                                  4.64    5.88

Best and worst quarterly performance during this period:

During the period shown in the bar chart, the best and worst quarterly performance were as follows:

4th Quarter 2000: up 1.52%

2nd Quarter 1999: up 1.07%

The following performance table discloses the Fund average annual return as of December 31, 2000 for each class of shares.

Average Annual Total Return

                                           Class A     Class B(3)     Class C(4)
                                           -------     ----------     ----------
One year ended December 31, 2000   %         5.88         0.24           4.21

Since inception(2)                 %         5.23         2.66           4.53

The Fund's seven-day yields as of December 31, 2000 for the Class A, B and C shares were 6.13%, 5.49% and 5.49%, respectively. The "seven-day yield" is an annual figure -- the amount you would earn if you kept your investment in the Fund and the Fund continued to earn the same net interest income throughout the year.

The Fund's seven-day effective yields as of December 31, 2000 for the Class A, B and C shares were 6.32%, 5.64% and 5.64%, respectively. The "seven-day effective yield" (also an annualized figure) assumes that dividends are reinvested and compounded.

----------
(1) Total returns reflect the deduction of the applicable contingent defined sales load.
(2)  The Fund commenced operations on December 15, 1998.
(3) Reflects deduction of deferred sales charge of 5% and 3%, respectively, for 1 year and since inception returns.
(4)  Reflects deduction of deferred sales charge of 1% for the one year return.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                              ING Pilgrim Money Market Fund   25

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

There are two types of fees and expenses when you invest in mutual funds: fees, including sales charges, you pay directly when you buy or sell shares, and operating expenses paid each year by the Fund. The tables that follow show the fees and expenses for each of the Pilgrim Funds.

Fees You Pay Directly

                                                    Class A     Class B     Class C    Class M(1)   Class T(1)(2)
                                                    -------     -------     -------    ----------   -------------
Maximum sales charge on your investment
 (as a % of offering price) %
Income Funds (except Pilgrim Money Market and ING
 Pilgrim Money Market)                                4.75(3)     none        none        3.25(3)        none
Pilgrim Money Market and ING Pilgrim Money Market     none        none        none         N/A            N/A
Maximum deferred sales charge (as a % of
 purchase or sales price, whichever is less)
Income Funds (including Pilgrim Money Market
 and ING Pilgrim Money Market)                        none(4)     5.00(5)     1.00(6)     none           4.00(7)

----------
(1)  Not all Funds offer Classes M and T. Please see page 30.
(2) Class T shares are available only for certain exchanges or reinvestment of dividends. Please see page 30.
(3)  Reduced for purchases of $50,000 and over. Please see page 31.
(4) A contingent deferred sales charge of no more than 1% may be assessed on redemptions of Class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. Please see page 31.
(5) Imposed upon redemption within 6 years from purchase. The fee has scheduled reductions after the first year. Please see page 31.
(6)  Imposed upon redemption within 1 year from purchase.
(7) Imposed upon redemption within 4 years from purchase. The fee has scheduled reductions after the first year. Please see page 31.

Operating Expenses Paid Each Year by the Funds(1)
(as a % of average net assets)

Class A

                                             Distribution               Total
                                             and Service                Fund                  Waivers
                                Management     (12b-1)       Other     Operating                and                 Net
Fund                               Fee          Fees        Expenses   Expenses    Reimbursements(2)(3)(11)(12)   Expenses
----                               ---          ----        --------   --------    ----------------------------   --------
GNMA Income                 %      0.54         0.25          0.38       1.17                    --                 1.17
National Tax-Exempt Bond    %      0.50         0.35          0.68       1.53                 -0.38                 1.15
Intermediate Bond           %      0.50         0.35          0.77       1.62                 -0.47                 1.15
Strategic Income            %      0.45         0.35          1.84       2.64                 -1.68                 0.96
High Yield                  %      0.60         0.25          0.32       1.17                 -0.12                 1.05
High Yield II(4)            %      0.60         0.35          0.42       1.37                 -0.19                 1.18
High Total Return           %      0.60         0.30          0.49       1.50                    --                 1.39
High Yield Bond             %      0.65         0.35          0.82       1.82                 -0.52                 1.30
High Total Return II        %      0.60         0.30          0.53       1.58                    --                 1.43
Pilgrim Money Market        %      0.25(8)      0.25          1.78(9)    2.28                 -1.43                 0.85
ING Pilgrim Money Market    %      0.25         0.75          0.53       1.53                 -0.76                 0.77

Class B

                                             Distribution               Total
                                             and Service                Fund            Waivers
                                 Management   (12b-1)        Other    Operating           and             Net
Fund                               Fee          Fees        Expenses   Expenses   Reimbursements(2)(3)  Expenses
----                               ---          ----        --------   --------   --------------------  --------
GNMA Income(5)              %      0.54         1.00          0.38       1.92                --           1.92
National Tax-Exempt Bond    %      0.50         1.00          0.68       2.18             -0.28           1.90
Intermediate Bond           %      0.50         1.00          0.79       2.29             -0.39           1.90
Strategic Income            %      0.45         0.75          1.84       3.04             -1.68           1.36
High Yield                  %      0.60         1.00          0.32       1.92             -0.12           1.80
High Yield II(4)            %      0.60         1.00          0.42       2.02             -0.19           1.83
High Total Return           %      0.60         1.00          0.49       2.09                --           2.09
High Yield Bond             %      0.65         1.00          0.89       2.54             -0.49           2.05
High Total Return II        %      0.60         1.00          0.53       2.13                --           2.13
Pilgrim Money Market        %      0.25(8)      1.00          1.78(9)    3.03             -1.43           1.60
ING Pilgrim Money Market    %      0.25         1.00          0.40       1.65             -0.24           1.41

26   What You Pay to Invest

                                                          WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

Operating Expenses Paid Each Year by the Funds(1)
(as a % of average net assets)

Class C

                                             Distribution               Total
                                             and Service                Fund             Waivers
                                Management     (12b-1)       Other     Operating           and              Net
Fund                               Fee          Fees        Expenses   Expenses    Reimbursements(2)(3)   Expenses
----                               ---          ----        --------   --------    --------------------   --------
GNMA Income(6)              %      0.54         1.00          0.38       1.92              --               1.92
National Tax-Exempt Bond    %      0.50         1.00          0.68       2.18           -0.28               1.90
Intermediate Bond           %      0.50         1.00          0.84       2.34           -0.44               1.90
Strategic Income            %      0.45         0.75          1.84       3.04           -1.68               1.36
High Yield(6)               %      0.60         1.00          0.32       1.92           -0.12               1.80
High Yield II(4)            %      0.60         1.00          0.42       2.02           -0.19               1.83
High Total Return           %      0.60         1.00          0.49       2.09              --               2.09
High Yield Bond             %      0.65         1.00          0.91       2.56           -0.51               2.05
High Total Return II        %      0.60         1.00          0.53       2.13              --               2.13
Pilgrim Money Market        %      0.25(8)      1.00          1.78(9)    3.03           -1.43               1.60
ING Pilgrim Money Market    %      0.25         1.00          0.39       1.64           -0.23               1.41

Class M

                                             Distribution               Total
                                             and Service                Fund             Waivers
                                Management     (12b-1)       Other     Operating           and              Net
Fund                               Fee          Fees        Expenses   Expenses    Reimbursements(2)      Expenses
----                               ---          ----        --------   --------    --------------------   --------
GNMA Income(10)             %      0.54         0.75          0.38       1.67              --               1.67
High Yield                  %      0.60         0.75          0.32       1.67           -0.12               1.55

Class T

                                             Distribution               Total
                                             and Service                Fund           Waivers
                                Management     (12b-1)       Other     Operating         and                Net
Fund                               Fee          Fees        Expenses   Expenses    Reimbursements(2)      Expenses
----                               ---          ----        --------   --------    --------------------   --------
GNMA Income(7)              %      0.54         0.65          0.38       1.57              --               1.57
High Yield II(4)(7)         %      0.60         0.65          0.42       1.67           -0.19               1.48

----------
(1) These tables show the estimated operating expenses for each Fund by class as a ratio of expenses to average daily net assets. These estimates are based on each Fund's actual operating expenses for its most recent complete fiscal year and fee waivers to which the Advisers have agreed for each Fund except for GNMA Income Fund. For GNMA Income Fund, estimated operating expenses are based on estimated contractual operating expenses commencing with ING Pilgrim Investments' management of the Fund.
(2) ING Pilgrim Investments, LLC has entered into written expense limitation agreements with each Fund which it advises except High Total Return and High Total Return II under which it will limit expenses of each Fund, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Pilgrim Investments within three years. The amount of each Fund's expenses waived or reimbursed during the last fiscal year by ING Pilgrim Investments or ING Mutual Funds Management Co. LLC is shown under the heading "Waivers and Reimbursements." For each Fund the expense limit will continue through at least October 31, 2001.
(3) ING Mutual Funds Management Co. LLC has entered into written expense limitation agreements with National Tax-Exempt Bond, Intermediate Bond, High Yield Bond Funds and ING Pilgrim Money Market under which it will limit expenses of the Fund, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to IMFC within three years. The amount of the Fund's expenses waived or reimbursed during the last fiscal year by IMFC is shown under the heading "Waivers and Reimbursements." The expense limit will continue through at least February 28, 2002.
(4)  Effective April 1, 2000, certain Pilgrim Funds merged with High Yield Fund
     II. It is expected that as a result of the mergers, operating expenses for High Yield Fund II will be lower than the operating expenses prior to the mergers.
(5) Because Class B shares are new for GNMA Income Fund, its expenses are estimated based on Class A expenses.
(6) Because Class C shares are new for GNMA Income and High Yield Funds, their expenses are estimated based on Class B expenses.
(7) Because Class T shares are new for High Yield II and GNMA Income Funds, their expenses are estimated based on Class A expenses.
(8) The Primary Institutional Fund charges a comprehensive annual management fee of 0.25% of average daily net assets for both advisory and ordinary operating expenses. Pursuant to its investment advisory agreement with the Fund, ING Pilgrim Investments, LLC charges a maximum annual advisory fee equal to 0.50% of average daily net assets if the Fund does not invest substantially of all of its assets in another investment company. If the Fund invests substantially all of its assets in another investment company, ING Pilgrim Investments, LLC does not charge an advisory fee. The Fund anticipates investing substantially all of its assets in another investment company.
(9) ING Pilgrim Investments, LLC receives an annual administration fee equal to 0.25% of average daily net assets.
(10) Because Class M shares are new for GNMA Income Fund, the expenses are estimated based on Class A expenses.
(11) This includes a waiver of 0.10% of Distribution Fee for National Tax Exempt Bond, Intermediate Bond and High Yield Bond Funds for Class A only.
(12) This includes a waiver of 0.40% of Distribution Fee for ING Pilgrim Money Market Fund for Class A only.



                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                     What You Pay to Invest   27

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

Examples

The examples that follow are intended to help you compare the cost of investing in the Pilgrim Funds with the cost of investing in other mutual funds. Each example assumes that you invested $10,000, reinvested all your dividends, the Fund earned an average annual return of 5%, and annual operating expenses remained at the current level. Keep in mind that this is only an estimate -- actual expenses and performance may vary.

Class A

Fund                                 1 year     3 years     5 years     10 years
----                                 ------     -------     -------     --------
GNMA Income                    $       589         829       1,088       1,828
National Tax-Exempt Bond       $       623         935       1,270       2,212
Intermediate Bond              $       632         962       1,314       2,306
Strategic Income               $       568       1,104       1,665       3,188
High Yield                     $       577         818       1,077       1,818
High Yield II                  $       590         870       1,172       2,027
High Total Return              $       610         894       1,199       2,064
High Yield Bond                $       651       1,020       1,413       2,511
High Total Return II           $       614         906       1,219       2,107
Pilgrim Money Market           $        87         575       1,090       2,504
ING Pilgrim Money Market       $       156         483         834       1,824

Class B

                                              If you sell your shares                       If you don't sell your shares
                                     -------------------------------------------     -------------------------------------------
Fund                                 1 year     3 years     5 years     10 years     1 year     3 years     5 years     10 years
----                                 ------     -------     -------     --------     ------     -------     -------     --------
GNMA Income                 $          695         903       1,237       2,048         195        603        1,037        2,048
National Tax-Exempt Bond    $          721         982       1,369       2,349         221        682        1,169        2,349
Intermediate Bond           $          732       1,015       1,425       2,458         232        715        1,225        2,458
Strategic Income            $          638       1,081       1,649       3,143         138        781        1,449        3,143
High Yield                  $          683         891       1,226       2,038         183        591        1,026        2,038
High Yield II               $          686         915       1,271       2,166         186        615        1,071        2,166
High Total Return           $          712         955       1,324       2,242         212        655        1,124        2,242
High Yield Bond             $          757       1,091       1,550       2,699         257        791        1,350        2,699
High Total Return II        $          716         967       1,344       2,284         216        667        1,144        2,284
Pilgrim Money Market        $          663       1,102       1,666       3,068         163        802        1,466        3,068
ING Pilgrim Money Market    $          668         820       1,097       1,923         168        520          897        1,923

28   What You Pay to Invest

                                                          WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

Examples

Class C

                                              If you sell your shares                      If you don't sell your shares
                                     -------------------------------------------     -------------------------------------------
Fund                                 1 year     3 years     5 years     10 years     1 year     3 years     5 years     10 years
----                                 ------     -------     -------     --------     ------     -------     -------     --------
GNMA Income                 $          295         603       1,037        2,243        195        603        1,037        2,243
National Tax-Exempt Bond    $          321         682       1,169        2,513        221        692        1,169        2,513
Intermediate Bond           $          337         730       1,250        2,676        237        730        1,250        2,676
Strategic Income            $          238         781       1,449        3,237        138        781        1,449        3,237
High Yield                  $          283         591       1,026        2,234        183        591        1,026        2,234
High Yield II               $          286         615       1,071        2,333        186        615        1,071        2,333
High Total Return           $          312         655       1,124        2,421        212        655        1,124        2,421
High Yield Bond             $          359         796       1,360        2,895        259        796        1,360        2,895
High Total Return II        $          316         667       1,144        2,462        216        667        1,144        2,462
Pilgrim Money Market        $          263         802       1,466        3,245        163        802        1,466        3,245
ING Pilgrim Money Market    $          267         517         892        1,944        167        517          892        1,944

Class M

Fund                                 1 year     3 years     5 years     10 years
----                                 ------     -------     -------     --------
GNMA Income                 $          489         834       1,203        2,237
High Yield                  $          478         823       1,194        2,237

Class T

                                              If you sell your shares                     If you don't sell your shares
                                     -------------------------------------------     -------------------------------------------
Fund                                 1 year     3 years     5 years     10 years     1 year     3 years     5 years     10 years
----                                 ------     -------     -------     --------     ------     -------     -------     --------
GNMA Income                 $          560         696         855        1,760        160        496          855        1,760
High Yield II               $          557         708         890        1,881        151        508          890        1,881

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                     What You Pay to Invest   29

SHAREHOLDER
GUIDE                                                     CHOOSING A SHARE CLASS
--------------------------------------------------------------------------------

PILGRIM PURCHASE OPTIONS(TM)

Depending upon the Fund, you may select from up to five separate classes of shares: Class A, Class B, Class C, Class M and Class T.

Class A

* Front-end sales charge, as described on the next page (except for Pilgrim Money Market and ING Pilgrim Money Market Funds).
*    Distribution and service (12b-1) fees of 0.25% to 0.75% (varies by Fund).

Class B

*    No front-end sales charge; all your money goes to work for you right away.
*    Distribution and service (12b-1) fees of 1% (0.75% for Strategic Income
     Fund).
*    A contingent deferred sales charge, as described on the next page.
* Automatic conversion to Class A shares after eight years, thus reducing future annual expenses. Class B shares acquired initially through Funds that were part of the Nicholas-Applegate Mutual Funds at the time of purchase will convert after seven years from the date of original purchase.

Class C

*    No front-end sales charge; all your money goes to work for you right away.
*    Distribution and service (12b-1) fees of 1% (0.75% for Strategic Income
     Fund).
* A 1% contingent deferred sales charge on shares sold within one year of purchase.
* No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

Class M

*    Lower front-end sales charge than Class A, as described on the next page.
*    Distribution and service (12b-1) fees of 0.75%.
* No automatic conversion to Class A shares, so annual expenses continue at the Class M level throughout the life of your investment.
*    Offered only by GNMA Income Fund and High Yield Fund.

Class T

* No longer available for purchase, unless you are investing income earned on Class T shares or exchanging Class T Shares of another Fund.
*    Distribution and service (12b-1) fees of 0.65%.
*    A contingent deferred sales charge, as described in this section.
* Automatic conversion to Class A shares after 8 years, thus reducing future annual expenses.
*    Offered only by GNMA Income Fund and High Yield Fund II.

When choosing between classes, you should carefully consider the ongoing annual expenses along with the initial sales charge or the contingent deferred sales charge. The relative impact of the initial sales charges and ongoing annual expenses will depend on the length of time a share is held. Higher distribution fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A or Class M shares. Orders for Class B shares and Class M shares in excess of $250,000 and $1,000,000, respectively, will be accepted as orders for Class A shares or declined. You should discuss which Class of shares is right for you with your investment professional.

Distribution and Shareholder Service Fees

To pay for the cost of promoting the Funds and servicing your shareholder account, each class of each Fund has adopted a Rule 12b-1 plan which requires fees to be paid out of the assets of each class. Over time the fees will increase your cost of investing and may exceed the cost of paying other types of sales charges.

30   Shareholder Guide

                                                                     SHAREHOLDER
CHOOSING A SHARE CLASS                                                     GUIDE
--------------------------------------------------------------------------------

SALES CHARGE CALCULATION

Class A(1)

Class A shares of the Funds are sold subject to the following sales charge:

                                  Income Funds
                            ------------------------
                             As a %
                             of the       As a % of
                            offering         net
Your Investment               price      asset value
---------------               -----      -----------
Less than $50,000              4.75         4.99
$50,000 - $99,999              4.50         4.71
$100,000 - $249,999            3.50         3.63
$250,000 - $499,999            2.50         2.56
$500,000 - $1,000,000          2.00         2.04
$1,000,000 and over                See below

----------
(1) Shareholders that purchased funds that were a part of the Lexington family of funds at the time of purchase are not subject to sales charges for the life of their account.

Money Market Funds. There is no sales charge if you purchase Class A shares of either the Pilgrim Money Market or ING Pilgrim Money Market Funds. However, if the Class A shares are exchanged for shares of another Pilgrim Fund, you will be charged the applicable sales load for that fund upon the exchange.

Investments of $1 Million or More. There is no front-end sales charge if you purchase Class A shares in an amount of $1 million or more. However, the shares will be subject to a contingent deferred sales charge if they are redeemed within one or two years of purchase, depending on the amount of the purchase, as follows:

                                            Period during which
    Your investment              CDSC          CDSC applies
    ---------------              ----          ------------
$1,000,000 to $2,499,999         1.00%            2 years
$2,500,000 to $4,999,999         0.50%            1 year
$5,000,000 and over              0.25%            1 year

However, Class A shares that were purchased in an amount of $1 million or more through Funds that were part of the Nicholas-Applegate Mutual Funds at the time of purchase will be subject to a contingent deferred sales charge of 1% within one year from the date of purchase.

Class A shares that were purchased in an amount of $1 million or more through funds that were part of the Northstar family of funds and the ING family of funds at the time of purchase are subject to a different contingent deferred sales charge period of 18 months and 12 months, respectively, from the date of purchase. See the SAI for further information.

Class B, Class C and Class T

Class B, Class C and Class T shares are offered at their net asset value per share without any initial sales charge. However, you may be charged a contingent deferred sales charge (CDSC) on shares that you sell within a certain period of time after you bought them. The amount of the CDSC is based on the lesser of the net asset value of the shares at the time of purchase or redemption. There is no CDSC on shares acquired through the reinvestment of dividends and capital gains distributions. The CDSCs are as follows:

Class B Deferred Sales Charge(2)

                                 CDSC on shares
Years after purchase               being sold
--------------------               ----------
1st year                                5%
2nd year                                4%
3rd year                                3%
4th year                                3%
5th year                                2%
6th year                                1%
After 6th year                        none

----------
(2) Class B shares that were purchased through funds that were part of the Northstar family of funds at the time of purchase are subject to a different contingent deferred sales charge. Please see the SAI for further information.

Class C Deferred Sales Charge

                         CDSC on shares
Years after purchase       being sold
--------------------       ----------
1st year                       1%
After 1st year                none

Class T Deferred Sales Charge

                         CDSC on shares
Years after purchase       being sold
--------------------       ----------
1st year                       4%
2nd year                       3%
3rd year                       2%
4th year                       1%
After 4th year                none

To keep your CDSC as low as possible, each time you place a request to redeem shares the Funds will first redeem shares in your account that are not subject to a CDSC, and then will sell shares that have the lowest CDSC.

Class M

Class M shares of the Funds are sold subject to the following sales charge:

                               Government
                               Securities
                               Income and
                               High Yield
                                  Funds
                          ----------------------
                           As a %      As a % of
                           of the         net
                          offering       asset
Your Investment             price        value
---------------             -----        -----
Less than $50,000           3.25%        3.36%
$50,000 - $99,999           2.25%        2.30%
$100,000 - $249,999         1.50%        1.52%
$250,000 - $499,999         1.00%        1.01%
$500,000 and over           none         none

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                          Shareholder Guide   31

SHAREHOLDER
GUIDE                                                     CHOOSING A SHARE CLASS
--------------------------------------------------------------------------------

Sales Charge Reductions and Waivers

Reduced Sales Charges. You may reduce the initial sales charge on a purchase of Class A or Class M shares of the Funds by combining multiple purchases to take advantage of the breakpoints in the sales charge schedules. You may do this by:

* Letter of Intent -- lets you purchase shares over a 13 month period and pay the same sales charge as if the shares had all been purchased at once.

* Rights of Accumulation -- lets you add the value of shares of any open-end Pilgrim Fund (excluding the Pilgrim Money Market and ING Pilgrim Money Market Funds) you already own to the amount of your next purchase for purposes of calculating the sales charge.

* Combination Privilege -- shares held by investors in the Pilgrim Funds which impose a CDSC may be combined with Class A or Class M shares for a reduced sales charge.

See the Account Application or the Statement of Additional Information for details, or contact your financial representative or the Shareholder Servicing Agent for more information.

CDSC Waivers. If you notify the Transfer Agent at the time of redemption, the CDSC for each Class will be waived in the following cases:

* redemptions following the death or permanent disability of a shareholder if made within one year of death or the initial determination of permanent disability. The waiver is available only for shares held at the time of death or initial determination of permanent disability.

* for Class B Shares, redemptions pursuant to a Systematic Withdrawal Plan, up to a maximum of 12% per year of a shareholder's account value based on the value of the account at the time the plan is established and annually thereafter, provided all dividends and distributions are reinvested and the total redemptions do not exceed 12% annually.

* mandatory distributions from a tax-deferred retirement plan or an IRA. However, if you purchased shares that were part of the Nicholas-Applegate Mutual Funds, you may be eligible for a CDSC waiver prior to the mandatory distribution age.

* if you think you may be eligible for a CDSC waiver, contact your financial representative or the Shareholder Servicing Agent.

Reinstatement Privilege. If you sell Class B, Class C or Class T shares of an Pilgrim Fund, you may reinvest some or all of the proceeds in the same share class within 90 days without a sales charge. Reinstated Class B, Class C and Class T shares will retain their original cost and purchase date for purposes of the CDSC. This privilege can be used only once per calendar year. If you want to use the Reinstatement Privilege, contact your financial representative or the Shareholder Servicing Agent. Consult the SAI for more information.

Sales Charge Waivers. Class A or Class M shares may be purchased without a sales charge by certain individuals and institutions. For additional information, contact the Shareholder Servicing Agent, or see the SAI.

32   Shareholder Guide

                                                                     SHAREHOLDER
HOW TO PURCHASE SHARES                                                     GUIDE
--------------------------------------------------------------------------------

The minimum initial investment amounts for the Pilgrim Funds are as follows:

*    Non-retirement accounts: $1,000
*    Retirement accounts: $250
* Pre-Authorized Investment Plan: $100 to open; you must invest at least $100 a month.

The minimum additional investment is $100.

Make your investment using the table on the right.

The Funds and the Distributor reserve the right to reject any purchase order. Please note that cash, travelers checks, third party checks, money orders and checks drawn on non-US banks (even if payment may be effected through a US bank) will not be accepted. The Pilgrim Funds reserve the right to waive minimum investment amounts. The Funds reserve the right to liquidate sufficient shares to recover annual transfer agent fees or to close your account and redeem your shares should you fail to maintain your account value at a minimum of $1,000.00 ($250.00 for IRAs).

Retirement Plans

The Funds have available prototype qualified retirement plans for both corporations and for self-employed individuals. They also have available prototype IRA, Roth IRA and Simple IRA plans (for both individuals and employers), Simplified Employee Pension Plans, Pension and Profit Sharing Plans and Tax Sheltered Retirement Plans for employees of public educational institutions and certain non-profit, tax-exempt organizations. State Street Bank and Trust Company (SSB) acts as the custodian under these plans. For further information, contact the Shareholder Servicing Agent at (800) 992-0180. SSB currently receives a $12 custodial fee annually for the maintenance of such accounts.

                                Initial                    Additional
    Method                     Investment                  Investment
    ------                     ----------                  ----------
By Contacting            An investment
Your Investment          professional with an
Professional             authorized firm
                         can help you establish
                         and maintain your
                         account.

By Mail                  Visit or consult an           Visit or consult an
                         investment professional.      investment professional.
                         Make your check payable to    Fill out the Account
                         the Pilgrim Funds and         Additions form included
                         mail it, along with a         on the bottom of your
                         completed Application.        account statement along
                         Please indicate your          with your check payable
                         investment professional       to the Fund and mail them
                         on the New Account            to the address on the
                         Application                   account statement.
                                                       Remember to write your
                                                       account number on the
                                                       check.

By Wire                  Call the ING Pilgrim          Wire the funds in the
                         Operations Department         same manner described
                         at (800) 336-3436 to          under "Initial
                         obtain an account             Investment."
                         number and indicate
                         your investment
                         professional on the
                         account.

                         Instruct your bank to
                         wire funds to the Fund
                         in the care of:

                         State Street Bank and
                         Trust Company ABA
                         #101003621 Kansas
                         City, MO
                         credit to: ___________
                         (the Fund)
                         A/C #751-8315; for
                         further credit
                         to: __________________
                         Shareholder
                         A/C #_________________
                         (A/C # you received
                         over the telephone)
                         Shareholder Name:
                         ______________________
                         (Your Name Here)

                         After wiring funds you
                         must complete the
                         Account Application
                         and send it to:

                         Pilgrim Funds
                         P.O. Box 219368
                         Kansas City, MO
                         64121-6368

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                          Shareholder Guide   33

SHAREHOLDER
GUIDE                                                       HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

You may redeem shares using the table on the right.

Under unusual circumstances, a Fund may suspend the right of redemption as allowed by federal securities laws.

Systematic Withdrawal Plan

You may elect to make periodic withdrawals from your account on a regular basis.

*    Your account must have a current value of at least $10,000.
*    Minimum withdrawal amount is $100.
*    You may choose from monthly, quarterly, semi-annual or annual payments.

For additional information, contact the Shareholder Servicing Agent, see the Account Application or the Statement of Additional Information.

Payments

Normally, payment for shares redeemed will be made within three days after receipt by the Transfer Agent of a written request in good order. The Fund has the right to take up to seven days to pay your redemption proceeds, and may postpone payment longer in the event of an economic emergency as determined by the U.S. Securities and Exchange Commission. When you place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed at the next determined net asset value, but the Fund will not release the proceeds until your purchase payment clears. This may take up to 15 days or more. To reduce such delay, purchases should be made by bank wire or federal funds.

Each Fund normally intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, a Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.

         Method                                 Procedures
         ------                                 ----------
By Contacting Your            You may redeem by contacting your investment
Investment Professional       professional. Investment professionals may charge
                              for their services in connection with your redemption request, but neither the Fund nor the Distributor imposes any such charge.

By Mail Send a written request specifying the Fund name and share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to redeem to:

                              Pilgrim Funds
                              P.O. Box 219368
                              Kansas City, MO 64121-6368

                              If certificated shares have been issued, the certificate must accompany the written request. Corporate investors and other associations must have an appropriate certification on file authorizing redemptions. A suggested form of such certification is provided on the Account Application. A signature guarantee may be required.

By Telephone --               You may redeem shares by telephone on all accounts
Expedited Redemption          other than retirement accounts, unless you check
                              the box on the Account Application which signifies that you do not wish to use telephone redemptions.
                              To redeem by telephone, call the Shareholder
                              Servicing Agent at (800) 992-0180.

                              Receiving Proceeds By Check:

                              You may have redemption proceeds (up to a maximum of $100,000) mailed to an address which has been on record with Pilgrim Funds for at least 30 days.

                              Receiving Proceeds By Wire:

                              You may have redemption proceeds (subject to a minimum of $5,000) wired to your pre-designated bank account. You will not be able to receive redemption proceeds by wire unless you check the box on the Account Application which signifies that you wish to receive redemption proceeds by wire and attach a voided check. Under normal circumstances, proceeds will be transmitted to your bank on the business day following receipt of your instructions, provided redemptions may be made. In the event that share certificates have been issued, you may not request a wire redemption by telephone.

34   Shareholder Guide

                                                                     SHAREHOLDER
TRANSACTION POLICIES                                                       GUIDE
--------------------------------------------------------------------------------

Net Asset Value

The net asset value (NAV) per share for each Fund and class is determined each business day as of the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. Eastern Time). The NAV per share of each class of each Fund is calculated by taking the value of the Fund's assets attributable to that class, subtracting the Fund's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. Because foreign securities may trade on days when the Funds do not price shares, the net asset value of a Fund that invests in foreign securities may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations, and short-term debt securities, and for situations where market quotations are deemed unreliable. Short-term debt securities having a maturity of 60 days or less are valued at amortized cost, unless the amortized cost does not approximate market value. Securities prices may be obtained from automated pricing services. When market quotations are not readily available or are deemed unreliable, securities are valued at their fair value as determined in good faith under the supervision of the Board of Directors or Trustees. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations.

Pilgrim Money Market Fund.

The Pilgrim Money Market Fund tries to maintain a stable NAV of $1.00 per share. Because the Primary Institutional Fund, which Pilgrim Money Market Fund invests in, uses the amortized cost method of valuing the securities held by it and rounds its per share net asset value to the nearest whole cent, it is anticipated that the net asset value of the Primary Institutional Fund will remain constant at $1.00 per share. However, the Pilgrim Money Market Fund makes no assurance that either it or the Primary Institutional Fund can maintain a $1.00 net asset value per share.

ING Pilgrim Money Market Fund

The ING Pilgrim Money Market Fund uses the amortized cost method to value its portfolio securities and seeks to maintain a constant net asset value of $1.00 per share, although there may be circumstances under which this goal cannot be acheived. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates or the market value of the security. Although the Board of Trustees has established procedures designed to stabilize, to the extent reasonably possible, the share price of the Fund, there can be no assurance that the Fund's net asset value can be maintained at $1.00 per share.

Price of Shares

When you buy shares, you pay the NAV plus any applicable sales charge. When you sell shares, you receive the NAV minus any applicable deferred sales charge. Exchange orders are effected at NAV.

Execution of Requests

Purchase and sale requests are executed at the next NAV determined after the order is received in proper form by the Transfer Agent or Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth above under "How to Purchase Shares" have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), the shares will not be credited until the next business day.

You will receive a confirmation of each new transaction in your account, which also will show you the number of Fund shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Funds will not be issued unless you request them in writing.

Telephone Orders

The Funds and their transfer agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Funds and their transfer agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Funds and their transfer agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.

Exchanges

You may exchange shares of a Fund for shares of the same class of any other Pilgrim Fund, except for Lexington Money Market Trust and Pilgrim Corporate Leaders Trust Fund. without paying any additional sales charge, except that Class A shares of the Pilgrim Money Market and ING Pilgrim Money Market Funds for which no sales

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                          Shareholder Guide   35

SHAREHOLDER
GUIDE                                                       TRANSACTION POLICIES
--------------------------------------------------------------------------------

charge was paid must pay the applicable sales load on an exchange into Class A shares of another Fund. In addition, Class T shares of any Fund may be exchanged for Class B shares of the Pilgrim Money Market and ING Pilgrim Money Market Funds. Shares subject to a CDSC will continue to age from the date that the original shares were purchased. If you exchange shares of a Fund that at the time you acquired the shares was a Nicholas-Applegate Mutual Fund, the shares you receive on the exchange will be subject to the current CDSC structure and conversion rights of the Fund being acquired, although the shares will continue to age for CDSC and conversion purposes from the date the original shares were acquired.

The total value of shares being exchanged must at least equal the minimum investment requirement of the Fund into which they are being exchanged. Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes. There is no specific limit on exchange frequency; however, the Funds are intended for long-term investment and not as a short-term trading vehicle. The Adviser may prohibit excessive exchanges (more than four per year). The Adviser also may, on 60 days' prior notice, restrict the frequency of, otherwise modify, or impose charges of up to $5.00 upon exchanges.

You will automatically have the ability to request an exchange by calling the Shareholder Service Agent unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege. A Fund may change or cancel its exchange policies at any time, upon 60 days' written notice to shareholders.

Systematic Exchange Privilege

With an initial account balance of at least $5,000 and subject to the information and limitations outlined above, you may elect to have a specified dollar amount of shares systematically exchanged, monthly, quarterly, semi-annually or annually (on or about the 10th of the applicable month), from your account to an identically registered account in the same class of any other open-end Pilgrim Fund. This exchange privilege may be modified at any time or terminated upon 60 days' written notice to shareholders.

Small Accounts

Due to the relatively high cost of handling small investments, the Funds reserve the right upon 30 days' written notice to redeem, at NAV, the shares of any shareholder whose account (except for IRAs) has a value of less than $1,000, other than as a result of a decline in the NAV per share.

Account Access

Unless your shares are held through a third-party fiduciary or in an omnibus registration at your bank or brokerage firm, you may be able to access your account information over the internet at www.pilgrimfunds.com, or via a touch tone telephone by calling (800) 992-0180 and selecting Option 1. Should you wish to speak with a Shareholder Service Representative you may call the toll-free number listed above and select Option 2.

36   Shareholder Guide

                                                                      MANAGEMENT
ADVISER                                                             OF THE FUNDS
--------------------------------------------------------------------------------

ING Pilgrim Investments, LLC ("ING Pilgrim" or "ING Pilgrim Investments") serves as the investment adviser to each of the Funds (except the National Tax-Exempt Bond, Intermediate Bond, High Yield Bond and ING Pilgrim Money Market Funds). ING Mutual Funds Management LLC ("IMFC") serves as investment adviser to the National Tax Exempt Bond, Intermediate Bond, High Yield Bond, and ING Pilgrim Money Market Funds. ING Pilgrim or IMFC provides or oversees all investment advisory and portfolio management services for each Fund, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

Organized in December 1994, ING Pilgrim is registered as an investment adviser. Organized in September 1998, IMFC is registered as an investment adviser. ING Pilgrim and IMFC are indirect wholly-owned subsidiaries of ING Group (NYSE:
ING). ING Group is a global financial institution active in the field of insurance, banking, and asset management in more than 65 countries, with almost 100,000 employees.

As of December 31, 2000, ING Pilgrim managed over $19.3 billion in assets.

As of December 31, 2000, IMFC managed over $1.3 billion in assets.

ING Pilgrim's and IMFC's principal address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

ING Pilgrim and IMFC receive a monthly fee for their services based on the average daily net assets of each of the Funds.

The following table shows the aggregate annual management fee paid by each Fund for the most recent fiscal year as a percentage of that Fund's average daily net assets:

                                       Management
Fund                                      Fee
----                                      ---
Pilgrim GNMA Income                       0.54%
Pilgrim National Tax-Exempt Bond          0.50
Pilgrim Intermediate Bond                 0.50
Pilgrim Strategic Income                  0.45
Pilgrim High Yield                        0.60
Pilgrim High Yield II                     0.60
Pilgrim High Total Return                 0.60
Pilgrim High Yield Bond                   0.65
Pilgrim High Total Return II              0.60
Pilgrim Money Market                      0.25
ING Pilgrim Money Market                  0.25

ING Pilgrim Directly Manages the Portfolios of the Following Funds:

GNMA Income Fund

Denis P. Jamison, Senior Vice President and Senior Portfolio Manager of ING Pilgrim since July 2000, has served as Senior Portfolio Manager of GNMA Income Fund since July 1981. Prior to July 2000, he was a Senior Vice President at Lexington (which was acquired by ING Pilgrim's parent company in July 2000). He is a Chartered Financial Analyst and a member of the New York Society of Security Analysts.

Roseann G. McCarthy, Assistant Vice President of ING Pilgrim since July 2000, has served as co-manager of GNMA Income Fund since May 1999. Prior to July 2000, she was an Assistant Vice President at Lexington (which was acquired by ING Pilgrim's parent company in July 2000). Prior to joining the Lexington Fixed Income Department in 1997, she was Mutual Fund Marketing and Research Coordinator. Prior to 1995, Ms. McCarthy was Fund Statistician and a Shareholder Service Representative for the Lexington Funds.

High Total Return Fund and High Total Return Fund II

Edwin Schriver, Senior Vice President of ING Pilgrim, has served as a Senior Portfolio Manager of the portfolio management team that manages High Total Return Fund and High Total Return Fund II since October 2000. Prior to joining ING Pilgrim, Mr. Schriver was a Senior High Yield Analyst for Dreyfus Corporation since 1998. From 1996 to 1997, Mr. Schriver was the President of Crescent City Research, an investment research and software firm. Prior to 1996 Mr. Schriver was President of an SEC registered investment adviser and held various senior portfolio managment positions.

Andy Mitchell, Vice President of ING Pilgrim, has served as Co-Portfolio Manager of the portfolio management team that manages High Total Return Fund and High Total Return Fund II since October 2000. Prior to joining ING Pilgrim in July 2000, Mr. Mitchell was a Senior Credit Analyst with Katonah Capital since March 2000. From March 1998 to March 2000, Mr. Mitchell was a Vice President and Senior High Yield Analyst at Merrill Lynch Asset Management. From March 1994 to March 1998, Mr. Mitchell was Assistant Vice President and Senior High Yield Analyst at Schroder Capital Management.

Russ Stiver, Vice President of ING Pilgrim, has served as Co-Portfolio Manager of the portfolio management team that manages High Total Return Fund and High Total Return Fund II since October 2000. Prior to joining ING Pilgrim in May 2000, Mr. Stiver was Portfolio Manager (1996-2000) and Acting V.P. at Manulife Financial (1999-2000). From 1994 to 1996, Mr. Stiver analyzed investment grade, high yield and emerging market sovereign debt securities for Toronto--Dominion Bank.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                    Management of the Funds   37

MANAGEMENT OF THE FUNDS                                              SUB-ADVISER
--------------------------------------------------------------------------------

Strategic Income Fund

The following individuals share responsibility for the day-to-day management of the Strategic Income Fund:

Robert K. Kinsey, Vice President of ING Pilgrim, has served as a Portfolio Manager of Strategic Income Fund since May 24, 1999. Mr. Kinsey manages Strategic Income Fund's assets that are invested in assets other than high yield debt securities. Prior to joining ING Pilgrim, Mr. Kinsey was a Vice President and Fixed Income Portfolio Manager for Federated Investors from January 1995 to March 1999. From July 1992 to January 1995, Mr. Kinsey was a Principal and Portfolio Manager for Harris Investment Management.

Edwin Schriver, whose background is described above, has served as Senior Portfolio Manager of the high yield portion of Strategic Income Fund's assets since October 2000.

High Yield Fund and High Yield Fund II

Edwin Schriver, whose background is described above, has served as Senior Portfolio Manager of the portfolio management team that manages High Yield Fund and High Yield Fund II since October 2000.

Andy Mitchell, whose background is described above, has served as Co-Portfolio Manager of the portfolio management team that manages High Yield Fund and High Yield Fund II since October 2000.

Russ Stiver, Vice President of ING Pilgrim, has served as Co-Portfolio Manager of the portfolio management team that manages High Yield Fund and High Yield Fund II since October 2000.

For the following Funds, IMFC has engaged a Sub-Adviser to provide the day-to-day management of the Fund's portfolio. The Sub-Advisers have , at least in part, been selected on the basis of their successful application of a consistent, well-defined, long-term investment approach over a period of several market cycles.

National Tax-Exempt Bond Fund

Furman Selz Capital Management LLC. Furman Selz Capital Management LLC ("FSCM") serves as sub-adviser to the National Tax-Exempt Bond Fund. FSCM is located at 230 Park Avenue, New York, NY 10169. FSCM is engaged in the business of providing investment advice to institutional and individual client accounts which, as of December 31, 2000, were valued at approximately $9.3 billion.

Mr. Robert Schonbrunn and Mr. Alan Segars have primary responsibility for managing the Fund. Mr. Schonbrunn has been an investment professional with FSMC since 1985 and has 32 years of investment experience. Mr. Segars has been an investment professional with FSCM since 1993 and has 30 years of investment experience.

Intermediate Bond Fund, High Yield Bond Fund and ING Pilgrim Money Market Fund

ING Investment Management LLC. ING Investment Management LLC ("IIM") serves as sub-adviser to Intermediate Bond Fund, High Yield Bond Fund and ING Pilgrim Money Market Fund. IIM is located at 5780 Powers Ferry Road, N.W., Suite 300, Atlanta, GA 30327. IIM is engaged in the business of providing investment advice to portfolios which, as of September 30, 2000, were valued at $29.67 billion, IIM also advises other registered investment companies.

Mr. James Kauffman, with 12 years of investment experience, leads a team of three investment professionals in managing the Intermediate Bond Fund.

Mr. Robert Bowman, with more than 20 years of investment experience, leads a team of five investment professionals in managing the High Yield Bond Fund. Mr Bowman has been a Senior Vice President and Managing Director at IIM since 1999.

Ms. Jennifer J. Thompson, CFA leads a team of three investment professionals in managing the ING Pilgrim Money Market Fund. Ms. Thompson has been employed by IIM as an investment professional since 1998 and has seven years of investment experience.

38   Management of the Funds

                                                                   DIVIDENDS,
                                                                   DISTRIBUTIONS
DIVIDENDS/TAXES                                                    AND TAXES
--------------------------------------------------------------------------------

Dividends

The Funds generally distribute most or all of their net earnings in the form of dividends. Each Fund pays dividends, if any, as follows:

Monthly(1)
----------
Pilgrim GNMA Income
Pilgrim National Tax-Exempt Bond
Pilgrim Intermediate Bond
Pilgrim Strategic Income
Pilgrim High Yield
Pilgrim High Yield II
Pilgrim High Total Return
Pilgrim High Yield Bond
Pilgrim High Total Return II
Pilgrim Money Market
ING Pilgrim Money Market

----------
(1)  Distributions normally expected to consist primarily of ordinary income.

Each Fund distributes capital gains, if any, annually.

Dividend Reinvestment

Unless you instruct a Fund to pay you dividends in cash, dividends and distributions paid by a Fund will be reinvested in additional shares of the Fund. You may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on Class A, B, C, M or T shares of a Fund invested in another Pilgrim Fund which offers the same class shares. If you are a shareholder of Pilgrim Prime Rate Trust, whose shares are not held in a broker or nominee account, you may, upon written request, elect to have all dividends invested into a pre-existing Class A account of any open-end Pilgrim Fund.

Taxes

The following information is meant as a general summary for U.S. shareholders. Please see the Statement of Additional Information for additional information. You should rely your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in a Fund.

Each Fund will distribute all or substantially all of its net investment income and net capital gains to its shareholders each year. Although the Funds will not be taxed on amounts they distribute, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. It does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if a Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate.

Dividends declared by a Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

You will receive an annual statement summarizing your dividend and capital gains distributions.

If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. You are responsible for any tax liabilities generated by your transactions.

As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                         Dividends, Distributions and Taxes   39

MORE INFORMATION
ABOUT RISKS
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All mutual funds involve risk -- some more than others -- and there is always the chance that you could lose money or not earn as much as you hope. A Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. The following pages discuss the risks associated with certain of the types of securities in which the Funds may invest and certain of the investment practices that the Funds may use. For more information about these and other types of securities and investment techniques that may be used by the Funds, see the Statement of Additional Information (the "SAI").

Many of the investment techniques and strategies discussed in this prospectus and in the SAI are discretionary, which means that the adviser can decide whether to use them or not. The Funds named below invest in these securities or use these techniques as part of the Fund's principal investment strategy. However, the adviser of any Fund may also use these investment techniques or make investments in securities that are not a part of the Fund's principal investment strategy.

PRINCIPAL RISKS

Investments in Foreign Securities (All Funds except GNMA Income, National Tax-Exempt Bond, Pilgrim Money Market and ING Pilgrim Money Market Funds). There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends.

Each Fund that invests in foreign securities may enter into foreign currency transactions either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts to have the necessary currencies to settle transactions, or to help protect Fund assets against adverse changes in foreign currency exchange rates, or to provide exposure to a foreign currency commensurate with the exposure to securities from that country. Such efforts could limit potential gains that might result from a relative increase in the value of such currencies, and might, in certain cases, result in losses to the Fund.

Emerging Markets Investments (High Yield II, High Total Return, High Yield Bond, Intermediate Bond, and High Total Return II Funds). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less well developed legal systems; and less reliable custodial services and settlement practices.

Inability to Sell Securities (All Funds except GNMA Income, Pilgrim Money Market and ING Pilgrim Money Market Funds). Some securities usually trade in lower volume and may be less liquid than securities of large established companies. These less liquid securities could include securities of small and mid-size U.S. companies, high-yield securities, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in emerging markets. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

High Yield Securities (All Funds except National Tax-Exempt Bond, GNMA Income, Pilgrim Money Market and ING Pilgrim Money Market Funds). Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. High yield securities are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The prices of high yield securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. High yield securities structured as zero coupon or pay-in-kind securities tend to be more volatile. The secondary market in which high yield securities are traded is generally less liquid than the market for higher grade bonds. At times of less liquidity, it may be more difficult to value high yield securities.

Corporate Debt Securities (All Funds except GNMA Income, Pilgrim Money Market and ING Pilgrim Money Market Funds). Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. When

40   More Information About Risks

                                                    MORE INFORMATION ABOUT RISKS
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interest rates decline, the value of the Fund's debt securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

One measure of risk for fixed income securities is duration. Duration is one of the tools used by a portfolio manager in selection of fixed income securities. Historically, the maturity of a bond was used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's "interest rate risk" or "volatility." According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. For point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years, and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation.

U.S. Government Securities (National Tax-Exempt Bond, International Bond, High Yield Bond, High Yield, High Yield II, GNMA Income, High Total Return and High Total Return II Funds). Some U.S. Government agency securities may be subject to varying degrees of credit risk particularly those not backed by the full faith and credit of the United States Government. All U.S. Government securities may be subject to price declines in the securities due to changing interest rates.

Convertible Securities (All Funds except National Tax-Exempt Bond, High Yield II, High Total Return and High Total Return II Funds). The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and general market and economic conditions. The income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. Convertible securities are often lower rated securities. A Fund may be required to redeem or convert a convertible security before the holder would otherwise choose.

Other Investment Companies (National Tax-Exempt Bond, Intermediate Bond, Strategic Income and High Yield Bond Funds). The Fund may invest up to 10% of its assets in other investment companies. When a Fund invests in other investment companies, you indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.

Mortgage-Related Securities (All Funds except National Tax-Exempt Bond Funds, Pilgrim Money Market and ING Pilgrim Money Market Funds). Although mortgage loans underlying a mortgage-backed security may have maturities of up to 30 years, the actual average life of a mortgage-backed security typically will be substantially less because the mortgages will be subject to normal principal amortization, and may be prepaid prior to maturity. Like other fixed income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.

Interests in Loans (All Funds except GNMA Income, Pilgrim Money Market and ING Pilgrim Money Market Funds). Certain Funds may invest in participation interests or assignments in secured variable or floating rate loans, which include participation interests in lease financings. Loans are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to the Fund's investment. Many loans are relatively illiquid, and may be difficult to value.

Derivatives (National Tax-Exempt Bond, Intermediate Bond, Strategic Income, High Yield, High Yield II and High Yield Bond Funds). Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may include swap agreements, options, forwards and futures. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Many of the Funds do not invest in these types of derivatives, and some do, so please check the description of the Fund's policies. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the adviser might imperfectly judge the

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                               More Information About Risks   41

MORE INFORMATION
ABOUT RISKS
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market's direction. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results, such as a loss or a reduction in gains.

Portfolio Turnover. Each Fund, except Government Securities Income, GNMA Income, Pilgrim Money Market and ING Pilgrim Money Market Funds, is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A high portfolio turnover rate involves greater expenses to a Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse effect on the performance of the Fund.

OTHER RISKS

Restricted and Illiquid Securities. Each Fund may invest in restricted and illiquid securities. If a security is illiquid, the Fund might be unable to sell the security at a time when the Adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Temporary Defensive Strategies. When the Adviser to a Fund anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that a Fund invests defensively, it likely will not achieve capital appreciation.

Repurchase Agreements. Each Fund may enter into repurchase agreements, which involve the purchase by a Fund of a security that the seller has agreed to buy back. If the seller defaults and the collateral value declines, the Fund might incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time.

Lending Portfolio Securities. In order to generate additional income, certain Funds may lend portfolio securities in an amount up to 331|M/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.

Borrowing. Certain Funds may borrow for certain types of temporary or emergency purposes subject to certain limits. Borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the net asset value of a Fund, and money borrowed will be subject to interest costs. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

Reverse Repurchase Agreements (all Funds) and Dollar Rolls (all Funds except National Tax-Exempt Bond Fund). A reverse repurchase agreement or dollar roll involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for a Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, net asset value will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar rolls, as leveraging techniques, may increase a Fund's yield; however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.

Short Sales. Each Fund (except Government Securities Income, GNMA Income, National Tax-Exempt Bond, High Yield, High Yield II, and High Total Return I & II Funds) may make short sales. A "short sale" is the sale by a Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.

Pairing Off Transactions. A pairing-off transaction occurs when a Fund commits to purchase a security at a future date, and then the Fund "pairs-off" the purchase with a sale of the same security prior to or on the original settlement date. Whether a pairing-off transaction on a debt security produces a gain depends on the movement of interest rates. If interest rates increase, then the money received upon the sale of the same security will be less than the anticipated amount needed at the time the commitment to purchase the security at the future date was entered and the Fund will experience a loss.

Percentage and Rating Limitations. Unless otherwise stated, the percentage limitations in this prospectus apply at the time of investment.

42   More Information About Risks

                                                                       FINANCIAL
                                                                      HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights tables on the following pages are intended to help you understand each Fund's financial performance for the past five years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). A report of each Fund's independent auditors, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                       Financial Highlights   43

                                                                       FINANCIAL
PILGRIM GNMA INCOME FUND                                              HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below, except for the six months ended June 30, 2000, has been audited by KPMG LLP, independent auditors.

                                                        Six months ended         Year ended December 31,
                                                         June 30, 2000    -------------------------------------
                                                           (Unaudited)     1999      1998      1997      1996
                                                           -----------    -------   -------   -------   -------
Per Share Operating Performance:
 Net asset value, beginning of period               $           8.08         8.53      8.40      8.12      8.19
 Net investment income                              $           0.27         0.50      0.48      0.51      0.53
 Net realized and unrealized gain (loss) from
 investment operations                              $           0.04        (0.45)     0.13      0.29     (0.08)
 Total income from investment operations            $           0.31         0.05      0.61      0.80      0.45
 Less distributions:
 Distributions from net investment income           $           0.27         0.50      0.48      0.52      0.52
 Total distributions                                $           0.27         0.50      0.48      0.52      0.52
 Net asset value, end of period                     $           8.12         8.08      8.53      8.40      8.12
 Total Return(1)                                    %           3.85         0.58      7.52     10.20      5.71
Ratios/Supplemental Data:
 Net assets, end of period (000's)                  $        357,839      376,580   273,591   158,071   133,777
 Ratio of expenses to average net asset(2)          %           1.03         0.99      1.01      1.01      1.05
 Ratio of net investment income (loss) to average
 net assets(2)                                      %           6.55         6.04      5.85      6.28      6.56
 Portfolio turnover rate                            %          51.70        25.10     54.47    134.28    128.76

----------
(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.
(2)  Annualized for periods less than one year.

44   Pilgrim GNMA Income Fund

FINANCIAL
HIGHLIGHTS                                 PILGRIM NATIONAL TAX-EXEMPT BOND FUND
--------------------------------------------------------------------------------

The information in the table below has been audited by Ernst & Young LLP, independent auditors.

                                                        Class A Shares(1)   Class B Shares(1)   Class C Shares(1)
                                                        ----------------    ----------------    ----------------
                                                           Year ended          Year ended         Year ended
                                                        October 31, 2000    October 31, 2000    October 31, 2000
                                                        ----------------    ----------------    ----------------
Per Share Operating Performance:
 Net asset value beginning of period                $         10.00               10.00               10.00
 From investment operations:(2)
 Net investment income                              $          0.48                0.38                0.39
 Net realized and unrealized gain on investments    $          0.11                0.11                0.12
 Total from investment operations                   $          0.59                0.49                0.51
 Distributions paid from investment income          $         (0.48)              (0.40)              (0.40)
 Net asset value end of period                      $         10.11               10.09               10.11
Ratios/Supplemental Data:
 Net assets, end of period (in thousands)           $        21,592                 311                 439
 Total investment return(3)                         %          6.09                5.02                5.29
 Ratios to average net assets:(5)
 Net expenses                                       %          0.95                1.67                1.68
 Gross expenses                                     %          2.12                2.32                2.33
 Net investment income                              %          4.92                3.93                4.00
 Porfolio turnover rate(4)                          %         49.99               49.99               49.99

----------
(1)  The Fund commenced operations on November 8, 1999.
(2) Per share calculation is based on average number of shares outstanding during the period.
(3) Total return assumes reinvestment of all dividend and capital gain distributions, if any, and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales load with respect to Class B and C shares. Total returns would be lower if part of the Fund's expenses were not waived or reimbursed.
(4)  Not annualized.
(5)  Annualized for periods of less than one year.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                      Pilgrim National Tax-Exempt Bond Fund   45

                                                                       FINANCIAL
PILGRIM INTERMEDIATE BOND FUND                                        HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been audited by Ernst & Young LLP, independent auditors.

                                                     Class A Shares(1)          Class B Shares(1)         Class C Shares(1)
                                                 ------------------------   ------------------------   ------------------------
                                                       Year ended                  Year ended                Year ended
                                                 ------------------------   ------------------------   ------------------------
                                                 October 31,  October 31,   October 31,  October 31,   October 31,  October 31,
                                                    2000         1999          2000         1999           2000        1999
                                                 -----------  -----------   -----------  -----------   -----------  -----------
Per Share Operating Performance:
 Net asset value beginning of period         $       9.40        10.00          9.40        10.00          9.40        10.00
 From investment operations:(2)
 Net investment income                       $       0.61         0.45          0.53         0.40          0.54         0.42
 Net realized and unrealized gain/(loss)
 on investments                              $       0.12        (0.60)         0.13        (0.61)         0.12        (0.63)
 Total from investment operations            $       0.73        (0.15)         0.66        (0.21)         0.66        (0.21)
 Distributions paid from investment income   $      (0.61)       (0.45)        (0.54)       (0.39)        (0.54)       (0.39)
 Net asset value end of period               $       9.52         9.40          9.52         9.40          9.52         9.40
Ratios/Supplemental Data:
 Net assets, end of period (in thousands)    $     29,893       32,013         1,523        1,958         5,248        1,082
 Total investment return(3)                  %       8.11        (1.46)         7.30        (2.13)         7.32        (2.10)
 Ratios to average net assets:(5)
 Net expenses                                %       1.00         0.96          1.74         1.70          1.73         1.71
 Gross expenses                              %       2.08         2.12          2.33         2.39          2.32         2.44
 Net investment income                       %       6.48         5.38          5.71         4.83          5.74         4.94
 Porfolio turnover rate                      %     733.33       431.50 (4)    733.33       431.50 (4)    733.33       431.50 (4)

----------
(1)  Class A, B and C shares commenced operations on December 15, 1998.
(2) Per share calculation is based on average number of shares outstanding during the period.
(3) Total return assumes reinvestment of all dividend and capital gain distributions, if any, and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges with respect to Class B and C shares. Total returns would be lower if part of the Fund's expenses were not waived or reimbursed. Total returns for periods less than one year are not annualized.
(4)  Not annualized.
(5)  Annualized for periods of less than one year.

46   Pilgrim Intermediate Bond Fund

FINANCIAL
HIGHLIGHTS                                         PILGRIM STRATEGIC INCOME FUND
--------------------------------------------------------------------------------

For the year ended June 30, 2000 and the three months ended June 30, 1999, the information in the table below has been audited by KPMG LLP, independent auditors. For all periods ended prior to June 30, 1999, the financial information was audited by other independent auditors.

                                                       Class A                            Class B
                                            ----------------------------        ----------------------------
                                                       Three                               Three
                                            Year       months     July 27,      Year      months      July 27,
                                            Ended      ended     1998(1) to     Ended      ended     1998(1) to
                                           June 30,   June 30,    March 31,    June 30,   June 30,    March 31,
                                            2000       1999(2)      1999         2000      1999(2)      1999
                                            -----      -----       -----        -----      -----       -----
Per Share Operating Performance:
 Net asset value, beginning of period   $   12.59      12.89       13.08        12.33      12.61       12.78
 Income from investment
 operations:
 Net investment income                  $    0.92       0.26        0.53         0.88       0.18        0.45
 Net realized and unrealized
 loss on investments                    $   (0.52)     (0.42)      (0.08)       (0.53)     (0.33)      (0.05)
 Total from investment operations       $    0.40      (0.16)       0.45         0.35      (0.15)       0.40
 Less distributions from:
 Net investment income                  $    0.92       0.14        0.53         0.88       0.13        0.46
 Net realized gains on
 investments                            $      --         --        0.11           --         --        0.11
 Net asset value, end of period         $   12.07      12.59       12.89        11.80      12.33       12.61
 Total Return(3):                       %    3.42      (1.23)       5.60         3.00      (1.20)       5.17
Ratios/Supplemental Data:
 Net assets, end of period (000's)      $   2,726      2,736       5,751        4,460      5,658       6,637
 Ratios to average net assets:
 Net expenses(4)(5)                     %    0.96       0.90        0.96         1.36       1.29        1.37
 Gross expenses(4)                      %    2.64       1.56        1.98         3.04       1.95        2.42
 Net investment income (loss)(4)(5)     %    7.69       5.88        5.81         7.29       5.49        5.35
 Portfolio turnover                     %     168         69         274          168         69         274

                                                      Class C
                                            ----------------------------
                                                       Three
                                            Year       months     July 27,
                                           Ended       ended     1998(1) to
                                          Juned 30,   June 30,    March 31,
                                            2000       1999(2)      1999
                                            -----      -----       -----
Per Share Operating Performance:
 Net asset value, beginning of period       12.81      13.10       13.27
 Income from investment
 operations:
 Net investment income                       0.87       0.19        0.48
 Net realized and unrealized
 loss on investments                        (0.51)     (0.35)      (0.06)
 Total from investment operations            0.36      (0.16)       0.42
 Less distributions from:
 Net investment income                       0.87       0.13        0.48
 Net realized gains on
 investments                                   --         --        0.11
 Net asset value, end of period             12.30      12.81       13.10
 Total Return(3):                            3.02      (1.21)       5.19
Ratios/Supplemental Data:
 Net assets, end of period (000's)          3,966      7,965       8,128
 Ratios to average net assets:
 Net expenses(4)(5)                          1.36       1.29        1.36
 Gross expenses(4)                           3.04       1.95        2.41
 Net investment income (loss)(4)(5)          7.29       5.49        5.36
 Portfolio turnover                           168         69         274

----------
(1)  The Fund commenced operations on July 27, 1998.
(2) Effective May 24, 1999, ING Pilgrim Investments, LLC became the Investment Manager of the Fund and the Fund changed its year end to June 30.
(3) Total returns are not annualized for periods of less than one year and do not reflect the impact of sales charges. Total returns for periods less than one year are not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                              Pilgrim Strategic Income Fund   47

                                                                       FINANCIAL
PILGRIM HIGH YIELD FUND                                               HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been audited by KPMG LLP, independent auditors.

                                                                  Class A
                                             ---------------------------------------------------

                                                             Year ended June 30,
                                             ---------------------------------------------------
                                              2000       1999       1998       1997       1996
                                             -------    -------    -------    -------    -------
Per Share Operating Performance:
 Net asset value, beginning of period     $     5.93       6.94       6.80       6.36      6.15
 Income (loss) from investment
 operations:
 Net investment income                    $     0.56       0.58       0.61       0.61      0.59
 Net realized and unrealized gain (loss)
 on investments                           $    (0.85)     (0.96)      0.16       0.43      0.16
 Total from investment operations         $    (0.29)     (0.38)      0.77       1.04      0.75
 Less distributions from:
 Net investment income                    $     0.57       0.62       0.63       0.60      0.54
 Tax return of capital                    $     0.03       0.01         --         --        --
 Total distributions                      $     0.60       0.63       0.63       0.60      0.54
 Net asset value, end of period           $     5.04       5.93       6.94       6.80      6.36
 Total Return(2):                         %    (5.20)     (5.57)     11.71      17.14     12.72
Ratios/Supplemental Data:
 Net assets, end of period (000's)        $   85,870    131,535    102,424     35,940    18,691
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                      %     1.05       1.00       1.00       1.00      1.00
 Gross expenses prior to expense
 reimbursement(3)                         %     1.17       1.12       1.17       1.42      2.19
 Net investment income after expense
 reimbursement(3)(4)                      %    10.41       9.32       9.05       9.54      9.46
 Portfolio turnover rate                  %       89        184        209        394       399

                                                                   Class B
                                             ---------------------------------------------------
                                                                                         July 17,
                                                        Year ended June 30,            1995(1) to
                                             ----------------------------------------    June 30,
                                              2000       1999       1998       1997       1996
                                             -------    -------    -------    -------    -------
Per Share Operating Performance:
 Net asset value, beginning of period           5.92       6.92       6.78       6.36       6.20
 Income (loss) from investment
 operations:
 Net investment income                          0.53       0.53       0.58       0.57       0.48
 Net realized and unrealized gain (loss)
 on investments                                (0.86)     (0.96)      0.14       0.41       0.14
 Total from investment operations              (0.33)     (0.43)      0.72       0.98       0.62
 Less distributions from:
 Net investment income                          0.53       0.56       0.58       0.56       0.46
 Tax return of capital                          0.03       0.01         --         --         --
 Total distributions                            0.56
 Net asset value, end of period                 5.03       5.92       6.92       6.78       6.36
 Total Return(2):                              (5.91)     (6.23)     10.90      16.04      10.37
Ratios/Supplemental Data:
 Net assets, end of period (000's)           199,618    261,589    154,303     40,225      2,374
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                            1.80       1.75       1.75       1.75       1.75
 Gross expenses prior to expense
 reimbursement(3)                               1.92       1.87       1.92       2.17       2.94
 Net investment income after expense
 reimbursement(3)(4)                            9.66       8.57       8.30       8.64       9.02
 Portfolio turnover rate                          89        184        209        394        339

                                                  Class C                                 Class M
                                             ------------------      ---------------------------------------------------
                                               Year      May 27,      Year                                      July 17,
                                              Ended    1999(1) to     Ended          Year ended June 30,       1995(1) to
                                             June 30,   June 30,     June 30,   -----------------------------   June 30,
                                              2000       1999         2000       1999       1998       1997       1996
                                             -------    -------      -------    -------    -------    -------    -------
Per Share Operating Performance:
 Net asset value, beginning of period     $     5.92       5.91         5.93       6.92       6.78       6.36       6.20
 Income (loss) from investment
 operations:
 Net investment income                    $     0.57       0.05         0.52       0.55       0.59       0.58       0.50
 Net realized and unrealized gain
 (loss) on investments                    $    (0.90)      0.01        (0.85)     (0.95)      0.14       0.41       0.14
 Total from investment operations         $    (0.33)      0.06        (0.33)     (0.40)      0.73       0.99       0.64
 Less distributions from:
 Net investment income                    $     0.57       0.05         0.54       0.58       0.59       0.57       0.48
 Tax return of capital                    $       --         --         0.03       0.01         --         --         --
 Total distributions                            0.57                    0.57
 Net asset value, end of period           $     5.02       5.92         5.03       5.93       6.92       6.78       6.36
 Total Return(2):                         %    (5.99)      0.34        (5.86)     (5.85)     11.16      16.29      10.69
Ratios/Supplemental Data:
 Net assets, end of period (000's)        $    5,930        551       12,730     24,129     19,785      8,848      1,243
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                      %     1.80       1.75         1.55       1.50       1.50       1.50       1.50
 Gross expenses prior to expense
 reimbursement(3)                         %     1.92       1.87         1.67       1.62       1.67       1.92       2.69
 Net investment income after
 expense reimbursement(3)(4)              %     9.66       8.57         9.91       8.82       8.55       8.93       9.41
 Portfolio turnover rate                  %       89        184           89        184        209        394        339

----------
(1)  Commencement of offering shares.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return information for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4) The Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses.

48   Pilgrim High Yield Fund

FINANCIAL
HIGHLIGHTS                                            PILGRIM HIGH YIELD FUND II
--------------------------------------------------------------------------------

For the year ended June 30, 2000 and the three months ended June 30, 1999, the information in the table below has been audited by KPMG LLP, independent auditors. For all periods ended prior to June 30, 1999, the financial information was audited by other independent auditors.

                                                                 Class A                                  Class B
                                               ----------------------------------------   ----------------------------------------
                                                          Three                                      Three
                                                Year      months      Year     March 27,    Year     months      Year      March 27,
                                                ended     ended      ended     1998 to      Ended    ended      ended      1998 to
                                               June 30,  June 30,   March 31,  March 31,   June 30,  June 30,  March 31,   March 31,
                                                2000      1999(2)     1999      1998(1)     2000     1999(2)     1999      1998(1)
                                               -------    -------    -------    -------    -------   -------    -------    -------
Per Share Operating Performance:
 Net asset value, beginning of period      $     11.57      11.66      12.72      12.70      11.58     11.66      12.71      12.69
 Income from investment operations:
 Net investment income                     $      1.18       0.28       1.12       0.01       1.11      0.27       1.04       0.01
 Net realized and unrealized gains (loss)
 on investments                            $     (0.75)     (0.09)     (1.00)      0.01      (0.75)    (0.09)     (0.99)      0.01
 Total from investment operations          $      0.43       0.19       0.12       0.02       0.36      0.18       0.05       0.02
 Less distributions from:
 Net investment income                     $      1.20       0.28       1.18         --       1.13      0.26       1.10         --
 Net asset value, end of period            $     10.80      11.57      11.66      12.72      10.81     11.58      11.66      12.71
 Total Return(3):                          %      3.96       1.60       1.13       0.16       3.28      1.53       0.55       0.16
Ratios/Supplemental Data:
 Net assets, end of period (000's)         $    34,416     16,795     17,327      4,690    103,246    41,882     42,960      8,892
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                       %      1.18       1.10       1.12       1.06       1.83      1.75       1.77       1.69
 Gross expenses prior to expense
 reimbursement(4)                          %      1.37       1.37       1.53       1.06       2.02      2.02       2.18       1.69
 Net investment income (loss) after
 expense reimbursement(4)(5)               %      0.63       9.68       9.44       7.22       9.98      9.03       8.84       6.61
 Portfolio turnover                        %       113         44        242        484        113        44        242        484

                                                               Class C                      Class T
                                               ----------------------------------------     --------
                                                          Three
                                                 Year     months      Year     March 27,    March 31,
                                                ended     ended      ended      1998 to    2000(6) to
                                               June 30,   June 30,  March 31,  March 31,     June 30,
                                                2000      1999(2)     1999      1998(1)       2000
                                               -------    -------    -------    -------      -------
Per Share Operating Performance:
 Net asset value, beginning of period      $     11.58      11.66      12.71      12.69        11.07
 Income from investment operations:
 Net investment income (loss)              $      1.10       0.27       1.04       0.01         0.29
 Net realized and unrealized gains (loss)
 on investments                            $     (0.74)     (0.09)     (0.99)      0.01        (0.25)
 Total from investment operations          $      0.36       0.18       0.05       0.02         0.04
 Less distributions from:
 Net investment income                     $      1.13       0.26       1.10         --         0.30
 Net asset value, end of period            $     10.81      11.58      11.66      12.71        10.81
 Total Return(3):                          %      3.28       1.53       0.55       0.16        (0.49)
Ratios/Supplemental Data:
 Net assets, end of period (000's)         $    23,324     18,618     21,290      4,815       31,342
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                       %      1.83       1.75       1.77       1.66         1.48
 Gross expenses prior to expense
 reimbursement(4)                          %      2.02       2.02       2.18       1.66         1.67
 Net investment income (loss) after
 expense reimbursement(4)(5)               %      9.98       9.03       8.79       6.91        10.33
 Portfolio turnover                        %       113         44        242        484          113

----------
(1)  The Fund commenced operations on March 27, 1998.
(2) Effective May 24, 1999, ING Pilgrim Investments, LLC, became the Investment Manager of the Fund and the Fund changed its year end to June 30.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Manager has voluntarily agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.
(6)  Commencement of offering of shares.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                 Pilgrim High Yield Fund II   49

                                                                       FINANCIAL
PILGRIM HIGH TOTAL RETURN FUND                                        HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been audited by PricewaterhouseCoopers LLP, independent accountants.

                                                                   Class A
                                                -----------------------------------------------
                                                             Year ended October 31,
                                                -----------------------------------------------
                                                 2000      1999      1998      1997      1996
                                                -------   -------   -------   -------   -------
Operating performance:
 Net asset value, beginning of the period   $      3.29      3.77      5.00      4.78      4.48
 Net investment income                      $      0.29      0.37      0.46      0.48      0.46
 Net realized and unrealized gain (loss)
 on investments                             $     (0.81)    (0.41)    (1.07)     0.20      0.32
 Total from investment operations           $     (0.52)    (0.04)    (0.61)     0.68      0.78
 Dividends from net investment income       $     (0.28)    (0.39)    (0.47)    (0.46)    (0.48)
 Distributions from net realized gain                --        --     (0.15)       --        --
 Distributions from capital                 $     (0.03)    (0.05)       --        --        --
 Total distributions                        $     (0.31)    (0.44)    (0.62)    (0.46)    (0.48)
 Net asset value, end of the period         $      2.45      3.29      3.77      5.00      4.78
 Total return(1)                            %    (16.95)    (1.86)   (13.65)    15.03     18.14
Ratios and supplemental data:
 Net assets, end of the period (000's)      $    36,367    91,991   148,650   215,361   167,698
 Ratio of expenses to average net assets    %      1.39      1.34      1.30      1.42      1.52
 Ratio of net investment income to
 average net assets                         %     10.52     10.16      9.93      9.88      9.86
 Portfolio turnover                         %       136        59       123       183       158

                                                                   Class B
                                                -----------------------------------------------
                                                            Year ended October 31,
                                                -----------------------------------------------
                                                 2000      1999      1998      1997      1996
                                                -------   -------   -------   -------   -------
Operating performance:
 Net asset value, beginning of the period          3.29      3.77      5.00      4.77      4.47
 Net investment income                             0.26      0.34      0.43      0.44      0.43
 Net realized and unrealized gain (loss)
 on investments                                   (0.80)    (0.41)    (1.07)     0.22      0.32
 Total from investment operations                 (0.54)    (0.07)    (0.64)     0.66      0.75
 Dividends from net investment income             (0.26)    (0.37)    (0.44)    (0.43)    (0.45)
 Distributions from net realized gain                --        --     (0.15)       --        --
 Distributions from capital                       (0.03)    (0.04)       --        --        --
 Total distributions                              (0.29)    (0.41)    (0.59)    (0.43)    (0.45)
 Net asset value, end of the period                2.45      3.29      3.77      5.00      4.77
 Total return(1)                                 (17.55)    (2.56)   (14.28)    14.46     17.08
Ratios and supplemental data:
 Net assets, end of the period (000's)          109,284   280,413   428,903   577,351   346,919
 Ratio of expenses to average net assets           2.09      2.06      2.02      2.12      2.23
 Ratio of net investment income to
 average net assets                                9.85      9.42      9.20      9.18      9.14
 Portfolio turnover                                 136        59       123       183       158

                                                                    Class C
                                                -----------------------------------------------
                                                             Year ended October 31,
                                                -----------------------------------------------
                                                 2000      1999      1998      1997      1996
                                                -------   -------   -------   -------   -------
Operating performance:
 Net asset value, beginning of the period   $      3.31      3.78      5.02      4.79      4.49
 Net investment income                      $      0.27      0.34      0.43      0.44      0.43
 Net realized and unrealized gain (loss)
 on investments                             $     (0.81)    (0.40)    (1.08)     0.22      0.32
 Total from investment operations           $     (0.54)    (0.06)    (0.65)     0.66      0.75
 Dividends from net investment income       $     (0.26)    (0.37)    (0.44)    (0.43)    (0.45)
 Distributions from net realized gain                --        --     (0.15)       --        --
 Distributions from capital                 $     (0.03)    (0.04)       --        --        --
 Total distributions                              (0.29)    (0.41)    (0.59)    (0.43)    (0.45)
 Net asset value, end of the period         $      2.47      3.31      3.78      5.02      4.79
 Total return(1)                            $    (17.45)    (2.24)   (14.41)    14.42     17.28
Ratios and supplemental data:
 Net assets, end of the period (000's)      $    14,734    40,503    64,141    97,457    54,382
 Ratio of expenses to average net assets    $      2.09      2.07      2.03      2.13      2.23
 Ratio of net investment income to
 average net assets                         %      9.82      9.42      9.19      9.18      9.14
 Portfolio turnover                         %       136        59       123       183       158

----------
(1) Assumes dividends have been reinvested and does not reflect the effect of sales charges.

50   Pilgrim High Total Return Fund

FINANCIAL
HIGHLIGHTS                                          PILGRIM HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

The information in the table below has been audited by Ernst & Young LLP, independent auditors.

                                                         Class A Shares(1)          Class B Shares(1)         Class C Shares(1)
                                                       --------------------       --------------------      --------------------
                                                            Year ended                Year ended                 Year ended
                                                       --------------------       --------------------      --------------------
                                                     October 31,  October 31,   October 31,  October 31,  October 31,  October 31,
                                                        2000         1999          2000         1999         2000         1999
                                                       -------      -------       -------      -------      -------      -------
Per Share Operating Performance:
 Net asset value beginning of period               $      9.96        10.00           9.96       10.00          9.96       10.00
 From investment operations:(2)
  Net investment income                            $      0.85         0.67           0.78        0.60          0.78        0.62
  Net realized and unrealized loss on investments  $     (0.65)       (0.04)        (0.66)       (0.05)       (0.66)       (0.06)
  Total from investment operations                 $      0.20         0.63           0.12        0.55          0.12        0.56
 Distributions paid from:
  Investment income                                $     (0.86)       (0.67)        (0.79)       (0.59)       (0.79)       (0.60)
  Capital gain                                     $     (0.06)          --         (0.06)          --        (0.06)          --
  Total distributions                              $     (0.92)       (0.67)        (0.85)       (0.59)       (0.85)       (0.60)
 Net asset value end of period                     $      9.24         9.96           9.23        9.96          9.23        9.96
Ratios/Supplemental Data:
 Net assets, end of period (in thousands)          $    33,220       30,537         3,702        2,374        1,578          776
 Total investment return(3)                        %      1.89         6.37           1.02        5.57          1.02        5.67
 Ratios to average net assets:(5)
  Net expenses                                     %      1.04         1.00           1.79        1.72          1.79        1.73
  Gross expenses                                   %      2.16         2.32           2.41        2.64          2.40        2.66
  Net investment income                            %      8.75         7.53           7.99        6.90          7.98        7.01
 Porfolio turnover rate                            %    480.64       756.40 (4)     480.64      756.40 (4)    480.64      756.40 (4)

----------
(1)  Class A, B and C shares commenced operations on December 15, 1998.
(2) Per share calculation is based on average number of shares outstanding during the period.
(3) Total return assumes reinvestment of all dividends and capital gain distributions, if any, and does not reflect the deduction of the applicable contingent deferred sales charges with respect to Class B and C shares. Total returns would be lower if the Fund's expenses were not waived or reimbursed.
(4)  Not annualized.
(5)  Annualized for periods of less than one year.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                               Pilgrim High Yield Bond Fund   51

                                                                       FINANCIAL
PILGRIM HIGH TOTAL RETURN FUND II                                     HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been audited by PricewaterhouseCoopers LLP, independent accountants.

                                                             Class A                                     Class B
                                               --------------------------------------     --------------------------------------
                                                       Year ended October 31,                     Year ended October 31,
                                               --------------------------------------     --------------------------------------
                                                2000       1999      1998     1997(1)      2000      1999       1998     1997(1)
                                               -------    -------   -------   -------     -------   -------    -------   -------
Operating performance:
 Net asset value, beginning of the
 period                                   $       4.18       4.78      5.49      5.00        4.18      4.79       5.49      5.00
 Net investment income                    $       0.37       0.43      0.50      0.28        0.34      0.41       0.47      0.25
 Net realized and unrealized gain
 (loss) on investments                    $      (1.13)     (0.55)    (0.70)     0.53       (1.13)    (0.57)     (0.70)     0.53
 Total from investment operations         $      (0.76)     (0.12)    (0.20)     0.81       (0.79)    (0.16)     (0.23)     0.78
 Dividends from net investment
 income                                   $      (0.36)     (0.43)    (0.48)    (0.28)      (0.33)    (0.42)     (0.44)    (0.25)
 Distributions from capital               $      (0.02)     (0.05)    (0.03)    (0.04)      (0.02)    (0.03)     (0.03)    (0.04)
 Total distributions                      $      (0.38)     (0.48)    (0.51)    (0.32)      (0.35)    (0.45)     (0.47)    (0.29)
 Net asset value, end of the period       $       3.04       4.18      4.78      5.49        3.04      4.18       4.79      5.49
 Total return(2)                          %     (19.10)     (3.10)    (4.23)    16.53      (19.65)    (4.00)     (4.90)    15.91
Ratios and supplemental data:
 Net assets, end of the period (000's)    $      8,165     20,003    40,924     8,548      48,152   125,796    168,859    38,076
 Ratio of expenses to average net
 assets after reimbursement(4)            %       1.43       1.40      1.44      1.26 (3)    2.13      2.11       2.17      1.95 (3)
 Ratio of expenses to average net
 assets prior to expense
 reimbursement                            %       1.43       1.40      1.45      4.62 (3)    2.13      2.11       2.19      2.70 (3)
 Ratio of net investment income to
 average net assets                       %      10.52       9.46      8.90      5.89 (3)    9.78      8.66       8.17      5.20 (3)
 Portfolio turnover                       %        120        110       150       164         120       110        150       164

                                                                Class C
                                               ----------------------------------------
                                                       Year ended December 31,
                                               ----------------------------------------
                                                2000       1999       1998      1997(1)
                                               -------    -------    -------    -------
Operating performance:
 Net asset value, beginning of the
 period                                   $       4.19       4.79       5.50       5.00
 Net investment income                    $       0.34       0.40       0.47       0.25
 Net realized and unrealized gain
 (loss) on investments                    $      (1.14)     (0.55)     (0.71)      0.54
 Total from investment operations         $      (0.80)     (0.15)     (0.24)      0.79
 Dividends from net investment
 income                                   $      (0.33)     (0.41)     (0.44)     (0.25)
 Distributions from capital               $      (0.02)     (0.04)     (0.03)     (0.04)
 Total distributions                             (0.35)     (0.45)     (0.47)     (0.29)
 Net asset value, end of the period       $       3.04       4.19       4.79       5.50
 Total return(2)                          $     (19.87)      (.77)     (4.90)     16.12
Ratios and supplemental data:
 Net assets, end of the period (000's)    $     10,053     31,014     53,703     12,234
 Ratio of expenses to average net
 assets after reimbursement(4)            $       2.13       2.12       2.17       1.95 (3)
 Ratio of expenses to average
 average net assets prior to expense
 reimbursement                            %       2.13       2.12       2.18       2.73 (3)
 Ratio of net investment income to
 average net assets                       %       9.81       8.70       8.16       5.17 (3)
 Portfolio turnover                       %        120        110        150        164

----------
(1)  Classes A, B & C commenced operations on January 31, 1997.
(2) Assumes dividends have been reinvested and does not reflect the effect of sales charges.
(3)  Annualized.
(4)  Expenses calculated net of advisor reimbursement.

52   Pilgrim High Total Return Fund II

FINANCIAL
HIGHLIGHTS                                             PILGRIM MONEY MARKET FUND
--------------------------------------------------------------------------------

The information in the table below has been audited by KPMG LLP, independent auditors.

                                                            Class A      Class B      Class C
                                                            -------      -------      -------
                                                             Period       Period       Period
                                                             ended        ended        ended
                                                            June 30,     June 30,     June 30,
                                                             2000(1)      2000(2)      2000(2)
                                                             ------       ------       ------
Per Share Operating Performance:
 Net asset value, beginning of period                 $        1.00         1.00         1.00
 Income from investment operations:
 Net investment income                                $        0.02         0.03         0.02
 Net realized and unrealized gains (loss) on
 investments                                          $          --           --           --
 Total from investment operations                     $        0.02         0.03         0.02
 Less distributions from:
 Net investment income                                $        0.02         0.03         0.02
 Net realized gains on investments                    $          --           --           --
 Net asset value, end of period                       $        1.00         1.00         1.00
 Total Return(3):                                     %        3.58         3.60         3.58
Ratios/Supplemental Data:
 Net assets, end of period (000's)                    $      75,430       12,035        5,431
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)(5)       %        0.85         1.60         1.60
 Gross expenses prior to expense reimbursement(4)     %        2.28         3.03         3.03
 Net investment income (loss) after expense
 reimbursement(4)(5)                                  %        5.18         3.96         3.96

----------
(1)  Commenced operations on November 24, 1999.
(2)  Commenced operations on July 12, 1999.
(3) Total returns are not annualized for periods of less than one year and do not reflect the impact of sales charges.
(4)  Annualized for periods less than one year.
(5) The investment manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                  Pilgrim Money Market Fund   53

                                                                       FINANCIAL
ING PILGRIM MONEY MARKET FUND                                         HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been audited by Ernst & Young LLP, independent auditors.

                                                            Class A(1)                 Class B(1)                 Class C(1)
                                                     ------------------------   ------------------------   ------------------------
                                                            Year ended                 Year ended                 Year ended
                                                     ------------------------   ------------------------   ------------------------
                                                     October 31,  October 31,   October 31,  October 31,   October 31,  October 31,
                                                        2000         1999          2000         1999          2000         1999
                                                     -----------  -----------   -----------  -----------   -----------  -----------
Per Share Operating Performance:
 Net asset value beginning of period             $        1.00         1.00         1.00         1.00          1.00         1.00
 From investment operations:
 Net investment income                           $        0.06         0.04         0.05         0.03          0.05         0.03
 Net realized and unrealized gains (loss) on
 investments                                     $          --           --           --           --            --           --
 Total from investment operations                $        0.06         0.04         0.05         0.03          0.05         0.03
 Distributions paid from investment income       $       (0.06)       (0.04)       (0.05)       (0.03)        (0.05)       (0.03)
 Net asset value end of period                   $        1.00         1.00         1.00         1.00          1.00         1.00
Ratios/Supplemental Data:
 Net assets, end of period (in thousands)        $     440.651      228,124        2,706        1,173         2,035          444
 Total investment return at net asset value(2)   %        5.70         3.98         5.03         3.31          5.03         3.30
 Ratios to average net assets:
 Net expenses                                    %        0.74         0.73         1.38         1.41          1.39         1.41
 Gross expenses                                  %        1.42         1.67         1.67         1.79          1.67         1.78
 Net investment income                           %        5.59         4.59         4.93         3.85          5.03         3.89

----------
(1)  The Fund commenced operations on December 15, 1998.
(2) Total return assumes reinvestment of all dividends and capital gain distributions, if any, and does not reflect the deduction of the applicable contingent deferred sales charges with respect to Class B and C shares. Total returns would be lower if the Fund's expenses were not waived or reimbursed. Total returns for periods of less than one year are not annualized.
(3)  Annualized for periods less than one year.

54   ING Pilgrim Money Market Fund

WHERE TO GO FOR MORE INFORMATION

You'll find more information about the Pilgrim Funds in our:

ANNUAL/SEMI-ANNUAL REPORTS

Includes a discussion of recent market conditions and investment strategies that significantly affected performance, the financial statements and the auditors' reports (in annual report only).

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Pilgrim Funds. The SAI is legally part of this prospectus (it is incorporated by reference). A copy has been filed with the Securities and Exchange Commission (SEC).

Please write or call for a free copy of the current Annual/Semi-Annual reports, the SAI or other Fund information, or to make shareholder inquiries:

The Pilgrim Funds
7337 East Doubletree Ranch Road
Scottsdale, AZ 85258-2034

1-800-992-0180

Or visit our website at www.pilgrimfunds.com

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public Reference Room in Washington, D.C. or call 202-942-8090. Otherwise, you may obtain the information for a fee by contacting the SEC at:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102

or at the e-mail address: publicinfo@sec.gov

Or obtain the information at no cost by visiting the SEC's Internet website at http://www.sec.gov When contacting the SEC, you will want to refer to the Fund's SEC file number. The file numbers are as follows:

Pilgrim GNMA Income Fund, Inc.          811-2401
Pilgrim Funds Trust                     811-8895
  Pilgrim National Tax-Exempt Bond
  Pilgrim Intermediate Bond
  Pilgrim High Yield Bond
  ING Pilgrim Money Market
Pilgrim Investment Funds, Inc.          811-1939
  Pilgrim High Yield
Pilgrim Mayflower Trust                 811-7978
  Pilgrim High Total Return
  Pilgrim High Total Return II
Pilgrim Mutual Funds                    811-7428
  Pilgrim Strategic Income
  Pilgrim High Yield II
  Pilgrim Money Market

INCPROS030101-030101

PROSPECTUS

March 1, 2001
Class Q

U.S. EQUITY FUNDS
Pilgrim MagnaCap
Pilgrim Growth and Income
Pilgrim LargeCap Leaders
Pilgrim Research Enhanced Index
Pilgrim Growth Opportunities
Pilgrim LargeCap Growth
Pilgrim MidCap Opportunities
Pilgrim MidCap Growth
Pilgrim Growth + Value
Pilgrim SmallCap Opportunities
Pilgrim SmallCap Growth

INTERNATIONAL EQUITY FUNDS
Pilgrim Worldwide Growth
Pilgrim International Value
Pilgrim International
Pilgrim International Core Growth

Pilgrim International SmallCap Growth
Pilgrim Emerging Countries

INCOME FUNDS
Pilgrim GNMA Income
Pilgrim Strategic Income
Pilgrim High Yield
Pilgrim High Yield II

EQUITY & INCOME FUNDS
Pilgrim Balanced
Pilgrim Convertible

This prospectus contains important information about investing in the Class Q shares of the Pilgrim Funds. You should read it carefully before you invest, and keep it for future reference. Please note that your investment: is not a bank deposit, is not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency and is affected by market fluctuations. There is no guarantee that the Funds will achieve their objectives. As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities nor has the SEC judged whether the information in this prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

                                                                   WHAT'S INSIDE
--------------------------------------------------------------------------------

[GRAPHIC]

OBJECTIVE

[GRAPHIC]

INVESTMENT STRATEGY

[GRAPHIC]

RISKS

[GRAPHIC]

HOW THE FUND HAS PERFORMED

These pages contain a description of each of our Funds included in this prospectus, including its objective, investment strategy and risks.

You'll also find:

HOW THE FUND HAS PERFORMED.

A chart that shows the Fund's financial performance for the past ten years (or since inception, if shorter).

WHAT YOU PAY TO INVEST. A list of the fees and expenses you pay -- both directly and indirectly -- when you invest in a Fund.

INTRODUCTION TO THE PILGRIM FUNDS                                              1
FUNDS AT A GLANCE                                                              2

U.S. EQUITY FUNDS
Pilgrim MagnaCap                                                               6
Pilgrim Growth and Income                                                      8
Pilgrim LargeCap Leaders                                                      10
Pilgrim Research Enhanced Index                                               12
Pilgrim Growth Opportunities                                                  14
Pilgrim LargeCap Growth                                                       16
Pilgrim MidCap Opportunities                                                  18
Pilgrim MidCap Growth                                                         20
Pilgrim Growth + Value                                                        22
Pilgrim SmallCap Opportunities                                                24
Pilgrim SmallCap Growth                                                       26

INTERNATIONAL EQUITY FUNDS
Pilgrim Worldwide Growth                                                      28
Pilgrim International Value                                                   30
Pilgrim International                                                         32
Pilgrim International Core Growth                                             34
Pilgrim International SmallCap Growth                                         36
Pilgrim Emerging Countries                                                    38

INCOME FUNDS
Pilgrim GNMA Income                                                           40
Pilgrim Strategic Income                                                      42
Pilgrim High Yield                                                            44
Pilgrim High Yield II                                                         46

EQUITY & INCOME FUNDS
Pilgrim Balanced                                                              48
Pilgrim Convertible                                                           50

WHAT YOU PAY TO INVEST                                                        52
SHAREHOLDER GUIDE                                                             54
MANAGEMENT OF THE FUNDS                                                       58
DIVIDENDS, DISTRIBUTIONS AND TAXES                                            63
MORE INFORMATION ABOUT RISKS                                                  64
FINANCIAL HIGHLIGHTS                                                          67
WHERE TO GO FOR MORE INFORMATION                                      Back cover

                                                                   INTRODUCTION
                                                            TO THE PILGRIM FUNDS
--------------------------------------------------------------------------------

Risk is the potential that your investment will lose money or not earn as much as you hope. All mutual funds have varying degrees of risk, depending on the securities they invest in. Please read this prospectus carefully to be sure you understand the principal risks and strategies associated with each of our Funds. You should consult the Statement of Additional Information (SAI) for a complete list of the risks and strategies.

[GRAPHIC]

If you have any questions about the Pilgrim Funds, please call your financial consultant or us at 1-800-992-0180.

This prospectus is designed to help you make informed decisions about your investments.

U.S. EQUITY FUNDS

     ING Pilgrim's U.S. Equity Funds focus on long-term growth by investing primarily in domestic equities. They may suit you if you:

     *    are investing for the long-term -- at least several years

     *    are willing to accept higher risk in exchange for long-term growth.

INTERNATIONAL EQUITY FUNDS

     ING Pilgrim offers International Equity Funds that emphasize a growth approach to international investing, as well as International Equity Funds that apply the technique of "value investing." These Funds focus on long-term growth by investing primarily in foreign equities.

     They may suit you if you:
     *    are investing for the long-term -- at least several years
     *    are looking for exposure to international markets
     *    are willing to accept higher risk in exchange for long-term growth.

INCOME FUNDS

     ING Pilgrim offers both aggressive and conservative Income Funds. They may suit you if you:
     *    want a regular stream of income
     *    want greater growth potential than a money market fund
     *    are willing to accept more risk than a money market fund.

EQUITY AND INCOME FUNDS

     ING Pilgrim's Equity and Income Funds seek income and growth of capital. They may suit you if you:
     *    want both regular income and capital appreciation
     * are looking for growth potential but don't feel comfortable with the level of risk associated with the Equity Funds.

               [GRAPHIC]  If you have any questions, please call 1-800-992-0180.

------
Funds
At A
Glance
------

This table is a summary of the objectives, main investments and risks of each Pilgrim Fund. It is designed to help you understand the differences between the Funds, the main risks associated with each, and how risk and investment objectives relate. This table is only a summary. You should read the complete descriptions of each Fund's investment objectives, strategies and risks, which begin on page 6.

                FUND                                       INVESTMENT OBJECTIVE
                ------------------------------------------------------------------------------------------
U.S. Equity     MagnaCap Fund                              Growth of capital, with dividend income as a
Funds           Adviser: ING Pilgrim Investments, LLC      secondary consideration

                Growth and Income Fund                     Long-term capital appreciation with income as a
                Adviser: ING Pilgrim Investments, LLC      secondary objective

                LargeCap Leaders Fund                      Long-term capital appreciation
                Adviser: ING Pilgrim Investments, LLC

                Research Enhanced Index Fund               Capital appreciation
                Adviser: ING Pilgrim Investments, LLC
                Sub-Adviser: J.P. Morgan
                Investment Management Inc.

                Growth Opportunities Fund                  Long-term growth of capital
                Adviser: ING Pilgrim Investments, LLC

                LargeCap Growth Fund                       Long-term capital appreciation
                Adviser: ING Pilgrim Investments, LLC

                MidCap Opportunities Fund                  Long-term capital appreciation
                Adviser: ING Pilgrim Investments, LLC

                MidCap Growth Fund                         Long-term capital appreciation
                Adviser: ING Pilgrim Investments, LLC

                Growth + Value Fund                        Capital appreciation
                Adviser: ING Pilgrim Investments, LLC
                Sub-Adviser: Navellier Fund
                Management, Inc.

                SmallCap Opportunities Fund                Capital appreciation
                Adviser: ING Pilgrim Investments, LLC

                SmallCap Growth Fund                       Long-term capital appreciation
                Adviser: ING Pilgrim Investments, LLC

International   Worldwide Growth Fund                      Long-term capital appreciation
Equity Funds    Adviser: ING Pilgrim Investments, LLC

                International Value Fund                   Long-term capital appreciation
                Adviser: ING Pilgrim Investments, LLC
                Sub-Adviser: Brandes
                Investment Partners, L.P.

                International Fund                         Long-term growth of capital
                Adviser: ING Pilgrim Investments, LLC

                International Core Growth Fund             Long-term capital appreciation
                Adviser: ING Pilgrim Investments, LLC

MAIN INVESTMENTS                             MAIN RISKS
-------------------------------------------------------------------------------------------------------------
Equity securities that meet disciplined      Price volatility and other risks that accompany an investment in
selection criteria designed to identify      equity securities.
companies capable of paying rising
dividends.

Equity securities of large, ably             Price volatility and other risks that accompany an investment in
managed, and well-financed U.S.              equity securities.
companies.

Equity securities of large U.S.              Price volatility and other risks that accompany an investment in
companies believed to be leaders in          equity securities.
their industries.

Equity securities of large U.S.              Price volatility and other risks that accompany an investment in
companies that make up the S&P 500           equity securities.
Index.

Equity securities of large, medium, and      Price volatility and other risks that accompany an investment in
small U.S. companies believed to have        growth-oriented equity securities.
growth potential.

Equity securities of large U.S.              Price volatility and other risks that accompany an investment in
companies believed to have growth            growth-oriented equity securities.
potential.

Equity securities of medium-sized U.S.       Price volatility and other risks that accompany an investment in
companies believed to have growth            equity securities of growth-oriented and medium-sized companies.
potential.                                   Particularly sensitive to price swings during periods of economic uncertainty.

Equity securities of medium-sized U.S.       Price volatility and other risks that accompany an investment in
companies believed to have growth            equity securities of medium-sized companies. Particularly
potential.                                   sensitive to price swings during periods of economic uncertainty.

Equity securities of small-sized U.S.        Price volatility and other risks that accompany an investment in
companies.                                   equity securities of growth-oriented and small-sized companies.
                                             Particularly sensitive to price swings during periods of economic uncertainty.

Equity securities of small-sized U.S.        Price volatility and other risks that accompany an investment in
companies believed to have growth            equity securities of growth-oriented and small-sized companies.
potential.                                   Particularly sensitive to price swings during periods of economic uncertainty.

Equity securities of small-sized U.S.        Price volatility and other risks that accompany an investment in
companies believed to have growth            equity securities of growth-oriented and small-sized companies.
potential.                                   Particularly sensitive to price swings during periods of economic uncertainty.

Equity securities of companies located       Price volatility and other risks that accompany an investment in
in countries around the world, which may     growth-oriented foreign equities. Sensitive to currency exchange
include the U.S., believed to have           rates, international political and economic conditions and other
growth potential.                            risks that affect foreign securities.

Equity securities of issuers located in      Price volatility and other risks that accompany an investment in
countries outside the U.S., believed to      foreign equities. Sensitive to currency exchange rates,
have prices below their long-term value.     international political and economic conditions and other risks that affect foreign securities.

Equity securities and equity equivalents     Price volatility and other risks that accompany an investment in
of companies outside of the U.S.             growth-oriented foreign equities. Sensitive to currency exchange rates, international political and economic conditions and other risks that affect foreign securities.

Equity securities of larger companies in     Price volatility and other risks that accompany an investment in
countries around the world, which may        growth-oriented foreign equities. Sensitive to currency exchange
include the U.S., believed to have           rates, international political and economic conditions and other
growth potential.                            risks that affect foreign securities.

------
Funds
At A
Glance
------

                FUND                                            INVESTMENT OBJECTIVE
                -------------------------------------------     ----------------------------------------------
                International SmallCap Growth Fund              Long-term capital appreciation
                Adviser: ING Pilgrim Investments, LLC
                Sub-Adviser: Nicholas-Applegate Capital Mgt.

                Emerging Countries Fund                         Long-term capital appreciation
                Adviser: ING Pilgrim Investments, LLC

Income Funds    GNMA Income Fund                                High current income, consistent with liquidity
                Adviser: ING Pilgrim Investments, LLC           and safety of principal

                Strategic Income Fund                           Maximum total return
                Adviser: ING Pilgrim Investments, LLC

                High Yield Fund                                 High current income, with capital appreciation
                Adviser: ING Pilgrim Investments, LLC           as a secondary objective

                High Yield Fund II                              High level of current income and capital growth
                Adviser: ING Pilgrim Investments, LLC

Equity &        Balanced Fund                                   Long-term capital appreciation and current income
Income Funds    Adviser: ING Pilgrim Investments, LLC

                Convertible Fund                                Total return, consisting of capital appreciation
                Adviser: ING Pilgrim Investments, LLC           and current income

MAIN INVESTMENTS                             MAIN RISKS
------------------------------------------------------------------------------------------------------------
Equity securities of small-sized             Price volatility, liquidity and other risks that accompany an
companies in countries around the world,     investment in equity securities of foreign, small-sized
which may include the U.S., believed to      companies. Sensitive to currency exchange rates, international
have growth potential.                       political and economic conditions and other risks that affect foreign securities.

Equity securities of issuers located in      Price volatility, liquidity and other risks that accompany an
countries with emerging securities           investment in equities from emerging countries. Sensitive to
markets believed to have growth              currency exchange rates, international political and economic
potential.                                   conditions and other risks that affect foreign securities.

Mortgage-backed GNMA Certificates that       Credit, interest rate, prepayment and other risks that accompany
are guaranteed as to the timely payment      an investment in government bonds and mortgage related
of principal and interest by the U.S.        investments. Generally has less credit than the other income
Government.                                  funds.

Investment grade and high yield (high        Credit, interest rate, prepayment and other risks that accompany
risk) debt securities.                       an investment in debt securities, including high yield debt securities. May be sensitive to credit risk during economic downturns.

High yield (high risk) debt securities.      Credit, interest rate and other risks that accompany an
                                             investment in lower-quality debt securities. Particularly
                                             sensitive to credit risk during economic downturns.

High yield (high risk) debt securities,      Credit, liquidity, interest rate and other risks that accompany
including those in the lowest ratings,       an investment in lower-quality debt securities. Particularly
as well as equities and foreign              sensitive to credit risk during economic downturns. May also
securities.                                  present price volatility from equity exposure, and foreign securities. May be sensitive to currency exchange rates,
                                             international political and economic conditions, and other risks.

A mix of equity and debt securities.         Price volatility and other risks that accompany an investment in equity securities. Credit, interest rate and other risks that accompany an investment in debt securities.

Convertible securities of companies of       Price volatility and other risks that accompany an investment in
various sizes, as well as equities, and      equity securities. Credit, interest rate, liquidity and other
high-yield debt.                             risks that accompany an investment in debt securities,and lower quality debt securities.

-----------
U.S. Equity
Funds
-----------
                                                    Adviser
PILGRIM MAGNACAP FUND                               ING Pilgrim Investments, LLC
--------------------------------------------------------------------------------

OBJECTIVE
[GRAPHIC]

The Fund seeks growth of capital, with dividend income as a secondary consideration.

INVESTMENT STRATEGY [GRAPHIC]

The Fund is managed with the philosophy that companies that can best meet the Fund's objectives have paid increasing dividends or have had the capability to pay rising dividends from their operations. The Fund normally invests at least 65% of its assets in equity securities of companies that meet the following disciplined criteria:

Consistent Dividends -- A company must have paid or had the financial capability from its operations to pay a dividend in eight out of the last ten years.

Substantial Dividend Increases -- A company must have increased its dividends or had the financial capability from its operations to have increased its dividends at least 100% over the past 10 years.

Reinvested Earnings -- Dividend payout must be less than 65% of current earnings.

Strong Balance Sheet -- Long term debt should be no more than 25% of the company's total capitalization or a company's bonds must be rated at least A- or A-3.

Attractive Price -- A company's current share price should be in the lower half of the stock's price/earnings ratio range for the past ten years, or the ratio of the share price to its anticipated future earnings must be an attractive value in relation to the average for its industry peer group or that of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index).

The equity securities in which the Fund may invest include common stocks, convertible securities, and rights or warrants. Normally the Fund's investments are primarily in larger companies that are included in the largest 500 U.S. companies. The remainder of the Fund's assets may be invested in equity securities that the adviser believes have growth potential because they represent an attractive value.

In selecting securities for the Fund, preservation of capital is also an important consideration. Although the Fund normally will be invested as fully as practicable in equity securities, assets that are not invested in equity securities may be invested in high quality debt securities. The Fund may invest up to 5% of its assets, measured at the time of investment, in foreign securities.

--------------------------------------------------------------------------------

RISKS [GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

Market Trends -- from time to time, the stock market may not favor the value securities that meet the Fund's disciplined investment criteria. Rather, the market could favor growth-oriented stocks or small company stocks, or may not favor equities at all.

Debt securities -- the value of debt securities may fall when interest rates rise. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities.

Credit Risk -- the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This is especially true during periods of ecomonic uncertainty or economic downturns.

Risks of Foreign Investing -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

6    Pilgrim MagnaCap Fund

                                                          PILGRIM MAGNACAP FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class Q shares from year to year.

Year by Year Total Returns (%)(1)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
                                                                          1.33

----------
(1)  These figures are for the year ended December 31 of each year.

Best and worst quarterly performance during this period:

3rd quarter 2000: up 4.32%

1st quarter 2000: down 1.48%

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the S&P 500 Index.

Average Annual Total Returns

                                            S&P
                                            500
                             Class Q      Index(2)
                             -------      --------
One year, ended
December 31, 2000       %     1.33         -9.11

Since inception (3)     %     1.19         -5.24

----------
(2) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization U.S. companies.
(3)  Class Q commenced operations on November 22, 1999.


[GRAPHIC]
                          If you have any questions, please call 1-800-992-0180.
                                                      Pilgrim MagnaCap Fund    7

-----------
U.S. Equity
Funds
-----------

                                                    Adviser
PILGRIM GROWTH AND INCOME FUND                      ING Pilgrim Investments, LLC
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

The Fund's principal investment objective is long-term capital appreciation. Income is a secondary objective.

INVESTMENT STRATEGY [GRAPHIC]

The Fund will invest at least 65% of its total assets in common stocks of U.S. companies, which may include dividend paying securities and securities convertible into shares of common stock. The Fund seeks to invest in large, ably managed and well financed companies. The investment approach is to identify high quality companies with good earnings and price momentum which sell at attractive valuations.

The Fund may invest the remaining 35% of its assets in foreign securities and smaller capitalization companies.

--------------------------------------------------------------------------------

RISKS [GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests primarily in equity securities of larger companies, which sometimes have more stable prices than smaller companies. The Fund also may invest in small and medium-sized companies, which may be more susceptible to price swings because they have fewer financial resources, more limited product and market diversification, and many are dependent on a few key managers.

Market Trends -- from time to time, the stock market may not favor the large company value securities in which the Fund invests. Rather, the market could favor growth-oriented stocks or small company stocks, or may not favor equities at all.

Inability to Sell Securities -- securities of smaller companies trade in lower volume and may be less liquid than securities of larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

Risks of Foreign Investing -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

8    Pilgrim Growth and Income Fund

                                                 PILGRIM GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

Year by Year Total Returns (%)(1)(2)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
 24.87   12.36   13.22   -3.11   22.57   26.46   30.36   21.42   15.54   -3.13

----------
(1)  These figures are for the year ended December 31 of each year.
(2) Prior to July 26, 2000, Lexington Management Corporation served as the adviser to the Fund and the Fund's shares were sold on a no-load basis. Effective July 26, 2000, the Fund's outstanding shares were classified as "Class A" shares. Because Class Q shares were first offered in 2000, the returns in the bar chart are based upon the performance of Class A shares of the Fund. Class A shares are not offered in this prospectus. Class A shares would have substantially similar annual returns as the Class Q shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class Q and Class A shares have different expenses.

Best and worst quarterly performance during this period:

4th quarter 1998: up 21.91%

3rd quarter 1998: down 12.33%

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Standard & Poor's 500 Composite Stock Index (S&P 500 Index).

Average Annual Total Returns

                                            S&P
                                            500
                           Class A(3)     Index(4)
                           ----------     --------
One year, ended
December 31, 2000     %      -8.72         -9.11

Five years, ended
December 31, 2000     %      16.12         18.32

Ten years, ended
December 31, 2000     %      14.82         17.44

----------
(3) This table shows performance of the Class A shares of the Fund because Class Q shares of the Fund did not have a full year's performance during the year ended December 31, 2000. Reflects deduction of Class A sales charge of 5.75%. See footnote (2) to the bar chart above.
(4) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization U.S. companies.

               [GRAPHIC]  If you have any questions, please call 1-800-992-0180.
                                             Pilgrim Growth and Income Fund    9

-----------
U.S. Equity
Funds
-----------
                                                    Adviser
PILGRIM LARGECAP LEADERS FUND                       ING Pilgrim Investments, LLC
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

The Fund seeks long-term capital appreciation.

INVESTMENT STRATEGY [GRAPHIC]

The Fund normally invests at least 65% of its total assets in equity securities of large U.S. companies that the adviser believes are leaders in their industries. The portfolio managers consider whether these companies have a sustainable competitive edge.

The portfolio managers emphasize a value approach, and seek securities whose prices in relation to projected earnings are believed to be reasonable in comparison to the market. For this Fund, a company with a market capitalization (outstanding shares multiplied by price per share) of over $5 billion is considered to be a large company, although the Fund may also invest to a limited degree in companies that have a market capitalization between $1 billion and $5 billion.

The equity securities in which the Fund may invest include common stock, convertible securities, preferred stock, American depositary receipts, and warrants. The Fund normally invests as fully as practicable (at least 80%) in equity securities.

Pending Merger -- Subject to shareholder approval, the Fund's Board of Directors has approved the reorganization of the Fund into Pilgrim MagnaCap Fund. You could therefore ultimately hold shares of that Fund.

--------------------------------------------------------------------------------

RISKS [GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests primarily in equity securities of larger companies, which sometimes have more stable prices than smaller companies. The Fund also may invest in small and medium-sized companies, which may be more susceptible to price swings because they have fewer financial resources, more limited product and market diversification, and many are dependent on a few key managers.

Market Trends -- from time to time, the stock market may not favor the large company value securities in which the Fund invests. Rather, the market could favor growth-oriented stocks or small company stocks, or may not favor equities at all.

Inability to Sell Securities -- securities of smaller companies trade in lower volume and may be less liquid than securities of larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

10   Pilgrim LargeCap Leaders Fund

                                                  PILGRIM LARGECAP LEADERS FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.


The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

Year by Year Total Returns (%)(1),(2),(3)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
                                         21.07   20.15   20.08   18.94   -1.75

----------
(1)  These figures are for the year ended December 31 of each year.
(2) Because Class Q shares were first offered in 2000, the returns in the bar chart are based upon the performance of Class A shares of the Fund. Class A shares are not offered in this prospectus. Class A shares would have substantially similar annual returns as the Class Q shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class Q and Class A shares have different expenses.
(3) Prior to November 1, 1998, the Fund's investment policies were different in that they emphasized large company value stocks without necessarily emphasizing industry leaders. ING Pilgrim Investments, LLC has been the Fund's investment adviser since the Fund commenced operations; however, prior to November 1, 1997, the Fund was managed by a sub-adviser.

Best and worst quarterly performance during this period:

4th quarter 1998: up 24.11%

3rd quarter 1998: down 12.86%

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index).

Average Annual Total Returns

                                                S&P
                                                500
                              Class A(4)      Index(5)
                              ----------      --------
One year, ended
December 31, 2000      %        -7.39          -9.11

Five years, ended
December 31, 2000      %        13.97          18.32

Since inception(6)     %        14.56          19.30

----------
(4) This table shows performance of the Class A shares of the Fund because Class Q shares did not have a full year's performance during the year ended December 31, 2000. Reflects deduction of Class A sales charge of 5.75%. See footnote (2) to the bar chart above.
(5) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization U.S. companies.
(6)  Class A commenced operations on September 1, 1995.

               [GRAPHIC]  If you have any questions, please call 1-800-992-0180.
                                             Pilgrim LargeCap Leaders Fund    11

-----------
U.S. Equity
Funds
-----------
                                                   Adviser
                                                   ING Pilgrim Investments, LLC
                                                   Sub-Adviser
                                                   J.P. Morgan
PILGRIM RESEARCH ENHANCED INDEX FUND               Investment Management
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

The Fund seeks capital appreciation.

INVESTMENT STRATEGY [GRAPHIC]

The Fund invests primarily in large companies that make up the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). Based on extensive research regarding projected company earnings and dividends, a valuation model ranks companies in each industry group according to their relative value. Using this valuation model, the portfolio managers select stocks for the Fund. Within each industry, the Fund modestly overweights stocks that are ranked as undervalued or fairly valued while modestly underweighting or not holding stocks that appear overvalued. Industry by industry, the Fund's assets are invested so that the Fund's industry sector allocations and market cap weightings closely parallel those of the S&P 500 Index.

By owning a large number of stocks within the S&P 500 Index, with an emphasis on those that appear undervalued or fairly valued, and by tracking the industry weightings and other characteristics of that index, the Fund seeks returns that modestly exceed those of the S&P 500 Index over the long term with virtually the same level of volatility.

Under normal market conditions, the Fund invests at least 80% of its total assets in common stocks included in the S&P 500 Index. It may also invest in other common stocks not included in the S&P 500 Index. The Fund may also invest in certain higher-risk investments, including derivatives (generally these investments will be limited to S&P 500 Index options).

--------------------------------------------------------------------------------

RISKS [GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The portfolio managers try to remain fully invested in companies included in the S&P 500 Index, and generally do not change this strategy even temporarily, which could make the Fund more susceptible to poor market conditions.

Market Trends -- from time to time, the stock market may not favor the large company securities that are ranked as undervalued or fairly valued in which the Fund invests. Rather, the market could favor small company stocks, growth-oriented stocks, or may not favor equities at all.

Risks of Using Derivatives -- derivatives are subject to the risk of changes in the market price of the security and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.

12   Pilgrim Research Enhanced Index Fund

                                           PILGRIM RESEARCH ENHANCED INDEX FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

Year by Year Total Returns (%)(1)(2)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
                                                                 18.59   -12.79

----------
(1)  These figures are for the year ended December 31 of each year.
(2) Because Class Q shares were first offered in 2000, the returns in the bar chart are based upon the performance of Class A shares of the Fund. Class A shares are not offered in this prospectus. Class A shares would have substantially similar annual returns as the Class Q shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class Q and Class A shares have different expenses.

Best and worst quarterly performance during this period:

4th quarter 1999: up 12.41%

4th quarter 2000: down 8.54%

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the S&P 500 Index.

Average Annual Total Returns

                                                S&P
                                                500
                              Class A(3)      Index(4)
                              ----------      --------
One year, ended
December 31, 2000      %        -17.23         -9.11

Since inception(5)     %         -0.94          4.89

----------
(3) This table shows performance of the Class A shares of the Fund because Class Q shares of the Fund did not have a full year's performance during the year ended December 31, 2000. Reflects deduction of Class A sales charge of 5.75%. See footnote (2) to the bar chart above.
(4) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization U.S. companies.
(5)  Class A commenced operations on December 30, 1998.

[GRAPHIC]
                          If you have any questions, please call 1-800-992-0180.
                                      Pilgrim Research Enhanced Index Fund    13

-----------
U.S. Equity
Funds
-----------
                                                    Adviser
PILGRIM GROWTH OPPORTUNITIES FUND                   ING Pilgrim Investments, LLC
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

This Fund seeks long-term growth of capital.

INVESTMENT STRATEGY [GRAPHIC]

The Fund invests primarily in common stock of U.S. companies that the portfolio manager feels have above average prospects for growth.

Under normal market conditions, the Fund invests at least 65% of its total assets in securities purchased on the basis of the potential for capital appreciation. These securities may be from large-cap, mid-cap, or small-cap companies.

The portfolio manager uses a "top-down" disciplined investment process, which includes extensive database screening, frequent fundamental research, identification and implementation of a trend-oriented approach in structuring the portfolio and a sell discipline. The portfolio managers seek to invest in companies expected to benefit most from major social, economic and technological trends that are likely to shape the future of business and commerce over the next three to five years, and attempt to provide a framework for identifying the industries and companies expected to benefit most. This top-down approach is combined with rigorous fundamental research (a "bottom-up" approach) to guide stock selection and portfolio structure.

--------------------------------------------------------------------------------

RISKS [GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. This Fund invests in companies that the portfolio manager feels have the potential for rapid growth, which may give the Fund a higher risk of price volatility than a fund that emphasizes other styles, such as a value-oriented style. The Fund may invest in small and medium-sized companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

Market  Trends -- from time to time,  the stock  market may not favor the growth
securities  in  which  the  Fund  invests.   Rather,   the  market  could  favor
value-oriented stocks, or may not favor equities at all.

Inability to Sell Securities -- securities of smaller companies trade in lower volume and may be less liquid than securities of larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

14   Pilgrim Growth Opportunities Fund

                                              PILGRIM GROWTH OPPORTUNITIES FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

Year by Year Total Returns (%)(1)(2)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
                                         20.54   23.59   23.61   93.26   -19.11

----------
(1)  These figures are for the year ended December 31 of each year.
(2) Because Class Q shares were first offered in 2000, the returns in the bar chart are based upon the performance of Class A shares of the Fund. Class A shares are not offered in this prospectus. Class A shares would have substantially similar annual returns as the Class Q shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class Q and Class A shares have different expenses.

Best and worst quarterly performance during this period:

4th quarter 1999: up 39.10%

4th quarter 2000: down 24.38%

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index).

Average Annual Total Returns

                                              S&P
                                              500
                            Class A(3)      Index(4)
                            ----------      --------
One year, ended
December 31, 2000      %      -23.75         -9.11

Five years, ended
December 31, 2000      %       22.09         18.33

Since Inception(5)     %       21.95         19.52

----------
(3) This table shows performance of the Class A shares of the Fund, because Class Q shares of the Fund did not have a full year's performance during the year ended December 31, 2000. Reflects deduction of Class A sales charge of 5.75%. See footnote (2) to the bar chart above.
(4) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization U.S. companies.
(5)  Class A commenced operations on June 5, 1995.

               [GRAPHIC]  If you have any questions, please call 1-800-992-0180.
                                         Pilgrim Growth Opportunities Fund    15

-----------
U.S. Equity
Funds
-----------
Adviser
ING Pilgrim Investments, LLC

PILGRIM LARGECAP GROWTH FUND
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

The Fund seeks long-term capital appreciation.

INVESTMENT STRATEGY [GRAPHIC]

The Fund normally invests at least 65% of its net assets in equity securities of large U.S. companies that the portfolio managers believe have above-average prospects for growth. The equity securities in which the Fund may invest include common and preferred stock, warrants, and convertible securities. The Fund considers a company to be large if its market capitalization corresponds at the time of purchase to the upper 90% of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). As of December 31, 2000, this meant market capitalizations in the range of $9.1 billion to $475 billion. Capitalization of companies in the S&P 500 Index will change with market conditions.

The portfolio managers emphasize a growth approach by searching for companies that they believe are managing change advantageously and may be poised to exceed growth expectations. The portfolio managers focus on both a "bottom-up" analysis that evaluates the financial condition and competitiveness of individual companies and a "top-down" thematic approach and a sell discipline. The portfolio managers seek to identify themes that reflect the major social, economic and technological trends that they believe are likely to shape the future of business and commerce over the next three to five years, and seek to provide a framework for identifying the industries and companies they believe may benefit most. This "top-down" approach is combined with rigorous fundamental research (a "bottom-up" approach) to guide stock selection and portfolio structure.

The Fund may also lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.

--------------------------------------------------------------------------------

RISKS [GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. This Fund invests in companies that the Adviser believes have the potential for rapid growth, which may give the Fund a higher risk of price volatility than a fund that emphasizes other styles, such as a value-oriented style. The Fund invests primarily in equity securities of
larger  companies,   which  sometimes  have  more  stable  prices  than  smaller companies.

Market Trends -- from time to time, the stock market may not favor the large company, growth-oriented securities in which the Fund invests. Rather, the market could favor value stocks or small company stocks, or may not favor equities at all.

Securities Lending -- There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

16   Pilgrim LargeCap Growth Fund

                                                   PILGRIM LARGECAP GROWTH FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class Q shares from year to year.

Year by Year Total Returns (%)(1)(2)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
                                                         60.02   96.93   -19.12

----------
(1)  These figures are for the year ended December 31 of each year.
(2) ING Pilgrim Investments, LLC has been the Fund's investment adviser since May 24, 1999; however, prior to October 1, 2000, the Fund was advised by a sub-adviser.

Best and worst quarterly performance during this period:

4th quarter 1999: up 45.16%

4th quarter 2000: down 23.25%

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of two broad measures of market performance -- the Russell 1000 Growth Index and the S&P 500 Index.

Average Annual Total Returns

                                              Russell
                                               1000
                                              Growth       S&P 500
                               Class Q       Index(3)      Index(4)
                               -------       --------      --------
One year, ended
December 31, 2000      %       -19.12         -22.42         -9.11

Since inception(5)     %        33.90          11.19         11.46

----------
(3) The Russell 1000 Growth Index is an unmanaged index that measures the performance of securities of companies among the Russell 1000 Index with higher than average price to book ratios and forcasted growth.
(4) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large capitalization U.S. companies.
(5)  Class Q commenced operations on July 21, 1997.
               [GRAPHIC]  If you have any questions, please call 1-800-992-0180.
                                              Pilgrim LargeCap Growth Fund    17

-----------
U.S. Equity
Funds
-----------
Adviser
PILGRIM MIDCAP OPPORTUNITIES FUND                   ING Pilgrim Investments, LLC
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

This Fund seeks long-term capital appreciation.

INVESTMENT STRATEGY [GRAPHIC]

The Fund normally invests at least 65% of its total assets in the common stocks of mid-sized U.S. companies that the portfolio managers feel have above average prospects for growth. For this Fund, mid-sized companies are companies with market capitalizations that fall within the range of companies in the Standard & Poor's MidCap 400 Index (S&P MidCap 400 Index). As of December 31, 2000, the market capitalization of companies in the S&P MidCap 400 Index ranged from $100 million to $12.3 billion. The market capitalization range will change as the range of the companies included in the S&P MidCap 400 Index changes.

The portfolio managers use a "top-down" disciplined investment process, which includes extensive database screening, frequent fundamental research, identification and implementation of a trend-oriented approach in structuring the portfolio and a sell discipline. The portfolio managers seek to invest in companies expected to benefit most from major social, economic and technological trends that are likely to shape the future of business and commerce over the next three to five years, and attempt to provide a framework for identifying the industries and companies expected to benefit most. This "top-down" approach is combined with rigorous fundamental research (a "bottom-up" approach) to guide stock selection and portfolio structure.

The Fund may invest in initial public offerings.

--------------------------------------------------------------------------------

RISKS [GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. This Fund invests in companies that the portfolio managers feel have the potential for growth, which may give the Fund a higher risk of price volatility than a fund that emphasizes other styles, such as a value-oriented style. The Fund invests in medium-sized companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification and may be dependent on a few key managers.

Market Trends -- from time to time, the stock market may not favor the mid-cap growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks or large or small company stocks, or may not favor equities at all.

The Fund's investment in technology sectors of the stock market and in initial public offerings has had a significant impact on performance in 1999 and other periods. There can be no assurance that these factors will continue to have a positive effect on the Fund.

Inability to Sell Securities -- securities of mid-size companies trade in lower volume and may be less liquid than securities of larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

18   Pilgrim MidCap Opportunities Fund

                                               PILGRIM MIDCAP OPPORTUNITIES FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

Year by Year Total Returns (%)(1)(2)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
                                                                 103.24   -0.35

----------
(1)  These figures are for the year ended December 31 of each year.
(2) Because Class Q shares were first offered in 2000, the returns in the bar chart are based upon the performance of Class A shares of the Fund. Class A shares are not offered in this prospectus. Class A shares would have substantially similar annual returns as the Class Q shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class Q and Class A shares have different expenses.

Best and worst quarterly performance during this period:


4th quarter 1999: up 44.90%

4th quarter 2000: down 19.33%

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the S&P MidCap 400 Index.

Average Annual Total Returns

                                            S&P
                                         MidCap 400
                          Class A(3)      Index(4)
                          ----------      --------
One year, ended
December 31, 2000      %     -6.08          17.51

Since Inception(5)     %     46.55          30.86

----------
(3) This table shows performance of the Class A shares of the Fund because Class Q shares of the Fund did not have a full year's performance during the year ended December 31, 2000. Reflects deduction of Class A sales charge of 5.75%. See footnote (2) to the bar chart above.
(4) The S&P MidCap 400 Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. market.
(5)  Class A commenced operations on August 20, 1998.


               [GRAPHIC]  If you have any questions, please call 1-800-992-0180.
                                         Pilgrim MidCap Opportunities Fund    19

-----------
U.S. Equity
Funds
-----------
Adviser
PILGRIM MIDCAP GROWTH FUND                          ING Pilgrim Investments, LLC
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

The Fund seeks maximum long-term capital appreciation.

INVESTMENT STRATEGY [GRAPHIC]

Under normal conditions, the Fund invests at least 65% of its total assets in equity securities of medium-sized U.S. companies, and at least 75% of its total assets in common stocks that the portfolio managers feel have above average prospects for growth. Mid-sized companies are companies with market capitalizations between $1.6 billion and $10.7 billion. The market capitalization range will change as the range of the companies included in the Standard and Poor's MidCap 400 Index (S&P MidCap 400 Index) changes and with market conditions.

The portfolio managers emphasize a growth approach by searching for successful, growing companies that are managing change advantageously and may be poised to exceed growth expectations. It focuses on both a "bottom-up" analysis that evaluates the financial condition and competitiveness of individual companies and a thematic approach in structuring the portfolio and a sell discipline. Themes attempt to articulate the major social, economic and technological trends that are likely to shape the future of business and commerce over the next three to five years, and provide a framework for identifying the industries and companies expected to benefit most. This top down approach is combined with rigorous fundamental research (a "bottom up" approach) to guide stock selection and portfolio structure.

The Fund may invest in initial public offerings.

In periods of unusual market conditions, the Fund may temporarily invest part or all of its assets in cash or high quality money market securities. In these circumstances, the Fund may not achieve its objective.

--------------------------------------------------------------------------------

RISKS [GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. This Fund invests in companies that the portfolio manager feels have the potential for growth, which may give the Fund a higher risk of price volatility than a Fund that emphasizes other styles, such as a value-oriented style. The Fund invests in medium-sized companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources and more limited product and market diversification, and may be dependent on a few key managers.

Market Trends -- from time to time, the stock market may not favor the mid-cap growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks or large or small company stocks, or may not favor equities at all.

The Fund's investment in technology sectors of the stock market and in initial public offerings has had a significant impact on performance in 1999 and other periods. There can be no assurance that these factors will continue to have a positive effect on the Fund.

Inability to Sell Securities -- securities of mid-size companies usually trade in lower volume and may be less liquid than securities of larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

20   Pilgrim MidCap Growth Fund

                                                     PILGRIM MIDCAP GROWTH FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class Q shares from year to year.

Year by Year Total Returns (%)(1)(2)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
                                 38.24   16.06   16.20   14.32   98.50   -4.47

----------
(1)  These figures are for the year ended December 31 of each year.
(2) ING Pilgrim Investments, LLC has been the Fund's investment adviser since May 24, 1999; however, prior to April 1, 2000, the Fund was managed by a sub-adviser.

Best and worst quarterly performance during this period:

4th quarter 1999: up 62.82%

4th quarter 2000: down 21.08%

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of two broad measures of market performance -- the S&P MidCap 400 Index and the Russell MidCap Growth Index.

Average Annual Total Returns

                                            S&P         Russell
                                           MidCap        MidCap
                                            400         Growth
                             Class Q      Index(3)      Index(4)
                             -------      --------      --------
One year, ended
December 31, 2000      %      -4.47        17.51         -11.75

Five years, ended
December 31, 2000      %      23.93        20.41          17.77

Since inception(5)     %      24.28        20.98          19.63

----------
(3) The S&P MidCap 400 Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. market.
(4) The Russell MidCap Growth Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000 Index.
(5)  Class Q shares commenced operations on June 30, 1994.

               [GRAPHIC]  If you have any questions, please call 1-800-992-0180.
                                                Pilgrim MidCap Growth Fund    21

-----------
U.S. Equity
Funds
-----------
                                                 Adviser
                                                 ING Pilgrim Investments, LLC
                                                 Sub-Adviser
PILGRIM GROWTH + VALUE FUND                      Navellier Fund Management, Inc.
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

This Fund seeks capital appreciation.

INVESTMENT STRATEGY [GRAPHIC]

The Fund invests primarily in a diversified portfolio of equity securities, including common and preferred stock, warrants and convertible securities.

The Fund invests in common stock of companies the portfolio manager believes are poised to rise in price. The Sub-Adviser uses a "bottom-up" quantitative screening process designed to identify and select inefficiently priced stocks that achieved superior returns compared to their risk characteristics. The Sub-Adviser first uses a proprietary computer model designed to identify stocks with above average market returns and risk levels which are reasonable for higher return rates. The Sub-Adviser then applies a quantitative analysis which focuses on growth and value fundamental characteristics, such as earnings growth, earnings momentum, price to earnings (P/E) ratios, and internal reinvestment rates. The Sub-Adviser then allocates stocks according to how they complement other portfolio holdings.

Under normal market conditions, the Fund invests at least 65% of its total assets in securities purchased on the basis of the potential for capital appreciation. These securities may be from large-cap, mid-cap, or small-cap companies.

--------------------------------------------------------------------------------

RISKS [GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund's performance will be affected if the Sub-Adviser makes an inaccurate assessment of economic conditions and investment opportunities, and chooses growth companies that do not grow as quickly as hoped, or value companies that continue to be undervalued by the market. Although the Sub-Adviser invests in value companies to decrease volatility, these investments may also lower the Fund's performance. The Fund's investments in smaller and mid-sized companies may be more susceptible to price swings than investments in larger companies because they have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

Market Trends -- from time to time, the stock market may not favor the mix of growth and value securities in which the Fund invests. Rather, the market could favor growth stocks to the exclusion of value stocks, or favor value stocks to the exclusion of growth stocks, or may not favor equities at all.

Inability to Sell Securities -- securities of smaller and mid-sized companies usually trade in lower volume and may be less liquid than securities of larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

Changes in Interest Rates -- the value of the Fund's convertible securities may fall when interest rates rise. Convertible securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

Credit Risk -- the Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

22   Pilgrim Growth + Value Fund

                                                     PILGRIM GROWTH + VALUE FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

Year by Year Total Returns (%)(1)(2)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
                                                 18.10   17.72   88.10   -13.02

----------
(1)  These figures are for the year ended December 31 of each year.
(2) Because Class Q shares were first offered in 2000, the returns in the bar chart are based upon the performance of Class A shares of the Fund. Class A shares are not offered in this prospectus. Class A shares would have substantially similar annual returns as the Class Q shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class Q and Class A shares have different expenses.

Best and worst quarterly performance during this period:

4th quarter 1999: up 43.50%

4th quarter 2000: down 27.69%

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Russell 2000 Index.

Average Annual Total Returns

                                             Russell
                                               2000
                             Class A(3)      Index(4)
                             ----------      --------
 One year, ended
 December 31, 2000      %      -18.02         -3.02

 Since inception(5)     %       19.51          9.32

----------
(3) This table shows performance of the Class A shares of the Fund, because Class Q shares of the Fund did not have a full year's performance during the year ended December 31, 2000. Reflects deduction of Class A sales charge of 5.75%. See footnote (2) to the bar chart above.
(4) The Russell 2000 Index is an unmanaged index that measures the performance of securities of smaller U.S. companies.
(5)  Class A commenced operations on November 18, 1996.

               [GRAPHIC]  If you have any questions, please call 1-800-992-0180.
                                               Pilgrim Growth + Value Fund    23

-----------
U.S. Equity
Funds
-----------
Adviser
PILGRIM SMALLCAP OPPORTUNITIES FUND                 ING Pilgrim Investments, LLC
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

This Fund seeks capital appreciation.

INVESTMENT STRATEGY [GRAPHIC]

The Fund invests at least 65% of its total assets in the common stock of smaller, lesser-known U.S. companies that the portfolio manager believes have above average prospects for growth. For this Fund, smaller companies are those with market capitalizations that fall within the range of companies in the Russell 2000 Index, which is an index that measures the performance of small companies. The market capitalization range will change as the range of the companies included in the Russell 2000 changes. The market capitalization of companies held by the Fund as of December 31, 2000 ranged from $75 million to $7.8 billion.

The portfolio manager uses a "top-down" disciplined investment process, which includes extensive database screening, frequent fundamental research, identification and implementation of a trend-oriented approach in structuring the portfolio and a sell discipline. The portfolio manager seeks to invest in companies expected to benefit most from major social, economic and technological trends that are likely to shape the future of business and commerce over the next three to five years, and attemps to provide a framework for identifying the industries and companies expected to benefit most. This "top-down" approach is combined with rigorous fundamental research (a "bottom-up" approach) to guide stock selection and portfolio structure.

The Fund may invest in initial public offerings.

The Fund was closed to new investors effective February 29, 2000. Investors who were shareholders of the Fund on that day may continue to buy shares into accounts existing on that day. The Fund may reopen in the future subject to the discretion of the Board of Trustees.

--------------------------------------------------------------------------------

RISKS [GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. This Fund invests in companies that the portfolio manager feels have above average prospects for growth, which may give the Fund a higher risk of price volatility than a fund that emphasizes other styles, such as a value-oriented style. The Fund invests in smaller companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

Market Trends -- from time to time, the stock market may not favor the small sized growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks or large company stocks, or may not favor equities at all.

The Fund's investment in technology sectors of the stock market and in initial public offerings has had a significant impact on performance in 1999 and other periods. There can be no assurance that these factors will continue to have a positive effect on the Fund.

Inability to Sell Securities -- securities of smaller companies trade in lower volume and may be less liquid than securities of larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

24   Pilgrim SmallCap Opportunities Fund

                                            PILGRIM SMALLCAP OPPORTUNITIES FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

Year by Year Total Returns (%)(1)(2)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
                                         18.16   14.92    7.59   146.94   -6.04

----------
(1)  These figures are for the year ended December 31 of each year.
(2) Because Class Q shares were first offered in 2000, the returns in the bar chart are based upon the performance of Class A shares of the Fund. Class A shares are not offered in this prospectus. Class A shares would have substantially similar annual returns as the Class Q shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class Q and Class A shares have different expenses.

Best and worst quarterly performance during this period:

4th quarter 1999: up 68.12%

3rd quarter 1998: down 24.07%

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Russell 2000 Index.

Average Annual Total Returns

                                            Russell
                                              2000
                            Class A(3)      Index(4)
                            ----------      --------
One year, ended
December 31, 2000      %      -11.44         -3.02

Five years, ended
December 31, 2000      %       26.16         10.31

Since inception(5)     %       25.73         12.49

----------
(3) This table shows performance of the Class A shares of the Fund, because Class Q shares of the Fund did not have a full year's performance durring the year ended December 31, 2000. Reflects deduction of Class A sales charge of 5.75%. See footnote (2) to the bar chart above.
(4) The Russell 2000 Index is an unmanaged index that measures the performance of securities of small companies.
(5)  Class A commenced operations on June 5, 1995.

               [GRAPHIC]  If you have any questions, please call 1-800-992-0180.
                                       Pilgrim SmallCap Opportunities Fund    25

-----------
U.S. Equity
Funds
-----------
                                                    Adviser
PILGRIM SMALLCAP GROWTH FUND                        ING Pilgrim Investments, LLC
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

The Fund seeks maximum long-term capital appreciation.

INVESTMENT STRATEGY [GRAPHIC]

Under normal conditions, the Fund invests at least 65% of its total assets in equity securities of small U.S. companies, and at least 75% of its total assets in common stocks that the portfolio manager feels have above average prospects for growth. Smaller companies are companies with market capitalizations that fall within the range of companies in the Russell 2000 Growth Index. As of December 31, 2000, the market capitalization of companies held by the Fund ranged from $75 million to $14.0 billion. The market capitalization range will change as the range of the companies included in the Russell 2000 Index changes.

The Fund emphasizes a growth approach by searching for successful, growing companies that are managing change advantageously and may be poised to exceed growth expectations. It focuses on both a "bottom-up" analysis that evaluates the financial condition and competitiveness of individual companies and a thematic approach in structuring the portfolio and a sell discipline. Themes attempt to articulate the major social, economic and technological trends that are likely to shape the future of business and commerce over the next three to five years, and provide a framework for identifying the industries and companies expected to benefit most. This top down approach is combined with rigorous fundamental research (a "bottom up" approach) to guide stock selection and portfolio structure.

The Fund may invest in initial public offerings.

In periods of unusual market conditions, the Fund may temporarily invest part or all of its assets in cash or high quality money market securities. In these circumstances, the Fund may not achieve its objective.

The Fund considers a company to be small if it has a market capitalization corresponding at the time of purchase to the middle 90% of the Russell 2000 Growth Index. In the adviser's opinion, the middle 90% includes companies with capitalizations between $255 million and $1.4 billion. Capitalization of companies in the Index will change with market conditions.

--------------------------------------------------------------------------------

RISKS [GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. This Fund invests in companies that the portfolio manager feels have above average prospects for growth, which may give the Fund a higher risk of price volatility than a Fund that emphasizes other styles, such as a value-oriented style. The Fund invests in small-cap companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

Market Trends -- from time to time, the stock market may not favor the small-cap growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks or large company stocks, or may not favor equities at all.

The Fund's investment in technology sectors of the stock market and in initial public offerings has had a significant impact on performance in 1999 and other periods. There can be no assurance that these factors will continue to have a positive effect on the Fund.

26   Pilgrim SmallCap Growth Fund

                                                   PILGRIM SMALLCAP GROWTH FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class Q shares from year to year.

Year by Year Total Returns (%)(1)(2)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
                                         19.44   11.56    4.26   90.58   -5.40

----------
(1)  These figures are for the year ended December 31 of each year.
(2) ING Pilgrim Investments, LLC has been the Fund's investment adviser since May 24, 1999; however, prior to April 1, 2000, the Fund was managed by a sub-adviser.

Best and worst quarterly performance during this period:

4th quarter 1999: up 50.68%

3rd quarter 1998: down 23.41%

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Russell 2000 Growth Index.

Average Annual Total Returns
                                         Russell
                                           2000
                                          Growth
                             Class Q     Index(3)
                             -------     --------
One year, ended
December 31, 2000      %      -5.40       -22.43
Five years, ended
December 31, 2000      %      20.16         7.14
Since inception(4)     %      19.77         7.39

----------
(3)  The Russell  2000 Growth  Index is an  unmanaged  index that  measures  the
     performance   of  securities  of  smaller  U.S.   companies  with  greater-
     than-average growth orientation.
(4)  Class Q commenced operations on August 31, 1995.

               [GRAPHIC]  If you have any questions, please call 1-800-992-0180.
                                              Pilgrim SmallCap Growth Fund    27

-------------
International
Equity Funds
-------------
                                                    Adviser
PILGRIM WORLDWIDE GROWTH FUND                       ING Pilgrim Investments, LLC
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

The Fund seeks maximum long-term capital appreciation.

INVESTMENT STRATEGY [GRAPHIC]

Under normal conditions, the Fund invests at least 65% of its net assets in equity securities of issuers located in at least three countries, one of which may be the U.S. The Fund generally invests at least 75% of its total assets in common and preferred stocks, warrants and convertible securities. The Fund may invest in companies located in countries with emerging securities markets when the portfolio managers believe they present attractive investment opportunities.

International Component -- The portfolio managers primarily use a "bottom-up" fundamental analysis to identify stocks which they believe offer good value relative to their peers in the same industry, sector or region. The portfolio managers will invest at least 65% of the Fund in assets of companies which, based upon a fundamental analysis of a company's earning prospects, they believe will experience faster earnings per share growth than that of other companies located in one or more of the same market, sector, or industry. In conducting its fundamental analysis, the portfolio managers focus on various factors including valuation of the companies, potential catalysts to stock price appreciation, quality of management, and financial measures, especially cash flow and the cash flow return on capital. They also use a "top-down" analysis to identify important themes or issues which may affect the investment environment in certain regions or sectors and to estimate regional market risks.

U.S. Component -- The Fund normally invests in equity securities of large U.S. companies that the portfolio managers feel have above-average prospects for growth. The Fund considers a company to be large if its market capitalization corresponds at the time of purchase to the upper 90% of the S&P 500 Index. As of December 31, 2000, this meant market capitalizations in the range of $9.1 billion to $475 billion. Capitalization of companies in the S&P 500 Index will change with market conditions.

The portfolio managers emphasize a growth approach by searching for companies that they believe are managing change advantageously and may be poised to exceed growth expectations. The portfolio managers focus on both a "bottom-up" analysis that evaluates the financial condition and competitiveness of individual companies and a "top-down" thematic approach and a sell discipline. The portfolio managers seek to identify themes that reflect the major social, economic and technological trends that they believe are likely to shape the future of business and commerce over the next three to five years, and seek to provide a framework for identifying the industries and companies they believe may benefit most. This "top-down" approach is combined with rigorous fundamental research (a "bottom-up" approach) to guide stock selection and portfolio structure.

From time to time, the Adviser reviews the allocation between the U.S. stocks and non-U.S. stocks in the portfolio, and may rebalance the portfolio using factors that the Adviser deems appropriate.

The Fund may also lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.

--------------------------------------------------------------------------------

RISKS [GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. This Fund invests in companies that the Sub-Adviser believes have the potential for rapid growth, which may give the Fund a higher risk of price volatility than a fund that emphasizes other styles, such as a value-oriented style. The Fund may also invest in small and medium-sized companies, which may be more susceptible to greater price swings than larger companies because they may have fewer financial resources, more limited product and market diversification and may be dependent on a few key managers.

Market  Trends -- from time to time,  the stock  market may not favor the growth
securities  in  which  the  Fund  invests.   Rather,   the  market  could  favor
value-oriented stocks, or may not favor equities at all.

Risks of Foreign Investing -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. To the extent the Fund invests in emerging markets countries, the risks may be greater, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

Inability to Sell Securities -- securities of foreign companies may trade in lower volume and may be less liquid than securities of U.S. companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

Securities Lending -- There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

28   Pilgrim Worldwide Growth Fund

                                                   PILGRIM WORLDWIDE GROWTH FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class Q shares from year to year.

Year by Year Total Returns (%)(1)(2)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
                                         18.32   17.64   37.92   83.79   -22.15

----------
(1)  These figures are for the year ended December 31 of each year.
(2) ING Pilgrim Investments, LLC has been the Fund's investment adviser since May 24, 1999; however, prior to October 1, 2000, the Fund was advised by a sub-adviser.

Best and worst quarterly performance during this period:

4th quarter 1999: up 44.52%

4th quarter 2000: down 15.80%

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Morgan Stanley Capital International World Index (MSCI World Index).

Average Annual Total Returns

                                             MSCI
                                            World
                             Class Q       Index(3)
                             -------       --------
One year, ended
December 31, 2000      %      -22.15        -13.92

Five years, ended
December 31, 2000      %       22.40         11.58

Since inception(4)     %       20.92         12.28

----------
(3) MSCI World Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
(4)  Class Q commenced operations on August 31, 1995.

               [GRAPHIC]  If you have any questions, please call 1-800-992-0180.
                                             Pilgrim Worldwide Growth Fund    29

-------------
International
Equity Funds
-------------
                                               Adviser
                                               ING Pilgrim Investments, LLC
                                               Sub-Adviser
PILGRIM INTERNATIONAL VALUE FUND               Brandes Investment Partners, L.P.
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

This Fund seeks long-term capital appreciation.

INVESTMENT STRATEGY [GRAPHIC]

The Fund invests primarily in foreign companies with market capitalizations greater than $1 billion, but it may hold up to 25% of its assets in companies with smaller market capitalizations.

The portfolio managers apply the technique of "value investing" by seeking stocks that their research indicates are priced below their long-term value.

The Fund holds common stocks, preferred stocks, American, European and Global depositary receipts, as well as convertible securities.

Under normal circumstances, the Fund invests at least 65% of its total assets in securities of companies located in at least three countries other than the U.S., which may include emerging market countries. The Fund may invest up to the greater of:

*    20% of its assets in any one country or industry, or,

* 150% of the weighting of the country or industry in the Morgan Stanley Capital International Europe, Australia, and Far East (MSCI EAFE) Index, as long as the Fund meets any industry concentration or diversification requirements under the Investment Company Act.

--------------------------------------------------------------------------------

RISKS [GRAPHIC]

You could lose money on an investment in the Fund. The Fund's investments may be affected by the following additional risks:

Risks of Foreign Investing -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political, social and economic conditions, a lack of adequate or accurate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. To the extent that the Fund invests in emerging market countries, the risks may be greater, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests primarily in equity securities of larger companies, which sometimes have more stable prices than smaller companies. However, the Fund may also invest in small and medium-sized companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

Market Trends -- from time to time, the stock market may not favor the value-oriented stocks in which the Fund invests. Rather, the market could favor growth-oriented stocks, or may not favor equities at all.

Inability to Sell Securities -- securities of smaller companies and some foreign companies may trade in lower volume and may be less liquid than securities of larger, more established companies or U.S. companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

30   Pilgrim International Value Fund

                                                PILGRIM INTERNATIONAL VALUE FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

Year by Year Total Return (%)(1)(2)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
                                         15.23   17.86   13.46   51.49    1.89

----------
(1)  These figures are for the year ended December 31 of each year.
(2) Because Class Q shares were first offered in 2000, the returns in the bar chart are based upon the performance of Class A shares of the Fund. Class A shares are not offered in this prospectus. Class A shares would have substantially similar annual returns as the Class Q shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class Q and Class A shares have different expenses.

Best and worst quarterly performance during this period:

4th quarter 1999: up 24.50%

3rd quarter 1998: down 14.73%

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the MSCI EAFE Index.

Average Annual Total Returns

                                              MSCI
                                              EAFE
                            Class A(3)      Index(4)
                            ----------      --------
One year, ended
December 31, 2000      %      -3.97          -13.96

Five years, ended
December 31, 2000      %      17.52            7.43

Since inception(5)     %      17.14            8.11

----------
(3) This table shows performance of the Class A shares of the Fund, because Class Q shares of the Fund did not have a full year's performance during the year ended December 31, 2000. Reflects deduction of Class A sales charge of 5.75%. See footnote (2) to the bar chart above.
(4) MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australia and the Far East.
(5)  Class A commenced operations on March 6, 1995.

               [GRAPHIC]  If you have any questions, please call 1-800-992-0180.
                                          Pilgrim International Value Fund    31

-------------
International
Equity Funds
-------------
                                                    Adviser
PILGRIM INTERNATIONAL FUND                          ING Pilgrim Investments, LLC
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

The Fund's investment objective is to seek long-term growth of capital through investment in equity securities and equity equivalents of companies outside of the U.S.

INVESTMENT STRATEGY [GRAPHIC]

Under normal conditions, the Fund invests at least 65% of its net assets in equity securities of issuers located in countries outside the U.S. The Fund invests primarily in companies with a large market capitalization, but may also invest in mid- and small-size companies. The Fund generally invests at least 75% of its total assets in common and preferred stocks, warrants and convertible securities. The Fund may invest in companies located in countries with emerging securities markets when the portfolio managers believe they present attractive investment opportunities. The Fund also may invest up to 35% of its assets in securities of U.S. issuers, including investment-grade debt securities.

The portfolio managers primarily use "bottom-up" fundamental analysis to identify stocks which they believe offer good value relative to their peers in the same industry, sector or region. They also use "top-down" analysis to identify important themes or issues which may affect the investment environment in certain regions or sectors and to estimate regional market risks. In conducting its fundamental analysis, the portfolio managers focus on various factors, including valuation of the companies, catalysts to stock price appreciation, quality of management and financial measures, especially cash flow and the cash flow return on capital.

--------------------------------------------------------------------------------

RISKS [GRAPHIC]

You could lose money on an investment in the Fund. The Fund's investments may be affected by the following additional risks:

Risks of Foreign Investing -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. To the extent the Fund invests in emerging market countries, the risks may be greater, partly because emerging market countries may be less politically and economically stable than other countries: It may also be more difficult to buy and sell securities in emerging market countries.

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

The Fund invests primarily in equity securities of larger companies, which sometimes have more stable prices than smaller companies. However, the Fund may also invest in small and medium-sized companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

Market Trends -- from time to time, the stock market may not favor the securities in which the Fund invests.

Debt securities -- the value of debt securities may fall when interest rates rise. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities. The Fund could also lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt.

Inability to Sell Securities -- securities of smaller and foreign companies trade in lower volume and may be less liquid than securities of larger U.S. companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

32   Pilgrim International Fund

                                                     PILGRIM INTERNATIONAL FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

Year by Year Total Returns (%)(1)(2)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
                          5.87    5.77   13.46    1.56   19.02   47.50   -8.30

----------
(1)  These figures are for the year ended December 31 of each year.
(2) Prior to July 26, 2000, Lexington Management Corporation served as the adviser to the Fund and the Fund's shares were sold on a no-load basis. Effective July 26, 2000, the Fund's outstanding shares were classified as "Class A" shares. Because Class Q shares were first offered in 2000, the returns in the bar chart are based upon the performance of Class A shares of the Fund. Class A shares are not offered in this prospectus. Class A shares would have substantially similar annual returns as the Class Q shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class Q and Class A shares have different expenses.

Best and worst quarterly performance during this period:

4th quarter 1999: up 26.70%

4th quarter 1997: down 10.69%

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- The Morgan Stanley Capital International Europe, Australia, and Far East Index (MSCI EAFE Index).

Average Annual Total Returns

                                                      MSCI EAFE
                                       Class A (3)     Index(4)
                                       -----------     --------
 One year, ended
 December 31, 2000                 %      -13.57        -13.96
 Five years, ended
 December 31, 2000                 %       11.90          7.43
 Since inception of Class A(5)     %       10.13          6.93

----------
(3) This table shows performance of the Class A shares of the Fund because Class Q shares of the Fund did not have a full year's performance during the year ended December 31, 2000. Reflects deduction of Class A sales charge of 5.75%. See footnote (2) to the bar chart above.
(4) MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australia, and the Far East.
(5)  Class A commenced operations on January 3, 1994.

               [GRAPHIC]  If you have any questions, please call 1-800-992-0180.
                                                Pilgrim International Fund    33

-------------
International
Equity Funds
-------------
                                                    Adviser
PILGRIM INTERNATIONAL CORE GROWTH FUND              ING Pilgrim Investments, LLC
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

The Fund seeks maximum long-term capital appreciation.

INVESTMENT STRATEGY [GRAPHIC]

Under normal conditions, the Fund invests at least 65% of its net assets in equity securities of issuers located in countries outside the U.S. The Fund invests primarily in companies with a large market capitalization, but may also invest in mid- and small-size companies. The Fund generally invests at least 75% of its total assets in common and preferred stocks, warrants and convertible securities. The Fund may invest in companies located in countries with emerging securities markets when the portfolio managers believe they present attractive investment opportunities. The Fund also may invest up to 35% of its assets in securities if U.S. issuers, including investment-grade debt securites.

In pursuing the Fund's investment strategy, the portfolio managers primarily use a "bottom-up" fundamental analysis to identify stocks which they believe offer good value relative to their peers in the same industry, sector or region. The portfolio managers will invest at least 65% of the Fund in assets of companies which, based upon a fundamental analysis of a company's earning prospects, they believe will experience faster earnings per share growth than that of other companies located in one or more of the same market, sector, or industry. In conducting its fundamental analysis, the portfolio managers focus on various factors, including valuation of the companies, potential catalysts to stock price appreciation, quality of management, and financial measures, especially cash flow and the cash flow return on capital. They also use a "top-down" analysis to identify important themes or issues which may affect the investment environment in certain regions or sectors and to estimate regional market risks.

The Fund may also lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.

--------------------------------------------------------------------------------

RISKS [GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. This Fund invests in companies that the Adviser believes have the potential for rapid growth, which may give the Fund a higher risk of price volatility than a fund that emphasizes other styles, such as a value-oriented style. The Fund invests in large companies, which sometimes have more stable prices than smaller companies. However, the Fund may also invest in small and medium-sized companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

Market Trends -- from time to time, the stock market may not favor the growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks or smaller company stocks, or may not favor equities at all.

Risks of Foreign Investing -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. To the extent the Fund invests in emerging market countries, the risks may be greater, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

Securities Lending -- There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

34   Pilgrim International Core Growth Fund

                                          PILGRIM INTERNATIONAL CORE GROWTH FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class Q shares from year to year.

Year by Year Total Returns (%)(1)(2)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
                                                         21.22   66.97   -25.02

----------
(1)  These figures are for the year ended December 31 of each year.
(2) ING Pilgrim Investments, LLC has been the Fund's investment adviser since May 24, 1999; however, prior to October 1, 2000, the Fund was advised by a sub-adviser.

Best and worst quarterly performance during this period:

4th quarter 1999: up 43.94%

3rd quarter 1998: down 14.84%

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- The Morgan Stanley Capital International Europe, Australia, and Far East Index (MSCI EAFE Index).

Average Annual Total Returns

                                               MSCI
                                               EAFE
                               Class Q       Index(3)
                               -------       --------
One year, ended
December 31, 2000      %       -25.02         -13.96

Since inception(4)     %       -16.59           8.58

----------
(3) MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australia and the Far East.
(4)  Class Q commenced operations on February 28, 1997.

               [GRAPHIC]  If you have any questions, please call 1-800-992-0180.
                                    Pilgrim International Core Growth Fund    35

-------------
International
Equity Funds
-------------
                                                    Adviser
                                                    ING Pilgrim Investments, LLC
                                                    Sub-Adviser
                                                    Nicholas-Applegate
PILGRIM INTERNATIONAL SMALLCAP GROWTH FUND          Capital Management
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

The Fund seeks maximum long-term capital appreciation.

INVESTMENT STRATEGY [GRAPHIC]

Under normal conditions, the Fund invests at least 65% of its total assets in securities of small companies located outside the U.S. The Fund may invest up to 35% of its total assets in U.S. issuers.

The Fund invests primarily in smaller-capitalized companies ("small cap stocks") located worldwide. In the opinion of the Fund's Sub-Adviser, small cap stocks are those whose stock market capitalizations are predominantly in the bottom 25% of publicly traded companies as measured by stock market capitalizations in over 50 countries. The market capitalization ranges of the various countries' small cap stocks may vary greatly due to fluctuating currency values, differences in the size of the respective economies, and movements in the local stock markets.

The Fund normally invests at least 75% of its total assets in common and preferred stock, warrants and convertible securities. The Fund may invest in companies located in countries with emerging securities markets when the Sub-Adviser believes they present attractive investment opportunities.

The Fund's Sub-Adviser emphasizes a growth approach by searching for successful, growing companies that are managing change advantageously and poised to exceed growth expectations. It focuses on a "bottom-up" analysis that evaluates the financial conditions and competitiveness of individual companies worldwide. It uses a blend of traditional fundamental research of individual securities, calling on the expertise of many external analysts in different countries throughout the world, and a computer intensive ranking system that analyzes and ranks securities. The Sub-Adviser seeks to uncover signs of "change at the margin" -- positive business developments which are not yet fully reflected in a company's stock price.

In analyzing specific companies for possible investment, the Sub-Adviser ordinarily looks for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The Sub-Adviser usually considers whether to sell a particular security when any of those factors materially changes.

The Fund may also lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.

--------------------------------------------------------------------------------

RISKS [GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. This Fund invests in companies that the Sub-Adviser believes have the potential for rapid growth, which may give the Fund a higher risk of price volatility than a fund that emphasizes other styles, such as a value-oriented style. The Fund invests in small companies, which may be more susceptible to greater price swings than larger companies because they may have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

Market Trends -- from time to time, the stock market may not favor the small-cap growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks or large company stocks, or may not favor equities at all.

Risks of Foreign Investing -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. To the extent the Fund invests in emerging market countries, the risks may be greater, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

Inability to Sell Securities -- securities of smaller and foreign companies trade in lower volume and may be less liquid than securities of larger U.S. companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

Securities Lending -- There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

36   Pilgrim International SmallCap Growth Fund

                                      PILGRIM INTERNATIONAL SMALLCAP GROWTH FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class Q shares from year to year.

Year by Year Total Returns (%)(1)(2)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
                                         17.98   13.93   35.96   121.97  -16.38

----------
(1)  These figures are for the year ended December 31 of each year.
(2) Prior to May 24, 1999, Nicholas-Applegate Capital Management was the adviser, rather than sub-adviser, to the Fund.

Best and worst quarterly performance during this period:

4th quarter 1999: up 52.50%

3rd quarter 1998: down 15.26%

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- Salomon Europe Pacific Australasia Composite Extended Market Index (Salomon EPAC EM Index).

Average Annual Total Returns
                                             Salomon
                                               EPAC
                                                EM
                               Class Q       Index(3)
                               -------       --------
One year, ended
December 31, 2000      %       -16.38        -11.08

Five years, ended
December 31, 2000      %        27.67          3.57

Since inception(4)     %        26.00          3.85

----------
(3) The Salomon EPAC EM Index is an unmanaged index that measures the performance of securities of smaller capitalization companies in 22 countries excluding the U.S. and Canada.
(4)  Class Q commenced operations on August 31, 1995.

               [GRAPHIC]  If you have any questions, please call 1-800-992-0180.
                                Pilgrim International SmallCap Growth Fund    37

-------------
International
Equity Funds
-------------
                                                    Adviser
PILGRIM EMERGING COUNTRIES FUND                     ING Pilgrim Investments, LLC
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

The Fund seeks maximum long-term capital appreciation.

INVESTMENT STRATEGY [GRAPHIC]

The Fund invests at least 65% of its net assets in securities of issuers located in at least three countries with emerging securities markets. Countries with emerging securities markets are those countries which generally are considered to be emerging market countries by the international financial community.

The Fund may invest up to 35% of its total assets in securities of U.S. and other developed market issuers, including investment-grade debt securities of U.S. issuers. Under normal conditions, the Fund invests at least 75% of its total assets in common and preferred stocks, warrants and convertible securities.

In selecting securities of issuers located in emerging market countries, the Adviser uses a "bottom-up" fundamental analyis to identify companies which it believes have good earnings growth prospects and that can be bought at a price which seems reasonable. To help in this process, the Adviser scores the emerging markets stocks on a wide range of quantitative and qualitative measures, with particular attention paid to long-term and short-term earnings growth prospects and valuation measures. The Adviser seeks securities of emerging market issuers which are relatively liquid and covered by professional securities analysts.

In selecting stocks in developed markets, the portfolio managers seek the most attractive opportunities in such markets. For such securities, the portfolio managers use "bottom-up" analysis to choose companies which offer good value relative to their peers in the same industry sector or region. They also use "top-down" analysis to identify important themes or issues which may affect the investment environment in certain regions or sectors and to estimate regional market risks. In their conducting their fundamental analysis, the portfolio managers focus on various matters, including valuation of the companies, potential catalysts to stock price appreciation, quality of management, and financial measures, especially cash flow and cash flow return on capital.

The Fund may also lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.

--------------------------------------------------------------------------------

RISKS [GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. This Fund invests in companies that the Adviser believes have the potential for rapid growth, which may give the Fund a higher risk of price volatility than a fund that emphasizes other styles, such as a value-oriented style. The Fund may invest in small and medium-sized companies, which may be more susceptible to greater price swings than larger companies because they may have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

Market Trends -- from time to time, the stock market may not favor the growth securities in company stocks, or may not favor equities at all.

Risks of Foreign Investing -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. Investments in emerging markets countries are generally riskier than other kinds of foreign investments, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

Debt Securities -- the value of debt securities may fall when interest rates rise. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities. The Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt.

Inability to Sell Securities -- securities of emerging market companies trade in lower volume and may be less liquid than securities of companies in larger, more established markets. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

Securities Lending -- There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

38   Pilgrim Emerging Countries Fund

                                                 PILGRIM EMERGING COUNTRIES FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class Q shares from year to year.

Year by Year Total Returns (%)(1)(2)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
                                         27.75   10.00   -21.46  76.30   -31.83

----------
(1)  These figures are for the year ended December 31 of each year.
(2) ING Pilgrim Investments, LLC has been the Fund's investment adviser since May 24, 1999; however, prior to October 1, 2000, the Fund was advised by a sub-adviser.

Best and worst quarterly performance during this period:

4th quarter 1999: up 36.26%

3rd quarter 1998: down 25.99%

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- The Morgan Stanley Capital International Emerging Markets Free Index (MSCI EMF Index).

Average Annual Total Returns

                                               MSCI
                                               EMF
                               Class Q       Index(3)
                               -------       --------
One year, ended
December 31, 2000      %       -31.83         -28.84

Five years, ended
December 31, 2000      %         5.81          -3.28

Since inception(4)     %         4.42          -3.27

----------
(3) MSCI EMF Index is an unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world.
(4)  Class Q commenced operations on August 31, 1995.

               [GRAPHIC]  If you have any questions, please call 1-800-992-0180.
                                           Pilgrim Emerging Countries Fund    39

------
Income
Funds
------

                                                    Adviser
PILGRIM GNMA INCOME FUND                            ING Pilgrim Investments, LLC
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

The Fund's investment objective is to seek a high level of current income, consistent with liquidity and safety of principal, through investment primarily in Government National Mortgage Association ("GNMA") mortgage-backed securities (also known as "GNMA Certificates") that are guaranteed as to the timely payment of principal and interest by the United States Government.

INVESTMENT STRATEGY [GRAPHIC]

Under normal conditions, the Fund will invest at least 80% of the value of its total assets in GNMA (Ginnie Mae) Certificates. The remaining assets of the Fund will be invested in other securities issued or guaranteed by the U.S. Government, including U.S. Treasury securities, and in securities issued by the following agencies and instrumentalities of the U.S. Government: the Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC). The Fund may invest in debt securites of any maturity, although the portfolio manager expects to invest in long-term debt instruments.

--------------------------------------------------------------------------------

RISKS [GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Prepayment Risk -- Through investment in GNMA securities, and other mortgage-related securities. The Fund may expose you to certain risks which may cause you to lose money. Mortgage prepayments are affected by the level of interest rates and other factors, including general economic conditions and the underlying location and age of the mortgage. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of GNMA securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the life of a pool. Because prepayments of principal generally occur when interest rates are declining, it is likely that the Fund may have to reinvest the proceeds of prepayments at lower interest rates than those of their previous investments. If this occurs, the Fund's yields will decline correspondingly.

Changes in Interest Rates -- the value of the Fund's investments may fall when interest rates rise. This Fund may be particularly sensitive to interest rates because it primarily invests in U.S. government securities. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

Credit Risk -- the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This Fund is subject to less credit risk than the other income funds because it principally invests in debt securities issued or guaranteed by the U.S. Government, its agencies and government sponsored enterprises.

Although FNMA and FHLMC are goverment-sponsored enterprises, their securities are not backed by the full faith and credit of the United States. Consequently, there are somewhat greater risks involved with investing in securities issued by those entities than in securities backed by the full faith and credit of the U.S. Government.

Other mortgage-related securities also are subject to credit risk associated with the underlying mortgage properties. These securities may be more volatile and less liquid than more traditional debt securities.

Please refer to the statement of additional information for a complete description of GNMA Certificates and Modified Pass Through GNMA Certificates. The Fund intends to use the proceeds from principal payments to purchase additional GNMA Certificates or other U.S. Government guaranteed securities.

40   Pilgrim GNMA Income Fund

                                                        PILGRIM GNMA INCOME FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

Year by Year Total Returns (%)(1)(2)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
 15.75    5.19    8.06   -2.07   15.91    5.71   10.20    7.52    0.58   10.36

----------
(1)  These figures are for the year ended December 31 of each year.
(2) Prior to July 26, 2000, Lexington Management Corporation served as the adviser to the Fund and the Fund's shares were sold on a no-load basis. Effective July 26, 2000, the Fund's outstanding shares were classified as "Class A" shares. Because Class Q shares were first offered in 2000, the returns in the bar chart are based upon the performance of Class A shares of the Fund, adjusted to reflect the current Class A expenses. Class A shares are not offered in this prospectus. Class A shares would have substantially similar annual returns as the Class Q shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class Q and Class A shares have different expenses.

Best and worst quarterly performance during this period:

3rd quarter 1991: up 5.85%

1st quarter 1994: down 2.42%

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Lehman Brothers Mortgage-Backed Securities Index.

Average Annual Total Returns

                                            Lehman Brothers
                                            Mortgage-Backed
                                              Securities
                             Class A(3)        Index(4)
                             ----------        --------
One year, ended
December 31, 2000     %         5.15             11.16

Five years, ended
December 31, 2000     %         5.76              6.91

Ten years, ended
December 31, 2000     %         7.06              7.82

----------
(3) This table shows performance of the Class A shares of the Fund because Class Q shares of the Fund did not have a full year's performance during the year ended December 31, 2000. Reflects deduction of Class A sales charge of 4.75%. See footnote (2) to the bar chart above.
(4) The Lehman Brothers Mortgage-Backed Securities Index is an unmanaged index that measures comprised of 520 mortgage backed securities with an average yield of 7.58%. The average coupon of the index is 6.85%. This index is typically used as a benchmark for intermediate-term bond funds.

               [GRAPHIC]  If you have any questions, please call 1-800-992-0180.
                                                  Pilgrim GNMA Income Fund    41

------
Income
Funds
------
                                                    Adviser
PILGRIM STRATEGIC INCOME FUND                       ING Pilgrim Investments, LLC
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

The Fund seeks maximum total return.

INVESTMENT STRATEGY [GRAPHIC]

Under normal conditions, the Fund invests at least 60% of its total assets in debt securities issued by U.S. and foreign corporations, U.S. and foreign governments, and their agencies and instrumentalities that are rated in one of the top four categories by a nationally recognized statistical rating agency, or of comparable quality if unrated. These securities include bonds, notes, mortgage-backed and asset-backed securities with rates that are fixed, variable or floating. The Fund may invest up to 40% of its total assets in high yield debt securities, commonly known as "junk bonds." There is no minimum credit rating for high yield debt securities in which the Fund may invest.

The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

The Fund may invest in debt securities of any maturity; however, the average portfolio duration of the Fund will generally range from two to eight years. The Fund may invest up to 30% of its total assets in securities payable in foreign currencies. The Fund may invest up to 10% of its assets in other investment companies that invest in secured floating rate loans, including up to 5% of its assets in Pilgrim Prime Rate Trust, a closed-end investment company. The Fund may also use options, futures contracts and interest rate and currency swaps as hedging techniques. The Fund does not invest in interest-only or principal-only stripped mortgage-backed securities.

--------------------------------------------------------------------------------

RISKS [GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Changes in Interest Rates -- the value of the Fund's investments may fall when interest rates rise. The Fund may be sensitive to changes in interest rates because it may invest in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

Credit Risk -- the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. This Fund may be subject to more credit risk than the other income funds, because it may invest in high yield debt securities, which are considered predominantly speculative with respect to the issuer's continuing ability to meet interest and principal payments.

Prepayment Risk -- the Fund may invest in mortgage related securities, which can be paid off early if the borrowers on the underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, the Fund will be forced to reinvest this money at lower yields.

Inability to Sell Securities -- high yield securities may be less liquid than higher quality investments. A security in the lowest rating catergories, that is unrated, or whose credit rating has been lowered may be particularly difficult to sell. Foreign securities and mortgage-related and asset-backed debt securities may be less liquid than other debt securities. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

Risks of Foreign Investing -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

Risks of Using Derivatives -- derivatives are subject to the risk of changes in the market price of the security, credit risk with respect to the counterparty to the derivatives instrument, and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.

Other Investment Companies -- because the Fund invests in other investment companies, you may indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Fund.

42   Pilgrim Strategic Income Fund

                                                   PILGRIM STRATEGIC INCOME FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class Q shares from year to year.

Year by Year Total Returns (%)(1)(2)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
                                                                 -0.97    3.21

----------
(1)  These figures are for the year ended December 31, of each year.
(2)  Prior to May 24, 1999, a different adviser managed the Fund.

Best and worst quarterly performance during this period:

1st quarter 2000: up 1.73%

2nd quarter 1999: down 1.07%

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Lehman Aggregate Bond Index.

Average Annual Total Returns

                                         Lehman
                                        Aggregate
                                          Bond
                            Class Q     Index(3)
                            -------     --------
One year, ended
December 31, 2000      %     3.21        11.63

Since inception(4)     %     2.44         6.16

----------
(3) The Lehman Aggregate Bond Index is an unmanaged index that measures the performance of fixed income securities that are similar, but not identical, to those in the Fund's portfolio.
(4)  Class Q shares of the Fund commenced operations on July 27, 1998.

               [GRAPHIC]  If you have any questions, please call 1-800-992-0180.
                                             Pilgrim Strategic Income Fund    43

------
Income
Funds
------
                                                    Adviser
PILGRIM HIGH YIELD FUND                             ING Pilgrim Investments, LLC
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

The Fund seeks a high level of current income, with capital appreciation as a secondary objective.

INVESTMENT STRATEGY [GRAPHIC]

The Fund normally invests at least 65% of its assets in high yield debt securities, including preferred stock and convertible securities, that do not in the opinion of the adviser involve undue risk relative to their expected return. High yield securities, which are commonly known as "junk bonds," are securities that are rated below investment grade, i.e., rated lower than Baa by Moody's Investors Service, Inc. or BBB by Standard and Poor's, or of comparable quality if not rated. Generally, the Fund will invest in securities rated lower than B by Moody's or S&P only when the adviser believes the financial condition of the issuer or other available protections reduce the risk to the Fund or that there is greater value in the securities than is reflected in their prevailing market price. There is no minimum credit rating for high yield securities in which the Fund may invest. The Fund may invest in debt securities of any maturity. In selecting securities for the Fund, preservation of capital is a consideration.

The remainder of the Fund's assets may be invested in common stocks, investment grade preferred stocks, investment grade debt obligations of all types, U.S. Government securities, warrants, money market instruments (including repurchase agreements on U.S. Government securities), mortgage-related securities and participation interests and assignments in floating rate loans and notes. The Fund may also invest up to 10% of its assets in foreign debt securities of any rating. The Fund may invest in financial futures and related options to attempt to hedge risk, although the Fund has not invested in such instruments since Pilgrim Investments, LLC became the adviser in 1995 through the date of this prospectus.

In selecting equity securities, the portfolio managers use a "bottom-up" analysis that focuses on individual companies and assesses the company's valuation, financial condition, management, competitiveness, and other factors.

Differences between the Fund and High Yield Fund II -- While both Funds invest primarily in high yield securities, the High Yield Fund normally emphasizes bonds with stronger credit ratings in the high yield bond universe. Thus, of the two Funds, High Yield Fund II normally presents the potential for higher income, but with potentially higher credit risk and volatility.

--------------------------------------------------------------------------------

RISKS [GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Credit Risk -- the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This Fund may be subject to more credit risk than other income mutual funds because it invests in high yield (or "junk bond") debt securities, which are considered predominantly speculative with respect to the issuer's continuing ability to meet interest and principal payments. This is especially true during periods of economic uncertainty or economic downturns. The Fund is also subject to credit risk through its investment in floating rate loans.

Changes in Interest Rates -- the value of the Fund's investments may fall when interest rates rise. The Fund may be sensitive to changes in interest rates because it may invest in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

Prepayment Risk -- the Fund may invest in mortgage-related securities, which can be paid off early if the borrowers on the underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, the Fund will be forced to reinvest this money at lower yields.

Inability to Sell Securities -- high yield securities may be less liquid than higher quality investments. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund. A security whose credit rating has been lowered may be particularly difficult to sell.

Risks of Using Derivatives -- derivatives are subject to the risk of changes in the market price of the security, and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.

Price Volatility -- Equity securities face market, issuer and other risks, and their values may go up and down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer.

Risks of Foreign Investing -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks, securities depositories or exchanges than those in the U.S., and foreign controls on investment.

44   Pilgrim High Yield Fund

                                                         PILGRIM HIGH YIELD FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class Q shares from year to year.

Year by Year Total Returns (%)(1)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
                                                                         -20.96

----------
(1)  These figures are for the year ended December 31 of each year.

Best and worst quarterly performance during this period:

2nd quarter 2000: down 0.35%

4th quarter 2000: down 12.31%

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Lehman High Yield Bond Index.

Average Annual Total Returns
                                              Lehman
                                               High
                                              Yield
                                               Bond
                               Class Q       Index(2)
                               -------       --------
One year, ended
December 31, 2000      %       -20.96         -5.86

Since inception(3)     %       -14.57         -3.82

----------
(2) The Lehman Brothers High Yield Bond Index is an unmanaged index that measures the performance of fixed-income securities that are similar, but not identical, to those in the Fund's portfolio.
(3)  Class Q shares commenced operations on June 17, 1999.

               [GRAPHIC]  If you have any questions, please call 1-800-992-0180.
                                                   Pilgrim High Yield Fund    45

------
Income
Funds
------
                                                    Adviser
PILGRIM HIGH YIELD FUND II                          ING Pilgrim Investments, LLC
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

The Fund seeks a high level of current income and capital growth.

INVESTMENT STRATEGY [GRAPHIC]

Under normal conditions, the Fund invests at least 65% of its total assets in high yield, lower rated debt securities, which are commonly referred to as "junk bonds," and convertible securities rated below investment grade (i.e., lower than the four highest rating catergories) by a nationally recognized statistical rating agency, or of comparable quality if unrated. There is no limit on either the portfolio maturity or the acceptable rating of securities bought by the Fund. Securities may bear rates that are fixed, variable or floating. The Fund may invest up to 35% of its total assets in equity securities of U.S. and foreign companies, including securities of companies in emerging markets. In selecting equity securities, the portfolio managers use a "bottom-up" analysis that focuses on individual companies and assesses the company's valuation, financial condition, management, competitiveness, and other factors.

The Fund is not restricted to investments in companies of any particular size, but currently intends to invest principally in companies with market capitalization above $100 million at the time of purchase. The Fund may also use options, futures contracts and interest rate and currency swaps as hedging techniques or to help seek the Fund's investment objective.

Differences between the Fund and High Yield Fund -- While both Funds invest primarily in high yield securities, the High Yield Fund normally emphasizes bonds with stronger credit ratings in the high yield bond universe. Thus, of the two Funds, High Yield Fund II normally presents the potential for higher income, but with potentially higher credit risk and volatility.

--------------------------------------------------------------------------------

RISKS [GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Credit Risk -- the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This Fund may be subject to more credit risk than other income mutual funds because it invests in high yield (or "junk bond") debt securities, which are considered predominantly speculative with respect to the issuer's continuing ability to meet interest and principal payments. This is especially true during periods of economic uncertainty or economic downturns.

Changes in Interest Rates -- the value of the Fund's investments may fall when interest rates rise. The Fund may be sensitive to changes in interest rates because it may invest in debt securities with intermediate and long term maturities. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

Prepayment Risk -- the Fund may invest in mortgage-related securities, which can be paid off early if the owners of the underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, the Fund will be forced to reinvest this money at lower yields.

Inability to Sell Securities -- high yield securities may be less liquid than higher quality investments. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund. A security in the lowest rating categories, that is unrated, or whose credit rating has been lowered may be particularly difficult to sell. Valuing less liquid securities involves greater exercise of judgment and may be more subjective than valuing securities using market quotes.

Risks of Foreign Investing -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. Investments in emerging market countries are generally riskier than other kinds of foreign investments, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

Risk of Using Derivatives -- derivatives are subject to the risk of changes in the market price of the security, credit risk with respect to the counterparty to the derivative instrument, and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.

Price Volatility -- equity securities face market, issuer and other risks, and their values may go up and down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer.

46   Pilgrim High Yield Fund II

                                                      PILGRIM HIGH YIELD FUND II
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's shares from year to year.

Year by Year Total Returns (%)(1)(2)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
                                                 21.07    5.03    6.03   -14.96

----------
(1)  These figures are for the year ended December 31 of each year.
(2) The figures shown for the years 1999 and 2000 provide performance for the Class Q shares of the Fund. The figures shown for the years 1997 and 1998 provide performance for Institutional Class shares of the Fund, revised to reflect expenses of Class Q shares. Prior to May 24, 1999, the Fund was managed by a different adviser.

Best and worst quarterly performance during this period:

4th quarter 1998: up 4.37%

4th quarter 2000: down 13.68%

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the First Boston High Yield Index.

Average Annual Total Returns

                                                                  First
                                                                  Boston
                                                                   High
                                              Institutional       Yield
                                Class Q          Class(3)        Index(4)
                                -------          --------        --------
One year, ended
December 31, 2000          %     -14.96             N/A            -5.21

Since inception of
Class Q(5)                 %      -4.07             N/A            -1.62

Since inception of
Institutional Class(5)     %        N/A           13.63             6.90

----------
(3)  Institutional Class shares of the Fund are no longer offered.
(4) The First Boston High Yield Index is an unmanaged index that measures the performance of fixed income securities similar, but not identical, to those in the Fund's portfolio.
(5) Class Q commenced operations on March 27, 1998. Institutional Class shares of the Fund commenced operations on July 31, 1996.

               [GRAPHIC]  If you have any questions, please call 1-800-992-0180.
                                                Pilgrim High Yield Fund II    47

------------
Equity and
Income Funds
------------
                                                    Adviser
PILGRIM BALANCED FUND                               ING Pilgrim Investments, LLC
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

The Fund seeks a balance of long-term capital appreciation and current income.

INVESTMENT STRATEGY [GRAPHIC]

The Fund's Adviser actively manages a blended portfolio of equity and debt securities with an emphasis on overall total return. The Fund normally maintains 40% to 60% of its assets in debt securities of any maturity issued by corporations or other business entities and the U.S. Government and its agencies and instrumentalities, and government sponsored enterprises, and normally seeks a target allocation of 50%, although this may vary with market conditions.

The remainder of the Fund's assets are normally invested in equity securities of large companies that the adviser believes are leaders in their industries. The adviser considers whether these companies have a sustainable competitive edge. The portfolio managers emphasize a value approach in equity selection and seek securities whose prices in relation to projected earnings are believed to be reasonable in comparison to the market. For this Fund, a company with a market capitalization of over $5 billion is considered to be a large company, although the Fund may also invest to a limited degree in companies that have a market capitalization between $1 billion and $5 billion.

A portion of the Fund's net assets (up to 35%) may be invested in high yield debt securities (commonly known as "junk bonds") rated below investment grade (i.e., lower than the four highest rating categories) by a nationally recognized statistical rating agency, or of comparable quality if unrated. There is no minimum credit quality for the high yield debt securities in which the Fund may invest. The Fund may invest up to 10% of its assets in other investment companies that invest in secured floating rate loans, including up to 5% of its assets in Pilgrim Prime Rate Trust, a closed-end investment company. The Fund may invest up to 20% of its total assets in foreign securities. The Fund may use options on securities, securities indices, interest rates and foreign currencies as a hedging technique or in furtherance of this investment objective. The Fund may invest up to 35% of its net assets in zero coupon securities.

--------------------------------------------------------------------------------

RISKS [GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

The Fund also may invest in smaller companies, which may be more susceptible to price swings than larger companies.

Market Trends -- from time to time, the stock market may not favor the large company value securities in which the Fund invests. Rather, the market could favor growth-oriented stocks or small company stocks, or may not favor equities at all.

Changes in Interest Rates -- the value of debt and equity securities can change in response to changes in interest rates. The value of the debt securities held by the Fund may fall when interest rates rise. The Fund may be sensitive to changes in interest rates because it may invest in debt securities with intermediate and long terms to maturity. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities. Zero coupon securities are particularly sensitive to changes in interest rates.

Credit Risk -- the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This Fund may be subject to more credit risk than the other income mutual funds, because it may invest in high yield debt securities, which are considered predominantly speculative with respect to the issuer's continuing ability to meet interest and principal payments. This is especially true during periods of economic uncertainty or economic downturns.

Inability to Sell Securities -- high yield securities and securities of smaller companies may be less liquid than other investments. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

Risks of Foreign Investing -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

Risks of Using Derivatives -- derivatives are subject to the risk of changes in the market price of the security, credit risk with respect to the counterparty to the derivatives instrument, and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.

48   Pilgrim Balanced Fund

                                                           PILGRIM BALANCED FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class Q shares from year to year.

Year by Year Total Returns (%)(1)(2)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
                                         16.88   21.46   23.52    8.69   -3.06

----------
(1)  These figures are for the year ended December 31 of each year.
(2)  Prior to May 24, 1999, a different adviser managed the Fund.

Best and worst quarterly performance during this period:

4th quarter 1998: up 14.47%

1st quarter 1997: down 5.00%

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of four broad measures of market performance -- the Standard and Poor's Barra Value Index (S&P Barra Value Index), the Lehman Aggregate Bond Index, the Lipper Balanced Fund Index -- and a composite index consisting of 60% S&P 500 Composite Stock Index and 40% Lehman Brothers Government/Corporate Bond Index (Composite Index).

Average Annual Total Returns

                                                Lehman       Lipper
                                   S&P Barra   Aggregate    Balanced
                                     Value       Bond         Fund     Composite
                         Class Q    Index(4)    Index(5)    Index(6)     Index
                         -------    --------    --------    --------     -----
One year, ended
December 31, 2000    %    -3.06      27.84       11.63        2.39        1.50

Five years, ended
December 31, 2000    %    13.06      17.04        6.46       11.80       11.38

Since inception(3)   %    12.10      17.80        7.07         N/A       14.58

----------
(3)  Class Q commenced operations on August 31, 1995.
(4) The S&P Barra Value Index is a capitalization-weighted index of all stocks in the S&P 500 Index that have low price-to-book ratios. It is designed so that approximately 50% of the market capitalization of the S&P 500 Index is in the Standard and Poor's Barra Value Index.
(5) The Lehman Aggregate Bond Index is an unmanaged index that measures the performance of the U.S. investment grade fixed rate bond market, including government and corporate securities, mortgage pass-through securities, and asset-backed securities.
(6) The Lipper Balanced Fund Index is an unmanaged index that measures the performance of balanced funds (funds that seek current income balanced with capital appreciation).

               [GRAPHIC]  If you have any questions, please call 1-800-992-0180.
                                                     Pilgrim Balanced Fund    49

------------
Equity and
Income Funds
------------
                                                    Adviser
PILGRIM CONVERTIBLE FUND                            ING Pilgrim Investments, LLC
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

The Fund seeks maximum total return, consisting of capital appreciation and current income.

INVESTMENT STRATEGY [GRAPHIC]

Under normal conditions, the Fund invests at least 65% of its total assets in convertible securities. Convertible securities are generally preferred stock or other securities, including debt securities, that are convertible into common stock. The Fund emphasizes companies with market capitalizations above $500 million. The convertible debt securities in which the Fund invests may be rated below investment grade (high risk instruments), or, if not rated may be of comparable quality. There is no minimum credit rating for securities in which the Fund may invest. Through investments in convertible securities, the Fund seeks to capture the upside potential of the underlying equities with less downside exposure.

The Fund may also invest up to 35% of its total assets in common and nonconvertible preferred stocks, and in debt securities, which may include high yield debt (commonly known as "junk bonds") rated below investment grade, or of comparable quality if unrated.

The Fund may also invest in securities issued by the U.S. government and its agencies and instrumentalities.

Most but not all of the bonds in which the Fund invests have a remaining maturity of 10 years or less, or, in the case of convertible debt securities, have a remaining maturity or may be put back to the issuer in 10 years or less.

In  evaluating   convertibles  the  Fund's  Adviser  evaluates  each  security's investment characteristics as a fixed income instrument as well as its potential for capital appreciation.

In analyzing specific companies for possible investment, the Adviser ordinarily looks for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The Adviser usually considers whether to sell a particular security when any of those factors materially changes.

The Fund may also lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.

--------------------------------------------------------------------------------

RISKS [GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Convertible securities have investment characteristics of both equity and debt securities. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund may invest in small and medium-sized companies, which may be more susceptible to greater price swings than larger companies because they may have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

Changes in Interest Rates -- the value of the convertible and debt securities held by the Fund may fall when interest rates rise. The Fund may be sensitive to changes in interest rates because it may invest in securities with intermediate and long terms to maturity. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Due to their hybrid nature, convertible securities are typically more sensitive to changes in interest rates than the underlying common stock, but less sensitive to interest rate changes than a fixed rate corporate bond.

Credit Risk -- the Fund could lose money if the issuer of a security is unable to meet its financial obligations or goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. This Fund may be subject to more credit risk than many bond funds, because the convertible
securities  and  debt   securities  in  which  it  invests  may  be  lower-rated
securities.

Inability to Sell Securities -- convertible securities and lower rated debt and convertible securities may be less liquid than other investments. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

Securities Lending -- There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

50   Pilgrim Convertible Fund

                                                       PILGRIM CONVERTIBLE FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class Q shares from year to year.

Year by Year Total Returns (%)(1)(2)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
                                         20.74   23.04   21.40   50.44   -8.74

----------
(1)  These figures are for the year ended December 31 of each year.
(2) ING Pilgrim Investments, LLC has been the Fund's investment adviser since May 24, 1999; however, prior to October 1, 2000, the Fund was advised by a sub-adviser.

Best and worst quarterly performance during this period:

4th quarter 1999: up 34.68%

4th quarter 2000: down 16.00%

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the First Boston Convertible Index.

Average Annual Total Returns

                                             First
                                            Boston
                                          Convertible
                             Class Q       Index(3)
                             -------       --------
One year, ended
December 31, 2000      %      -8.74         -7.83
Five years, ended
December 31, 2000      %      19.88         13.21
Since inception(4)     %      19.29         12.83

----------
(3) The First Boston Convertible Index is an unmanaged index that measures the performance of a universe of convertible securities that are similar, but not identical, to those in the Fund's portfolio.
(4)  Class Q commenced operations on August 31, 1995.

               [GRAPHIC]  If you have any questions, please call 1-800-992-0180.
                                                  Pilgrim Convertible Fund    51

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

There are two types of fees and expenses when you invest in mutual funds: fees, including sales charges, you pay directly when you buy or sell shares, and operating expenses paid each year by the fund. The table below shows the fees and expenses for Class Q shares of the Pilgrim Funds.

Fees You Pay Directly

                                                                         Class Q
                                                                         -------
Maximum sales charge on your investment
(as a % of offering price)                                                 none
Maximum deferred sales charge
(as a % of purchase or sales price, whichever is less)                     none

Operating Expenses Paid Each Year by the Funds(1)
(as a % of average net assets)

                                                                                        Total
                                                                                         Fund          Waivers
                                        Management     Service          Other         Operating          and            Net
 Fund                                       Fee          Fees      Expenses(2)(3)      Expenses   Reimbursements(4)  Expenses
------------------------------         ------------   ---------   ----------------   -----------  -----------------  ---------
MagnaCap                         %          0.71         0.25           0.28             1.24             --            1.24
Growth and Income                %          0.62         0.25           0.42             1.29             --            1.29
LargeCap Leaders                 %          0.85         0.25           0.59             1.69             --            1.69
Research Enhanced Index          %          0.70         0.25           0.37             1.32             --            1.32
Growth Opportunities             %          0.95         0.25           0.34             1.54                           1.54
LargeCap Growth                  %          0.75         0.25           0.26             1.26             --            1.26
MidCap Opportunities             %          1.00         0.25           0.44             1.69             --            1.69
MidCap Growth                    %          0.75         0.25           0.26             1.26             --            1.26
Growth + Value                   %          1.00         0.25           0.28             1.53             --            1.53
SmallCap Opportunities           %          1.00         0.25           0.38             1.63             --            1.63
SmallCap Growth                  %          1.00         0.25           0.32             1.57          -0.05            1.52
Worldwide Growth                 %          1.00         0.25           0.24             1.49             --            1.49
International Value              %          1.00         0.25           0.32             1.57             --            1.57
International                    %          1.00         0.25           0.98             2.23             --            2.23
International Core Growth        %          1.00         0.25           0.74             1.99          -0.15            1.84
International SmallCap Growth    %          1.00         0.25           0.33             1.58             --            1.58
Emerging Countries               %          1.25         0.25           0.78             2.28          -0.15            2.13
GNMA Income                      %          0.54         0.25           0.38             1.17             --            1.17
Strategic Income                 %          0.45         0.25           1.84             2.54          -1.68            0.86
High Yield                       %          0.60         0.25           0.32             1.17          -0.12            1.05
High Yield II(5)                 %          0.60         0.25           0.42             1.27          -0.19            1.08
Balanced(5)                      %          0.75         0.25           0.51             1.51          -0.21            1.30
Convertible                      %          0.75         0.25           0.25             1.25             --            1.25

----------
(1) This table shows the estimated operating expenses for Class Q shares of each Fund as a ratio of expenses to average daily net assets. These estimated expenses are based on each Fund's actual operating expenses for its most recent complete fiscal year, as adjusted for contractual changes, and fee waivers to which the Adviser has agreed.
(2) Because Class Q shares are new for Growth and Income Fund, LargeCap Leaders Fund, Research Enhanced Index Fund, Growth Opportunities Fund, MidCap Opportunities Fund, Growth + Value Fund, SmallCap Opportunities Fund, International Value Fund, International Fund and GNMA Income Fund, the expenses for each Fund are estimated based on Class A expenses of the Fund.
(3) For Growth and Income Fund, International Fund and GNMA Income Fund estimated operating expenses are based on estimated contractual operating expenses commencing with ING Pilgrim Investments, LLC's management of these Funds.
(4) ING Pilgrim Investments, LLC has entered into written expense limitation agreements with each Fund except MagnaCap Fund, Research Enhanced Index Fund, Growth Opportunities Fund, MidCap Opportunities Fund, Growth + Value Fund, SmallCap Opportunities Fund and International Value Fund under which it will limit expenses of the Fund, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Pilgrim Investments, LLC within three years. The amount of each Fund's expenses waived or reimbursed during the last fiscal year by ING Pilgrim Investments, LLC is shown under the heading "Waivers and Reimbursements." For each Fund, the expense limit will continue through at least October 31, 2001. Nicholas-Applegate Capital Management bears 50% of the cost of maintaining the expense limit for International SmallCap Growth Fund.
(5) Effective April 1, 2000, certain Pilgrim Funds merged with High Yield II and Balanced Funds. It is expected that as a result of the mergers, operating expenses for High Yield II and Balanced Funds will be lower than the operating expenses prior to the mergers.

52   What You Pay to Invest

                                                          WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

Examples

The examples that follow are intended to help you compare the cost of investing in the Pilgrim Funds with the cost of investing in other mutual funds. Each example assumes that you invested $10,000, reinvested all your dividends, the Fund earned an average annual return of 5%, and annual operating expenses remained at the current level. Keep in mind that this is only an estimate -- actual expenses and performance may vary.

Class Q

Fund                                   1 year     3 years    5 years    10 years
----                                   ------     -------    -------    --------
MagnaCap                          $       126       393          681      1,500
Growth and Income                 $       131       409          708      1,556
LargeCap Leaders                  $       172       533          918      1,998
Research Enhanced Index           $       134       418          723      1,590
Growth Opportunities              $       157       486          839      1,835
LargeCap Growth                   $       128       400          692      1,523
MidCap Opportunities              $       172       533          918      1,998
MidCap Growth                     $       128       400          692      1,523
Growth + Value                    $       156       483          834      1,824
SmallCap Opportunities            $       166       514          887      1,933
SmallCap Growth                   $       155       491          850      1,863
Worldwide Growth                  $       152       471          813      1,779
International Value               $       160       496          855      1,867
International                     $       226       697        1,195      2,565
International Core Growth         $       187       610        1,059      2,305
International SmallCap Growth     $       161       499          860      1,878
Emerging Countries                $       216       698        1,206      2,604
GNMA Income                       $       119       372          644      1,420
Strategic Income                  $        88       630        1,199      2,749
High Yield                        $       107       360          632      1,410
High Yield II                     $       110       384          679      1,517
Balanced                          $       132       457          804      1,784
Convertible                       $       127       397          686      1,511

               [GRAPHIC]  If you have any questions, please call 1-800-992-0180.
                                                    What You Pay to Invest    53

SHAREHOLDER GUIDE                                         HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------

Purchase of Shares

Class Q Shares are offered at net asset value without a sales charge to qualified retirement plans, financial and other institutions and "wrap accounts." The minimum initial investment is $250,000, and the minimum subsequent investment is $10,000. The Distributor may waive these minimums from time to time. Certain Funds also offer Class A, B, C, M and T shares, which have different sales charges and other expenses that may affect their performance. You can obtain more information about these other share classes by calling (800) 992-0180.

The Funds and the Distributor reserve the right to reject any purchase order. Please note that cash, travelers checks, third party checks, money orders and checks drawn on non-US banks (even if payment may be effected through a US bank) will not be accepted. ING Pilgrim reserves the right to waive minimum investment amounts. The Funds reserve the right to liquidate sufficient shares to recover annual transfer agent fees or to close your account and redeem your shares should you fail to maintain your account value at a minimum of $250,000.

If you are a participant in a qualified retirement plan, you should make purchases through your plan administrator or sponsor, who is responsible for transmitting orders.

All other purchasers may purchase shares by the methods outlined in the table on the right.

Distribution and Shareholder Service Fees

To pay for the cost of servicing your shareholder account, each Fund has adopted a Rule 12b-1 plan for Class Q shares which requires fees to be paid out of the assets of the class. Each Fund pays a service fee at an annual rate of 0.25% of the average daily net assets of the Class Q shares of the Fund.

Retirement Plans

You may invest in each Fund through various retirement plans, including IRAs, Simplified Employee Plan (SEP) IRAs, Roth IRAs 403(b) plans, 457 plans, and all qualified retirement plans. For further information about any of the plans, agreements, applications and annual fees, contact the Distributor, your financial consultant or plan sponsor. To determine which retirement plan is appropriate for you, consult your tax adviser. For further information, contact the Shareholder Servicing Agent at (800) 992-0180.

                             Initial                       Additional
   Method                   Investment                     Investment
   ------                   ----------                     ----------
By Contacting        A financial consultant            Visit or consult a
Your Financial       with an authorized firm           financial consultant.
Consultant           can help you establish
                     and maintain your account.

By Mail              Visit or speak with a             Fill out the Account
                     financial consultant.             Additions form
                     Make your check                   included on the bottom
                     payable to the Pilgrim            of your account
                     Funds and mail it,                statement along with
                     along with a completed            your check payable to
                     Application. Please               the Fund and mail
                     indicate your                     them to the address on
                     investment professional           the account statement.
                     on the New Account                Remember to write
                     Application                       your account number
                                                       on the check.

By Wire              Call the ING Pilgrim              Wire the funds in the
                     Operations Department             same manner described
                     at (800) 336-3436 to              under "Initial
                     obtain an account                 Investment."
                     number and indicate
                     your investment
                     professional on the
                     account.
                     Instruct your bank to
                     wire funds to the Fund
                     in the care of:
                     State Street Bank and Trust
                     Kansas City ABA #101003621
                     Kansas City, MO credit to:
                     ________________ (the Fund)
                     A/C #751-8315; for further
                     credit to: _______________
                     Shareholder A/C
                     #_________________________
                     (A/C # you received over
                     the telephone)
                     Shareholder Name:

                     __________________________
                     (Your Name Here)

                     After wiring funds you
                     must complete the
                     Account Application
                     and send it to:

                     Pilgrim Funds
                     P.O. Box 219368
                     Kansas City, MO
                     64121-6368

54   Shareholder Guide

HOW TO REDEEM SHARES                                           SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

If you are a participant in a qualified retirement plan, you should make redemptions through your plan administrator or sponsor, who is responsible for transmitting orders.

All other shareholders may redeem shares by the methods outlined in the table on the right.

Under unusual circumstances, a Fund may suspend the right of redemption as allowed by federal securities laws.

Systematic Withdrawal Plan

You may elect to make periodic withdrawals from your account on a regular basis.

*    Your account must have a current value of at least $250,000.

*    Minimum withdrawal amount is $1,000.

*    You may choose from monthly, quarterly, semi-annual or annual payments.

For additional information, contact the Shareholder Servicing Agent, see the Account Application or the SAI.

Payments

Normally, payment for shares redeemed will be made within three days after receipt by the Transfer Agent of a written request in good order. The Fund has the right to take up to seven days to pay your redemption proceeds, and may postpone payment longer in the event of an economic emergency as determined by the U.S. Securities and Exchange Commission. When you place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed at the next determined net asset value, but the Fund will not release the proceeds until your purchase payment clears. This may take up to 15 days or more. To reduce such delay, purchases should be made by bank wire or federal funds.

Each Fund normally intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, a Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.

         Method                               Procedures
         ------                               ----------
By Contacting Your     You may redeem by contacting your financial
Financial Consultant   consultant who may charge for their services
                       in connection with your redemption request, but neither the Fund nor the Distributor imposes any such charge.

By Mail Send a written request specifying the Fund name and share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to redeem to:
                       Pilgrim Funds
                       P.O. Box 219368
                       Kansas City, MO 64121-6368

                       If certificated shares have been issued, the certificate must accompany the written request. Corporate investors and other associations must have an appropriate certification on file authorizing redemptions. A suggested form of such certification is provided on the Account Application. A signature guarantee may be required.

By Telephone --        You may redeem shares by telephone on all
Expedited Redemption   accounts other than retirement accounts,
                       unless you check the box on the Account Application which signifies that you do not wish to use telephone redemptions. To redeem by telephone, call the Shareholder Servicing Agent at (800) 992-0180. Receiving
                       Proceeds By Check: You may have redemption proceeds (up to a maximum of $100,000) mailed to an address which has been on record with Pilgrim Funds for at least 30 days.
                       Receiving Proceeds By Wire: You may have redemption proceeds (subject to a minimum of $5,000) wired to your pre-designated bank account. You will not be able to receive redemption proceeds by wire unless you check the box on the Account Application which signifies that you wish to receive redemption proceeds by wire and attach a voided check. Under normal circumstances, proceeds will be transmitted to your bank on the business day following receipt of your instructions, provided redemptions may be made. In the event that share certificates have been issued, you may not request a wire redemption by telephone.

               [GRAPHIC]  If you have any questions, please call 1-800-992-0180.
                                                         Shareholder Guide    55

SHAREHOLDER GUIDE                                           TRANSACTION POLICIES
--------------------------------------------------------------------------------

Net Asset Value

The net asset value (NAV) per share for Class Q shares of each Fund is determined each business day as of the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. Eastern Time). The NAV per share of Class Q shares of each Fund is calculated by taking the value of the Fund's assets attributable to Class Q shares, subtracting the Fund's liabilities attributable to Class Q shares, and dividing by the number of Class Q shares that are outstanding. Because foreign securities may trade on days when the Funds do not price shares, the net asset value of a Fund that invests in foreign securities may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations, short-term debt securities, and for situations where market quotations are deemed unreliable. Short-term debt securities having a maturity of 60 days or less are valued at amortized cost, unless the amortized cost does not approximate market value. Securities prices may be obtained from automated pricing services. When market quotations are not readily available or are deemed unreliable, securities are valued at their fair value as determined in good faith under the supervision of the Board of Directors or Trustees, although the actual calculations will be made by persons acting under the supervision of the Board. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations.

Price of Shares

When you buy shares, you pay the NAV. When you sell shares, you receive the NAV. Exchange orders are effected at NAV.

Execution of Requests

Purchase and sale requests are executed at the next NAV determined after the order is received in proper form by the Transfer Agent or Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth above under "How to Purchase Shares" have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), the shares will not be credited until the next business day.

You will receive a confirmation of each new transaction in your account, which also will show you the number of Fund shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Funds will not be issued unless you request them in writing.

Telephone Orders

The Pilgrim Funds and their transfer agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Funds and their transfer agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Funds and their transfer agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.

Exchanges

You may exchange Class Q shares for Class Q shares of any other Pilgrim Fund that offers Class Q shares. The total value of shares being exchanged must at least equal the minimum investment requirement for Class Q shares of the Fund into which they are being exchanged. Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes. There is no specific limit on exchange frequency; however, the Funds are intended for long-term investment and not as a trading vehicle. The Adviser may prohibit excessive exchanges (more than four per year). The Adviser also may, on 60 days' prior notice, restrict the frequency of, otherwise modify, or impose charges of up to $5.00 upon exchanges.

You will automatically have the ability to request an exchange by calling the Shareholder Service Agent unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege.

Systematic Exchange Privilege

You may elect to have a specified dollar amount of Class Q shares systematically exchanged, monthly, quarterly, semi-annually or annually (on or about the 10th of the applicable month), from your account to an identically registered account in Class Q shares of any other open-end Pilgrim Fund. This exchange privilege may be modified at any time or terminated upon 60 days' written notice to shareholders.

56   Shareholder Guide

TRANSACTION POLICIES                                           SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

Small Accounts (Non-Retirement Only)

If you draw down a non-retirement account so that its total value is less than the Fund minimum, you may be asked to purchase more shares within 60 days. If you do not take action, the Fund may close out your account and mail you the proceeds. Your account will not be closed if its drop in value is due to Fund performance.

Account Access

Unless your Pilgrim shares are held through a third-party fiduciary or in an omnibus registration at your bank or brokerage firm, you may be able to access your account information over the internet at www.pilgrimfunds.com, or via a touch tone telephone by calling (800) 992-0180 and selecting Option 1. Should you wish to speak with a Shareholder Service Representative you may call the toll-free number listed above and select Option 2.

               [GRAPHIC]  If you have any questions, please call 1-800-992-0180.
                                                         Shareholder Guide    57

MANAGEMENT OF THE FUNDS                                                  ADVISER
--------------------------------------------------------------------------------

ING Pilgrim Investments, LLC ("ING Pilgrim" or "ING Pilgrim Investments") serves as the investment adviser to each of the Funds. ING Pilgrim has overall responsibility for the management of the Funds. ING Pilgrim provides or oversees all investment advisory and portfolio management services for each Fund, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

Organized in December 1994, ING Pilgrim is registered as an investment adviser. ING Pilgrim is an indirect wholly-owned subsidiary of ING Group (NYSE: ING). ING Group is a global financial institution active in the field of insurance, banking, and asset management in more than 65 countries, with almost 100,000 employees.

As of December 31, 2000, ING Pilgrim managed over $19.3 billion in assets.

ING Pilgrim's principal address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

ING Pilgrim receives a monthly fee for its services based on the average daily net assets of each of the Funds.

The following table shows the aggregate annual management fee paid by each Fund for the most recent fiscal year as a percentage of that Fund's average daily net assets:

Fund                                Management Fee
----                                --------------
MagnaCap                                 0.71%
Growth and Income                        0.62
LargeCap Leaders                         0.85
Research Enhanced Index                  0.70
Growth Opportunities                     0.95
LargeCap Growth                          0.75
MidCap Opportunities                     1.00
MidCap Growth                            0.75
Growth + Value                           1.00
SmallCap Opportunities                   1.00
SmallCap Growth                          1.00
Worldwide Growth                         1.00
International Value                      1.00
International                            1.00
International Core Growth                1.00
International SmallCap Growth            1.00
Emerging Countries                       1.25
GNMA Income                              0.54
Strategic Income                         0.45
High Yield                               0.60
High Yield II                            0.60
Balanced                                 0.75
Convertible                              0.75

ING Pilgrim Directly Manages the Portfolios of the Following Funds:

Growth Opportunities Fund
LargeCap Growth Fund
MidCap Opportunities Fund
MidCap Growth Fund

The following  individuals share responsibility for the day-to-day management of
the  Growth   Opportunities   Fund,   the  LargeCap   Growth  Fund,  the  MidCap
Opportunities Fund and MidCap Growth Fund:

Mary Lisanti, Executive Vice President and Chief Investment Officer -- Domestic Equities of ING Pilgrim, has served as a Senior Portfolio Manager of MidCap Opportunities Fund since the fund was formed in August 1998, LargeCap Growth Fund since October 1, 2000, Growth Opportunities Fund since November 1998, and Pilgrim MidCap Growth Fund since April 2000. Prior to joining ING Pilgrim in October 1999, Ms. Lisanti was Executive Vice President and Chief Investment Officer -- Domestic Equities with Northstar Investment Management Corp., which subsequently merged into ING Pilgrim. From 1996 to 1998, Ms. Lisanti was a Portfolio Manager at Strong Capital Management. From 1993 to1996, Ms. Lisanti was a Managing Director and Head of Small- and Mid-Capitalization Equity Strategies at Bankers Trust Corp.

Jeffrey Bernstein, Senior Vice President of ING Pilgrim, has served as a Senior Portfolio Manager of MidCap Opportunities Fund since the Fund was formed in August 1998, Growth Opportunities Fund since November 1998, Pilgrim MidCap Growth Fund since April 2000 and Co-Portfolio Manager of LargeCap Growth Fund since January 2001. Prior to joining Pilgrim in October 1999, Mr. Bernstein was a portfolio manager at Northstar Investment Management Corp., which subsequently merged in ING Pilgrim. Prior to May 1998, Mr. Bernstein was a Portfolio Manager at Strong Capital Management. From 1995 to 1997, Mr. Berstein was a Portfolio Manager at Berkeley Capital.

Growth and Income Fund

Alan H. Wapnick, Senior Vice President and Senior Portfolio Manager of Growth and Income Fund has been managing the Fund's portfolio since July 1994. He joined ING Pilgrim in July 2000. Prior to July 2000, he was Senior Vice President and Senior Portfolio Manager at Lexington Management Corporation ("Lexington") (which was acquired by ING Pilgrim's parent company in July 2000). Prior to joining Lexington in 1986, Mr. Wapnick was an equity analyst with Merrill Lynch, L.W. Seligman, Dean Witter and most recently Union Carbide Corporation. Mr. Wapnick graduated from Dartmouth College and received an M.B.A. from Columbia University.

58   Management of the Funds

ADVISER                                                  MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

SmallCap Opportunities Fund and SmallCap Growth Fund

Mary Lisanti, whose background is described above, has served as manager of the SmallCap Opportunities Fund since July 1998 and SmallCap Growth Fund since April 2000.

MagnaCap Fund

G. David Underwood, Senior Vice President and Senior Portfolio Manager for ING Pilgrim, has served as Portfolio manager of MagnaCap Fund since January 2001, and as part of the portfolio management team that manages MagnaCap Fund since December 1996. Prior to joining ING Pilgrim in December 1996, Mr. Underwood served as Director of Funds Management for First Interstate Capital Management. Mr. Underwood's prior experience includes a 10-year association with Integra Trust Company of Pittsburgh where he served as Director of Research and Senior Portfolio Manager.

LargeCap Leaders Fund

The LargeCap Leaders Fund is managed by a team led by G. David Underwood, Senior Vice President and Senior Portfolio Manager for ING Pilgrim. Mr. Underwood is the Lead Portfolio Manager of the Fund.

International Fund

International Core Growth Fund

Richard T. Saler, Senior Vice President and Director of International Equity Investment Strategy of ING Pilgrim, has served as Senior Portfolio Manager of International Fund since January 1994, and International Core Growth Fund since October 2000. From 1986 until July 2000, he was Senior Vice President and Director of International Equity Strategy at Lexington (which was acquired by ING Pilgrim's parent company in July 2000).

Phillip A. Schwartz, Senior Vice President and Director of International Equity Investment Strategy of ING Pilgrim, has served as Senior Portfolio Manager of International Fund since January 1998, and International Core Growth Fund since October 2000. Prior to joining ING Pilgrim in July 2000, Mr. Schwartz was Senior Vice President and Director of International Equity Investment Strategy at Lexington (which was acquired by ING Pilgrim's parent company in July 2000). Prior to 1993, Mr. Schwartz was a Vice President of European Research Sales with Cheuvreux de Virieu in Paris and New York.

Emerging Countries Fund

Richard T. Saler, whose background is described above, has served as the Senior Portfolio Manager of the portfolio management team that manages Emerging Countries Fund since October 2000.

Phillip A. Schwartz, whose background is described above, has served as a member of the portfolio management team that manages Emerging Countries Fund since October 2000.

Jan Wim Derks, Vice President of ING Pilgrim, has served as a member of the portfolio management team that manages the Emerging Countries Fund since October 2000. In addition to his role with ING Pilgrim, Mr. Derks also serves as Director of Global Emerging Markets Equities at ING Investment Management -- Europe. Prior to joining ING Investment Management -- Europe in 1997, Mr. Derks managed a Latin American equity fund with ABN AMRO.

Eric Anderson, Vice President of ING Pilgrim, has served as a member of the portfolio management team that manages the Emerging Countries Fund since October 2000. In addition to his role with ING Pilgrim, Mr. Anderson also serves as Senior Portfolio Manager -- Global Emerging Markets Equities at ING Investment Management -- Americas. Prior to joining ING Investment Management -- Americas in 1997, Mr. Anderson managed a Latin America equity portfolio and participated in the management of an emerging market debt portfolio at Offitbank in New York.

Bratin Sanyal, Vice President of ING Pilgrim, has served as a member of the portfolio management team that manages the Emerging Countries Fund since October 2000. In addition to his role with ING Pilgrim, Mr. Sanyal serves as the Senior Portfoio Manager -- Global Emerging Markets Equities at ING Investment Management -- Europe. Mr. Sanyal has held several positions with ING Investment Management -- Europe, most recently as an Asian equity fund manager. Prior to joining ING Investment Management -- Europe in 1993, he was an economist at the World Bank where he structured debt workouts for the Highly Indebted Countries.

Worldwide Growth Fund

The following individuals share responsibility for the day-to-day management of the Worldwide Growth Fund:

Mary Lisanti, whose background is described above, has served as Senior Portfolio Manager of the domestic equity portion of the Worldwide Growth Fund's assets since October 1, 2000.

Jeffrey Bernstein, whose background is described above, has served as Portfolio Manager of the domestic equity portion of the Worldwide Growth Fund's assets since January 2001.

Richard T. Saler, whose background is described above, has served as Senior Portfolio Manager of the international portion of the Worldwide Growth Fund's assets since October 1, 2000.

Philip A. Schwartz, whose background is described above, has served as Senior Portfolio Manager of the international portion of the Worldwide Growth Fund's assets since October 1, 2000.

               [GRAPHIC]  If you have any questions, please call 1-800-992-0180.
                                                   Management of the Funds    59

MANAGEMENT OF THE FUNDS                                                  ADVISER
--------------------------------------------------------------------------------

GNMA Income Fund

Denis P. Jamison, Senior Vice President and Senior Portfolio Manager of ING Pilgrim, has served as Senior Portfolio Manager of GNMA Income Fund since July 1981. He is a Chartered Financial Analyst and a member of the New York Society of Security Analysts.

Roseann G. McCarthy, Assistant Vice President of ING Pilgrim since July 2000 has served as co-manager of GNMA Income Fund since November 1997. Prior to July 2000, she was an Assistant Vice President at Lexington (which was acquired by ING Pilgrim's parent company in July 2000). Prior to joining the Lexington Fixed-Income Department in 1997, she was Mutual Fund Marketing and Research Coordinator. Prior to 1995, Ms. McCarthy was Fund Statistician and a Shareholder Service Representative for the Lexington Funds.

Strategic Income Fund

The following individuals share responsibility for the day-to-day management of the Strategic Income Fund:

Robert K. Kinsey, Vice President of ING Pilgrim, has served as a Portfolio Manager of Strategic Income Fund since May 24, 1999. Mr. Kinsey manages Strategic Income Fund's assets that are invested in assets other than high yield debt securities. Prior to joining ING Pilgrim, Mr. Kinsey was a Vice President and Fixed Income Portfolio Manager for Federated Investors from January 1995 to March 1999. From July 1992 to January 1995, Mr. Kinsey was a Principal and Portfolio Manager for Harris Investment Management.

Edwin Schriver, Senior Vice President of ING Pilgrim, has served as a Senior Portfolio Manager of the portfolio management team that manages the high yield portion of the Strategic Income Fund's assets since October 2000. Prior to joining ING Pilgrim, Mr. Schriver was a Senior High Yield Analyst for Dreyfus Corporation since 1998. From 1996 to 1997, Mr. Schriver was the President of Crescent City Research, an investment research and software firm. Prior to 1996, Mr. Schriver was President of an SEC registered investment adviser and held various senior portfolio management positions.

High Yield Fund and High Yield Fund II

Edwin Schriver, whose background is described above, has served as Senior Portfolio Manager of the portfolio management team that manages High Yield Fund and High Yield Fund II since October 2000.

Andy Mitchell, Vice President of ING Pilgrim, has served as Co-Portfolio Manager of the portfolio management team that manages High Yield Fund and High Yield Fund II since October 2000. Prior to joining ING Pilgrim in July 2000, Mr.
Mitchell was a Senior Credit Analyst with Katonah Capital since March 2000. >From March 1998 to March 2000, Mr. Mitchell was a Vice President and Senior High Yield Analyst at Merrill Lynch Asset Management. From March 1994 to March 1998, Mr. Mitchell was Assistant Vice President and Senior High Yield Analyst at Schroder Capital Management.

Russ Stiver, Vice President of ING Pilgrim, has served as Co-Portfolio Manager of the portfolio management team that manages High Yield Fund and High Yield Fund II since October 2000. Prior to joining ING Pilgrim in May 2000, Mr. Stiver was Portfolio Manager (1996-2000) and Acting V.P. at Manulife Financial (1999-2000). From 1994 to 1996, Mr. Stiver analyzed investment grade, high yield and emerging market sovereign debt securities for Toronto-Dominion Bank.

Balanced Fund

The following individuals share responsibility for the day-to-day management of the Balanced Fund:

G. David Underwood, whose background is described above, has served as Senior Portfolio Manager of the equity portion of the Balanced Fund's assets since May 24, 1999.

Robert K. Kinsey, whose background is described above, has served as a Portfolio Manager of the portion of Balanced Fund's assets that are invested in assets other than high yield securities since May 24, 1999.

Edwin Schriver, whose background is described above, has served as Senior Portfolio Manager of the high yield portion of the Balanced Fund's assets since October 2000.

Convertible Fund

Andrew Chow, Vice President of ING Pilgrim, has served as a Portfolio Manager of Convertible Fund since October 1, 2000. Prior to joining ING Pilgrim, Mr. Chow was the portfolio manager of the Conseco Convertible Securities Fund since 1998. He joined Conseco in 1991 where he was also responsible for managing convertible securities accounts.

60   Management of the Funds

                                                        MANAGEMENT OF THE FUNDS
SUB-ADVISER
--------------------------------------------------------------------------------

SUB-ADVISERS

For the following Funds, ING Pilgrim has engaged a Sub-Adviser to provide the day-to-day management of the Fund's portfolio. The Sub-Advisers have, at least in part, been selected on the basis of their successful application of a consistent, well-defined, long-term investment approach over a period of several market cycles.

Research Enhanced Index Fund

J.P. Morgan Investment Management Inc.

A registered investment adviser, J.P. Morgan Investment Management Inc. (J.P. Morgan) serves as Sub-Adviser to the Pilgrim Research Enhanced Index Fund. The firm was formed in 1984. The firm evolved from the Trust and Investment Division of Morgan Guaranty Trust Company which acquired its first tax-exempt client in 1913 and its first pension account in 1940. J.P. Morgan currently manages approximately $350 billion for institutions and pension funds. The company is a wholly owned subsidiary of J.P. Morgan & Co. J.P. Morgan's principal address is 522 Fifth Avenue, New York, New York 10036.

Nanette Buziak, Timothy Devlin and Bernard Kroll share the responsibility for the day-to-day management of the Research Enhanced Index Fund.

Ms. Buziak has co-managed the Pilgrim Research Enhanced Index Fund since April 1999. At J.P. Morgan, she serves as a Portfolio Manager and Member of the Structured Equity Group.

Ms. Buziak has over 8 years of investment management experience. Before joining J.P. Morgan in 1997, Ms. Buziak was an index arbitrage trader and convertible bond portfolio manager at First Marathon America, Inc.

Mr. Devlin has co-managed the Pilgrim Research Enhanced Index Fund since the Fund was formed in December 1998. At J.P. Morgan, he serves as a Portfolio Manager and Member of the Structured Equity Group.

Mr. Devlin has over 12 years of investment management experience. Before joining J.P. Morgan in 1996, Mr. Devlin was a Portfolio Manager for nine years at Mitchell Hutchins Asset Management, Inc. where he managed quantitatively-driven portfolios for institutional and small investments.

Mr. Kroll has co-managed the Pilgrim Research Enhanced Index Fund since March 2000. At J.P. Morgan, he serves as a Portfolio Manager and Member of the Structured Equity Group.

Mr. Kroll has over 20 years of investment management experience. Before joining J.P. Morgan in 1996, Mr. Kroll was an equity derivatives specialist at Goldman Sachs & Co. Earlier, he managed his own software development firm and options broker-dealer, and managed several derivatives businesses at Kidder Peabody & Co.

Growth + Value Fund

Navellier Fund Management, Inc.

A registered investment adviser, Navellier Fund Management, Inc. (Navellier) serves as Sub-Adviser to the Pilgrim Growth + Value Fund. Navellier and its affiliate, Navellier & Associates, Inc., manage over $5 billion for institutions, pension funds and high net worth individuals. Navellier's principal address is 1 East Liberty, Third Floor, Reno, Nevada 89501.

Louis Navellier has managed the Pilgrim Growth + Value Fund since the Fund was formed in November 1996. Mr. Navellier has over 19 years of investment management experience and is the principal owner of Navellier & Associates, Inc. Mr. Navellier's investment newsletter, MPT Review, has been published for over 19 years and is widely renowned throughout the investment community.

International Value Fund

Brandes Investment Partners, L.P.

A registered investment adviser, Brandes Investment Partners, L.P. (Brandes) serves as Sub-Adviser to the Pilgrim International Value Fund. The company was formed in May 1996 as the successor to its general partner, Brandes Investment Partners, Inc., which has been providing investment advisory services (through various predecessor entities) since 1974. Brandes currently manages over $33 billion in international portfolios. Brandes' principal address is 12750 High Bluff Drive, San Diego, California 92130.

Charles Brandes has co-managed the Pilgrim International Value Fund since the Funds were formed in March 1995 and January 1998, respectively. Mr. Brandes has over 31 years of investment management experience. He founded the general partner of Brandes in 1974 and owns a controlling interest in it. At Brandes, he serves as a Managing Partner. He is a Chartered Financial Analyst and a Member of the Association for Investment Management and Research.

               [GRAPHIC]  If you have any questions, please call 1-800-992-0180.
                                                   Management of the Funds    61

MANAGEMENT OF THE FUNDS                                             SUB-ADVISERS
--------------------------------------------------------------------------------

Jeff Busby has co-managed the Pilgrim International Value Fund since the Fund was formed in March 1995. Mr. Busby has over 13 years of investment management experience. At Brandes he serves as a Managing Partner. He is also responsible for overseeing all trading activities for the firm. He is a Chartered Financial Analyst, and a Member of the Association for Investment Management and Research and the Financial Analyst Society.

International SmallCap Growth Fund

Nicholas-Applegate Capital Management (NACM)

Nicholas-Applegate Capital Management serves as Sub-Adviser to the Pilgrim International SmallCap Growth Fund. Founded in 1984 by Arthur Nicholas, Managing Director and Fred Applegate as an institutional investment manager. Nicholas-Applegate, now a wholly owned subsidiary of Allianz AG, manages in excess of $36 billion of discretionary assets for numerous clients, including employee benefit plans of corporations, public retirement systems and unions, university endowments, foundations, and other institutional investors and individuals. The Fund is managed by a team of portfolio managers and analysts headed by Loretta Morris and Randall Kahn. Nicholas-Applegate has offices in San Diego, New York, San Francisco and Chicago. Its principal place of business is 600 West Broadway, San Diego, California 92101.

62   Management of the Funds

DIVIDENDS/TAXES                               DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

Dividends

The Funds generally distribute most or all of their net earnings in the form of dividends. Each Fund pays dividends, if any, as follows:

Annually(1)            Semi-Annually(1)       Quarterly(2)       Monthly(3)
-----------            ----------------       ------------       ----------

LargeCap Leaders       MagnaCap               Balanced           GNMA
Research Enhanced      Growth and             Convertible          Income
  Index                  Income                                  High Yield
Growth                                                           High Yield II
  Opportunities                                                  Strategic
LargeCap Growth                                                    Income
MidCap
  Opportunities
MidCap Growth
Growth + Value
SmallCap
  Opportunities
SmallCap Growth
Worldwide
  Growth
International
  Value
International
International
  Core Growth
International
  SmallCap Growth
Emerging
  Countries

----------
(1)  Distributions normally expected to consist primarily of capital gains.
(2) Distributions normally expected to consist, on an annual basis, of a variable combination of capital gains and ordinary income.
(3)  Distributions normally expected to consist primarily of ordinary income.

Each Fund distributes capital gains, if any, annually.

Dividend Reinvestment

Unless you instruct a Fund to pay you dividends in cash, dividends and distributions paid by a Fund will be reinvested in additional shares of the Fund. You may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on Class Q shares of a Fund invested in another Pilgrim Fund which offers the Class Q shares.

Taxes

The following information is meant as a general summary for U.S. shareholders. Please see the SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in a Fund.

Each Fund will distribute all or substantially all of its net investment income and net capital gains to its shareholders each year. Although the Funds will not be taxed on amounts they distribute, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. It does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if a Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate.

Dividends declared by a Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

You will receive an annual statement summarizing your dividend and capital gains distributions.

If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. You are responsible for any tax liabilities generated by your transactions.

As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

               [GRAPHIC]  If you have any questions, please call 1-800-992-0180.
                                        Dividends, Distributions and Taxes    63

MORE INFORMATION ABOUT RISKS
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All mutual funds involve risk -- some more than others -- and there is always the chance that you could lose money or not earn as much as you hope. A Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. The following pages discuss the risks associated with certain of the types of securities in which the Funds may invest and certain of the investment practices that the Funds may use. For more information about these and other types of securities and investment techniques that may be used by the Funds, see the Statement of Additional Information
(SAI).

Many of the investment techniques and strategies discussed in this prospectus and in the SAI are discretionary, which means that the adviser can decide whether to use them or not. The Funds named below invest in these securities or use these techniques as part of the Fund's principal investment strategy. However, the adviser of any Fund may also use these investment techniques or make investments in securities that are not a part of the Fund's principal investment strategy.

PRINCIPAL RISKS

Investments in Foreign Securities (MagnaCap, Growth and Income, Worldwide Growth, International Value, International, International Core Growth, International SmallCap Growth, Emerging Countries, High Yield and High Yield II Funds). There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends.

Each Fund that invests in foreign securities may enter into foreign currency transactions either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts to have the necessary currencies to settle transactions, or to help protect Fund assets against adverse changes in foreign currency exchange rates, or to provide exposure to a foreign currency commensurate with the exposure of securities from that country. Such efforts could limit potential gains that might result from a relative increase in the value of such currencies, and might, in certain cases, result in losses to the Fund.

Emerging Markets Investments (Emerging Countries and High Yield II Funds). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete financial systems; environmental problems; less well developed legal systems; and less reliable custodial services and settlement practices.

Inability to Sell Securities (All Funds except MagnaCap, Research Enhanced Index, LargeCap Growth, SmallCap Growth, International Core Growth, and GNMA Income Funds). Some securities usually trade in lower volume and may be less liquid than securities of large established companies. These less liquid securities could include securities of small and mid-size U.S. companies, high-yield securities, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in emerging markets. A Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

High Yield Securities (Strategic Income, High Yield, High Yield II, Balanced and Convertible Funds). Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. High yield securities are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The prices of high yield securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. High yield securities structured as zero-coupon or pay-in-kind securities tend to be more volatile. The secondary market in which high yield securities are traded is generally less liquid than the market for higher grade bonds. At times of less liquidity, it may be more difficult to value high yield securities.

Corporate Debt Securities (International, Strategic Income, High Yield, High Yield II, Balanced and Convertible Funds). Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. When interest rates decline, the value of the Fund's debt securities can be expected to rise, and when

64   More Information About Risks

                                                    MORE INFORMATION ABOUT RISKS
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interest rates rise, the value of those securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

One measure of risk for fixed income securities is duration. Duration is one of the tools used by a portfolio manager in selection of fixed income securities. Historically, the maturity of a bond was used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's "interest rate risk" or "volatility." According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. For point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years, and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation.

U.S. Government Securities (GNMA Income, Strategic Income, High Yield and High Yield II Funds). Some U.S. Government agency securities may be subject to varying degrees of credit risk, particularly those that are not backed by the full faith and credit of the United States Government. All U.S. Government securities may be subject to price declines in the securities due to changing interest rates.

Convertible Securities (All Funds except Research Enhanced Index, Growth Opportunities, GNMA Income and Strategic Income Funds). The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and general market and economic conditions. The income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. Convertible securities are often lower rated securities. A Fund may be required to redeem or convert a convertible security before the holder would otherwise choose.

Other Investment Companies (Strategic Income and Balanced Funds). Each Fund invest up to 10% of its assets in other investment companies. When a Fund invests in other investment companies, you indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.

Mortgage-Related Securities (GNMA Income, Strategic Income, High Yield and High Yield II Funds). Although mortgage loans underlying a mortgage-backed security may have maturities of up to 30 years, the actual average life of a mortgage-backed  security  typically  will be  substantially  less  because  the mortgages will be subject to normal principal amortization, and may be prepaid prior to maturity. Like other fixed income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.

Interests in Loans (Strategic Income, High Yield, High Yield II, and Balanced Funds). Certain Funds may invest in participation interests or assignments in secured variable or floating rate loans, which include participation interests in lease financings. Loans are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to the Fund's investment. Many loans are relatively illiquid, and may be difficult to value.

Derivatives (Research Enhanced Index, Strategic Income, High Yield, High Yield II and Balanced Funds). Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may include swap agreements, options, forwards and futures. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Many of the Funds do not invest in these types of derivatives, and some do, so please check the description of the Fund's policies. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the Adviser or Sub-Adviser might imperfectly judge the market's direction. For instance, if a derivative is used as a hedge to offset investment risk

               [GRAPHIC]  If you have any questions, please call 1-800-992-0180.
                                              More Information About Risks    65

MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results, such as a loss or a reduction in gains.

Investments in Small- and Mid-Capitalization Companies

(MidCap Opportunities, MidCap Growth, SmallCap Opportunities, SmallCap Growth Funds). The Funds may invest in small and mid- capitalization companies. Investments in mid- and small-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resouces, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volume typical on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erractic market movements than securities of larger, more established growth companies or the market averages in general.

Portfolio Turnover. Each Fund (except MagnaCap, LargeCap Leaders, Research Enhanced Index, International Value, and GNMA Income Funds) is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A high portfolio turnover rate involves greater expenses to a Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse effect on the performance of the Fund

OTHER RISKS

Restricted and Illiquid Securities. Each Fund may invest in restricted and illiquid securities (except MagnaCap Fund may not invest in restricted securities). If a security is illiquid, the Fund might be unable to sell the security at a time when the adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Temporary Defensive Strategies. When the Adviser or Sub-Adviser to a Fund anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that a Fund invests defensively, it likely will not achieve capital appreciation.

Repurchase Agreements. Each Fund may enter into repurchase agreements, which involve the purchase by a Fund of a security that the seller has agreed to buy back. If the seller defaults and the collateral value declines, the Fund might incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time.

Lending Portfolio Securities. In order to generate additional income, certain Funds may lend portfolio securities in an amount up to 33 1|M/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.

Borrowing. Certain Funds may borrow for certain types of temporary or emergency purposes subject to certain limits. Borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the net asset value of a Fund, and money borrowed will be subject to interest costs. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

Reverse Repurchase Agreements and Dollar Rolls. A reverse repurchase agreement involves the sale of a security, with an agreement to repurchase the same securities at an agreed upon price and date. Whether such a transaction produces a gain for a Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, net asset value will decline faster than otherwise would be the case. Reverse repurchase agreements, as leveraging techniques, may increase a Fund's yield; however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.

Short Sales. Certain Funds may make short sales. A "short sale" is the sale by a Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.

Pairing Off Transactions. A pairing-off transaction occurs when a Fund commits to purchase a security at a future date, and then the Fund "pairs-off" the purchase with a sale of the same security prior to or on the original settlement date. Whether a pairing-off transaction on a debt security produces a gain depends on the movement of interest rates. If interest rates increase, then the money received upon the sale of the same security will be less than the anticipated amount needed at the time the commitment to purchase the security at the future date was entered and the Fund will experience a loss.

Percentage and Rating Limitations. Unless otherwise stated, the percentage limitations in this prospectus apply at the time of investment.

66   More Information About Risks

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights tables on the following pages are intended to help you understand each Fund's financial performance for the past five years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). A report of each Fund's independent auditors, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request.

Due to Class Q being recently offered, Financial Highlights are not included for the following Funds: Growth and Income Fund, International Fund and GNMA Income Fund.

               [GRAPHIC]  If you have any questions, please call 1-800-992-0180.
                                                      Financial Highlights    67

                                                                       FINANCIAL
PILGRIM MAGNACAP FUND                                                 HIGHLIGHTS
--------------------------------------------------------------------------------

For the period ended June 30, 2000, the information in the table below has been audited by KPMG LLP, independent auditors.

                                                            Nov. 22, 1999(1)
                                                            to June 30, 2000
----------------------------------------------------------------------------
Per Share Operating Performance:
 Net asset value, beginning of period                $            16.26
 Income from investment operations:
 Net investment income (loss)                        $             0.05
 Net realized and unrealized gains on investments    $            (0.47)
 Total from investment operations                    $            (0.42)
 Less distributions from:
 Net investment income                               $               --
 Net realized gains on investments                   $               --
 Net asset value, end of period                      $            15.84
 Total Return(2):                                    %            (2.58)
Ratios/Supplemental Data:
 Net assets, end of period (000's)                   $            9,928
 Ratios to average net assets:
 Expenses(3)                                         %             1.24
 Net investment income (loss)(3)                     %             0.46
 Portfolio turnover                                  %               26

----------
(1)  Commencement of offering shares.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.

68    Pilgrim MagnaCap Fund

FINANCIAL
HIGHLIGHTS                                         PILGRIM LARGECAP LEADERS FUND
--------------------------------------------------------------------------------

For the period ended June 30, 2000, the information in the table below has been audited by KPMG LLP, independent auditors.

                                                               April 4,
                                                              2000(1) to
                                                               June 30,
                                                                 2000
------------------------------------------------------------------------
Per Share Operating Performance:
 Net asset value, beginning of period                 $          16.67
 Income from investment operations:
 Net investment income (loss)                         $             --
 Net realized and unrealized gains on investments     $          (0.79)
 Total from investment operations                     $          (0.79)
 Less distributions from:
 Net investment income                                $             --
 Net realized gains on investments                    $             --
 Net asset value, end of period                       $          15.88
 Total Return(2):                                     %          (4.74)
Ratios/Supplemental Data:
 Net assets, end of period ($000's)                   $            199
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)       %           1.75
 Gross expenses prior to expense reimbursement(3)     %           1.84
 Net investment income (loss) after expense
 reimbursement(3)(4)                                  %          (0.27)
 Portfolio turnover                                   %             39

----------
(1)  Commencement of offering shares.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                             Pilgrim LargeCap Leaders Fund    69

                                                                       FINANCIAL
PILGRIM RESEARCH ENHANCED INDEX FUND                                  HIGHLIGHTS
--------------------------------------------------------------------------------

For the period ended October 31, 2000, the information in the table below was audited by PricewaterhouseCoopers LLP, independent accountants.

                                                            April 3, 2000(1) to
                                                                October 31,
                                                                    2000
--------------------------------------------------------------------------------
Operating performance:
 Net asset value, beginning of the period           $              11.98
 Income from investment options:
 Net investment income (loss)                       $                 --
 Net realized and unrealized loss on investments    $              (0.81)
 Total from investment operations                   $              (0.81)
 Net asset value, end of the period                 $              11.17
 Total return(2)                                    %              (6.76)
Ratios and supplemental data:
 Net assets, end of the period (000's)              $                273
 Ratios to average net assets:
 Expenses(3)                                        %                1.32
 Net investment loss(3)                             %               (0.05)
 Portfolio turnover                                 %                  57

----------
(1)  Commencement of offering of shares.
(2)  Assumes dividends have been reinvested.
(3)  Annualized

70    Pilgrim Research Enhanced Index Fund

FINANCIAL
HIGHLIGHTS                                     PILGRIM GROWTH OPPORTUNITIES FUND
--------------------------------------------------------------------------------

                                                                   Period
                                                                    Ended
                                                               June 30, 2000(1)
                                                                 (Unaudited)
-------------------------------------------------------------------------------
Operating performance:
 Net asset value, beginning of the period              $            31.67
 Net investment income (loss)                          $            (0.02)
 Net realized and unrealized gain on investments       $             1.78
 Total from investment operations                      $             1.76
 Dividends from net investment income                  $               --
 Distributions from net realized gain                  $               --
 Total distributions                                   $               --
 Net asset value, end of the period                    $            33.43
 Total return(2)                                       %             2.58
Ratios and supplemental data:
 Net assets at the end of the period (000s)            $           11,121
 Ratio of expenses to average net assets(3)            %             1.34
 Ratio of net investment income (loss)
 to average net assets(3)                              %            (0.98)
 Portfolio turnover                                    %              151

----------
(1)  Commenced operations on June 1, 2000.
(2) Assumes dividends have been reinvested and does not reflect the effect of sales charges.
(3)  Annualized.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                         Pilgrim Growth Opportunities Fund    71

                                                                       FINANCIAL
PILGRIM LARGECAP GROWTH FUND                                          HIGHLIGHTS
--------------------------------------------------------------------------------

For the year ended June 30, 2000 and the three months ended June 30, 1999, the information in the table below has been audited by KPMG LLP, independent auditors. For all periods ended prior to June 30, 1999, the financial information was audited by other independent auditors.


                                                               Year       Three months       Year        July 21,
                                                               ended         ended          ended       1997(1) to
                                                              June 30,      June 30,       March 31,     March 31,
                                                                2000        1999(2)          1999          1998
------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
 Net asset value, beginning of period                 $        28.43         25.24          15.66         12.50
 Income from investment operations:
 Net investment income (loss)                         $        (0.20)        (0.03)         (0.02)        (0.01)
 Net realized and unrealized gains on investments     $        15.86          3.22           9.87          3.26
 Total from investment operations                     $        15.66          3.19           9.85          3.25
 Less distributions from:
 Net investment income                                $           --            --             --          0.01
 Net realized gains on investments                    $         0.38            --           0.27          0.08
 Net asset value, end of period                       $        43.71         28.43          25.24         15.66
 Total Return(3):                                     %        55.57         12.64          63.76         62.47
Ratios/Supplemental Data:
 Net assets, end of period ($000's)                   $       24,838         6,044          4,908           799
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)(5)       %         1.26          1.23           1.26          1.25
 Gross expenses prior to expense reimbursement(4)     %         1.26          1.25           1.91         10.45
 Net investment income (loss) after expense
 reimbursement(4)(5)                                  %        (0.77)        (0.36)         (0.28)        (0.62)
 Portfolio turnover                                   %          139            27            253           306

----------
(1)  The Fund commenced operations on July 21, 1997.
(2) Effective May 24, 1999, ING Pilgrim Investments LLC, became the Investment Manager of the Fund; concurrently, Nicholas-Applegate Capital Management was appointed as sub-adviser and the Fund changed its year end to June 30.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.

72    Pilgrim LargeCap Growth Fund

FINANCIAL
HIGHLIGHTS                                     PILGRIM MIDCAP OPPORTUNITIES FUND
--------------------------------------------------------------------------------

                                                                     Period
                                                                     Ended
                                                                June 30, 2000(1)
                                                                  (Unaudited)
--------------------------------------------------------------------------------
Operating performance
 Net asset value, beginning
 of the period                                             $         22.57
 Net investment loss                                       $         (0.03)
 Net realized and unrealized gain on investments           $          1.04
 Total from investment operations                          $          1.01
 Distributions from net
 realized gain                                             $            --
 Total distributions                                       $            --
 Net asset value, end of the period                        $         23.58
 Total return(2):                                          %          4.48
Ratios and supplemental data
 Net assets, end of the
 period (000s)                                             $         1,210
 Ratio of expenses to average net assets(3)                %          1.58
 Ratio of net investment loss to average net assets(3)     %         (1.04)
 Portfolio turnover                                        %            78

----------
(1)  Commenced operations on April 4, 2000.
(2) Assumes dividends have been reinvested and does not reflect the effect of sales charges.
(3)  Annualized.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                         Pilgrim MidCap Opportunities Fund    73

                                                                       FINANCIAL
PILGRIM MIDCAP GROWTH FUND                                            HIGHLIGHTS
--------------------------------------------------------------------------------

For the year ended June 30, 2000 and the three months ended June 30, 1999, the information in the table below has been audited by KPMG LLP, independent auditors. For all periods ended prior to June 30, 1999, the financial information was audited by other independent auditors.

                                                                      Year       Three months
                                                                      ended         ended
                                                                     June 30,      June 30,
                                                                       2000        1999(1)
---------------------------------------------------------------------------------------------
Per Share Operating Performance:
 Net asset value, beginning of period                          $       26.94        25.14
 Income from investment operations:
 Net investment income (loss)                                  $       (0.29)       (0.06)
 Net realized and unrealized gains on investments              $       17.92         1.86
 Total from investment operations                              $       17.63         1.80
 Less distributions from:
 Net realized gains on investments                             $        8.90           --
 Net asset value, end of period                                $       35.67        26.94
 Total Return(2):                                              %       77.87         7.16
Ratios/Supplemental Data:
 Net assets, end of period (000's)                             $      19,792       19,383
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)                %        1.26         1.24
 Gross expenses prior to expense reimbursement(3)              %        1.26         1.25
 Net investment income (loss) after expense reimbursement(3)   %       (1.00)       (0.95)
 Portfolio turnover                                            %         148           55

                                                                                   Year ended March 31,
                                                                     ----------------------------------------------
                                                                        1999         1998       1997        1996
-------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
 Net asset value, beginning of period                          $       23.30        18.01      17.99       13.66
 Income from investment operations:
 Net investment income (loss)                                  $       (0.12)       (0.21)     (0.04)      (0.07)
 Net realized and unrealized gains on investments              $        3.56         7.48       0.32        4.86
 Total from investment operations                              $        3.44         7.27       0.28        4.79
 Less distributions from:
 Net realized gains on investments                             $        1.60         1.98       0.26        0.46
 Net asset value, end of period                                $       25.14        23.30      18.01       17.99
 Total Return(2):                                              %       15.77        42.00       1.39       35.37
Ratios/Supplemental Data:
 Net assets, end of period (000's)                             $      14,350       12,204     13,115       4,274
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)                %        1.23         1.22       1.25        1.23
 Gross expenses prior to expense reimbursement(3)              %        1.31         1.95       1.84        2.84
 Net investment income (loss) after expense reimbursement(3)   %       (0.71)       (0.97)     (0.69)      (0.57)
 Portfolio turnover                                            %         154          200        153         114

----------
(1) Effective May 24, 1999, ING Pilgrim Investments, LLC became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-adviser and the Fund changed its year end to June 30.
(2) Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.

74    Pilgrim MidCap Growth Fund

FINANCIAL
HIGHLIGHTS                                           PILGRIM GROWTH + VALUE FUND
--------------------------------------------------------------------------------

For the period ended October 31, 2000, the information in the table below was audited by PricewaterhouseCoopers LLP, independent accountants.

                                                      June 5, 2000(1) to
                                                         October 31,
                                                             2000
------------------------------------------------------------------------
Operating performance:
 Net asset value, beginning of the period     $             26.73
 Income from investment operations:
 Net investment loss                          $             (0.05)
 Net realized and unrealized loss on
 investments                                  $             (1.78)
 Total from investment operations             $             (1.83)
 Net asset value, end of the period           $             24.90
 Total return(2)                              %             (6.85)
Ratios and supplemental data:
 Net assets, end of the period (000's)        $             1,346
 Ratios to average net assets:
 Expenses(3)                                  %              1.53
 Net investment loss(3)                       %             (1.19)
 Portfolio turnover                           %               163

----------
(1)  Commencement of offering of shares.
(2)  Assumes dividends have been reinvested.
(3)  Annualized.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                               Pilgrim Growth + Value Fund    75

                                                                       FINANCIAL
PILGRIM SMALLCAP OPPORTUNITIES FUND                                   HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                  Period
                                                                  Ended
                                                             June 30, 2000(1)
                                                                (Unaudited)
-----------------------------------------------------------------------------
Operating performance:
 Net asset value, beginning of the period            $             60.86
 Net investment loss                                 $             (0.08)
 Net realized and unrealized gain on investments     $              3.21
 Total from investment operations                    $              3.13
 Distributions from net realized gain                $                --
 Total distributions                                 $                --
 Net asset value, end of the period                  $             63.99
 Total return(2)                                     %              5.14
Ratios and supplemental data:
 Net assets at the end of the period (000s)          $             1,464
 Ratio of expenses to average net assets(3)          %              1.26
 Ratio of net investment loss to
 average net assets(3)                               %             (0.96)
 Portfolio turnover                                  %                64

----------
(1)  Commenced operations on April 4, 2000.
(2) Assumes dividends have been reinvested and does not reflect the effect of sales charges.
(3)  Annualized.

76    Pilgrim SmallCap Opportunities Fund

FINANCIAL
HIGHLIGHTS                                          PILGRIM SMALLCAP GROWTH FUND
--------------------------------------------------------------------------------

For the year ended June 30, 2000 and the three months ended June 30, 1999, the information in the table below has been audited by KPMG LLP, independent auditors. For all periods ended prior to June 30, 1999, the financial information was audited by other independent auditors.

                                                                 Year       Three months                                  August 31,
                                                                 ended         ended                                      1995(2) to
                                                                June 30,      June 30,                                    March 31,
                                                                  2000        1999(1)       1999        1998      1997       1996
------------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
 Net asset value, beginning of period                     $       21.19        18.56       19.27       13.19     14.16      12.50
 Income from investment operations:
 Net investment income (loss)                             $       (0.21)       (0.06)      (0.15)       0.03     (0.07)     (0.03)
 Net realized and unrealized gains
 (loss) on investments                                    $       10.30         2.69        0.22        6.16     (0.77)      1.69
 Total from investment operations                         $       10.09         2.63        0.07        6.19     (0.84)      1.66
 Less distributions from:
 Net realized gains on investments                        $       10.81           --        0.78        0.11      0.13         --
 Net asset value, end of period                           $       20.47        21.19       18.56       19.27     13.19      14.16
 Total Return(3):                                         %       61.08        14.17        0.96       47.01     (6.03)     13.28
Ratios/Supplemental Data:
 Net assets, end of period (000's)                        $      12,569       11,013       9,107      12,508     1,013        314
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)(5)           %        1.52         1.45        1.53        1.52      1.51       1.49
 Gross expenses prior to expense reimbursement(4)         %        1.57         1.49        1.63        2.39     10.79      37.86
 Net investment income (loss) after expense
 reimbursement(4)(5)                                      %       (1.21)       (1.21)      (0.97)      (1.52)    (1.02)     (1.05)
 Portfolio turnover                                       %         127           32          90          92       113        130

----------
(1) Effective May 24, 1999, ING Pilgrim Investments, LLC, became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-adviser and the Fund changed its year end to June 30.
(2)  Commencement of offering shares.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                              Pilgrim SmallCap Growth Fund    77

                                                                       FINANCIAL
PILGRIM WORLDWIDE GROWTH FUND                                         HIGHLIGHTS
--------------------------------------------------------------------------------

For the period ended October 31, 2000, the information in the table below has been audited by PricewaterhouseCoopers LLP , independent accountants. For all periods ended prior to October 31, 2000, the financial information was audited by other independent auditors.

                                                                            Four months         Year         Three months
                                                                              ended            ended            ended
                                                                            October 31,       June 30,         June 30,
                                                                            2000(6)(7)          2000           1999(1)
-------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
 Net asset value, beginning of period                                 $        34.53           27.12            24.59
 Income from investment operations:
 Net investment income (loss)                                         $        (0.07)          (0.16)            0.01
 Net realized and unrealized gains
 (loss) on investments                                                $        (4.09)          11.11             2.52
 Total from investment operations                                     $        (4.16)          10.95             2.53
 Less distributions from:
 Net investment income                                                $           --              --               --
 Net realized gains on investments                                    $           --            3.54               --
 Total distributions                                                              --            3.54               --
 Net asset value, end of period                                       $        30.37           34.53            27.12
 Total Return(3):                                                     %       (12.05)          42.63            10.29
Ratios/Supplemental Data:
 Net assets, end of period (000's)                                    $       44,702          54,418           14,870
 Ratios to average net assets:
 Net expenses after expense reimbursement (recoupment)(4)(5)          %         1.52            1.57             1.55
 Gross expenses prior to expense reimbursement
 (recoupment)(4)                                                      %         1.49            1.57             1.55
 Net investment income (loss) after expense
 reimbursement (recoupment)(4)(5)                                     %        (0.62)          (0.69)            0.17
 Portfolio turnover                                                   %           71             169               57

                                                                                                               August 31,
                                                                                     Year ended March 31,      1995(2) to
                                                                                                                March 31,
                                                                                1999       1998       1997        1996
-------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
 Net asset value, beginning of period                                 $        19.63      15.00      13.27        12.50
 Income from investment operations:
 Net investment income (loss)                                         $         0.22      (0.11)      0.01        (0.04)
 Net realized and unrealized gains
 (loss) on investments                                                $         6.15       5.29       1.72         0.81
 Total from investment operations                                     $         6.37       5.18       1.73         0.77
 Less distributions from:
 Net investment income                                                $         0.15         --         --           --
 Net realized gains on investments                                    $         1.26       0.55         --           --
 Total distributions                                                            1.41       0.55         --           --
 Net asset value, end of period                                       $        24.59      19.63      15.00        13.27
 Total Return(3):                                                     %        33.97      35.11      12.87         6.32
Ratios/Supplemental Data:
 Net assets, end of period (000's)                                    $        7,320        645        642            1
 Ratios to average net assets:
 Net expenses after expense reimbursement (recoupment)(4)(5)          %         1.59       1.61       1.61         1.60
 Gross expenses prior to expense
 reimbursement (recoupment)(4)                                        %         1.76       3.75      34.99     3,232.53
 Net investment income (loss) after expense
 reimbursement (recoupment)(4)(5)                                     %         0.17      (0.47)     (0.91)       (0.50)
 Portfolio turnover                                                   %          247        202        182          132

----------
(1) Effective May 24, 1999, ING Pilgrim Investments, LLC, became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-adviser and the Fund changed its year end to June 30.
(2)  Commencement of offering shares.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses subject to possible reimbursement to ING Pilgrim Investments, LLC within three years.
(6) Effective October 1, 2000, ING Pilgrim Investments, LLC, became the Investment Manager of the Fund, replacing Nicholas-Applegate Capital Management.
(7)  The Fund changed its fiscal year-end from June 30 to October 31.

78    Pilgrim Worldwide Growth Fund

FINANCIAL
HIGHLIGHTS                                      PILGRIM INTERNATIONAL VALUE FUND
--------------------------------------------------------------------------------

For the period ended October 31, 2000, the information in the table below has been audited by PricewaterhouseCoopers LLP, independent accountants.

                                                          January 24, 2000(1) to
                                                               October 31,
                                                                  2000
--------------------------------------------------------------------------------
Operating performance:
 Net asset value, beginning of the period           $             15.90
 Income from investment operations:
 Net investment income                              $              0.13
 Net realized and unrealized loss on investments    $              0.65
 Total from investment operations                   $              0.78
 Less distributions from:
 Net realized gains on investments                  $                --
 Total distributions                                $                --
 Net asset value, end of the period                 $             16.68
 Total return(2)                                    %              4.91
Ratios and supplemental data:
 Net assets, end of the period (000's)              $            24,882
 Ratio to average net assets:
 Expenses(3)                                        %              1.57
 Net Investment Income(3)                           %              1.35
 Portfolio turnover                                 %                34

----------
(1)  Commencement of offering of shares.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                          Pilgrim International Value Fund    79

                                                                       FINANCIAL
PILGRIM INTERNATIONAL CORE GROWTH FUND                                HIGHLIGHTS
--------------------------------------------------------------------------------

For the period ended October 31, 2000, the information in the table below has been audited by PricewaterhouseCoopers LLP, independent accountants. For all periods ended prior to October 31, 2000, the financial information was audited by other independent auditors.

                                                        Four months       Year     Three months                         February 28,
                                                           ended         ended        ended      Year ended March 31,    1997(1) to
                                                         October 31,    June 30,     June 30,   ----------------------    March 31,
                                                         2000(6)(7)       2000       1999(2)      1999          1998         1997
------------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
 Net asset value, beginning of period               $      24.78         19.63        18.36      17.43          12.75       12.50
 Income from investment operations:
 Net investment income (loss)                       $      (0.04)        (0.17)        0.04       0.09          (0.04)         --
 Net realized and unrealized gains on investments   $      (2.98)         6.48         1.23       0.97           4.72        0.25
 Total from investment operations                   $      (3.02)         6.31         1.27       1.06           4.68        0.25
 Less distributions from:
 Net investment income                              $         --            --           --       0.13             --          --
 Net realized gains on investments                  $         --          1.16           --         --             --          --
 Total distributions                                          --          1.16           --       0.13             --          --
 Net asset value, end of period                     $      21.76         24.78        19.63      18.36          17.43       12.75
 Total Return(3):                                   %     (12.19)        32.56         6.92       6.11          36.63        2.00
Ratios/Supplemental Data:
 Net assets, end of period (000's)                  $     13,947        16,567        9,390     11,268          1,719           1
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)(5)     %       1.84          1.75         1.54       1.63           1.66        0.00
 Gross expenses prior to expense reimbursement(4)   %       1.99          2.06         1.63       1.87           3.18    2,667.07
 Net investment income (loss) after expense
 reimbursement(4)(5)                                %      (0.45)        (0.73)        0.73      (0.27)         (0.47)       0.00
 Portfolio turnover                                 %         73           200           67        214            274          76

----------
(1)  The Fund commenced operations on February 28, 1997.
(2) Effective May 24, 1999, ING Pilgrim Investments, LLC, became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-adviser and the Fund changed its year end to June 30.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.
(6) Effective October 1, 2000, ING Pilgrim Investments, LLC, became the Investment Manager of the Fund, replacing Nicholas-Applegate Capital Management.
(7)  The Fund charged its fiscal year-end from June 30 to October 31.

80    Pilgrim International Core Growth Fund

FINANCIAL
HIGHLIGHTS                            PILGRIM INTERNATIONAL SMALLCAP GROWTH FUND
--------------------------------------------------------------------------------

For the period ended October 31, 2000, the information in the table below has been audited by PricewaterhouseCoopers LLP, independent accountants. For all periods ended prior to October 31, 2000, the financial information was audited by other independent auditors.

                                                         Four months    Year    Three months                            August 31,
                                                            ended       ended      ended                                1995(1) to
                                                         October 31,  June 30,    June 30,                               March 31,
                                                           2000(6)      2000      1999(2)     1999     1998     1997       1996
------------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
 Net asset value, beginning of period                $      43.30       25.16      22.23     19.18    14.01    13.52       12.50
 Income from investment operations:
 Net investment income (loss)                        $      (0.09)      (0.21)     (0.03)    (0.02)    0.05    (0.06)       0.01
 Net realized and unrealized gains on investments    $      (5.03)      20.53       2.96      3.36     5.12     2.01        1.01
 Total from investment operations                    $      (5.12)      20.32       2.93      3.34     5.17     1.95        1.02
 Less distributions from:
 Net investment income                               $         --          --         --      0.09       --       --          --
 Net realized gains on investments                   $         --        2.18         --      0.20       --     1.46          --
 Total distributions                                           --        2.18         --      0.29       --     1.46          --
 Net asset value, end of period                      $      38.18       43.30      25.16     22.23    19.18    14.01       13.52
 Total Return(3):                                    %      11.82       82.99      13.18     17.61    36.90    15.03        8.16
Ratios/Supplemental Data:
 Net assets, end of period (000's)                   $    164,719     163,843     42,881    32,819    8,810       42          19
 Ratios to average net assets:
 Net expenses after expense reimbursement
 (recoupment)(4)(5)                                  %       1.58        1.57       1.65      1.65     1.66     1.66        1.65
 Gross expenses prior to expense
 reimbursement (recoupment(4)                        %       1.58        1.57       1.67      1.80     6.15   151.33      531.72
 Net investment income (loss) after expense
 reimbursement (recoupment)(4)(5)                    %      (0.71)      (0.66)     (0.50)    (0.50)   (0.43)   (0.64)       0.33
 Portfolio turnover                                  %         56         164         44       146      198      206         141

----------
(1)  Commencement of offering shares.
(2) Effective May 24, 1999, ING Pilgrim Investments, LLC, became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-adviser and the Fund changed its year end to June 30.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Pilgrim Investments, LLC within three years.
(6)  The Fund changed its fiscal year-end from June 30 to October 31.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                Pilgrim International SmallCap Growth Fund    81

                                                                       FINANCIAL
PILGRIM EMERGING COUNTRIES FUND                                       HIGHLIGHTS
--------------------------------------------------------------------------------

For the period ended October 31, 2000, the information in the table below has been audited by PricewaterhouseCoopers LLP, independent accountants. For all periods ending prior to October 31, 2000, the financial information was audited by other independent auditors.

                                                         Four months    Year    Three months                            August 31,
                                                            ended       ended      ended                                1995(1) to
                                                         October 31,  June 30,    June 30,                               March 31,
                                                         2000(6)(7)     2000      1999(2)     1999     1998     1997       1996
------------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
 Net asset value, beginning of period               $       20.74       17.20      13.79     17.76    16.47    13.18       12.50
 Income from investment operations:
 Net investment income (loss)                       $       (0.27)      (0.16)     (0.04)    (0.01)    0.07    (0.04)       0.01
 Net realized and unrealized gains (loss) on
 investments                                        $       (3.66)       3.70       3.45     (3.78)    1.33     3.37        0.67
 Total from investment operations                   $       (3.93)       3.54       3.41     (3.79)    1.40     3.33        0.68
 Less distributions from:
 Net investment income                              $          --          --         --      0.18       --       --          --
 Net realized gains on investments                  $          --          --         --        --     0.11     0.04          --
 Total distributions                                $          --          --         --      0.18     0.11     0.04          --
 Net asset value, end of period                     $       16.81       20.74      17.20     13.79    17.76    16.47       13.18
 Total Return(3):                                   %      (18.95)      20.58      24.73    (21.42)    8.60    25.29        5.44
Ratios/Supplemental Data:
 Net assets, end of period (000's)                  $      88,894     119,251     79,130    53,125   46,711    8,660         350
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)(5)     %        2.13        2.09       1.90      1.94     1.91     1.91        1.90
 Gross expenses prior to expense
 reimbursement(4)                                   %        2.28        2.24       2.43      2.23     2.43     4.20       44.24
 Net investment income (loss) after expense
 reimbursement(4)(5)                                %       (1.21)      (1.05)     (1.07)    (0.01)    1.06    (0.87)       0.47
 Portfolio turnover                                 %          94         211         67       213      243      176         118

----------
(1)  Commencement of offering shares.
(2) Effective May 24, 1999, ING Pilgrim Investments, LLC, became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-adviser and the Fund changed its year end to June 30.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.
(6) Effective October 1, 2000, ING Pilgrim Investments, LLC became the Investment Manager of the Fund, replacing Nicholas-Applegate Capital Management.
(7)  The Fund changed its fiscal year-end from June 30 to October 31.

82    Pilgrim Emerging Countries Fund

FINANCIAL
HIGHLIGHTS                                        PILGRIM STRATEGIC INCOME FUND
--------------------------------------------------------------------------------

For the year ended June 30, 2000 and the three months ended June 30, 1999, the information in the table below has been audited by KPMG LLP, independent auditors. For all periods ended prior to June 30, 1999, the financial information was audited by other independent auditors.

                                                                  Year       Three months       July 27
                                                                 ended          ended         1998(1) to
                                                                June 30,       June 30,       March 31,
                                                                  2000         1999(2)           1999
--------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
 Net asset value, beginning of period                  $          11.99         12.26            12.43
 Income from investment operations:
 Net investment income                                 $           0.94          0.25             0.48
 Net realized and unrealized (loss) on investments     $          (0.54)        (0.38)           (0.04)
 Total from investment operations                      $           0.40         (0.13)            0.44
 Less distributions from:
 Net investment income                                 $           0.94          0.14             0.50
 Net realized gains on investments                     $             --            --             0.11
 Net asset value, end of period                        $          11.45         11.99            12.26
 Total Return(3):                                      %           3.55          1.16             5.78
Ratios/Supplemental Data:
 Net assets, end of period (000's)                     $            228           171              314
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)(5)        %           0.86          0.71             0.69
 Gross expenses prior to expense reimbursement(4)      %           2.54          1.37             1.74
 Net investment income (loss) after expense
 reimbursement(4)(5)                                   %           7.79          6.07             6.03
 Portfolio turnover                                    %            168            69              274

----------
(1)  The Fund commenced operations on July 27, 1998.
(2) Effective May 24, 1999, ING Pilgrim Investments, LLC, became the Investment Manager of the Fund and the Fund changed its year end to June 30.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                             Pilgrim Strategic Income Fund    83

                                                                       FINANCIAL
PILGRIM HIGH YIELD FUND                                               HIGHLIGHTS
--------------------------------------------------------------------------------

For the year ended June 30, 2000 and the period ending June 30, 1999, the information in the table below has been audited by KPMG LLP, independent auditors.

                                                              Year       From June 17(1)
                                                              ended           thru
                                                            June 30,        June 30,
                                                              2000            1999
----------------------------------------------------------------------------------------
Per Share Operating Performance:
 Net asset value, beginning of period               $         5.93            5.91
 Income (loss) from investment operations:
 Net investment income                              $         0.60            0.02
 Net realized and unrealized gain (loss) on
 investments                                        $        (0.33)             --
 Total from investment operation                    $        (0.27)           0.02
 Less distributions from:
 Net investment income                              $         0.60              --
 Realized capital gains                             $           --              --
 Total distributions                                $         0.60              --
 Net asset value, end of period                     $         5.60            5.93
 Total Return(2):                                   %        (5.29)           0.34
Ratios/Supplemental Data:
 Net assets, end of period (000's)                  $           --              --
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)     %         1.05              --
 Gross expenses prior to expense
 reimbursement(3)                                   %         1.17              --
 Net investment income (loss) after expense
 reimbursement(3)(4)                                %        10.41              --
 Portfolio turnover rate                            %           89             184

----------
(1)  Commencement of offering shares.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return information for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.

84    Pilgrim High Yield Fund

FINANCIAL
HIGHLIGHTS                                           PILGRIM HIGH YIELD FUND II
--------------------------------------------------------------------------------

For the year ended June 30, 2000 and the three months ended June 30, 1999, the information in the table below has been audited by KPMG LLP, independent auditors. For all periods ended prior to June 30, 1999, the financial information was audited by other independent auditors.

                                                                         Year       Three months       Year        March 27,
                                                                        ended          ended           ended       1998(1) to
                                                                       June 30,       June 30,       March 31,     March 31,
                                                                         2000         1999(2)          1999           1998
-----------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
 Net asset value, beginning of period                         $          11.59         11.68           12.72          12.70
 Income from investment operations:
 Net investment income (loss)                                 $           1.20          0.30            1.16           0.01
 Net realized and unrealized gains
 (loss) on securities and foreign currency                    $          (0.76)        (0.11)          (1.01)          0.01
 Total from investment operations                             $           0.44          0.19            0.15           0.02
 Less distributions from:
 Net investment income                                        $          (1.21)         0.28            1.19             --
 Net asset value, end of period                               $          10.82         11.59           11.68          12.72
 Total Return(3):                                             %           4.04          1.63            1.40           0.16
Ratios/Supplemental Data:
 Net assets, end of period (000's)                            $          6,882         3,229           6,502            567
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)(5)               %           1.08          0.90            0.87           0.97
 Gross expenses prior to expense reimbursement(4)             %           1.27          1.17            1.28           0.97
 Net investment income (loss) after expense
 reimbursement(4)(5)                                          %          10.73          9.88           10.01           7.53
 Portfolio turnover                                           %            113            44             242            484

----------
(1)  The Fund commenced operations on March 27, 1998.
(2) Effective May 24, 1999, ING Pilgrim Investments, LLC, became the Investment Manager of the Fund and the Fund changed its year end to June 30.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year
(5) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                               Pilgrim High Yield Fund II     85

                                                                       FINANCIAL
PILGRIM BALANCED FUND                                                 HIGHLIGHTS
--------------------------------------------------------------------------------

For the year ended June 30, 2000 and the three months ended June 30, 1999, the information in the table below has been audited by KPMG LLP, independent auditors. For all periods ended prior to June 30, 1999, the financial information was audited by other independent auditors.

                                                            Year       Three months                                   August 31,
                                                            ended         ended            Year ended March 31,       1995(1) to
                                                           June 30,      June 30,                                      March 31,
                                                             2000        1999(2)        1999       1998       1997       1996
--------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
 Net asset value, beginning of period               $        19.04        18.85        18.48      13.42      12.69       12.50
 Income from investment operations:
 Net investment income                              $         0.54         0.11         0.44       0.30       0.24        0.15
 Net realized and unrealized gains on investments   $        (0.57)        0.16         2.50       5.07       0.73        0.19
 Total from investment operations                   $        (0.03)        0.27         2.94       5.37       0.97        0.34
 Less distributions from:
 Net investment income                              $         0.40         0.08         0.50       0.31       0.24        0.15
 Net realized gains on investments                  $         3.67           --         2.07         --         --          --
 Net asset value, end of period                     $        14.94        19.04        18.85      18.48      13.42       12.69
 Total Return(3):                                   %        (0.60)        1.44        17.49      40.21       7.60        2.77
Ratio/Supplemental Data:
 Net assets, end of period (in thousands)           $          230          190          176        166         73           1
 Ratio to average net assets:
 Net expenses after expense reimbursement(4)(5)     %         1.30         1.25         1.25       1.26       1.26        1.25
 Gross expenses prior to expense reimbursement(4)   %         1.51         1.51         1.63      11.28     126.75    3,094.48
 Net investment income (loss) after expense
 reimbursement(4)(5)                                %         3.36         2.30         2.41       4.09       2.15        2.16
 Portfolio turnover                                 %          173           63          165        260        213         197

----------
(1)  Commencement of offering of shares.
(2) Effective May 24, 1999, ING Pilgrim Investments, LLC, became the Investment Manager of the Fund and the Fund changed its year end to June 30.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.

86    Pilgrim Balanced Fund

FINANCIAL
HIGHLIGHTS                                             PILGRIM CONVERTIBLE FUND
--------------------------------------------------------------------------------

For the year ended June 30, 2000 and the three months ended June 30, 1999, the information in the table below has been audited by KPMG LLP, independent auditors. For all periods ended prior to June 30, 1999, the financial information was audited by other independent auditors.

                                                          Year     Three months                               August 31,
                                                         ended        ended                                   1995(2) to
                                                        June 30,     June 30,                                  March 31,
                                                          2000       1999(1)      1999      1998     1997        1996
------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
 Net asset value, beginning of period                $    22.51       21.22      18.47     15.19    13.72       12.50
 Income from investment operations:
 Net investment income (loss)                        $     0.44        0.09       0.43      0.48     0.42        0.17
 Net realized and unrealized gains
 (loss) on investments                               $     7.82        1.31       3.09      4.19     1.50        1.22
 Total from investment operations                    $     8.26        1.40       3.52      4.67     1.92        1.39
 Less distributions from:
 Net investment income                               $    (0.35)       0.11       0.46      0.48     0.42        0.17
 Net realized gains on investments                   $    (3.57)         --       0.31      0.91     0.03          --
 Net asset value, end of period                      $    26.85       22.51      21.22     18.47    15.19       13.72
 Total Return(3):                                    %    40.36        6.62      19.66     31.54    14.13       11.13
Ratios/Supplemental Data:
 Net assets, end of period (in thousands)            $   56,165      17,537      8,741     7,080    4,599       1,085
 Ratio to average net assets:
 Net expenses after expense reimbursement(4)(5)      %     1.25        1.23       1.23      1.22     1.25        1.25
 Gross expenses prior to expense reimbursement(4)    %     1.25        1.23       1.35      2.35     2.90        9.21
 Net investment income (loss) after expense
 reimbursement(4)(5)                                 %     1.88        2.04       2.37      5.99     3.29        3.59
 Portfolio turnover                                  %      129          28        138       160      167         145

----------
(1) Effective May 24, 1999, ING Pilgrim Investments, LLC, became the Investment Manager of the Fund and the Fund changed its year end to June 30.
(2)  Commencement of offering shares.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                   Pilgrim Convertible Fund   87

WHERE TO GO FOR MORE INFORMATION

You'll find more information about the Pilgrim Funds in our:

ANNUAL/SEMI-ANNUAL REPORTS

Includes a discussion of recent market conditions and investment strategies that significantly affected performance, the financial statements and the auditors' reports (in annual report only).

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Pilgrim Funds. The SAI is legally part of this prospectus (it is incorporated by reference). A copy has been filed with the Securities and Exchange Commission (SEC).

Please write or call for a free copy of the current Annual/Semi-Annual reports, the SAI or other Fund information, or to make shareholder inquiries:

THE PILGRIM FUNDS
7337 East Doubletree Ranch Road
Scottsdale, AZ 85258-2034

1-800-992-0180

Or visit our website at www.pilgrimfunds.com

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public Reference Room in Washington, D.C. or call 202-942-8090. Otherwise, you may obtain the information for a fee by contacting the SEC at:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102

or at the e-mail address: publicinfo@sec.gov

Or obtain the information at no cost by visiting the SEC's Internet website at http://www.sec.gov

When contacting the SEC, you will want to refer to the Fund's SEC file number.

The file numbers are as follows:

Pilgrim Growth Opportunities Fund           811-4431       Pilgrim Mutual Funds                         811-7428
Pilgrim Equity Trust                        811-8817         Pilgrim LargeCap Growth Fund
  Pilgrim MidCap Opportunities Fund                          Pilgrim MidCap Growth Fund
Pilgrim Mayflower Trust  811-7978                            Pilgrim SmallCap Growth Fund
  Pilgrim International Value Fund                           Pilgrim Worldwide Growth Fund
  Pilgrim Research Enhanced Index Fund                       Pilgrim International Core Growth Fund
  Pilgrim Growth + Value Fund                                Pilgrim International SmallCap Growth Fund
Pilgrim SmallCap Opportunities Fund         811-4434         Pilgrim Emerging Countries Fund
Pilgrim Advisory Funds, Inc.                811-9040         Pilgrim Strategic Income Fund
  Pilgrim LargeCap Leaders Fund                              Pilgrim High Yield Fund II
Pilgrim Investment Funds, Inc.              811-1939         Pilgrim Balanced Fund
  Pilgrim MagnaCap Fund                                      Pilgrim Convertible Fund
  Pilgrim High Yield Fund                                  Pilgrim Growth and Income Fund, Inc.         811-0865
Pilgrim GNMA Income Fund, Inc.              811-2401
Pilgrim International Fund, Inc.            811-8172

QPROS030101-030101

                         GRAPHICS DESCRIPTION APPENDIX


The cover of the prospectuses has an image of the earth set behind the type similar to a watermark that crosses over on both the front and back cover pages. The ING Pilgrim Logo which is a lion at rest between the words ING and Pilgrim.

There are four icon sized graphics used throughout the prospectus as follows:

1. In the sections describing the Objective of the Funds, the graphic icon is that of a dart in the bullseye of a target.

2. In the sections describing the Investment Strategy of the Funds, the graphic icon is that of a compass pointing due north.

3. In the sections describing the Risks of the Funds, the graphic icon is that of an old fashioned scale tilting heavy on the left side.

4. In the sections describing the Performance history of the Funds, the graphic icon is that of a stack of US currency bills.

5. On the bottom footer of every odd numbered page (right hand page), the graphic icon is that of a telephone by the 800 number of the fund to call for information.

                       STATEMENT OF ADDITIONAL INFORMATION

                         7337 East Doubletree Ranch Road
                            Scottsdale, Arizona 85258
                                 (800) 992-0180

                                  March 1, 2001

                      PILGRIM GLOBAL TECHNOLOGY FUND, INC.
                         PILGRIM GNMA INCOME FUND, INC.
                       PILGRIM PRECIOUS METALS FUND, INC.
                      PILGRIM GROWTH AND INCOME FUND, INC.
                        PILGRIM INTERNATIONAL FUND, INC.
                            PILGRIM SILVER FUND, INC.
                     PILGRIM SMALLCAP ASIA GROWTH FUND, INC.
                            PILGRIM RUSSIA FUND, INC.
                  PILGRIM WORLDWIDE EMERGING MARKETS FUND, INC.
                          LEXINGTON MONEY MARKET TRUST
                  (each a "Fund" and collectively the "Funds")

     This Statement of Additional Information ("SAI") relates to each investment company listed on the front cover page. Prospectuses for the Funds, dated March 1, 2001 which provide the basic information you should know before investing in the Funds, may be obtained without charge from the Funds or the Funds' principal underwriter, ING Pilgrim Securities, Inc. ("ING Pilgrim Securities" or the "Distributor"), at the address listed above. This SAI is not a prospectus and it should be read in conjunction with the Prospectuses dated March 1, 2001 which have been filed with the U.S. Securities and Exchange Commission ("SEC"). In addition, the financial statements from the Funds' December 31, 1999 Annual Report and June 30, 2000 Semi-Annual Report (for GNMA Income Fund, Inc.; Growth and Income Fund, Inc. and Lexington Money Market Trust), and October 31, 2000 Annual Report (for Global Technology Fund, Inc.; Precious Metals Fund, Inc.; International Fund, Inc.; Silver Fund, Inc.; SmallCap Asia Growth Fund, Inc.; Russia Fund, Inc. and Worldwide Emerging Markets Fund, Inc.), are incorporated herein by reference. Copies of the Funds' Prospectuses and Annual or Semi-Annual Reports may be obtained without charge by contacting the Pilgrim Funds at the address and phone number written above.

                                TABLE OF CONTENTS

HISTORY OF THE FUNDS...........................................................2
MANAGEMENT OF THE FUNDS........................................................3
INVESTMENT MANAGER............................................................12
INVESTMENT MANAGER FEES.......................................................14
EXPENSE LIMITATION AGREEMENTS.................................................16
RULE 12b-1 PLANS..............................................................18
SUPPLEMENTAL DESCRIPTION OF INVESTMENTS.......................................22
INVESTMENT RESTRICTIONS.......................................................37
PORTFOLIO TRANSACTIONS........................................................55
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION................................58
DETERMINATION OF SHARE PRICE..................................................65
SHAREHOLDER INFORMATION.......................................................67
SHAREHOLDER SERVICES AND PRIVILEGES...........................................68
DISTRIBUTIONS.................................................................70
TAX CONSIDERATIONS............................................................71
CALCULATION OF PERFORMANCE DATA...............................................77
GENERAL INFORMATION...........................................................80
FINANCIAL STATEMENTS..........................................................81

                              HISTORY OF THE FUNDS

PILGRIM GLOBAL TECHNOLOGY FUND, INC.

     Pilgrim Global Technology Fund, Inc. ("Global Technology Fund") is a corporation organized under the laws of the State of Maryland on September 13, 1999 under the name of Lexington Emerging Technology Fund, Inc. The Fund is a non-diversified, open-end management investment company. The name of the Fund was changed on October 8, 1999 from Lexington Emerging Technology Fund, Inc. to Lexington Global Technology Fund, Inc., and on July 31, 2000, to Pilgrim Global Technology Fund, Inc.

     The Directors have approved an Agreement and Plan of Reorganization for Global Technology Fund that, if approved by shareholders of Global Technology Fund, will result in the reorganization of Global Technology Fund into the Pilgrim Global Information Technology Fund (the "Global Information Technology Fund").

PILGRIM GNMA INCOME FUND, INC.

     Pilgrim GNMA Income Fund, Inc. ("GNMA Income Fund") is a corporation organized under the laws of the State of Maryland on August 15, 1973 under the name of Lexington GNMA Income Fund, Inc. The Fund is a diversified, open-end management investment company. The name of the Fund was changed on July 26, 2000 from Lexington GNMA Income Fund, Inc. to Pilgrim GNMA Income Fund, Inc.

PILGRIM PRECIOUS METALS FUND, INC.

     Pilgrim Precious Metals Fund, Inc. ("Precious Metals Fund") is a corporation formed under the laws of the State of Maryland on May 11, 1988 under the name of Lexington Goldfund, Inc. The Fund was originally organized as a Delaware corporation on December 3, 1975. The Fund is a non-diversified, open-end management investment company. The name of the Fund was changed on July 26, 2000 from Lexington Goldfund, Inc. to Pilgrim Gold Fund, Inc. The name of Pilgrim Gold Fund, Inc. was changed on March 1, 2001 to Pilgrim Precious Metals Fund, Inc.

PILGRIM GROWTH AND INCOME FUND, INC.

     Pilgrim Growth and Income Fund, Inc. ("Growth and Income Fund") is a corporation organized under the laws of the State of Maryland on April 30, 1991 under the name of Lexington Growth and Income Fund, Inc. The Fund was originally organized as a New Jersey Corporation on February 11, 1959. The Fund is an open-end, diversified management investment company. The name of the Fund was changed on July 26, 2000 from Lexington Growth and Income Fund, Inc. to Pilgrim Growth and Income Fund, Inc.

PILGRIM INTERNATIONAL FUND, INC.

     Pilgrim International Fund, Inc. ("International Fund") is a corporation organized under the laws of the State of Maryland on November 23, 1993 under the name of Lexington International Fund, Inc. The Fund is an open-end, diversified management investment company. The name of the Fund was changed on July 26, 2000 from Lexington International Fund, Inc. to Pilgrim International Fund, Inc.

PILGRIM SILVER FUND, INC.

     Pilgrim Silver Fund, Inc. ("Silver Fund") is a corporation formed under the laws of the State of Maryland on January 3, 1992 under the name of Lexington Silver Fund, Inc. The Fund is a non-diversified, open-end management investment company. The name of the Fund was changed on July 26, 2000 from Lexington Silver Fund, Inc. to Pilgrim Silver Fund, Inc.

     The Directors have approved an Agreement and Plan of Reorganization for Silver Fund that, if approved by shareholders of Silver Fund, will result in the reorganization of Silver Fund into the Precious Metals Fund.

PILGRIM SMALLCAP ASIA GROWTH FUND, INC.

     Pilgrim SmallCap Asia Growth Fund, Inc. ("SmallCap Asia Growth Fund") is a corporation organized under the laws of the State of Maryland on April 18, 1995 under the name of Crosby Small Cap Asia Growth Fund, Inc. The Fund is an open-end, diversified management investment company. The name of the Fund was changed on May 3, 1999 from Lexington Crosby Small Cap Asia Growth Fund, Inc. to Lexington Small Cap Asia Growth Fund, Inc. and on July 26, 2000 to Pilgrim SmallCap Asia Growth Fund, Inc.

     The Directors have approved an Agreement and Plan of Reorganization for SmallCap Asia Growth Fund that, if approved by shareholders of SmallCap Asia Growth Fund, will result in the reorganization of SmallCap Asia Growth Fund into the Pilgrim Asia-Pacific Equity Fund (the "Asia-Pacific Equity Fund").

PILGRIM RUSSIA FUND, INC.

     Pilgrim Russia Fund, Inc. ("Russia Fund") is a corporation organized under the laws of the State of Maryland on November 20, 1995. The Fund is a non-diversified, open-end management investment company. The name of the Fund was changed on April 2, 1996 from Lexington Russia Fund, Inc. to Lexington Troika Dialog Russia Fund, Inc., and on July 26, 2000, to Pilgrim Troika Dialog Russia Fund, Inc. The name of Pilgrim Troika Dialog Russia Fund, Inc. was changed on March 1, 2001 to Pilgrim Russia Fund, Inc.

PILGRIM WORLDWIDE EMERGING MARKETS FUND, INC.

     Pilgrim Worldwide Emerging Markets Fund, Inc. ("Worldwide Emerging Markets Fund") is a corporation organized under the laws of the State of Maryland on January 22, 1969 under the name of Lexington Growth Fund, Inc. The Fund is a diversified, open-end management investment company. The name of the Fund was changed on June 14, 1991 from Lexington Growth Fund, Inc. to Lexington Worldwide Emerging Markets Fund, Inc., and on July 26, 2000, to Pilgrim Worldwide Emerging Markets Fund, Inc.

     The Directors have approved an Agreement and Plan of Reorganization for Worldwide Emerging Markets Fund that, if approved by shareholders of Worldwide Emerging Markets Fund, will result in the reorganization of Worldwide Emerging Markets Fund into the Pilgrim Emerging Countries Fund (the "Emerging Countries Fund").

LEXINGTON MONEY MARKET TRUST

     Lexington Money Market Trust ("Money Market Trust") is an organization commonly referred to as a business trust formed under the laws of the Commonwealth of Massachusetts on June 30, 1977 under the name of Banner Redi-Resources Trust. The name of the Fund was changed on March 2, 1979 from Banner Redi-Resources Trust to "Lexington Money Market Trust".

                             MANAGEMENT OF THE FUNDS

BOARD OF DIRECTORS/TRUSTEES

     Each Fund is managed by its Directors/Trustees ("Board of Directors" and "Board of Trustees" are used interchangeably in this SAI). The Directors/Trustees and Officers of the Funds are listed below. An asterisk (*) has been placed next to the name of each Director/Trustee who is an "interested person," as that term is defined in the Investment Company Act of 1940 Act, as amended (the "1940 Act"), by virtue of that person's affiliation with the Funds, or the Funds' adviser ING Pilgrim Investments, LLC ("ING Pilgrim Investments" or the "Investment Manager"). Unless otherwise noted, the mailing address of the Directors/Trustees is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258. The Board of Directors/Trustees governs each Fund and is responsible for protecting the interests of shareholders. The Directors/Trustees are experienced executives who oversee the Funds' activities, review contractual arrangements with companies that provide services to the Funds, and review each Fund's performance.

     Set forth below is information regarding the Directors/Trustees of the Funds.


                         POSITION(S) WITH
NAME, AGE                    THE FUND                       PRINCIPAL OCCUPATION DURING PAST 5 YEARS
---------                    --------                       ----------------------------------------
Paul S. Doherty          Director/Trustee          President,  of  Doherty,  Wallace,  Pillsbury  and  Murphy,  P.C.,
(Age 66)                                           Attorneys.  Formerly a Director of  Tambrands,  Inc.  (1993-1998).
                                                   Mr.  Doherty is also a Director  or Trustee of each of the Pilgrim
                                                   Funds.

Alan L. Gosule           Director/Trustee          Partner and  Chairman  of the Tax  Department  of Clifford  Chance
(Age 60)                                           Rogers & Wells  (since  1991).  Mr.  Gosule is a Director  of F.L.
                                                   Putnam  Investment  Management Co., Inc.,  Simpson Housing Limited
                                                   Partnership,  Home  Properties  of New York,  Inc.  and  Colonnade
                                                   Partners.  Mr. Gosule is also a Director or Trustee of each of the
                                                   Pilgrim Funds.

Walter H. May            Director/Trustee          Retired.  Mr. May was formerly  Managing  Director and Director of
(Age 64)                                           Marketing  for Piper  Jaffray,  Inc. Mr. May is also a Director or
                                                   Trustee of each of the Pilgrim Funds.

*Thomas J. McInerney     Director/Trustee          General Manager and Chief Executive Officer of ING U.S. Worksite
(Age 44)                                           Financial  Services  (since December  2000).  Mr.  McInerney was formerly  President of Aetna Financial  Services  (August 1997 -
                                                   December  2000),  head of National  Accounts  and Core Sales and
                                                   Marketing for Aetna U.S.  Healthcare  (April  1996-March  1997),
                                                   head of Corporate  Strategies  for Aetna Inc. (July 1995 - April
                                                   1996),  and held a variety of line and corporate staff positions since  1978.  Mr.  McInerney  is a member of the Board  National
                                                   Commission  on  Retirement  Policy,  the  Governor's  Council on
                                                   Economics  Competitiveness  and Technology of  Connecticut,  the
                                                   Board  of  Directors  of the  Connecticut  Business  &  Industry
                                                   Association,  the Board of Trustees of The  Bushnell,  the Board
                                                   for The Connecticut  Forum,  and the Board of the  MetroHartford
                                                   Chamber of Commerce,  and is Chairman of Concerned  Citizens for
                                                   Effective Government. Effective February 26, 2001, Mr. McInerney
                                                   will become a director or trustee of each of the Pilgrim Funds.

Jock Patton              Director/Trustee          Private Investor.  Director of Hypercom Corporation (since January
(Age 55)                                           1999),  and JDA Software  Group,  Inc.  (since January 1999).  Mr.
                                                   Patton is also a Director of Buick of Scottsdale,  Inc.,  National
                                                   Airlines,  Inc.,  BG  Associates,  Inc., BK  Entertainment,  Inc.,
                                                   Arizona Rotorcraft,  Inc. and Director and Chief Executive Officer
                                                   of  Rainbow   Multimedia  Group,  Inc.  Mr.  Patton  was  formerly
                                                   Director of Stuart  Entertainment,  Inc.,  Director  of  Artisoft,
                                                   Inc.  (August  1994-July  1998);  and a President  and Co-owner of
                                                   StockVal,  Inc.  (April  1993 - June 1997).  Mr.  Patton is also a
                                                   Director or Trustee of each of the Pilgrim Funds.

David W.C. Putnam        Director/Trustee          President,  Clerk and Director of F.L. Putnam Securities  Company,
(Age 61)                                           Inc. and its  affiliates  (since 1978).  Mr. Putnam is Director of
                                                   Anchor  Investment  Trust, the Principled  Equity Market Trust and
                                                   Progressive  Capital  Accumulation  Trust. Mr. Putnam was formerly
                                                   Director  of Trust  Realty  Corp.  and Bow Ridge  Mining  Co.  Mr.
                                                   Putnam  is also a  Director  or  Trustee  of  each of the  Pilgrim
                                                   Funds.

Blaine E. Rieke          Director/Trustee          General  Partner  of  Huntington  Partners (1997 -  present).  Mr.
(Age 67)                                           Rieke  was  formerly  Chairman  and  Chief  Executive  Officer  of
                                                   Firstar  Trust  Company  (1973-1996).  Mr. Rieke is currently  the
                                                   Chairman  of the  Board and a  trustee  of each of the ING  Funds.
                                                   Effective  February  26,  2001,  Mr.  Rieke  will  also  become  a director or trustee of each of the Pilgrim Funds.

                         POSITION(S) WITH
NAME, AGE                    THE FUND                       PRINCIPAL OCCUPATION DURING PAST 5 YEARS
---------                    --------                       ----------------------------------------
*John G. Turner          Director/Trustee          Trustee  and  Vice  Chairman  of  ING  Americas.  Mr.  Turner  was
(Age 61)                                           formerly   Chairman  and  Chief  Executive  Officer  of  ReliaStar
                                                   Financial  Corp.  and ReliaStar  Life  Insurance Co.  (1993-2000);
                                                   Chairman  of  ReliaStar  Life   Insurance   Company  of  New  York
                                                   (1995-2000);   Chairman  of  Northern   Life   Insurance   Company
                                                   (1992-2000);  and Chairman and  Director/Trustee  of the Northstar
                                                   affiliated  investment  companies  (1993-2000).   Mr.  Turner  was
                                                   formerly Director of Northstar Investment  Management  Corporation
                                                   and  affiliates  (1993 to 2000).  Mr.  Turner is also  Chairman of each of the Pilgrim Funds.

Richard A. Wedemeyer     Director/Trustee          Vice  President  of  The  Channel  Corporation   (1996-present).   Mr.
(Age 64)                                           Wedemeyer was formerly Vice President of Performance  Advantage,  Inc.
                                                   (1992-1996),  and Vice President,  Operations and  Administration,  of
                                                   Jim  Henson Productions (1979-1997). Mr. Wedemeyer is a trustee of the
                                                   First  Choice  Funds.  Mr.  Wedemeyer  is a trustee of each of the ING
                                                   Funds.  Effective  February 26, 2001, Mr. Wedemeyer will also become a director or trustee of each of the Pilgrim Funds.

In addition, the following individuals serve as Advisory Board Members to certain of the Pilgrim Funds.


                         POSITION(S) WITH
NAME, AGE                    THE FUND                       PRINCIPAL OCCUPATION DURING PAST 5 YEARS
---------                    --------                       ----------------------------------------
Mary A. Baldwin, Ph.D.   Advisory Board Member     Realtor,  Caldwell  Bankers Success Realty  (formerly,  The Prudential
(Age 60)                                           Arizona Realty) for more than the last five years. Ms. Baldwin is also
                                                   Vice   President,    United   States   Olympic   Committee   (November
                                                   1996-present), and formerly Treasurer, United States Olympic Committee
                                                   (November 1992-November 1996). Ms. Baldwin is an Advisory Board Member
                                                   of each of the Funds managed by ING Pilgrim Investments.

S.M.S. Chadha            Advisory Board Member     Secretary,  Ministry of External  Affairs,  New Delhi,  India; Head of
(Age 61)                                           Foreign  Service  Institute,  New Delhi,  India;  Special Envoy of the
                                                   Government of India; Director,  Special Unit for Technical Cooperation
                                                   among Developing  countries,  United Nations Development  Program, New
                                                   York.  Mr.  Chada is an Advisory  Board  Member of Global  Technology,
                                                   International, SmallCap Asia Growth and Russia Funds.

Andrew M. McCosh         Advisory Board Member     Professor of the Organisation of Industry and Commerce,  Department of
(Age 58)                                           Business Studies, The University of Edinburgh, Scotland. Mr. McCosh is
                                                   an Advisory Board Member of Global Technology, International, SmallCap
                                                   Asia Growth and Russia Funds.

COMPENSATION OF DIRECTORS/TRUSTEES

     The Funds pay each Director/Trustee who is not an interested person a pro rata share, as described below, of: (i) an annual retainer of $35,000 (Mssrs. Patton and May, as lead directors receive an annual retainer of $45,000); (ii) $5,500 for each in person meeting of the Board; (iii) $1,000 for attendance of any committee meeting; (iv) $1,000 per telephonic meeting; and (v) out-of-pocket expenses. The pro rata share paid by the Funds is based on each Fund's average net assets as a percentage of the average net assets of all the funds managed by the Investment Manager for which the Directors/Trustees serve in common as Directors/Trustees. The Funds pay each Advisory Board Member a fee of $15,000 annually, plus reasonable travel expenses. Prior to July 26, 2000, (and July 31, 2000 for the Global Technology Fund), the Funds had a different compensation structure in place.

     The following table sets forth information regarding compensation of Directors/Trustees by the Funds for the fiscal year ended December 31, 2000. Officers of the Funds and Directors/Trustees who are interested persons of the Funds do not receive any compensation from the Fund or any other funds managed by the Investment Manager. In the column headed "Total Compensation from Registrants and Fund Complex Paid to Director/Trustee," the number in parentheses indicates the total number of boards in the fund complex on which the Director/Trustee served during that fiscal year.

                               COMPENSATION TABLE


                                                                                                            AGGREGATE
                          AGGREGATE                                AGGREGATE    AGGREGATE                  COMPENSATION
                         COMPENSATION   AGGREGATE    AGGREGATE    COMPENSATION  COMPENSATION   AGGREGATE      FROM
                         FROM GLOBAL  COMPENSATION  COMPENSATION   FROM GROWTH     FROM       COMPENSATION  SMALLCAP
NAME OF PERSON,          TECHNOLOGY     FROM GNMA   FROM PRECIOUS  AND INCOME  INTERNATIONAL  FROM SILVER  ASIA GROWTH
   POSITION                FUND***     INCOME FUND   METALS FUND      FUND         FUND          FUND         FUND
   --------                -------     -----------   -----------      ----         ----          ----         ----
S.M.S. Chadha**             $  121        $6,395       $  746        $3,933       $  528         $  251      $   64
Robert M. DeMichele*        $    0        $    0       $    0        $    0       $    0         $    0      $    0
Beverly C. Duer             $   94        $4,961       $  579        $3,051       $  410         $  194      $   49
Barbara R. Evans            $   64        $3,384       $  395        $2,081       $  279         $  133      $   34
Richard M. Hisey            $    0        $    0       $    0        $    0       $    0         $    0      $    0
Jerard F. Maher             $  104        $5,535       $  645        $3,404       $  457         $  217      $   55
Andrew M. McCosh**          $  121        $6,395       $  746        $3,933       $  528         $  251      $   64
Donald B. Miller            $  110        $5,804       $  677        $3,570       $  479         $  227      $   58
Francis Olmstead*           $   91        $4,818       $  562        $2,963       $  398         $  189      $   48
John G. Preston             $    0        $    0       $    0        $    0       $    0         $    0      $    0
Allen H. Stowe              $  104        $5,535       $  645        $3,404       $  457         $  217      $   55
Margaret W. Russell*        $   93        $4,904       $  572        $3,016       $  405         $  192      $   49
Philip C. Smith*            $  103        $5,507       $  642        $3,387       $  455         $  216      $   55
Francis A. Sunderland*      $   91        $4,818       $  562        $2,963       $  398         $  189      $   48
Al Burton                   $   31        $1,669       $  195        $1,026       $  138         $   65      $   17
Paul S. Doherty             $   28        $ 1490       $  174        $  916       $  123         $   58      $   15
Robert B. Goode             $   31        $1,655       $  193        $1,018       $  137         $   65      $   16
Alan L. Gosule              $   31        $1,655       $  193        $1,018       $  137         $   65      $   16
Walter H. May               $   31        $1,627       $  190        $1,001       $  134         $   64      $   16
Jock Patton                 $   32        $1,683       $  196        $1,035       $  139         $   66      $   17
David W.C. Putnam           $   31        $1,648       $  192        $1,014       $  136         $   65      $   16
John R. Smith               $   31        $1,669       $  195        $1,026       $  138         $   65      $   17
Robert W. Stallings         $    0        $    0       $    0        $    0       $    0         $    0      $    0
John G. Turner              $    0        $    0       $    0        $    0       $    0         $    0      $    0
David W. Wallace            $   31        $1,669       $  195        $1,026       $  138         $   65      $   17

----------
* Officers of the Funds and Directors/Trustees who are interested persons of the Funds do not receive any compensation from the Fund or any other funds managed by the Investment Manager.
*    Retired prior to July 26, 2000.
** Prior to July 26, 2000 Messrs. Chadha and McCosh served as Trustees/Directors of each of the Funds (and with respect to the Global Technology Fund, served as Trustees prior to July 31, 2000). Effective July 26, 2000, Messrs. Chadha and McCosh serve as Advisory Board Members of certain Funds.
***  Global Technology Fund commenced operations on December 27, 1999.

                               COMPENSATION TABLE

                                               AGGREGATE
                              AGGREGATE      COMPENSATION     AGGREGATE          TOTAL
                            COMPENSATION         FROM        COMPENSATION    COMPENSATION
                             FROM TROIKA       WORLDWIDE      FROM MONEY       FROM FUND
NAME OF PERSON,                DIALOG          EMERGING         MARKET          COMPLEX
   POSITION                  RUSSIA FUND     MARKETS FUND       TRUST         TO DIRECTORS
   --------                  -----------     ------------       -----         ------------
S.M.S. Chadha                  $   680         $ 1,226         $ 1,105           $22,298
                                                                               (15 Boards)
Robert M. DeMichele            $     0         $     0         $     0           $     0
                                                                               (15 Boards)
Beverly C. Duer                $   528         $   951         $   857           $17,298
                                                                               (15 Boards)
Barbara R. Evans               $   360         $   649         $   584           $11,798
                                                                               (15 Boards)
Richard M. Hisey               $ _____         $ _____         $ _____           $ _____
                                                                               (8 Boards)
Jerard F. Maher                $   589         $ 1,061         $   956           $19,298
                                                                               (15 Boards)
Andrew M. McCosh               $   680         $ 1,226         $ 1,105           $22,298
                                                                               (15 Boards)
Donald B. Miller               $   617         $ 1,113         $ 1,002           $20,236
                                                                               (15 Boards)
Francis Olmstead*              $   513         $   924         $   832           $16,800
                                                                                  (N/A)
John G. Preston                $ _____         $ _____         $ _____           $ _____
                                                                               (15 Boards)
Allen H. Stowe                 $   589         $ 1,061         $   956           $19,298
                                                                               (8 Boards)
Margaret W. Russell*           $   522         $   940         $   847           $17,100
                                                                                  (N/A)
Philip C. Smith*               $   586         $ 1,056         $   951           $19,200
                                                                                  (N/A)
Francis A. Sunderland*         $   513         $   924         $   832           $16,800
                                                                                  (N/A)
Al Burton                      $   176         $   320         $   288           $60,500
                                                                               (13 Boards)
Paul S. Doherty                $   158         $   286         $   257           $54,000
                                                                               (13 Boards)
Robert B. Goode                $   176         $   317         $   286           $60,000
                                                                               (13 Boards)
Alan L. Gosule                 $   176         $   317         $   286           $60,000
                                                                               (13 Boards)
Walter H. May                  $ _____         $ _____         $ _____           $ _____
                                                                               (13 Boards)
Jock Patton                    $   179         $   323         $   291           $61,000
                                                                               (13 Boards)
David W.C. Putnam              $   175         $   316         $   285           $59,750
                                                                               (13 Boards)
John R. Smith                  $   178         $   320         $   288           $60,500
                                                                               (13 Boards)
Robert W. Stallings            $ _____         $ _____         $ _____           $ _____
                                                                               (13 Boards)
John G. Turner                 $ _____         $ _____         $ _____           $ _____
                                                                               (13 Boards)
David W. Wallace               $   178         $   320         $   288           $60,500
                                                                               (13 Boards)

----------
* Retired prior to July 26, 2000.

     The following table shows the annual benefits payable to certain Directors/Trustees who are eligible for benefits under the Funds' Retirement Plan for Eligible Directors/Trustees, effective September 12, 1995, and amended and restated on April 18, 2000 (the "Retirement Plan"). The Retirement Plan applies to individuals who were Directors/Trustees of the Funds prior to July 26, 2000 (and with respect to the Global Technology Fund, those who were Directors/Trustees prior to July 31, 2000). The Retirement Plan was amended by the Directors/Trustees on April 18, 2000 to, among other things, eliminate the age a Director/Trustee must attain in order to receive retirement benefits. As amended, a Director/Trustee would be eligible for retirement benefits upon completion of ten continuous or non-forfeited years of service, as defined in the Retirement Plan, and service has terminated due to death, disability or voluntary or involuntary termination other than for "cause," as defined in the Retirement Plan. Messrs. Duer, Maher, Miller and Stowe were not nominated to serve as Directors/Trustees of the Funds after the completion of the Lexington Acquisition. Therefore, their service was terminated and their benefits commenced with the closing of the Lexington Acquisition and will continue for ten years, in accordance with the terms of the Retirement Plan.

NAME OF DIRECTOR/TRUSTEE      ANNUAL BENEFIT       DATE BENEFITS EXPECTED TO END
------------------------      --------------       -----------------------------
Beverley C. Duer                 $21,750                  July 2010
Jerard F. Maher*                 $18,000                  July 2010
Donald B. Miller                 $21,750                  July 2010
Francis Olmsted                  $16,800                  October 1, 2005
Margaret W. Russell              $18,000                  April 1, 2008
Philip C. Smith                  $19,200                  October 1, 2006
Allen H. Stowe*                  $18,000                  July 2010
Francis A. Sunderland            $16,800                  April 1, 2006

----------
* Messrs. Maher and Stowe are eligible to receive benefits under the Retirement Plan as a result of their prior service as a Trustee of another fund.

     In addition, Mr. Chadha and Mr. McCosh will be eligible for retirement benefits after six years of service, provided that if the Retirement Plan is terminated during that period for reasons other than for "cause," as defined in the Retirement Plan, they will be eligible to receive retirement benefits as if they had completed 10 years of service.

OFFICERS

     Unless otherwise noted, the mailing address of the Officers is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258. The following individuals serve as Officers for the Funds:

     James M. Hennessy, President, Chief Executive Officer and Chief Operating Officer. (Age 51) President and Chief Executive Officer (since February
     2001) and Chief Operating Officers (since June 2000). Formerly Senior Executive Vice President (since June 2000) and formerly Secretary (since April 1995), Pilgrim Capital (formerly Express America Holdings Corporation), ING Pilgrim Group, ING Pilgrim Securities and ING Pilgrim Investments; Senior Executive Vice President and Secretary of each of the other Pilgrim Funds. Formerly Executive Vice President, Pilgrim Capital Corporation and its affiliates (May 1998- June 2000) and Senior Vice President, ING Pilgrim Capital (April 1995 - April 1998).

     Stanley D. Vyner, Executive Vice President and Chief Investment Officer - Fixed Income and International Equities. (Age 50) Executive Vice President of most of the Pilgrim Funds (since July 1996). Formerly, President and Chief Executive Officer of Pilgrim Investments (August 1996-August 2000).

     Mary Lisanti, Executive Vice President and Chief Investment Officer - Domestic Equities. (Age 44) Executive Vice President of the Pilgrim Funds (since May 1998). Formerly Portfolio Manger, Strong Capital Management; and Managing Director and Head of Small- and MidCapitalization Equity Strategies at Bankers Trust Corp. (1993-1996).

     Michael J. Roland, Senior Vice President and Principal Financial Officer. (Age 42) Senior Vice President and Chief Financial Officer, ING Pilgrim
     Group,  ING  Pilgrim  Investments  and ING Pilgrim  Securities  (since June
     1998); Senior Vice President and Principal Financial Officer of each of the other Pilgrim Funds. He served in same capacity from January, 1995 - April, 1997. Formerly, Chief Financial Officer of Endeaver Group (April, 1997 to June, 1998).

     Robert S. Naka, Senior Vice President and Assistant Secretary. (Age 37) Senior Vice President, ING Pilgrim Investments (since November 1999) and ING Pilgrim Group (since August 1999). Senior Vice President and Assistant Secretary of each of the other Pilgrim Funds. Formerly Vice President, ING Pilgrim Investments (April 1997 - October 1999), ING Pilgrim Group (February 1997 - August 1999). Formerly Assistant Vice President, ING Pilgrim Group (August 1995-February 1997).

     Robyn L. Ichilov, Vice President and Treasurer. (Age 33) Vice President, ING Pilgrim Investments (since August 1997), Accounting Manager (since November 1995). Vice President and Treasurer of most of the other Pilgrim Funds.

     Kimberly A. Anderson, Vice President. (Age 36) Vice President and Secretary of Pilgrim Group, Inc. (since January 2001) and of each of the Pilgrim Funds (since February 2001). Formerly Assistant President and Assistant Secretary of each of the Pilgrim Funds (since August 1999) and of Pilgrim Group, Inc. (since November 1999). Ms. Anderson has held various other positions with Pilgrim Group, Inc. for more than the last five years.

CODE OF ETHICS

     The Funds have adopted a Code of Ethics governing personal trading activities of all Directors/Trustees and Officers of the Funds and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by the Funds or obtain information pertaining to such purchase or sale. The Code is intended to prohibit fraud against the Funds that may arise from personal trading. Personal trading is permitted by such persons subject to certain restrictions; however they are generally required to pre-clear all security transactions with the Funds' Compliance Officer or her designee and to report all transactions on a regular basis. Sub-Advisers have adopted their own Code of Ethics to govern the personal trading activities of their personnel.

PRINCIPAL SHAREHOLDERS

     As of January 31, 2001 the Directors and Officers as a group owned less than 1% of any class of the Funds' outstanding shares. As of that date, to the knowledge of management, no person owned beneficially or of record more than 5% of the outstanding Class A, Class B, Class C, or Class Q shares of the Funds, except as follows below.

                                                                             CLASS AND
                                                                              TYPE OF         PERCENTAGE      PERCENTAGE
     FUND                           NAME AND ADDRESS                        OWNERSHIP(1)       OF CLASS         OF FUND
     ----                           ----------------                        ------------       --------         -------
Global Technology Fund              The Public Institution for                Class A           79.91%          79.91%
                                    Social Security                        Record Holder
                                    PO Box 24324
                                    Safat 13104 Kuwait

GNMA Income Fund                    First Clearing Corp FBO                   Class B            6.40%           0.02%
                                    Acct #8004-6487                         Beneficial
                                    Patricia & Marvin Sanders                  Owner
                                    3405 Indian Lane
                                    Reno, NV 89506

GNMA Income Fund                    First Clearing Corp FBO                   Class B           10.05%           0.03%
                                    Acct #8587-5303                         Beneficial
                                    Vendome Copper & Brasswork 401k            Owner
                                    707 Colonel Anderson Pkwy
                                    Louisville, KY 40222

GNMA Income Fund                    Wedbush Morgan Securities FBO             Class B            7.32%           0.03%
                                    Acct #4117-0750                         Beneficial
                                    1000 Wilshire Blvd                         Owner
                                    Los Angeles, CA 90017

GNMA Income Fund                    First Clearing Corp FBO                   Class B           10.44%           0.03%
                                    Acct #4743-3030                         Beneficial
                                    Dorothy Galbraith                          Owner
                                    PO Box 146
                                    Whitefish, MT 59937

GNMA Income Fund                    PaineWebber FBO                          Class B            8.87%           0.03%
                                    Robert Lange (Acct #1)                 Beneficial
                                    PO Box 3321                               Owner
                                    Weehawken, NJ 07087

GNMA Income Fund                    PaineWebber FBO                          Class B            8.60%           0.03%
                                    Robert Lange (Acct #2)                 Beneficial
                                    PO Box 3321                               Owner
                                    Weehawken, NJ 07087

GNMA Income Fund                    State Street Bank & Trust Cust FBO       Class C            5.64%           0.02%
                                    Albert Skarzynski IRA                  Beneficial
                                    136 Hawthorne Dr                          Owner
                                    Fairfield, CT 06432

GNMA Income Fund                    Raymond James & Assoc FBO                Class C             7.22%           0.03%
                                    Acct #10691351                         Beneficial
                                    Madeline McDermott Trust                  Owner
                                    2012 Long Boat Dr
                                    Lakeland, FL 33810

Growth & Income Fund                NFSC FBO Acct #C6B-033200                Class B             5.06%           0.03%
                                    Perry Cohn                             Beneficial
                                    4800 Gulf of Mexico Dr                    Owner
                                    Bldg C, Apt PH1
                                    Longboat Key, FL 34228

Growth & Income Fund                NFSC FBO Acct #C6B-507091                Class B           11.11%           0.06%
                                    Dr Herbert Marton                      Beneficial
                                    75 Stonehurst Drive                       Owner
                                    Tenafly, NJ 07670

                                                                             CLASS AND
                                                                              TYPE OF         PERCENTAGE      PERCENTAGE
     FUND                           NAME AND ADDRESS                        OWNERSHIP(1)       OF CLASS         OF FUND
     ----                           ----------------                        ------------       --------         -------
Growth & Income Fund                PaineWebber FBO                          Class C           51.36%           0.18%
                                    James & Kathleen Domenico JTWROS       Beneficial
                                    34 Tamarade Dr                            Owner
                                    Littleton, CO 80127

Growth & Income Fund                Robert W Baird & Co Inc FBO              Class C            8.30%           0.03%
                                    Acct #4575-7608                        Beneficial
                                    E Milwaukee Ave                           Owner
                                    Milwaukee, WI 53202

International Fund                  Grace Jones Richardson Trust             Class A            14.87%          14.70%
                                    Piedmont Financial Company            Record Holder
                                    Attn: Susan Gleason
                                    PO Box 20124
                                    Greensboro, NC 27420

International Fund                  Lexington Mgmt Corp FBO                  Class A            32.09%          31.74%
                                    Center for Creative Leader             Beneficial
                                    Attn: Alan Wapnick                        Owner
                                    Park 80 West Plaza II
                                    Saddlebrook, NJ 07662

International Fund                  First Clearing Corp FBO                  Class B             8.31%           0.03%
                                    Acct #2036-4480                       Record Holder
                                    Patricia Carbine Tr
                                    8730 E San Rafael Dr
                                    Phoenix, AZ 85018

International Fund                  First Clearing Corp FBO                  Class B            13.19%           0.05%
                                    Acct #8225-5610                       Record Holder
                                    Esther & Wayne Simpson
                                    3822 Thornton Dr
                                    Cincinnati, OH 45236

International Fund                  Jacqueline Goldberg                      Class B             5.97%           0.02%
                                    3149 Cristobal Way                    Record Holder
                                    Las Vegas, NV 89117

International Fund                  PaineWebber FBO                          Class B            12.71%           0.05%
                                    Samuel Thomas Bowen                    Beneficial
                                    PO Box 3321                               Owner
                                    Weehawken, NJ 07087

International Fund                  PaineWebber FBO                          Class B             7.99%           0.03%
                                    Jill Nanney                            Beneficial
                                    PO Box 3321                               Owner
                                    Weehawken, NJ 07087

International Fund                  Linda Treybig Minter                     Class C            18.07%           0.14%
                                    10896 St Johns Rd                     Record Holder
                                    Pilot Point, TX 76258

International Fund                  First Clearing Corp FBO                  Class C             6.07%           0.05%
                                    Acct #8225-5610                        Beneficial
                                    Esther & Wayne Simpson                    Owner
                                    3822 Thornton Dr
                                    Cincinnati, OH 45236

International Fund                  CIBC World Markets Corp FBO              Class C            17.14%           0.13%
                                    Acct #092-46770-24                     Beneficial
                                    PO Box 3484                               Owner
                                    Church Street Station
                                    New York, NY 10008

                                                                             CLASS AND
                                                                              TYPE OF         PERCENTAGE      PERCENTAGE
     FUND                           NAME AND ADDRESS                        OWNERSHIP(1)       OF CLASS         OF FUND
     ----                           ----------------                        ------------       --------         -------

International Fund                  Marion J Wainwright MD Trust             Class C             9.88%           0.08%
                                    Biloxi Internal Medicine Clinic MPP   Record Holder
                                    808 Howard Ave
                                    Biloxi, MS 39530

International Fund                  Edward D Jones Cust FBO                  Class C            11.23%           0.09%
                                    James Johnson IRA, Acct #223-91315     Beneficial
                                    PO Box 2500                               Owner
                                    Maryland Heights, MO 63043

International Fund                  John & Kristen Hague                     Class C             6.81%           0.05%
                                    1820 Birchwood Cir                    Record Holder
                                    Walled Lake, MI 48390

SmallCap Asia Growth Fund           National Investor Services FBO           Class A             5.98%           5.98%
                                    Acct #454-00698-14                     Beneficial
                                    55 Water Street, 32nd Floor               Owner
                                    New York, NY 10041

Russia Fund                         NFSC FBO Acct #X99-335649                Class A            10.59%          10.59%
                                    Robert Craddock                        Beneficial
                                    Norwood Clinic                            Owner
                                    Box C-230
                                    Birmingham AL 35283

Worldwide Emerging Markets Fund     Smith Barney Corporate Trust Tr FBO      Class A             8.59%           8.59%
                                    Smith Barney 401k Advisor Group        Beneficial
                                    Two Tower Center, PO Box 1063             Owner
                                    E Brunswick, NJ 08816

Worldwide Emerging Markets Fund     Salomon Smith Barney Inc FBO             Class A            21.14%          21.14%
                                    Acct #00109801250                      Beneficial
                                    388 Greenwich St                          Owner
                                    New York, NY 10013

----------
(1) Prior to July 31, 2000, the Lexington Funds offered only one class of shares as a no-load mutual fund complex.

                               INVESTMENT MANAGER

     The Investment Manager for the Funds is ING Pilgrim Investments, LLC. The Investment Manager, subject to the authority of the Directors/Trustees of the Funds, serves as investment manager to the Funds and has overall responsibility for the management of each Fund's portfolio pursuant to an investment management agreement between the Investment Manager and each Fund ("Investment Management Agreement"). Each Fund's Investment Management Agreement requires the Investment Manager to provide, subject to the supervision of the Board of Directors/Trustees, investment advice and investment services to the Fund and to furnish advice and recommendations with respect to investment of the Fund's assets and the purchase or sale of its portfolio securities. The Investment
Manager also provides investment research and analysis. Each Investment Management Agreement provides that the Investment Manager is not subject to liability to the Fund for any act or omission in the course of, or connected with, rendering services under the Investment Management Agreement, except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the Investment Management Agreement.

     After an  initial  two year  term,  each  Investment  Management  Agreement continues in effect from year to year so long as such continuance is specifically approved at least annually by (a) the Board of Directors/Trustees or (b) the vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding shares voting as a single class; provided, that in either event the continuance is also approved by at least a majority of the Board of Directors/Trustees who are not "interested persons" (as defined in the 1940 Act) of the Investment Manager by vote cast in person at a meeting called for the purpose of voting on such approval. Each Investment Management Agreement is terminable without penalty with not less than 60 days' notice by the Board of Directors/Trustees or by a vote of the holders of a majority of the Fund's outstanding shares voting as a single class, or upon not less than 60 days' notice by the Investment Manager. An Investment Management Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940
Act).

     Subject to the expense reimbursement provisions described in this SAI, other expenses incurred in the operation of the Funds are borne by the Funds, including, without limitation, investment advisory fees; brokerage commissions; interest; legal fees and expenses of attorneys; fees of independent auditors, transfer agents and dividend disbursing agents, accounting agents, and custodians; the expense of obtaining quotations for calculating each Fund's net asset value; taxes, if any, and the preparation of each Fund's tax returns; cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares; fees and expenses of registering and maintaining the registration of shares of the Funds under federal and state laws and regulations; expenses of printing and distributing reports, notices and proxy materials to existing shareholders; expenses of printing and filing reports and other documents filed with governmental agencies; expenses of annual and special shareholder meetings; expenses of printing and distributing prospectuses and statements of additional information to existing shareholders; fees and expenses of Directors/Trustees of the Funds who are not employees of the Investment Manager or any Sub-Adviser, or their affiliates; membership dues in trade associations; insurance premiums; and extraordinary expenses such as litigation expenses.

     ING Pilgrim Investments is registered as an investment adviser with the SEC and serves as an investment adviser to registered investment companies (or series thereof), as well as privately managed accounts. As of December 31, 2000, the Investment Manager had assets under management of approximately $20.7 billion. ING Pilgrim Investments is a wholly-owned subsidiary of ING Groep N.V. (NYSE: ING) ("ING GROUP"). ING Group is a global financial institution active in the field of insurance, banking and asset management. Headquartered in
Amsterdam, it conducts business in more than 65 countries, and has almost 100,000 employees. ING seeks to provide a full range of integrated financial services to private, corporate, and institutional clients through a variety of distribution channels. As of December 31, 2000, ING had total assets under management of approximately $1.3 billion. The principal executive offices are located at Strawinskylaan 2631, 1077 ZZ Amsterdam, P.O. Box 810, 1000 AV Amsterdam, the Netherlands.

                             INVESTMENT MANAGER FEES

     The Investment Manager bears the expense of providing its services. For its services, each Fund pays the Investment Manager a monthly fee in arrears equal to a percentage of each Fund's average daily net assets during the month. The annual investment management fees for the Funds are as follows.

FUND NAME                                             ADVISER FEE
---------                                             -----------

Global Technology Fund                       1.25%

GNMA Income Fund                             0.60% on the first $150 million,
                                             0.50% on the next $250 million,
                                             0.45% on the next $400 million,
                                             0.40% thereafter.

Precious Metals Fund                         1.00% on the first $50 million and
                                             0.75% thereafter.

Growth and Income Fund                       0.75% on the first $100 million,
                                             0.60% on the next $50 million,
                                             0.50% on the next $100 million and
                                             0.40% thereafter.

International Fund                           1.00%

Silver Fund                                  1.00% on the first $30 million and
                                             0.75% thereafter.

SmallCap Asia Growth Fund                    1.25%

Russia Fund                                  1.25%

Worldwide Emerging Markets Fund              1.00%

Lexington Money Market Trust                 0.50% on the first $500 million and
                                             0.45% thereafter.

     The total amount of advisory  fees paid by each Fund (except for the Silver
Fund) for the fiscal years ended December 31 1998, 1999, and 2000 were as follows:

                TOTAL ADVISORY FEES PAID DURING FISCAL YEAR ENDED

                                     DECEMBER        OCTOBER       DECEMBER       DECEMBER       DECEMBER
                                       2000          2000 (1)        1999           1998           1997
                                       ----          --------        ----           ----           ----
Global Technology Fund(2)                  N/A     $  102,819             --            N/A            N/A
GNMA Income Fund                    $1,949,162            N/A     $1,844,256     $1,224,048     $  885,774
Precious Metals Fund                       N/A     $  439,593     $  583,491     $  552,235     $  769,527
Growth and Income Fund               1,549,898            N/A     $1,498,729     $1,466,333     $1,403,527
International Fund(3)                      N/A     $  228,277     $  224,416     $  217,864     $  210,897
SmallCap Asia Growth Fund(4)               N/A     $  116,528     $  167,228     $  185,265     $  207,247
Russia Fund                                N/A     $  740,035     $  444,970     $  796,381     $1,307,946
Worldwide Emerging Markets Fund            N/A     $1,171,197     $  785,431     $  991,861     $2,373,753
Lexington Money Market Trust(5)     $  403,175            N/A     $  422,726     $  455,434     $  455,446

----------
(1) For the ten months from January 1, 2000 to October 31, 2000. Effective July 26, 2000, the following Funds changed their fiscal year end from December 31 to October 31: Global Technology Fund; Precious Metals Fund; International Fund; SmallCap Asia Growth Fund; Russia Fund; Worldwide Emerging Markets Fund.

(2) Global Technology Fund commenced operations on December 27, 1999, and as such did not operate for a full fiscal year in 1998, 1999 or 2000.
(3) Does not reflect LMC reimbursement to Lexington International Fund of $109,634 in 1998.
(4) Does not reflect LMC reimbursement to Lexington Small Cap Asia Growth Fund of $116,528, $67,545 and $53,928 in 2000, 1999, and 1998 respectively.
(5) Does not reflect LMC reimbursement to Lexington Money Market Fund of $9,546 in 1999.

     The total amount of advisory fees paid by the Silver Fund for fiscal years ended June 30, 1997 and June 30 1998 were $462,896 and $630,181, respectively. For the six months ended December 31, 1998, the advisory fees paid by the Silver Fund were $150,258. In 1999, the Silver Fund paid $261,004 in advisory fees. For the ten month period from 1/1/00 to 10/31/00, the advisory fees paid by the Silver Fund were $167,432.

SUB-ADVISORY AGREEMENTS

     The Investment Management Agreements for the Funds provide that the Investment Manager, with the approval of the Fund's Board of Directors/Trustees, may select and employ investment advisers to serve as a Sub-Adviser for any Fund ("Sub-Adviser"), and shall monitor the Sub-Advisers' investment programs and results, and coordinate the investment activities of the Sub-Advisers to ensure compliance with regulatory restrictions. The Investment Manager pays all of its expenses arising from the performance of its obligations under the Investment Management Agreement, including all fees payable to the Sub-Advisers, executive salaries and expenses of the Directors/Trustees and Officers of the Funds who are employees of the Investment Manager or its affiliates. The Sub-Advisers pay all of their expenses arising from the performance of their obligations under the sub-advisory agreements (the "Sub-Advisory Agreements").

         A Sub-Advisory Agreement may be terminated without payment of any penalties by the Investment Manager, the Directors/Trustees, on behalf of the Fund, or the shareholders of the Fund upon 60 days' prior written notice. Otherwise, the Sub-Advisory Agreement will remain in effect for two years and will, thereafter, continue in effect from year to year, subject to the annual approval of the appropriate Board of Directors/Trustees, or the vote of a majority of the outstanding voting securities, and the vote, cast in person at a meeting duly called and held, of a majority of the Directors/Trustees, who are not parties to the Sub-Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such Party.

     The Funds do not have any current Sub-Advisers.

     FORMER SUB-ADVISER FOR SMALLCAP ASIA GROWTH FUND. Insinger Asset Management (U.S.) Inc. ("Insinger") acted as Sub-Adviser to the SmallCap Asia Growth Fund from July 26, 2000 to January 2, 2001. Prior to July 2000, Crosby Asset Management (US) Inc. ("Crosby") was the sub-adviser to the Fund. Effective January 2, 2001, ING Pilgrim will assume full investment management
responsibilities   for  the  Fund  under  its  existing  Investment   Management
Agreement.

     FORMER SUB-ADVISER FOR THE RUSSIA FUND. Troika Dialog Asset Management (Cayman Islands), Ltd. ("Troika Dialog"), Troika Dialog acted as Sub-Adviser to the Russia Fund until January 2, 2001. As of January 2, 2001, ING Pilgrim will directly manage the Troika Dialog Russia Fund.

     The total amounts of sub-advisory fees paid by SmallCap Asia Growth Fund for fiscal years ended December 31, 1997, 1998, 1999, and the ten month period from 1/1/00 to 10/31/00 were $45,931, $41,168, $83,626, and $58,264 respectively, and the total amounts of sub-advisory fees paid by Russia Fund for the fiscal years ended December 31, 1997, 1998, 1999, and the ten month period from 1/1/00 to 10/31/00 were $ 653,973, $398,191, $222,485, and $370,018 respectively.

     FORMER SUB-ADVISER FOR GLOBAL TECHNOLOGY FUND AND WORLDWIDE EMERGING MARKETS FUND. Stratos Advisors, Inc. ("Stratos") served as Sub-Adviser to Global Technology Fund from December 27, 1999 to June 7, 2000 and as Sub-Adviser to Worldwide Emerging Markets Fund from October 1, 1998 to June 7, 2000. The total amount of sub-advisory fees paid by Worldwide Emerging Markets Fund for the fiscal year ended December 31, 1999, was $242,457. Fees for fiscal year ending December 31, 1998 with respect to Worldwide Emerging Markets Fund, and December 31, 1999 with respect to Global Technology Fund, were not calculated because Stratos had not served as sub-adviser for a full fiscal year.

ADMINISTRATION

     ING Pilgrim Group serves as Administrator for the Funds, pursuant to an Administrative Services Agreement. Subject to the supervision of the Board of Directors/Trustees, the Administrator provides the overall business management and administrative services necessary to conduct properly the Funds' business, except for those services performed by the Investment Manager under the Investment Management Agreements, the Custodian for the Funds under the Custodian Agreements, the Transfer Agent for the Funds under the Transfer Agency Agreements, and such other service providers as may be retained by the Funds from time to time. The Administrator acts as liaison among these service providers to the Funds. The Administrator is also responsible for ensuring that the Funds operate in compliance with applicable legal requirements and for monitoring the Investment Manager for compliance with requirements under applicable law and with the investment policies and restrictions of each Fund. The Administrator is an affiliate of the Investment Manager. For its services under the Administration Services Agreement, ING Pilgrim Group receives an annual fee equal to 0.10% of each Fund's average daily net assets.

     Prior to July 26, 2000, LMC acted as administrator to the Funds and performed certain administrative and internal accounting services, including but not limited to, maintaining general ledger accounts, regulatory compliance, preparing financial information for semiannual and annual reports, preparing registration statements, calculating net asset values, providing shareholder communications, supervising the Custodian and Transfer Agent and providing facilities for such services. The Funds reimbursed LMC for its actual cost in providing such services, facilities and expenses.

     Prior  to  July  26,  2000,  the  adviser  performed  certain   accounting,
shareholder servicing and other administrative services and was reimbursed by the Funds for the costs of performing such services.

                          EXPENSE LIMITATION AGREEMENTS

     The Investment Manager has entered into an expense limitation agreement with the Funds, pursuant to which the Investment Manager has agreed to waive or limit its fees. In connection with this agreement and certain U.S. tax requirements, the Investment Manager will assume other expenses so that the total annual ordinary operating expenses of the Funds (which excludes interest, taxes, brokerage commissions, extraordinary expenses such as litigation, other expenses not incurred in the ordinary course of the Funds' business, and expenses of any counsel or other persons or services retained by the Funds' directors who are not "interested persons" (as defined in the 1940 Act) of the Investment Manager do not exceed:

                         MAXIMUM OPERATING EXPENSE LIMIT
                     (AS A PERCENTAGE OF AVERAGE NET ASSETS)

NAME OF FUND                         CLASS A     CLASS B    CLASS C     CLASS Q
------------                         -------     -------    -------     -------
Global Technology Fund                2.75%       N/A         N/A         N/A
GNMA Income Fund                      1.29%       2.04%       2.04%       1.29%
Precious Metals Fund                  2.75%       N/A         N/A         N/A
Growth and Income Fund                2.75%       3.50%       3.50%       2.75%
International Fund                    2.75%       3.50%       3.50%       2.75%
Silver Fund                           2.75%       N/A         N/A         N/A
SmallCap Asia Growth Fund             2.75%       3.50%       N/A         N/A
Russia Fund                           3.35%       4.10%       N/A         N/A
Worldwide Emerging Markets Fund       2.75%       N/A         N/A         N/A
Lexington Money Market Trust          1.00%       N/A         N/A         N/A

     The Funds will at a later date reimburse the Investment Manager for management fees waived and other expenses assumed by the Investment Manager during the previous 36 months, but only if, after such reimbursement, each Fund's expense ratio does not exceed the percentage described above. The Investment Manager will only be reimbursed for fees waived or expenses assumed after the effective date of the expense limitation agreements.

     The expense limitation agreement provides that these expense limitations shall continue until July 26, 2002. Thereafter, the agreement will automatically renew for one-year terms unless the Investment Manager provides written notice of the termination of the agreement to the Funds at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Management Agreement, or it may be terminated by the Funds, without payment of any penalty, upon ninety (90) days' prior written notice to the Investment Manager at its principal place of business.

     Prior to July 26, 2000, the Funds voluntarily limited expenses of the Funds to the following amounts:

                         MAXIMUM OPERATING EXPENSE LIMIT
                     (AS A PERCENTAGE OF AVERAGE NET ASSETS)

     FUND NAME                                           PREVIOUS EXPENSE CAP
     ---------                                           --------------------
Global Technology Fund                                           2.50%
GNMA Income Fund                                                 1.04%
Precious Metals Fund                                             2.75%
Growth and Income Fund                                           2.75%
International Fund                                               2.75%
Silver Fund                                                      2.50%
SmallCap Asia Growth Fund                                        2.50%
Russia Fund                                                      3.35%
Worldwide Emerging Markets Fund                                  2.75%
Lexington Money Market Trust                                     1.00%

DISTRIBUTOR

     Shares of the Funds are distributed by ING Pilgrim Securities pursuant to a Distribution Agreement between each Fund and the Distributor. Each Distribution Agreement requires the Distributor to use its best efforts on a continuing basis to solicit purchases of shares of each Fund. The Funds and the Distributor have agreed to indemnify each other against certain liabilities. At the discretion of the Distributor, all sales charges may at times be re-allowed to an authorized dealer ("Authorized Dealer"). If 90% or more of the sales commission is re-allowed, such Authorized Dealer may be deemed to be an "underwriter" as that term is defined under the Securities Act of 1933, as amended. Each Distribution Agreement will remain in effect for two years and from year to year thereafter only if its continuance is approved annually by a majority of the Board of Directors/Trustees who are not parties to such agreement or "interested persons" of any such party and must be approved either by votes of a majority of the Board of Directors/Trustees or a majority of the outstanding voting securities of the Fund. See the Prospectus for information on how to purchase and sell shares of the Funds, and the charges and expenses associated with an investment. The sales charge retained by the Distributor and the commissions re-allowed to selling dealers are not an expense of the Funds and have no effect on the net asset value of the Funds. The Distributor, like the Investment Manager, is a wholly owned indirect subsidiary of ING Group. Prior to July 26, 2000, the distributor for the Funds was Lexington Funds Distributor, Inc. ("LFD").

                                 RULE 12b-1 PLANS

     Each Fund (with the exception of the Lexington Money Market Trust) has a distribution or shareholder service plan pursuant to Rule 12b-1 under the 1940 Act ("Rule 12b-1 Plans") applicable to all classes of shares offered by each Fund. The Funds intend to operate the Rule 12b-1 Plans in accordance with their terms and the National Association of Securities Dealers, Inc. rules concerning sales charges. Under the Rule 12b-1 Plans, the Distributor may be entitled to payment each month in connection with the offering, sale, and shareholder servicing of Class A, Class B, Class C, and Class Q shares in the following amounts: 0.25% of average daily net assets for Class A shares, 1.00 % of average daily net assets for Class B shares, 1.00% of average daily net assets for Class C shares and 0.25% of average daily net assets for Class Q shares.

     These fees may be used to cover the expenses of the Distributor primarily intended to result in the sale of Class A, Class B, Class C and Class Q shares of the Funds, including payments to dealers for selling shares of the Funds and for servicing shareholders of these classes of the Funds. Activities for which these fees may be used include: promotional activities; preparation and distribution of advertising materials and sales literature; expenses of organizing and conducting sales seminars; personnel costs and overhead of the Distributor; printing of prospectuses and statements of additional information (and supplements thereto) and reports for other than existing shareholders; payments to dealers and others that provide shareholder services; interest on accrued distribution expenses; and costs of administering the Rule 12b-1 Plans. No more than 0.75% per annum of each Fund's average net assets may be used to finance distribution expenses, exclusive of shareholder servicing payments, and no Authorized Dealer may receive shareholder servicing payments in excess of 0.25% per annum of a Fund's average net assets held by the Authorized Dealer's clients or customers.

     Under the Rule 12b-1 Plans, ongoing payments will be made on a quarterly basis to Authorized Dealers for both distribution and shareholder servicing at rates that are based on the average daily net assets of shares that are registered in the name of that Authorized Dealer as nominee or held in a shareholder account that designates the Authorized Dealer as the dealer of record. The rates, on an annual basis, are as follows: 0.25% for Class A, 0.25% for Class B, and 1.00% for Class C. Rights to these ongoing payments begin to accrue in the 13th month following a purchase of Class A, B or C shares. With respect to each 12b-1 Plan, the Distributor shall receive payment without regard to actual distribution expenses it incurs. In the event a Rule 12b-1 Plan is terminated in accordance with its terms, the obligations of a Fund to make payments to the Distributor pursuant to the Rule 12b-1 Plan will cease and the Fund will not be required to make any payments for expenses incurred after the date the Plan terminates.

     In addition to providing for the expenses discussed above, the Rule 12b-1 Plans also recognize that the Investment Manager and/or the Distributor may use their resources to pay expenses associated with activities primarily intended to result in the promotion and distribution of the Funds' shares and other funds managed by the Investment Manager. In some instances, additional compensation or promotional incentives may be offered to dealers. Such compensation and incentives may include, but are not limited to, cash, merchandise, trips and financial assistance to dealers in connection with pre-approved conferences or seminars, sales or training programs for invited sales personnel, payment for travel expenses (including meals and lodging) incurred by sales personnel and members of their families, or other invited guests, to various locations for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Funds or other funds managed by the Investment Manager and/or other events sponsored by dealers. In addition, the Distributor may, at its own expense, pay concessions in addition to those described above to dealers that satisfy certain criteria established from time to time by the Distributor. These conditions relate to increasing sales of shares of the Funds over specified periods and to certain other factors. These payments may, depending on the dealer's satisfaction of the required conditions, be periodic and may be up to (1) 0.30% of the value of the Funds' shares sold by the dealer during a particular period, and (2) 0.10% of the value of the Funds' shares held by the dealer's customers for more than one year, calculated on an annual basis.

     The Rule 12b-1 Plans have been approved by the Board of Directors/Trustees of each Fund, including all of the Directors/Trustees who are not interested persons of the Funds as defined in the 1940 Act. The Rule 12b-1 Plans must be renewed annually by the Board of Directors/Trustees, including a majority of the Directors/Trustees who are not interested persons of the Funds and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plans, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such Directors/Trustees be committed to the Directors/Trustees who are not interested persons. Each Rule 12b-1 Plan and any distribution or service agreement may be terminated as to a Fund at any time, without any penalty, by such Directors/Trustees or by a vote of a majority of each Fund's outstanding shares on 60 days written notice. The Distributor or any dealer or other firm may also terminate their respective distribution or service agreement at any time upon written notice.

     In approving each Rule 12b-1 Plan, the Board of Directors/Trustees has determined that differing distribution arrangements in connection with the sale of new shares of a Fund is necessary and appropriate in order to meet the needs of different potential investors. Therefore, the Board of Directors/Trustees, including those Directors/Trustees who are not interested persons of the Funds, concluded that, in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Rule 12b-1 Plans as tailored to each class of the Funds, will benefit the Funds and their respective shareholders.

     Each Rule 12b-1 Plan and any distribution or service agreement may not be amended to increase materially the amount spent for distribution expenses as to a Fund without approval by a majority of each Fund's outstanding shares, and all material amendments to a Plan or any distribution or service agreement shall be approved by the Directors/Trustees who are not interested persons of the Fund, cast in person at a meeting called for the purpose of voting on any such amendment. The Distributor is required to report in writing to the Board of Directors/Trustees at least quarterly on the monies reimbursed to it under a Rule 12b-1 Plan, as well as to furnish the Board with such other information as may be reasonably be requested in connection with the payments made under the Rule 12b-1 Plan in order to enable the Board to make an informed determination of whether a Rule 12b-1 Plan should be continued.

     Prior to July 26, 2000, the Precious Metals, Growth and Income, International, Russia, Worldwide Emerging Markets each had a reimbursement style 12b-1 Plan, which provided that the Funds pay distribution fees, including payments to Lexington Funds Distributor, Inc. (the Funds' former distributor), at an annual rate not to exceed 0.25% of their average daily net assets for distribution services. Under this 12b-1 Plan, the Funds, either directly or through the Investment Manager, would make payments periodically (i) to the distributor or to select broker/dealers, (ii) to other persons who have entered into shareholder processing and service agreements with the investment manager or with the distributor, with respect to Fund shares owned by shareholders for which such broker-dealers were the dealer or holder of record, or (iii) for expenses associated with distribution of Fund shares, including the compensation of the sales personnel of the distributor. Payments were also made for any advertising and promotional expenses relating to selling efforts, including but not limited to the incremental costs of printing prospectuses, statements of additional information, annual reports and other periodic reports for distribution to persons who are not shareholders of the Fund; the costs of preparing and distributing any other supplemental sales literature; costs of radio, television, newspaper and other advertising; telecommunications expenses, including the cost of telephones, telephone lines and other communications equipment, incurred by or for the Distributor in carrying out its obligations under the Distribution Agreement.

         The following table shows the expenses incurred by the Funds for distribution-related activities under the Rule 12b-1 Plans during the fiscal year ended.

                                      AGGREGATE AMOUNT PAID     AGGREGATE AMOUNT PAID     AGGREGATE AMOUNT PAID
NAME OF THE FUND                        DECEMBER 31, 2000        OCTOBER 31, 2000(2)        DECEMBER 31, 1999
----------------                        -----------------        -------------------        -----------------
Global Technology Fund (1)                      N/A                   $  6,343                       N/A
GNMA Income Fund                          $ 382,136                        N/A                       N/A
Precious Metals(1)                              N/A                   $ 63,622                  $ 75,410
Growth and Income Fund (1)                $ 401,010                        N/A                  $102,040
International Fund (1)                          N/A                   $ 24,734                  $ 17,424
Silver Fund (1)                                 N/A                   $ 10,728                       N/A
SmallCap Asia Growth Fund (1)                   N/A                   $  5,110                       N/A
Russia Fund (1)                                 N/A                   $170,532                  $ 61,804
Worldwide Emerging Markets Fund (1)             N/A                   $262,807                  $196,336
Lexington Money Market Trust              $  52,601                        N/A                       N/A

----------
(1)  Effective  July 26,  2000,  the Fund changed its fiscal year end to October
     31.
(2)  Represents the ten months from January 31, 2000 to October 31, 2000.

     Total distribution expenses incurred by the Distributor for the costs of promotion and distribution of each Fund shares for the fiscal period ended were as follows.

October 31, 2000**
DISTRIBUTION EXPENSES              CLASS A        CLASS B        CLASS C        CLASS Q        CLASS T
                                   -------        -------        -------        -------        -------
GLOBAL TECHNOLOGY FUND
Advertising                       $    162            N/A            N/A            N/A            N/A
Printing                             3,073            N/A            N/A            N/A            N/A
Salaries & Commissions              21,227            N/A            N/A            N/A            N/A
Broker Servicing                    11,982            N/A            N/A            N/A            N/A
Miscellaneous                       13,167            N/A            N/A            N/A            N/A
TOTAL                               49,611            N/A            N/A            N/A            N/A

December 31, 2000
DISTRIBUTION EXPENSES              CLASS A        CLASS B        CLASS C        CLASS Q        CLASS T
GNMA INCOME FUND                   -------        -------        -------        -------        -------
Advertising                       $ 17,655             32             33            N/A            N/A
Printing                           335,450            605            636            N/A            N/A
Salaries & Commissions              98,186            177            186            N/A            N/A
Broker Servicing                    31,731             57             60            N/A            N/A
Miscellaneous                       91,158            164            173            N/A            N/A
TOTAL                              574,181          1,035          1,088            N/A            N/A

October 31, 2000**
DISTRIBUTION EXPENSES              CLASS A        CLASS B        CLASS C        CLASS Q        CLASS T
PRECIOUS METALS FUND               -------        -------        -------        -------        -------
Advertising                       $    162            N/A            N/A            N/A            N/A
Printing                             3,073            N/A            N/A            N/A            N/A
Salaries & Commissions              21,227            N/A            N/A            N/A            N/A
Broker Servicing                    23,573            N/A            N/A            N/A            N/A
Miscellaneous                       13,167            N/A            N/A            N/A            N/A
TOTAL                               61,202            N/A            N/A            N/A            N/A

December 31, 2000
DISTRIBUTION EXPENSES              CLASS A        CLASS B        CLASS C        CLASS Q        CLASS T
                                   -------        -------        -------        -------        -------
GROWTH AND INCOME FUND
Advertising                       $    424              1              1            N/A            N/A
Printing                             8,058             13             14            N/A            N/A
Salaries & Commissions              55,937             88            100            N/A            N/A
Broker Servicing                   159,673            250            285            N/A            N/A
Miscellaneous                       36,934             60             67            N/A            N/A
TOTAL                              261,027            412            467            N/A            N/A

October 31, 2000**
DISTRIBUTION EXPENSES              CLASS A        CLASS B        CLASS C        CLASS Q        CLASS T
INTERNATIONAL FUND                 -------        -------        -------        -------        -------
Advertising                       $    105             23             33              1            N/A
Printing                             1,990            439            625             19            N/A
Salaries & Commissions              13,745          3,036          4,316            130            N/A
Broker Servicing                    11,408          2,520          3,583            108            N/A
Miscellaneous                        8,562          1,890          2,689             81            N/A
TOTAL                               35,810          7,908         11,246            339            N/A

October 31, 2000**
DISTRIBUTION EXPENSES              CLASS A        CLASS B        CLASS C        CLASS Q        CLASS T
SILVER FUND                        -------        -------        -------        -------        -------
Advertising                       $    162            N/A            N/A            N/A            N/A
Printing                             3,073            N/A            N/A            N/A            N/A
Salaries & Commissions              21,227            N/A            N/A            N/A            N/A
Broker Servicing                    14,688            N/A            N/A            N/A            N/A
Miscellaneous                       13,167            N/A            N/A            N/A            N/A
TOTAL                               52,317            N/A            N/A            N/A            N/A

October 31, 2000
DISTRIBUTION EXPENSES              CLASS A        CLASS B        CLASS C        CLASS Q        CLASS T
SMALLCAP ASIA GROWTH FUND          -------        -------        -------        -------        -------
Advertising                       $     89             72            N/A            N/A            N/A
Printing                             1,696          1,377            N/A            N/A            N/A
Salaries & Commissions              11,714          9,514            N/A            N/A            N/A
Broker Servicing                     7,134          5,795            N/A            N/A            N/A
Miscellaneous                        7,266          5,901            N/A            N/A            N/A
TOTAL                               27,899         22,659            N/A            N/A            N/A

October 31, 2000
DISTRIBUTION EXPENSES              CLASS A        CLASS B        CLASS C        CLASS Q        CLASS T
RUSSIA FUND                        -------        -------        -------        -------        -------
Advertising                       $    162            N/A            N/A            N/A            N/A
Printing                             3,073            N/A            N/A            N/A            N/A
Salaries & Commissions              21,227            N/A            N/A            N/A            N/A
Broker Servicing                    29,468            N/A            N/A            N/A            N/A
Miscellaneous                       13,167            N/A            N/A            N/A            N/A
TOTAL                               67,097            N/A            N/A            N/A            N/A

**October 31, 2000**
DISTRIBUTION EXPENSES              CLASS A        CLASS B        CLASS C        CLASS Q        CLASS T
WORLDWIDE EMERGING MARKETS FUND    -------        -------        -------        -------        -------
Advertising                       $    242            N/A             48            N/A            N/A
Printing                             4,603            N/A            904            N/A            N/A
Salaries & Commissions              31,612            N/A          6,210            N/A            N/A
Broker Servicing                    38,345            N/A          7,532            N/A            N/A
Miscellaneous                       19,221            N/A          3,776            N/A            N/A
TOTAL                               94,023            N/A         18,470            N/A            N/A

----------
*    Effective  July 26,  2000,  the Fund changed its fiscal year end to October
     31.
**   Represents the ten months from January 31, 2000 to October 31, 2000.

SHAREHOLDER SERVICING AGENT

     ING Pilgrim Group serves as Shareholder Servicing Agent for the Funds. The Shareholder Servicing Agent is responsible for responding to written and telephonic inquiries from shareholders. Each Fund pays the Shareholder Servicing Agent a monthly fee on a per-contact basis, based upon incoming and outgoing telephonic and written correspondence.

OTHER EXPENSES

     In addition to the management fee and other fees described previously, each Fund pays other expenses, such as legal, audit, transfer agency and custodian out-of-pocket fees, proxy solicitation costs, and the compensation of Directors/Trustees who are not affiliated with the Investment Manager. Most Fund expenses are allocated proportionately among all of the outstanding shares of that Fund. However, where applicable, the Rule 12b-1 Plan fees for each class of shares are charged proportionately only to the outstanding shares of that class. For the Lexington Money Market Trust, Fund expenses are allocated proportionately among all of the outstanding shares of the Fund.

                     SUPPLEMENTAL DESCRIPTION OF INVESTMENTS

     Some of the different types of securities in which the Funds may invest, subject to their respective investment objectives, policies and restrictions are described in the Prospectus under "The Funds," and "More Information About Risks." Additional information concerning the characteristics and risks of certain of the Funds' investments are set forth below. There can be no assurance that any of the Funds will achieve their investment objectives.

COMMON STOCK, CONVERTIBLE SECURITIES AND OTHER EQUITY SECURITIES

     Each Fund (except GNMA Income Fund and Money Market Trust) may invest in common stocks, which represent an equity (ownership) interest in a company. This ownership interest generally gives a Fund the right to vote on issues affecting the company's organization and operations.

     Each Fund (other than GNMA Income Fund and Money Market Trust) may also buy other types of equity securities such as convertible securities, preferred stock, and warrants or other securities that are exchangeable for shares of common stock. A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, a Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on common stocks. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.

     The market value of convertible debt securities tends to vary inversely with the level of interest rates. The value of the security declines as interest rates increase and increases as interests rates decline. Although under normal market conditions longer term debt securities have greater yields than do shorter term debt securities of similar quality, they are subject to greater price fluctuations. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security. If a convertible security held by a Fund is called for redemption, the Fund must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

     A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund's entire investment therein). The Global Technology Fund will not purchase warrants except in units with other securities in original issuance thereof or attached to other securities, if at the time of the purchase, the Fund's investment in warrants, valued at the lower of cost or market, would exceed 5% of the Fund's total assets. For these purposes, warrants attached to units or other securities shall be deemed to be without value.

PREFERRED STOCK

     Each Fund (other than GNMA Income Fund and Money Market Trust) may invest in preferred stock. Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

AMERICAN DEPOSITARY RECEIPTS AND EUROPEAN DEPOSITARY RECEIPTS

     The Funds (other than GNMA Income Fund and Money Market Trust) may invest in securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") or other similar securities representing securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities they represent. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign securities. EDRs are receipts issued by a European financial institution evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the United States securities markets, and EDRs, in bearer form, are designed for use in European securities markets.

U.S. GOVERNMENT SECURITIES

     The Funds may invest in fixed-rate and floating- or variable-rate U.S. government securities. The U.S. Government guarantees payments of interest and principal of U.S. Treasury bills, notes and bonds, mortgage-related securities and other securities issued by the U.S. government. Other securities issued by

U.S. government agencies or instrumentalities are supported only by the credit of the agency or instrumentality, for example those issued by the Federal Home Loan Bank, whereas others, such as those issued by the FNMA, Farm Credit System and Student Loan Marketing Association, have an additional line of credit with the U.S. Treasury.

     Short-term U.S. government securities generally are considered to be among the safest short-term investments. However, the U.S. government does not guarantee the net asset value of the Funds' shares. With respect to U.S. government securities supported only by the credit of the issuing agency or instrumentality or by an additional line of credit with the U.S. Treasury, there is no guarantee that the U.S. government will provide support to such agencies or instrumentalities. Accordingly, such U.S. government securities may involve risk of loss of principal and interest.

     Each Fund may invest in the following types of money market instruments (i.e., debt instruments with less than 12 months remaining until maturity)
denominated in U.S. dollars or other currencies: (a) obligations issued or guaranteed by the U.S. or foreign governments, their agencies, instrumentalities or municipalities; (b) obligations of international organizations designed or supported by multiple foreign governmental entities to promote economic reconstruction or development; (c) finance company obligations, corporate commercial paper and other short-term commercial obligations; (d) bank obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances), subject to the restriction that the Fund may not invest more than 25% of its total assets in bank securities; (e) repurchase agreements with respect to the foregoing; and (f) other substantially similar short-term debt securities with comparable characteristics.

CORPORATE DEBT SECURITIES

     Each Fund may invest in corporate debt securities. Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security. The market value of a corporate debt security will generally increase when interest rates decline, and decrease when interest rates rise. There is also the risk that the issuer of a debt security will be unable to pay interest or principal at the time called for by the instrument. Investments in corporate debt securities that are rated below investment grade are described in "Junk Bonds" below.

     Debt obligations that are deemed investment grade carry a rating of at least Baa from Moody's or BBB from Standard and Poor's, or a comparable rating from another rating agency or, if not rated by an agency, are determined by the Investment Adviser to be of comparable quality. Bonds rated Baa or BBB have speculative characteristics and changes in economic circumstances are more likely to lead to a weakened capacity to make interest and principal payments than higher rated bonds.

     With respect to the Global Technology, International and Worldwide Emerging Markets Funds, when the Funds' portfolio manager believes that debt securities will provide capital appreciation through favorable changes in relative foreign exchange rates, in relative interest rate levels or in the creditworthiness of issuers, the Funds may invest primarily in debt securities.

     The Russia Fund and Worldwide Emerging Markets Fund may invest (up to 35% of its total assets in the case of the Russia Fund) in Short-Term and Medium-Term Debt Securities. The Short-Term and Medium-Term Debt Securities in which the Funds may invest are foreign and domestic debt securities, including short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) obligations issued by the U.S. Government, foreign governments, foreign and domestic corporations and banks, and repurchase agreements.

     The Precious Metals Fund and Silver Fund may invest in debt securities of companies engaged in mining and processing gold and silver. These debt securities can be expected to be comparable to that of other debt obligations and generally will not react to fluctuations in the price of gold and silver. An investment in the debt instruments of these companies, therefore, cannot be expected to provide the hedge against inflation that may be provided through investments in equity securities of companies engaged in such activities and can be expected to fluctuate inversely with prevailing interest rates.

JUNK BONDS

     The Precious Metals Fund and Silver Fund may invest in high yield, lower rated debt securities known as "junk bonds." Junk bonds are debt obligations rated below investment grade and non-rated securities of comparable quality. Junk bonds are considered speculative and thus pose a greater risk of default than investment grade securities. Investments of this type are subject to greater risk of loss of principal and interest, but in general provide higher yields than higher rated debt obligations. Bonds issued by companies domiciled in emerging markets are usually rated below investment grade.

SHORT SALES AND SHORT SALES "AGAINST THE BOX"

     The Precious Metals Fund and Silver Fund may invest in debt securities of companies engaged in mining and processing gold and silver. These debt securities can be expected to be comparable to that of other debt obligations and generally will not react to fluctuations in the price of gold and silver. An investment in the debt instruments of these companies, therefore, cannot be expected to provide the hedge against inflation that may be provided through investments in equity securities of companies engaged in such activities and can be expected to fluctuate inversely with prevailing interest rates.

GNMA CERTIFICATES

     GNMA Income Fund may invest in GNMA certificates. GNMA Certificates are Government National Mortgage Association ("GNMA") mortgage-backed securities representing part ownership of a pool of mortgage loans. GNMA is a U.S. Government corporation within the Department of Housing and Urban Development. Such loans are initially made by lenders such as mortgage bankers, commercial banks and savings and loan associations and are either insured by the Federal Housing Administration (FHA) or Farmers' Home Administration (FMHA) or guaranteed by the Veterans Administration (VA). A GNMA Certificate represents an interest in a specific pool of such mortgages which, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each certificate is guaranteed by the full faith and credit of the United States Government.

     GNMA Certificates differ from bonds in that principal is scheduled to be paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. The GNMA Income Fund will purchase "modified pass through" type GNMA Certificates, which entitle the holder to receive all interest and principal payments owed on the mortgages in the pool (net of issuers' and GNMA fees), regardless of whether or not the mortgagor has made such payment. The Fund will use principal payments to purchase additional GNMA Certificates or other government guaranteed securities. The balance of the Fund's assets will be invested in other securities issued or guaranteed by the U.S. Government, including U.S. Treasury bills, note or bonds. The Fund may also invest in repurchase agreements secured by such U.S. Government securities or GNMA Certificates.

     GNMA Certificates are created by an "issuer", which is an FHA approved mortgage banker who also meets criteria imposed by GNMA. The issuer assembles a pool of FHA, FMHA, or VA insured or guaranteed mortgages which are homogeneous as to interest rate, maturity and type of dwelling. Upon application by the issuer, and after approval by GNMA of the pool, GNMA provides its commitment to guarantee timely payment of principal and interest on the GNMA Certificates backed by the mortgages included in the pool. The GNMA Certificates, endorsed by GNMA, are then sold by the issuer through securities dealers.

     GNMA is authorized under the Federal National Housing Act to guarantee timely payment of principal and interest on GNMA Certificates. This guarantee is backed by the full faith and credit of the United States. GNMA may borrow U.S. Treasury funds to the extent needed to make payments under its guarantee. When mortgages in the pool underlying GNMA Certificates are prepaid by mortgagors or by result of foreclosure, such principal payments are passed through to the certificate holders. Accordingly, the life of the GNMA Certificate is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to predict the life of a particular GNMA certificate but FHA statistics indicate that 25 to 30 year single family dwelling mortgages have an average life of approximately 12 years. The majority of GNMA certificates are backed by mortgages of this type, and accordingly the generally accepted practice has developed to treat GNMA certificates as 30 year securities which prepay fully in the 12th year.

     GNMA certificates bear a nominal "coupon rate" which represents the effective FHA-VA mortgage rate at the time of issuance, less 0.5% which constitutes the GNMA and issuer's fees. For providing its guarantees, GNMA receives an annual fee of 0.06% of the outstanding principal on certificates backed by single family dwelling mortgages, and the issuer receives an annual fee of 0.44% for assembling the pool and for passing through monthly payments of interest and principal.

     Payments to holders of GNMA certificates consist of the monthly distributions of interest and principal less the GNMA and issuer's fees. The actual yield to be earned by a holder of a GNMA certificate is calculated by dividing such payments by the purchase price paid for the GNMA certificate (which may be at a premium or a discount from the face value of the certificate). Monthly distributions of interest, as contrasted to semi-annual distributions which are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on GNMA certificates. Because of the variation in the life of the pools of mortgages which back various GNMA certificates, and because it is impossible to anticipate the rate of interest at which future principal payments may be reinvested, the actual yield earned from a portfolio of GNMA certificates, such as that in which the Fund is invested, will differ significantly from the yield estimated by using an assumption of a 12 year life for each GNMA certificate included in such a portfolio as described.

     The actual rate of prepayment for any GNMA certificate does not lend itself to advance determination, although regional and other characteristics of a given mortgage pool may provide some guidance for investment analysis. Also, secondary market trading of outstanding GNMA certificates tends to be concentrated in issues bearing the current coupon rate.

     GNMA Income Fund may purchase construction loan securities which are issued to finance building costs. The funds are disbursed as needed or in accordance with a prearranged plan. The securities provide for the timely payment to the registered holder of interest at the specified rate plus scheduled installments of principal. Upon completion of the construction phase, the construction loan securities are terminated, and project loan securities are issued. It is the Fund's policy to record these GNMA certificates on trade date, and to segregate assets to cover its commitments on trade date as well.

     GNMA CERTIFICATES -- WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

     GNMA Certificates may at times be purchased or sold on a delayed delivery basis or on a when-issued basis. These transactions arise when GNMA Certificates are purchased or sold by the GNMA Income Fund with payment and delivery taking place in the future, in order to secure what is considered to be an advantageous price and yield to the Fund. No payment is made until delivery is due, often a month or more after the purchase. The Settlement date on such transactions will take place no more than 120 days from the trade date. When the Fund engages in when-issued and delayed delivery transactions, the Fund relies on the buyer or seller, as the case may be, to consummate the sale. Failure of the buyer or seller to do so may result in the Fund missing the opportunity of obtaining a price considered to be advantageous. While when-issued GNMA Certificates may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a GNMA

Certificate on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund does not believe that its net asset value or income will be adversely affected by its purchase of GNMA Certificates on a when-issued basis. The Fund may invest in when-issued securities without other conditions. Such securities either will mature or be sold on or about the settlement date. The Fund may earn interest on such account or securities for the benefit of shareholders.

SETTLEMENT TRANSACTIONS

     When the Funds (with the exception of GNMA Income and Growth and Income Funds and Lexington Money Market Trust) enter into contracts for purchase or sale of a portfolio security denominated in a foreign currency, they may be required to settle a purchase transaction in the relevant foreign currency or receive the proceeds of a sale in that currency. In either event, the Funds will be obligated to acquire or dispose of such foreign currency as is represented by the transaction by selling or buying an equivalent amount of United States dollars. Furthermore, the Funds may wish to "lock in" the United States dollar value of the transaction at or near the time of a purchase or sale of portfolio securities at the exchange rate or rates then prevailing between the United States dollar and the currency in which the foreign security is denominated. Therefore, the Funds may, for a fixed amount of United States dollars, enter into a forward foreign exchange contract for the purchase or sale of the amount of foreign currency involved in the underlying securities transaction. In so doing, the Funds will attempt to insulate themselves against possible losses resulting from a change in the relationship between the United States dollar and the foreign currency during the period between the date a security is purchased or sold and the date on which payment is made or received. This process is known as "transaction hedging".

     To effect the translation of the amount of foreign currencies involved in the purchase and sale of foreign securities and to effect the "transaction hedging" described above, the Funds may purchase or sell foreign currencies on a "spot" (i.e. cash) basis or on a forward basis whereby the Funds purchases or sells a specific amount of foreign currency, at a price set at the time of the contract, for receipt of delivery at a specified date which may be any fixed number of days in the future.

     Such spot and forward foreign exchange transactions may also be utilized to reduce the risk inherent in fluctuations in the exchange rate between the United States dollar and the relevant foreign currency when foreign securities are purchased or sold for settlement beyond customary settlement time (as described below). Neither type of foreign currency transaction will eliminate fluctuations in the prices of the Funds' portfolio or securities or prevent loss if the price of such securities should decline.

PORTFOLIO HEDGING

     Some or all of the Global Technology, Precious Metals, International, Silver, SmallCap Asia Growth, Russia, and Worldwide Emerging Markets Funds' portfolio will be denominated in foreign currencies. As a result, in addition to the risk of change in the market value of portfolio securities, the value of the portfolio in United States dollars is subject to fluctuations in the exchange rate between such foreign currencies and the United States dollar. When, in the opinion of the Investment Manager it is desirable to limit or reduce exposure in a foreign currency in order to moderate potential changes in the United States dollar value of the portfolio, the Funds may enter into a forward foreign currency exchange contract by which the United States dollar value of the underlying foreign portfolio securities can be approximately matched by an equivalent United States dollar liability. This technique is known as "portfolio hedging" and moderates or reduces the risk of change in the United States dollar value of the Funds' portfolios only during the period before the maturity of the forward contract (which will not be in excess of one year).

     The Global Technology, GNMA Income, Precious Metals, Growth and Income, International, Silver, SmallCap Asia, Russia and Worldwide Emerging Markets Funds may hedge against changes in financial markets, currency rates and interest rates. The Funds may hedge with "derivatives." Derivatives are instruments whose value is linked to, or derived from, another instrument, like an index or a commodity. Hedging transactions involve certain risks. Although the Funds may benefit from hedging, unanticipated changes in interest rates or securities prices may result in greater losses for the Funds than if they did not hedge. If the Funds do not correctly predict a hedge, they may lose money. In addition, the Funds pay commissions and other costs in connection with hedging transactions.

     The Global Technology, Precious Metals, International, Silver, SmallCap Asia Growth, Russia and Worldwide Emerging Markets Funds for hedging purposes only, may also enter into forward foreign currency exchange contracts to increase its exposure to a foreign currency that the Investment Manager expects to increase in value relative to the United States dollar. The Funds will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if deemed appropriate by the Investment Manager or Sub-Adviser. Hedging against a decline in the value of currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. The Funds will not enter into forward foreign currency exchange transactions for speculative purposes. The Funds intend to limit transactions as described in this paragraph to not more than 70% of total Fund assets.

     RISKS ASSOCIATED WITH HEDGING TRANSACTIONS. Hedging transactions have special risks associated with them, including possible default by the Counterparty to the transaction, illiquidity and, to the extent the Investment Manager's view as to certain market movements is incorrect, the risk that the use of a hedging transaction could result in losses greater than if it had not been used. Use of call options could result in losses to the Funds, force the sale or purchase of portfolio securities at inopportune times or for prices lower than current market values, or cause the Funds to hold a security it might otherwise sell.

     Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Funds if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Funds are engaging in portfolio hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to the Funds if they are unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

     In addition, the Funds pay commissions and other costs in connection with such investments. Losses resulting from the use of hedging transactions will reduce the Funds' net asset value, and possibly income, and the losses can be greater than if hedging transactions had not been used.

     RISKS OF HEDGING TRANSACTIONS OUTSIDE THE UNITED STATES. When conducted outside the U.S., hedging transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and will be subject to the risk of government actions affecting trading in, or the price of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. hedging transactions also could be adversely affected by: (1) other complex foreign political, legal and economic factors; (2) lesser availability of data on which to make trading decisions than in the U.S.; (3) delays in the Funds' ability to act upon economic events occurring in foreign markets during non-business hours in the U.S.; (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S.; and (5) lower trading volume and liquidity.

OPTIONS ON SECURITIES, SECURITIES INDICES AND CURRENCIES

     Options may be used as a means of participating in an anticipated price change of a security on a more limited basis than would be possible if the security itself were purchased. The Funds (with the exception of the GNMA Income

Fund and the Lexington Money Market Trust) may purchase put options on particular securities (or on currencies in which those securities are denominated) in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option (or an adverse movement in the applicable currency relative to the U.S. dollar). Prior to expiration, most options are expected to be sold in a closing sale transaction. Profit or loss from the sale depends upon whether the amount received is more or less than the premium paid plus transaction costs.

     The Russia Fund may purchase call options on securities that they intend to purchase (or on currencies in which those securities are denominated) in order to limit the risk of a substantial increase in the market price of such security (or an adverse movement in the applicable currency).

COVERED PUT AND CALL OPTIONS

     The Russia Fund may write put options. The Fund would write put options only on a covered basis, which means that the Funds would either (i) set aside cash, U.S. government securities or other liquid, high-grade debt securities in an amount not less than the exercise price at all times while the put option is outstanding (the rules of the Options Clearing Corporation currently require that such assets be deposited in escrow to secure payment of the exercise price), (ii) sell short the security or currency underlying the put option at the same or higher price than the exercise price of the put option, or (iii) purchase a put option, if the exercise price of the purchased put option is the same or higher than the exercise price of the put option sold by the Fund. The Fund generally would write covered put options in circumstances where the Investment Manager and the Sub-Adviser, as applicable, wish to purchase the underlying security or currency for the Fund's portfolio at a price lower than the current market price of the security or currency. In such event, the Fund would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price they are willing to pay. Since the Fund also would receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received.

     The Global Technology, International, SmallCap Asia Growth and Russia Funds may write call options only on securities owned by the Funds or securities which the Funds have the right to acquire without additional consideration. Since it can be expected that a call option will be exercised if the market value of the underlying security increases to a level greater than the exercise price, this strategy will generally be used when the Investment Manager believes that the call premium received by the Funds plus anticipated appreciation in the price of the underlying security, up to the exercise price of the call, will be greater than the appreciation in the price of the security. The Global Technology, SmallCap Asia Growth, Russia Funds intend to limit transactions as described in this paragraph to those where the sum of initial margin deposits and premiums paid does not exceed 5% of its total assets. The Global Technology and International Funds intend to limit transactions as described in this paragraph to less than 5% of Fund assets. The SmallCap Asia Growth and Russia Funds will not write options in excess of 25% of their total assets. The Funds will cause their custodian to segregate cash, U.S. Government Securities or other high grade liquid debt obligations having a value sufficient to meet the Fund's obligations under the call options.

     The Global Technology, International, and SmallCap Asia Growth Funds will not purchase put and call options by others and will not write any put options.

     Each Fund except GNMA Income Fund and Money Market Trust may purchase put and call options on stock indices in order to hedge against risks of stock market or industry wide stock price fluctuations.

     The Russia Fund will not enter into options on securities, securities indices or currencies or related options (including options on futures) if the sum of initial margin deposits and premiums paid for any such option or options would exceed 5% of its total assets, and it will not enter into options with respect to more than 25% of its total assets.

FUTURES, SWAPS AND OPTIONS ON FUTURES

     Each Fund (except GNMA Income Fund and Money Market Trust) may enter into interest rate futures contracts. An interest rate futures contract is an agreement to purchase or sell debt securities, usually U.S. government securities, at a specified date and price. For example, the fund may sell interest rate futures contracts (i.e., enter into a futures contract to sell the underlying debt security) in an attempt to hedge against an anticipated increase in interest rates and a corresponding decline in debt securities it owns. The Funds will have collateral assets equal to the purchase price of the portfolio securities represented by the underlying interest rate futures contracts it has an obligation to purchase. The Funds may purchase and sell futures contracts and related options under the following conditions: (a) the then-current aggregate futures market prices of financial instruments required to be delivered and purchased under open futures contracts shall not exceed 30% of each Fund's total assets, at market value; and (b) no more than 5% of the assets, at market value at the time of entering into a contract, shall be committed to margin deposits in relation to futures contracts.

     Each Fund (except GNMA Income, Growth and Income and Money Market Trust) may engage in equity swaps. Equity swaps allow the parties to exchange the dividend income or other components of return on an equity investment (e.g., a group of equity securities or an index) for a component of return on another non-equity or equity investment. Equity swap transactions may be volatile and may present the Funds with counterparty risks.

     An interest rate Futures Contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (debt security or currency) for a specified price at a designated date, time and place. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times the Futures Contract is outstanding.

     Although Futures Contracts typically require future delivery of and payment for financial instruments or currencies, Futures Contracts usually are closed out before the delivery date. Closing out an open Futures Contract sale or purchase is effected by entering into an offsetting Futures Contract purchase or sale, respectively, for the same aggregate amount of the identical financial instrument or currency and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs also must be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular Futures
Contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the Futures Contract.

     The prices of Futures Contracts are volatile and are influenced, among other things, by actual and anticipated changes in interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

REPURCHASE AGREEMENTS

     The Funds' investment portfolios may include repurchase agreements ("repos") with banks and dealers in U.S. Government securities. A repurchase agreement involves the purchase by a Fund of an investment contract from a bank or a dealer in U.S. Government securities which contract is secured by debt securities whose value is equal to or greater than the value of the repurchase agreement including the agreed upon interest. The agreement provides that the institution will repurchase the underlying securities at an agreed upon time and price. Under the 1940 Act, repurchase agreements are considered to be loans by a Fund and must be fully collateralized by collateral assets. If the seller defaults on its obligations to repurchase the underlying security, the Fund may experience delay or difficulty in exercising its rights to realize upon the security, may incur a loss if the value of the security declines and may incur disposition costs in liquidating the security. The total amount received on repurchase would exceed the price paid by the Fund, reflecting an agreed upon rate of interest for the period from the date of the repurchase agreement to the settlement date, and would not be related to the interest rate on the underlying securities. The difference between the total amount to be received upon the repurchase of the securities and the price paid by the Fund upon its acquisition is accrued daily as interest. If the institution defaults on the repurchase agreement, the Fund will retain possession of the underlying securities. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization on the collateral by the Fund may be delayed or limited and the Fund may incur additional costs. In such case, the Fund will be subject to risks associated with changes in the market value of the collateral securities.

     The Funds intend to limit repurchase agreements to institutions believed by the Investment Manager or the Sub-Adviser to present minimal credit risk. The Global Technology, GNMA Income, Precious Metals, International, Silver and Worldwide Emerging Markets Funds and Money Market Trust will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in United States government securities. The Global Technology, GNMA Income, Precious Metals, International, Silver, and Worldwide Emerging Markets Funds may enter into repurchase agreements with respect to any portfolio securities it may acquire consistent with its investment objectives and policies, but intends to enter into repurchase agreements only with respect to obligations of the U.S. government or its agencies and instrumentalities, to meet anticipated redemptions or pending investments or reinvestment of Fund assets in portfolio securities. The Funds will not enter into repurchase agreements maturing in more than seven days if the aggregate of such repurchase agreements and all other illiquid securities when taken together would exceed 15% (10% in the case of the GNMA Income Fund) of the total assets of the Fund. The Funds treat any securities subject to restrictions on repatriation for more than seven days, and securities issued in connection with foreign debt conversion programs that are restricted as to remittance of invested capital or profit, as illiquid. Illiquid securities do not include securities that are restricted from trading on formal markets for some period of time but for which an active informal market exists, or securities that meet the requirements of Rule 144A under the Securities Act of 1933 and that, subject to the review by the Board of Directors/Trustees and guidelines adopted by the Board of Directors/Trustees, the Investment Manager has determined to be liquid.

REVERSE REPURCHASE AGREEMENTS

     All of the Funds except Money Market Trust may enter into reverse purchase agreements. In a reverse repurchase agreement, a Fund sell to a financial institution a security that it holds and agrees to repurchase the same security at an agreed-upon price and date. A Fund will maintain, in a segregated account with a custodian, cash, U.S. government securities or other liquid, high grade debt securities in an amount sufficient to cover its obligation under reverse repurchase agreements.

WHEN ISSUED AND FORWARD COMMITMENT SECURITIES

     The Global Technology, Precious Metals Fund, International, Silver, Worldwide Emerging Markets and SmallCap Asia Growth Funds may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") because new issues of securities are typically offered to investors, such as the Funds, on that basis. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. This risk is in addition to the risk of decline in value of the Funds' other assets. Although the Funds will enter into such contracts with the intention of acquiring the securities, the Funds may dispose of a commitment prior to settlement if the investment adviser deems it appropriate to do so. The Funds may realize short-term profits or losses upon the sale of forward commitments. The Funds may purchase U.S. government or other securities on a "when-issued" basis and may purchase or sell securities on a "delayed delivery" basis. The price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but a Fund will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to a Fund. At the time a Fund enters into a transaction on a when-issued or forward commitment basis, it supports its obligation with collateral assets equal to the value of the when-issued or forward commitment securities and causes the collateral assets to be marked to market daily. There is a risk that the securities may not be delivered and that the Fund may incur a loss.

FORWARD CURRENCY CONTRACTS

     The Global Technology, Precious Metals Fund, International, Silver, SmallCap Asia Growth, Russia and Worldwide Emerging Markets Funds may enter into forward currency contracts. A forward currency contract is a contract individually negotiated and privately traded by currency traders and their customers and creates an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Funds generally do not enter into forward contracts with terms greater than one year. The Funds generally enter into forward contracts only under two circumstances. First, if the Funds enter into a contract for the purchase or sale of a security denominated in a foreign currency, they may desire to "lock in" the U.S. dollar price of the security by entering into a forward contract to buy the amount of a foreign currency needed to settle the transaction. Second, if the Investment Manager believes that the currency of a particular foreign country will substantially rise or fall against the U.S. dollar, it may enter into a forward contract to buy or sell the currency approximating the value of some or all of the Funds' portfolio securities denominated in such currency. The Funds will not enter into a forward contract if, as a result, it would have more than one-third of total assets committed to such contracts (unless they own the currency that it is obligated to deliver or has caused its custodian to segregate segregable assets having a value sufficient to cover its obligations). Although forward contracts are used primarily to protect the Funds from adverse currency movements, they involve the risk that currency movements will not be accurately predicted.

     Investors should recognize that investing in securities of foreign companies and in particular securities of companies domiciled in or doing business in emerging markets and emerging countries involves certain risk considerations, including those set forth below, which are not typically associated with investing in securities of U.S. companies.

FOREIGN SECURITIES CONSIDERATIONS

     FOREIGN CURRENCY CONSIDERATIONS. The Global Technology, Precious Metals Fund, International, Silver, SmallCap Asia Growth, Russia and Worldwide Emerging Markets Funds' assets will be invested in securities of foreign companies and substantially all income will be received by the Funds in foreign currencies. However, the Funds will compute and distribute their income in dollars, and the computation of income will be made on the date of its receipt by the Funds at the foreign exchange rate in effect on that date. Therefore, if the value of the foreign currencies in which the Funds receive their income falls relative to the dollar between receipt of the income and the making of Funds' distributions, the Funds will be required to liquidate securities in order to make distributions if the Funds has insufficient cash in dollars to meet distribution requirements.

     The value of the assets of the Funds as measured in dollars also may be affected favorably or unfavorably by fluctuations in currency rates and exchange control regulations. Further, the Funds may incur costs in connection with conversions between various currencies. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the Funds at one rate, while offering a lesser rate of exchange should the Funds desire immediately to resell that currency to the dealer. The Funds will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward or futures contracts to purchase or sell foreign currencies.

     INVESTMENT AND REPATRIATION RESTRICTIONS. (Global Technology, Precious Metals Fund, International, Silver, Russia, SmallCap Asia Growth and Worldwide Emerging Markets Funds.)

     Some foreign countries may have laws and regulations which currently preclude direct foreign investment in the securities of their companies. However, indirect foreign investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain foreign countries through investment funds which have been specifically authorized. The Funds may invest in these investment funds subject to the provisions of the 1940 Act as discussed below under "Investment Restrictions". If the Funds invest in such investment funds, the Funds' shareholders will bear not only their proportionate share of the expenses of the Funds (including operating expenses and the fees of the Investment Manager), but also will bear indirectly similar expenses of the underlying investment funds.

     In addition, prior governmental approval for foreign investments may be required under certain circumstances in some foreign countries, while the extent of foreign investment in domestic companies may be subject to limitation in other foreign countries. Foreign ownership limitations also may be imposed by the charters of individual companies in foreign countries to prevent, among other concerns, violation of foreign investment limitations.

     Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some foreign countries. The Funds could be adversely affected by delays in or a refusal to grant any required governmental approval for such repatriation.

EMERGING COUNTRY AND EMERGING SECURITIES MARKETS

     Certain Funds may invest in securities in emerging markets. Investing in securities in emerging countries may entail greater risks than investing in debt securities in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; and (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property.

     FOREIGN SECURITIES MARKETS. (Global Technology, Precious Metals Fund, International, Silver, SmallCap Asia Growth, Russia and Worldwide Emerging Markets) Trading volume on foreign country and, in particular emerging market stock exchanges is substantially less than that on the New York Stock Exchange. Further, securities of some foreign and in particular emerging market companies are less liquid and more volatile than securities of comparable U.S. companies. Similarly, volume and liquidity in most foreign bond markets is substantially less than in the U.S. and, consequently, volatility of price can be greater than in the U.S. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Funds endeavor to achieve the most favorable net results on its portfolio transactions and may be able to purchase the securities in which the Funds may invest on other stock exchanges where commissions are negotiable. Foreign stock exchanges, brokers and listed companies are generally subject to less government supervision and regulation than in the United States. The customary settlement time for foreign securities may be longer than the five day customary settlement time for United States securities.

     Companies in foreign countries are not generally subject to uniform accounting, auditing and financial reporting standards, practices and disclosure requirements comparable to those applicable to U.S. companies. Consequently, there may be less publicly available information about a foreign company than about a U.S. company. Further, there is generally less governmental supervision and regulation of foreign stock exchanges, brokers and listed companies than in the U.S. Further, the Funds may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts.

     ECONOMIC AND POLITICAL RISKS. (Global Technology, Precious Metals Fund, International, Silver, SmallCap Asia Growth, Russia and Emerging Markets Funds)

     The economies of individual foreign countries in which the Funds invest may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of foreign countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. The export driven nature of Asian economies is often dependent on the strength of their trading partners in the United States and Europe, although growing intra-regional trade is seen mitigating some of this external dependence.

     With respect to any foreign country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or the Funds' investments in those countries. In addition, it may be more difficult to obtain a judgement in a court outside of the United States.

INVESTING IN ASIA REGION SECURITIES

     The SmallCap Asia Growth Fund will invest at least 65% of its total assets in equity securities and equivalents of companies in the Asia Region which have market capitalizations of less than $1 billion. Approximately 13,000 companies are listed on recognized exchanges in the Asia Region. Approximately 300 companies in the Asia Region are capitalized over $1 billion. These companies form the principal components of their respective market indices and consequently attract the majority of foreign investment in the region. Approximately 3,000 companies, which are considered Small Capitalization companies, will be the primary focus for the Fund's investments. These companies are frequently under-researched by international investors and undervalued by their markets. The companies in which the Fund intends to invest will generally have the following characteristics: a market capitalization of less than $1 billion; part of a strong growth industry; proven management; under-researched; and undervalued.

INVESTING IN RUSSIAN SECURITIES

     For the purposes of the Russia Fund section of the prospectus, and this statement of additional information, Russian company means a legal entity (i) that is organized under the laws of, or with a principal office and domicile in, Russia, (ii) for which the principal equity securities trading market is in Russia, or (iii) that derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed, in Russia or that has at least 50% of its assets situated in Russia.

     The Russia Fund intends to invest its assets in Russian companies in a broad array of industries, including the following: oil and gas, energy generation and distribution, communications, mineral extraction, trade, financial and business services, transportation, manufacturing, real estate, textiles, food processing and construction. The Fund is not permitted to invest more than 25% of the value of its total assets in any one industry. It may, however, invest an unrestricted amount of its assets in the oil and gas industry. The Fund's investments will include investments in Russian companies that have characteristics and business relationships common to companies outside of Russia. As a result, outside economic forces may cause fluctuations in the value of securities held by the Fund.

     Under current conditions, the Russia Fund expects to invest at least 20% of its total assets in very liquid assets to maintain liquidity and provide stability. As the Russian equity markets develop, however, and the liquidity of Russian securities becomes less problematic, the Fund will invest a greater percentage of its assets in Russian equity securities.

     As further described above, the Russia Fund is authorized to use various investment strategies, some or all of which may be classified as derivatives, to hedge various market risks and to enhance total return, which may be deemed a form of speculation. Subject to the requirements of the 1940 Act, as amended, the Russia Fund may hedge up to 100% of its assets when deemed appropriate by the Investment Manager. The Fund is also authorized to use investment strategies to manage the effective maturity or duration of debt securities or instruments held by the Fund, or to enhance the Fund's income or gain. Although these strategies are regularly used by some investment companies and other institutional investors in various markets, most of these strategies are currently unavailable in Russia and may not become available in the future. Techniques and instruments may change over time, however, as new instruments and strategies are developed or regulatory changes occur.

INVESTMENT IN GOLD AND SILVER

     The Precious Metals Fund's and Silver Fund's performance and ability to meet their objective will generally be largely dependent on the market value of gold and silver, respectively. The Funds' professional management seeks to maximize on advances and minimize on declines by monitoring and anticipating shifts in the relative values of silver and gold and the equity securities of companies engaged in mining or processing silver and gold ("silver-related securities" and "gold-related securities"). The Funds may also invest in other precious metals, including platinum and palladium. A substantial portion of the Precious Metals Fund's and Silver Fund's investments will be in the securities of foreign issuers.

     The Precious Metals Fund and Silver Fund are of the belief that a silver and gold investment medium will, over the long term, protect capital from adverse monetary and political developments of a national or international nature and, in the face of what appears to be continuous worldwide inflation, may offer better opportunity for capital growth than many other forms of investment. Throughout history, silver and gold have been thought of as the most basic monetary standards. Investments in silver and gold may provide more of a hedge against currencies with declining buying power, devaluation, and inflation than other types of investments. Of course, there can be no assurance that management's' belief will be realized or that the investment objective will be achieved.

     To the extent that investments in silver and gold and silver and gold related securities appreciate in value relative to the U.S. dollar, the Funds' investments may serve to offset erosion in the purchasing power of the U.S. dollar.

     The Precious Metals Fund and Silver Fund may invest in debt securities of companies engaged in mining and processing gold and silver. These debt securities can be expected to be comparable to that of other debt obligations and generally will not react to fluctuations in the price of gold and silver. An investment in the debt instruments of these companies, therefore, cannot be expected to provide the hedge against inflation that may be provided through investments in equity securities of companies engaged in such activities and can be expected to fluctuate inversely with prevailing interest rates.

     It is anticipated that, except for temporary defensive or liquidity purposes, 65% of the total assets of the Funds will be invested in silver and gold and silver-related or gold-related securities. At any time management deems it advisable for defensive or liquidity purposes, the Funds may hold cash or cash equivalents in the currency of any major industrial nation, and invest in, or hold unlimited amounts of debt obligations of the United States Government or its political subdivisions, and money market instruments including repurchase agreements with maturities of seven days or less and Certificates of Deposit.

     It is the Investment Manager's present intention to manage the Precious Metals Fund's and the Silver Fund's investments so that (i) less than half of the value of their portfolios will consist of silver, gold or other precious metals and (ii) more than half of the value of their portfolios will be invested in silver or gold-related securities, including securities of foreign issuers. Although the Funds' Board of Directors/Trustees present policy prohibits investments in speculative securities trading at extremely low prices and in relatively illiquid markets, investments in such securities can be made when and if the Board determines such investments to be in the best interests of the Funds and their shareholders. The policies set forth in this paragraph are subject to change by the Board of Directors/Trustees of the Precious Metals Fund or Silver Fund, respectively, in their sole discretion.

     FLUCTUATIONS IN THE PRICE OF GOLD AND SILVER. The prices of silver and gold have been subject to dramatic downward and upward price movements over short periods of time and may be affected by unpredictable international monetary and political policies, such as currency devaluations or revaluations, economic conditions within an individual country, trade imbalances, or trade or currency restrictions between countries. The price of silver and gold, in turn, is likely to affect the market prices of securities of companies mining or processing silver and gold, and accordingly, the value of the Funds' investments in such securities may also be affected.

     POTENTIAL EFFECT OF CONCENTRATION OF SOURCE OF SUPPLY AND CONTROL OF SALES. The two largest national producers of silver and gold bullion are the Republic of South Africa and the United States of America. Changes in political and economic conditions affecting either country may have direct impact on that country's sales of silver and gold. Under South African law, the only authorized sales agent for silver and gold produced in South Africa is the Reserve Bank of South Africa, which through its retention policies controls the time and place of any sale of South African bullion. The South African Ministry of Mines determines silver and gold mining policy. South Africa depends predominately on silver and gold sales for the foreign exchange necessary to finance its imports, and its sales policy is necessarily subject to national economic and political developments.

     INVESTMENTS IN SILVER AND GOLD BULLION. Unlike certain more traditional investment vehicles such as savings deposits and stocks and bonds, which may produce interest or dividend income, silver and gold bullion earns no income return. Appreciation in the market price of silver and gold is the sole manner in which the Funds will be able to realize gains on its investment in silver and gold bullion. Furthermore, the Funds may encounter storage and transaction costs in connection with its ownership of silver and gold bullion which may be higher than those attendant to the purchase, holding and disposition of more traditional types of investments.

     INTERNATIONAL AND DOMESTIC MONETARY SYSTEMS. Substantial amounts of silver and gold bullion serving as primary official reserve assets play a major role in the international monetary system. Since December 31, 1974, when it again became legal to invest in silver and gold, several new markets have developed in the United States. In connection with this legalization of silver ownership, the U.S. Treasury and the International Monetary Fund embarked upon programs to dispose of substantial amounts of silver and gold bullion.

OTHER INVESTMENT COMPANIES

     All of the Funds may invest in other investment companies ("Underlying Funds"). Each Fund may not (i) invest more than 10% of its total assets in Underlying Funds, (ii) invest more than 5% of its total assets in any one Underlying Fund, or (iii) purchase greater than 3% of the total outstanding securities of any one Underlying Fund. The Funds may also make indirect foreign investments through other investment companies that have comparable investment objectives and policies as the Funds. In addition to the advisory and operational fees a Fund bears directly in connection with its own operation, the Fund would also bear its pro rata portions of each other investment company's advisory and operational expenses.

INVESTMENT STRATEGIES AND RISKS -- MONEY MARKET TRUST

     In order for the Money Market Trust to achieve its objective of seeking as high a level of current income as is available from short term investments and consistent with the preservation of capital and liquidity, the Fund will invest its assets in the following money market instruments: (l) Obligations issued, or guaranteed as to interest and principal, by the Government of the United States or any agency or instrumentality thereof; (2)

U.S. dollar denominated time deposits, certificates of deposit and bankers' acceptances of U.S. banks and their London and Nassau branches and of U.S. branches of foreign banks, provided that the bank has total assets of one billion dollars; (3) Commercial paper of U.S. corporations, rated Al, A2 by Standard & Poor's Corporation or Pl, P2 by Moody's Investors Service, Inc. or, if not rated, of such issuers having outstanding debt rated A or better by either of such services, or debt obligations of such issuers maturing in two years or less and rated A or better; (4) Repurchase agreements under which the Fund may acquire an underlying debt instrument for a relatively short period subject to the obligation of the seller to repurchase, and of the Fund to resell, at a fixed price. The underlying security must be of the same quality as those described herein, although the usual practice is to use U.S. Government or government agency securities. The Fund will enter into repurchase agreements only with commercial banks and dealers in U.S. Government securities. Repurchase agreements when entered into with dealers, will be fully collateralized including the interest earned thereon during the entire term of the agreement. If the institution defaults on the repurchase agreement, the Fund will retain possession of the underlying securities. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization on the collateral by the Fund may be delayed or limited and the Fund may incur additional costs. In such case the Fund will be subject to risks associated with changes in the market value of the collateral securities. The Fund intends to limit repurchase agreements to institutions believed by the Investment Manager to present minimal credit risk. The Fund will not enter into repurchase agreements maturing in more than seven days if the aggregate of such repurchase agreements would exceed 10% of the total assets of the Fund; or (5) Other money market instruments.

     The obligations of London and Nassau branches of U.S. banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation. Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as "sovereign risk"). In addition, evidences of ownership of portfolio securities may be held outside of the U.S., and the Lexington Money Market Trust may be subject to the risks associated with the holding of such property overseas. Examples of governmental actions would be the imposition of currency controls, interest limitations, seizure of assets, or the declaration of a moratorium. Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by Federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office. While the Funds will carefully consider these factors on making such investments, there are no limitations on the percentage of the Funds' portfolio which may be invested in any one type of instrument.

     The Investment Policies stated above are fundamental and may not be changed without shareholder approval. The Fund may not invest in securities other than the types of securities listed above and is subject to other specific restrictions as detailed under "Investment Restrictions" below.

                             INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT RESTRICTIONS -- GLOBAL TECHNOLOGY FUND

     The Fund's investment objective and the following investment restrictions are matters of fundamental policy which may not be changed without the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a shareholders' meeting at which more than 50% of the outstanding shares are present or represented by proxy or (b) more than 50% of the outstanding shares. Under these investment restrictions:

(1) the Fund will not issue any senior security (as defined in the 1940 Act), except that: (a) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including reverse repurchase agreements, foreign exchange contracts and delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (b) the Fund may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, interpretation of the 1940 Act or an exemptive order; (c) the Fund may engage in short sales of securities to the extent permitted in its investment program and other restrictions; (d) the purchase or sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; and (e) subject to fundamental restrictions, the Fund may borrow money as authorized by the 1940 Act.

(2) The Fund will not borrow money, except that: (a) the Fund may enter into certain futures contracts and options related thereto; (b) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (c) for temporary emergency purposes, the Fund may borrow money in amounts not exceeding 5% of the value of its total assets at the time the loan is made; (d) The Fund may pledge its portfolio securities or receivables or transfer or assign or otherwise encumber them in an amount not exceeding one-third of the value of its total assets; and (e) for purposes of leveraging, the Fund may borrow money from banks (including its custodian bank), only if, immediately after such borrowing, the value of the Fund's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. If at any time, the value of the Fund's assets fails to meet the 300% asset coverage requirement relative only to leveraging, the Fund will, within three days (not including Sundays and holidays), reduce its borrowings to the extent necessary to meet the 300% test.

(3) The Fund will not act as an underwriter of securities except to the extent that, in connection with the disposition of portfolio securities by the Fund, the Fund may be deemed to be an underwriter under the provisions of the 1933 Act.

(4) The Fund will not purchase real estate, interests in real estate or real estate limited partnership interests except that, to the extent appropriate under its investment program, the Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein.

(5) The Fund will not make loans, except that, to the extent appropriate under its investment program, the Fund may: (a) purchase bonds, debentures or other debt securities, including short-term obligations; (b) enter into repurchase transactions; and (c) lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Fund's total assets.

(6) The Fund will not invest in commodity contracts, except that the Fund may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities, enter into transactions in financial and index futures contracts and related options, engage in transactions on a when-issued or forward commitment basis, and enter into forward currency contracts.

(7) The Fund will not concentrate its investments in any one industry, except that the Fund may invest up to 25% of its total assets in securities issued by companies principally engaged in any one industry. The Fund considers foreign government securities and supranational organizations to be industries. This limitation, however, will not apply to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

     In addition to the above fundamental restrictions, the Fund has undertaken the following non fundamental restrictions, which may be changed in the future by the Board of Directors, without a vote of the shareholders of the Fund:

(1) The Fund may purchase and sell futures contracts and related options under the following conditions: (a) the then-current aggregate futures market prices of financial instruments required to be delivered and purchased under open futures contracts shall not exceed 30% of the Fund's total assets, at market value; and (b) no more than 5% of the assets, at market value at the time of entering into a contract, shall be committed to margin deposits in relation to futures contracts.

(2) The Fund will not make short  sales of  securities,  other than short  sales
"against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of the Fund.

(3) The Fund will not purchase the securities of any other investment company, except as permitted under the 1940 Act.

(4) The Fund will not invest more than 15% of its total assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended, and any other security that is restricted as to resale under federal securities laws but is determined to be liquid by the Investment Adviser based on criteria established by the Board of Directors shall not be deemed illiquid solely by reason of being unregistered.

     The percentage restrictions referred to above are to be adhered to at the time of investment and are not applicable to a later increase or decrease in percentage beyond the specified limit resulting from change in values or net assets.

FUNDAMENTAL INVESTMENT RESTRICTIONS--GNMA INCOME FUND

     The following investment restrictions are matters of fundamental policy which may not be changed without the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a shareholders' meeting at which more than 50% of the outstanding shares are present or represented by proxy or
(b) more than 50% of the outstanding shares. Under these investment restrictions, the Fund will not :

     (1) issue senior securities;

     (2) borrow money;

     (3) underwrite securities of other issuers;

     (4) concentrate its investments in a particular industry to an extent greater than 25% of its total assets, provided that such limitation shall not apply to securities issued or guaranteed by the U.S. Government or its agencies;

     (5) purchase or sell real estate, commodity contracts or commodities (however, the Fund may purchase interests in GNMA mortgage-backed certificates);

     (6) make loans to other persons except: (a) through the purchase of a portion or portions of an issue or issues of securities issued or guaranteed by the U.S. Government or its agencies, or (b) through investments in "repurchase agreements" (which are arrangements under which the Fund acquires a debt security subject to an obligation of the seller to repurchase it at a fixed price within a short period), provided that no more than 10% of the Fund's assets may be invested in repurchase agreements which mature in more than seven days;

     (7) purchase the securities of another investment company or investment trust, except in the open market and then only if no profit, other than the customary broker's commission, results to a sponsor or dealer, or by merger or other reorganization;

     (8) purchase any security on margin or effect a short sale of a security;

     (9) buy securities from or sell securities (other than securities issued by the Fund) to any of its officers, directors or its investment adviser, as principal;

     (10) contract to sell any security or evidence of interest therein, except to the extent that the same shall be owned by the Fund;

     (11) purchase or retain securities of an issuer when one or more of the officers and directors of the Fund or of the Adviser, or a person owning more than 10% of the stock of either, own beneficially more than 1/2 of 1% of the securities of such issuer and such persons owning more than 1/2 of 1% of such securities together own beneficially more than 5% of the securities of such issuer;

     (12) invest more than 5% of its total assets in the securities of any one issuer (except securities issued or guaranteed by the U.S. Government or its agencies), except that such restriction shall not apply to 25% of the Fund's portfolio so long as the net asset value of the portfolio does not exceed $2,000,000;

     (13) purchase any securities if such purchase would cause the Fund to own at the time of purchase more than 10% of the outstanding voting securities of any one issuer;

     (14) purchase any security restricted as to disposition under Federal securities laws;

     (15) invest in interests in oil, gas or other mineral exploration or development programs; or

     (16) buy or sell puts, calls or other options.

     In addition to the above fundamental restrictions, the Fund has undertaken the following non fundamental restrictions, which may be changed in the future by the Board of Directors, without a vote of the shareholders of the Fund:

     (1) invest in real estate limited partnership interests, oil, gas or mineral leases, as well as exploration or development programs; or

     (2) purchase warrants except in units with other securities in original issuance thereof or attached to other securities, if at the time of purchase, the Fund's investment in warrants, valued at the lower of cost or market, would exceed 5% of the Fund's total assets. Warrants which are not listed on the New York or American stock exchanges shall not exceed 2% of the Fund's net assets. Shares of the Fund will not be issued for consideration other than cash.

     The percentage restrictions referred to above are to be adhered to at the time of investment and are not applicable to a later increase or decrease in percentage beyond the specified limit resulting from change in values or net assets.

FUNDAMENTAL INVESTMENT RESTRICTIONS -- PRECIOUS METALS FUND

     The Fund's investment objective, as described under "investment policy" and the following investment restrictions are matters of fundamental policy which may not be changed without the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a shareholders' meeting at which more than 50% of the outstanding shares are present or represented by proxy or (b) more than 50% of the outstanding shares. Under these investment restrictions:

     (1) The Fund will not issue any  senior  security  (as  defined in the 1940
Act), except that (a) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including reverse repurchase agreements, foreign exchange contracts, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (b) the Fund may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, interpretation of the 1940 Act or an exemptive order; (c) the Fund may engage in short sales of securities to the extent permitted in its investment program and other restrictions; (d) the purchase or sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; and (e) subject to fundamental restrictions, the Fund may borrow money as authorized by the 1940 Act.

     (2) at the end of each quarter of the taxable year, (i) with respect to at least 50% of the market value of the Fund's assets, the Fund may invest in cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purchases of this calculation to an amount not greater than 5% of the value of the Fund's total assets, and (ii) not more than 25% of the value of its total assets be invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies).

     (3) The Fund will not concentrate its investments by investing more than 25% of its assets in the securities of issuers in any one industry. This limit will not apply to gold and gold-related securities, and to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

     (4) The Fund will not invest in commodity contracts, except that the Fund may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities, may enter into transactions in financial and index futures contracts and related options, and may enter into forward currency contracts. Transactions in gold, platinum, palladium or silver bullion will not be subject to this restriction.

     (5) The Fund will not purchase real estate, interests in real estate or real estate limited partnership interest except that, to the extent appropriate under its investment program, the Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein.

     (6) The Fund will not make loans, except that, to the extent appropriate under its investment program, the Fund may (a) purchase bonds, debentures or other debt securities, including short-term obligations, (b) enter into repurchase transactions and (c) lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Fund's total assets.

     (7) The Fund will not borrow money, except that (a) the Fund may enter into certain futures contracts and options related thereto; (b) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (c) for temporary emergency purposes, the Fund may borrow money in amounts not exceeding 5% of the value of its total assets at the time when the loan is made; (d) the Fund may pledge its portfolio securities or receivables or transfer or assign or otherwise encumber then in an amount not exceeding one-third of the value of its total assets; and (e) for purposes of leveraging, the Fund may borrow money from banks (including its custodian bank), only if, immediately after such borrowing, the value of the Fund's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. If at any time, the value of the Fund's assets fails to meet the 300% asset coverage requirement relative only to leveraging, the Fund will, within three days (not including Sundays and holidays), reduced its borrowings to the extent necessary to meet the 300% test. The Fund will only invest in reverse repurchase agreements up to 5% of the Fund's total assets.

     (8) The Fund will not act as underwriter of securities except to the extent that, in connection with the disposition of portfolio securities by the Fund, the Fund may be deemed to be an underwriter under the provisions of the 1933 Act.

     In additional to the above fundamental restrictions, the Fund has undertaken the following non fundamental restrictions, which may be changed in the future by the Board of Directors, without a vote of the shareholders of the
Fund:

     (1) The Fund will not invest more than 15% of its total assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended, shall not be deemed illiquid solely by reason of being unregistered. The Investment Adviser shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

     (2) The Fund will not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of the Fund.

     (3) The Fund will not write, purchase or sell puts or calls on underlying securities. However, the Fund may invest up to 15% of the value of its assets in warrants. This restriction on the purchase of warrants does not apply to warrants attached to, or otherwise included in, a unit with other securities.

     (4) The Fund may purchase and sell futures contracts and related options under the following conditions: (a) the then-current aggregate futures market prices of financial instruments required to be delivered and purchased under open futures contracts shall not exceed 30% of the Fund's total assets, at market value; and (b) no more than 5% of the assets, at market value at the time of entering into a contract, shall be committed to margin deposits in relation to futures contracts.

     (5) The Fund will not purchase the securities of any other investment company, except as permitted under the 1940 Act.

     (6) The Fund will not invest for the purpose of exercising control over or management of any company.

     (7) The Fund will not participate on a joint or joint-and-several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the investment adviser to save commissions or to average prices among them is not deemed to result in a securities trading account.

     The percentage restrictions referred to above are to be adhered to at the time of investment and are not applicable to a later increase or decrease in percentage beyond the specified limit resulting from change in values or net assets.

FUNDAMENTAL INVESTMENT RESTRICTIONS -- GROWTH AND INCOME FUND

     The Fund shareholder vote required for modification of the investment policies or restrictions listed below is the lesser of: (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% are present or represented by proxy; or (b) more than 50% of the voting securities.

     The Fund shall not:

     (1) issue senior securities;

     (2) underwrite securities of other issuers;

     (3) purchase or sell real estate, commodity contracts or commodities (however, the Fund may purchase interests in real estate investment trusts whose securities are registered under the Securities Act of 1933 and are readily marketable);

     (4) make loans to other persons except (a) through the purchase of a portion or portions of publicly distributed bonds, notes, debentures and evidences of indebtedness authorized by its investment policy, or (b) through investments in" repurchase agreements" (which are arrangements under which the Fund acquires a debt security subject to an obligation of the seller to repurchase it at a fixed price within a short period), provided that no more than 10% of the Fund's assets may be invested in repurchase agreements which mature in more than seven days;

     (5) purchase the securities of another investment company or investment trust except in the open market where no profit results to a sponsor or dealer, other than the customary broker's commission; (6) purchase any security on margin or effect a short sale of a security;

     (7) buy securities from or sell securities to any of its officers and directors or those of the investment adviser or principal distributor as principal;

     (8) contract to sell any security or evidence of interest therein except to the extent that the same shall be owned by the Fund;

     (9) retain securities of an issuer when one or more of the officers and directors of the Fund or the investment adviser or a person owning more than 10% of the stock of either, own beneficially more than 0.5% of the securities of such issuer and the persons owning more than 0.5% of such securities together own beneficially more than 5% of the securities of such issuer;

     (10) invest more than 5% of the value of its total assets in the securities of any one issuer nor acquire more than 10% of the outstanding voting securities of any one issuer;

     (11) invest in companies for the purpose of exercising management or control; or

     (12) concentrate its investments in a particular industry; thus the Fund will not purchase a security if the immediate effect of such purchase would be to increase the Fund's holdings in such industry above 25% of the Fund's assets.

     In addition to the above fundamental investment restrictions, the Fund has undertaken not to: a) invest an aggregate of more than 5% of its total assets in the securities of unseasoned issuers and equity securities of issuers which are not readily marketable; b) invest in puts, calls, straddles, spreads, and any combination thereof; or c) pledge, mortgage or hypothecate the assets of the Fund to an extent greater than 15% of the gross assets of the Fund taken at cost.

     The Fund has authority to borrow money from a bank not in excess of the lesser of: (a) 5% of the gross assets of the Fund at the current market value at the time of such borrowing; or (b) 10% of the gross assets of the Fund taken at cost. Any such borrowing may be undertaken only as a temporary measure for extraordinary or emergency purposes. This borrowing power has not been exercised by the Fund's management.

     The 5% diversification limitation set forth in subparagraph (x) above does not apply to obligations issued or guaranteed as to principal and interest by the United States Government, nor does it apply to bank certificates of deposit, which are not classified by the Fund as securities for the purposes of this limitation.

     The Fund may not use more than 5% of its net assets to purchase illiquid securities. The Fund treats any securities subject to restrictions on repatriation for more than seven days, and securities issued in connection with foreign debt conversion programs that are restricted as to remittance of invested capital or profit, as illiquid. The Fund also treats repurchase agreements with maturities in excess of seven days as illiquid. Illiquid securities do not include securities that are restricted from trading on formal markets for some period of time but for which an active informal market exists, or securities that meet the requirements of Rule 144A under the Securities Act of 1933 and that, subject to the review by the Board of Directors and guidelines adopted by the Board of Directors, the Investment Manager has determined to be liquid.

FUNDAMENTAL INVESTMENT RESTRICTIONS -- INTERNATIONAL FUND

     The Fund's investment objective and the following investment restrictions are matters of fundamental policy which may not be changed without the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a shareholders' meeting at which more than 50% of the outstanding shares are present or represented by proxy or (b) more than 50% of the outstanding shares. Under these investment restrictions:

     (1) The Fund will not issue any  senior  security  (as  defined in the 1940
Act), except that: (a) The Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including reverse repurchase agreements, foreign exchange contracts, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (b) the Fund may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, interpretation of the 1940 Act or an exemptive order; (c) the Fund may engage in short sales of securities to the extent permitted in its investment program and other restrictions; (d) the purchase or sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; and (e) subject to fundamental restrictions, the Fund may borrow money as authorized by the 1940 Act.

     (2) The Fund will not borrow money, except that: (a) the Fund may enter into certain futures contracts and options related thereto; (b) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (c) for temporary emergency purposes, the Fund may borrow money in amounts not exceeding 5% of the value of its total assets at the time when the loan is made; (d) The Fund may pledge its portfolio securities or receivables or transfer or assign or otherwise encumber them in an amount not exceeding one-third of the value of its total assets; and (e) for purposes of leveraging, the Fund may borrow money from banks (including its custodian bank), only if, immediately after such borrowing, the value of the Fund's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. If at any time, the value of the Fund's assets fails to meet the 300% asset coverage requirement relative only to leveraging, the Fund will, within three days (not including Sundays and holidays), reduce its borrowings to the extent necessary to meet the 300% test.

     (3) The Fund will not act as an underwriter of securities except to the extent that, in connection with the disposition of portfolio securities by the Fund, the Fund may be deemed to be an underwriter under the provisions of the 1933 Act.

     (4) The Fund will not purchase real estate, interests in real estate or real estate limited partnership interests except that, to the extent appropriate under its investment program, the Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein.

     (5) The Fund will not make loans, except that, to the extent appropriate under its investment program, the Fund may: (a) purchase bonds, debentures or other debt securities, including short-term obligations; (b) enter into repurchase transactions; and (c) lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Fund's total assets.

     (6) The Fund will not invest in commodity contracts, except that the Fund may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities, may enter into transactions in financial and index futures contracts and related options, may engage in transactions on a when-issued or forward commitment basis, and may enter into forward currency contracts.

     (7) The Fund will not concentrate its investments in any one industry, except that the Fund may invest up to 25% of its total assets in securities issued by companies principally engaged in any one industry. The Fund considers foreign government securities and supranational organizations to be industries. This limitation, however, will not apply to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

     (8) The Fund will not purchase securities of an issuer, if (a) more than 5% of the Fund's total assets taken at market value would at the time be invested in the securities of such issuer, except that such restriction shall not apply to securities issued or guaranteed by the United States government or its agencies or instrumentalities or, with respect to 25% of the Fund's total assets, to securities issued or guaranteed by the government of any country other than the United States which is a member of the Organization for Economic Cooperation and Development ("OECD"). The member countries of OECD are at present: Australia, Austria, Belgium, Canada, Denmark, Germany, Finland, France, Greece, Iceland, Ireland, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Spain, Sweden, Switzerland, Turkey, the United Kingdom and the United States; or (b) such purchases would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

     In addition to the above fundamental restrictions, the Fund has undertaken the following non fundamental restrictions, which may be changed in the future by the Board of Directors, without a vote of the shareholders of the Fund:

     (1) The Fund will not participate on a joint or joint-and-several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the investment adviser to save commissions or to average prices among them is not deemed to result in a securities trading account.

     (2) The Fund may purchase and sell futures contracts and related options under the following conditions: (a) The then-current aggregate futures market prices of financial instruments required to be delivered and purchased under open futures contracts shall not exceed 30% of the Fund's total assets, at market value; and (b) no more than 5% of the assets, at market value at the time of entering into a contract, shall be committed to margin deposits in relation to futures contracts.

     (3) The Fund will not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of the Fund.

     (4) The Fund will not purchase the securities of any other investment company, except as permitted under the 1940 Act.

     (5) The Fund will not invest for the purpose of exercising control over or management of any company.

     (6) The Fund will not purchase warrants except in units with other securities in original issuance thereof or attached to other securities, if at the time of the purchase, the Fund's investment in warrants, valued at the lower of cost or market, would exceed 5% of the Fund's total assets. For these purposes, warrants attached to units or other securities shall be deemed to be without value.

     (7) The Fund will not invest more than 15% of its total assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended, shall not be deemed illiquid solely by reason of being unregistered. The Investment Adviser shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

     The percentage restrictions referred to above are to be adhered to at the time of investment and are not applicable to a later increase or decrease in percentage beyond the specified limit resulting from change in values or net assets.

FUNDAMENTAL INVESTMENT RESTRICTIONS -- SILVER FUND

     The Fund's investment objective, as described under "Investment Objective" in the Fund's prospectus, and the following investment restrictions are matters of fundamental policy which may not be changed without the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a shareholders' meeting at which more than 50% of the outstanding shares are present or represented by proxy or (b) more than 50% of the outstanding shares. Under these investment restrictions:

     (1) At least 80% of the Fund's assets will be invested in established silver-related companies which have been in business for more than three years.

     (2) At the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets be invested in cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer counted for the purposes of this calculation only if the value of thereof is not greater than 5% of the value of the Fund's total assets, and (ii) not more than 25% of its total assets be invested in securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies).

     (3) The Fund will not purchase real estate, interests in real estate or real estate limited partnership interests except that, to the extent appropriate under its investment program, the Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein.

     (4) The Fund will not invest in commodity contracts, except that the Fund may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities, may enter into transactions in financial and index futures contracts and related options, may engage in transactions on a when-issued or forward commitment basis, and may enter into forward currency contracts. Transactions in which silver bullion is taken in payment of principal, interest or both or a debt instrument and where the Fund disposes of the silver bullion for cash will not be subject to this restriction.

     (5) The Fund will not make loans, except that, to the extent appropriate under its investment program, the Fund may (a) purchase bonds, debentures or other debt securities, including short-term obligations, (b) enter into repurchase transactions and (c) lend portfolio securities or bullion provided that the value of such loaned securities does not exceed one-third of the Fund's total assets.

     (6) The Fund will not borrow money, except that (a) the Fund may enter into certain futures contracts and options related thereto; (b) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (c) for temporary emergency purposes, the Fund may borrow money in amounts not exceeding 5% of the value of its total assets at the time when the loan is made; (d) the Fund may pledge its silver or portfolio securities or receivables or transfer or assign or otherwise encumber them in an amount not exceeding one-third of the value of its total assets; and (e) for purposes of leveraging, the Fund may borrow money from banks (including its custodian bank), only if, immediately after such borrowing, the value of the Fund's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. If at any time, the value of the Fund's assets fails to meet the 300% asset coverage requirement relative only to leveraging, the Fund will, within three days (not including Sundays and holidays), reduce its borrowings to the extent necessary to meet the 300% test.

     (7) The Fund will not issue any  senior  security  (as  defined in the 1940
Act), except that (a) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including reverse repurchase agreements, foreign exchange contracts, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (b) the Fund may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, interpretations of the 1940 Act or an exemptive order; (c) the Fund may engage in short sales of securities to the extent permitted in its investment program and other restrictions; (d) the purchase or sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; and (e) subject to fundamental restrictions, the Fund may borrow money as authorized by the 1940 Act.

     (8) The Fund will not act as an underwriter of securities except to the extent that, in connection with the disposition of portfolio securities by the Fund, the Fund may be deemed to be an underwriter under the provisions of the Securities Act of 1933, as amended (the "1933 Act").

     In addition to the above fundamental restrictions, the Fund has undertaken the following nonfundamental restrictions, which may be changed in the future by the Board of Directors, without a vote of the shareholders of the Fund:

     (1) The Fund will not invest more than 15% of its total net assets at market value in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A or securities offered pursuant to Section 4(2) of the 1933 Act shall not be deemed illiquid solely by reason of being unregistered. The Investment Adviser shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

     (2) The Fund will not invest for the purpose of exercising control over management of any company.

     (3) The Fund may purchase and sell futures contracts and related options under the following conditions: (a) the then-current aggregate futures market prices of financial instruments required to be delivered and purchased under open futures contracts shall not exceed 30% of the Fund's total assets, at market value; and (b) no more than 5% of the Fund's total assets, at market value at the time of entering into a contract, shall be committed to margin deposits in relation to futures contracts.

     (4) The Fund will not issue its securities for any considerations other than cash or securities except as a dividend or distribution in connection with a reorganization.

     (5) The Fund will not purchase the securities of any other investment company, except as permitted under the 1940 Act.

     (6) The Fund will not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of the Fund.

     (7) The Fund will not write, purchase or sell puts, calls on underlying securities. However, the Fund may invest up to 15% of the value of its total assets in warrants. This restriction on the purchase of warrants does not apply to warrants attached to, or otherwise included in, a unit with other securities.

     The percentage restrictions referred to above are to be adhered to at the time of investment and are not applicable to a later increase or decrease in percentage beyond the specified limit resulting from change in values or net assets.

FUNDAMENTAL INVESTMENT RESTRICTIONS -- SMALLCAP ASIA GROWTH FUND

     The Fund's investment objective and the following investment restrictions are matters of fundamental policy which may not be changed without the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a shareholders' meeting at which more than 50% of the outstanding shares are present or represented by proxy or (b) more than 50% of the outstanding shares. Under these investment restrictions:

     (1) The Fund will not issue any  senior  security  (as  defined in the 1940
Act), except that (a) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including reverse repurchase agreements, foreign exchange contracts, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (b) the Fund may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, interpretation of the 1940 Act or an exemptive order; (c) the Fund may engage in short sales of securities to the extent permitted in its investment program and other restrictions; (d) the purchase or sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; and (e) subject to fundamental restrictions, the Fund may borrow money as authorized by the 1940 Act.

     (2) The Fund will not borrow money, except that (a) the Fund may enter into certain futures contracts and options related thereto; (b) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (c) for temporary emergency purposes, the Fund may borrow money in amounts not exceeding 5% of the value of its total assets at the time when the loan is made; (d) The Fund may pledge its portfolio securities or receivables or transfer or assign or otherwise encumber them in an amount not exceeding one-third of the value of its total assets; and (e) for purposes of leveraging, the Fund may borrow money from banks (including its custodian bank), only if, immediately after such borrowing, the value of the Fund's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. If at any time, the value of the Fund's assets fails to meet the 300% asset coverage requirement relative only to leveraging, the Fund will, within three days (not including Sundays and holidays), reduce its borrowings to the extent necessary to meet the 300% test.

     (3) The Fund will not act as an underwriter of securities except to the extent that, in connection with the disposition of portfolio securities by the Fund, the Fund may be deemed to be an underwriter under the provisions of the 1933 Act.

     (4) The Fund will not purchase real estate, interests in real estate or real estate limited partnership interests except that, to the extent appropriate under its investment program, the Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein.

     (5) The Fund will not make loans, except that, to the extent appropriate under its investment program, the Fund may (a) purchase bonds, debentures or other debt securities, including short-term obligations, (b) enter into repurchase transactions and (c) lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Fund's total assets.

     (6) The Fund will not invest in commodity contracts, except that the Fund may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities, enter into transactions in financial and index futures contracts and related options, engage in transactions on a when-issued or forward commitment basis, and enter into forward currency contracts.

     (7) The Fund will not concentrate its investments in any one industry, except that the Fund may invest up to 25% of its total assets in securities issued by companies principally engaged in any one industry. The Fund considers foreign government securities and supranational organizations to be industries. This limitation, however, will not apply to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

     (8) The Fund will not purchase securities of an issuer, if (a) more than 5% of the Fund's total assets taken at market value would, at the time, be invested in the securities of such issuer, except that such restriction shall not apply to securities issued or guaranteed by the United States government or its agencies or instrumentalities or, with respect to 25% of the Fund's total assets, to securities issued or guaranteed by the government of any country other than the United States which is a member of the Organization for Economic Cooperation and Development ("OECD"). The member countries of OECD are at present: Australia, Austria, Belgium, Canada, Denmark, Germany, Finland, France, Greece, Iceland, Ireland, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Spain, Sweden, Switzerland, Turkey, the United Kingdom and the United States; or (b) such purchases would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

     In addition to the above fundamental restrictions, the Fund has undertaken the following non-fundamental restrictions, which may be changed in the future by the Board of Directors, without a vote of the shareholders of the Fund:

     (1) The Fund will not participate on a joint or joint-and-several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the investment adviser or sub-adviser to save commissions or to average prices among them is not deemed to result in a securities trading account.

     (2) The Fund may purchase and sell futures contracts and related options under the following conditions: (a) the then-current aggregate futures market prices of financial instruments required to be delivered and purchased under open futures contracts shall not exceed 30% of the Fund's total assets, at market value; and (b) no more than 5% of the assets, at market value at the time of entering into a contract, shall be committed to margin deposits in relation to futures contracts.

     (3) The Fund will not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of the Fund.

     (4) The Fund will not purchase the securities of any other investment company, except as permitted under the 1940 Act.

     (5) The Fund will not invest for the purpose of exercising control over or management of any company.

     (6) The Fund will not purchase warrants except in units with other securities in original issuance thereof or attached to other securities, if at the time of the purchase, the Fund's investment in warrants, valued at the lower of cost or market, would exceed 5% of the Fund's total assets. For these purposes, warrants attached to units or other securities shall be deemed to be without value.

     (7) The Fund will not invest more than 15% of its total assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended, shall not be deemed illiquid solely by reason of being unregistered. The Investment Adviser shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

     (8) The Fund will not enter into options on securities, securities indices or currencies or related options (including options on futures) if the sum of initial margin deposits and premiums paid for any such option or options would exceed 5% of its total assets, and it will not enter into options with respect to more than 25% of its total assets.

     (9) The Fund may purchase and sell futures contracts and related options under the following conditions: (a) the then-current aggregate futures market prices of financial instruments required to be delivered and purchased under open futures contracts shall not exceed 30% of the Fund's total assets, at market value; and (b) no more than 5% of the assets, at market value at the time of entering into a contract, shall be committed to margin deposits in relation to futures contracts.

     The percentage restrictions referred to above are to be adhered to at the time of investment and are not applicable to a later increase or decrease in percentage beyond the specified limit resulting from change in values or net assets.

FUNDAMENTAL INVESTMENT RESTRICTIONS -- RUSSIA FUND

     The Fund's investment objective, as described under `investment policy' and the following investment restrictions are matters of fundamental policy which may not be changed without the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a shareholders' meeting at which more than 50% of the outstanding shares are present or represented by proxy or (b) more than 50% of the outstanding shares. Under these investment restrictions:

     (1) The Fund will not issue any  senior  security  (as  defined in the 1940
Act), except that (a) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including reverse repurchase agreements, foreign exchange contracts, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (b) the Fund may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, interpretation of the 1940 Act or an exemptive order; (c) the Fund may engage in short sales of securities to the extent permitted in its investment program and other restrictions; (d) the purchase or sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; and (e) subject to fundamental restrictions, the Fund may borrow money as authorized by the 1940 Act.

     (2) at the end of each quarter of the taxable year, (i) with respect to at least 50% of the market value of the Fund's assets, the Fund may invest in cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purchases of this calculation to an amount not greater than 5% of the value of the Fund's total assets, and (ii) not more than 25% of the value of its total assets be invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies).

     (3) The Fund will not concentrate its investments by investing more than 25% of its assets in the securities of issuers in any one industry. This limit will not apply to oil and gas related securities and to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

     (4) The Fund will not invest in commodity contracts, except that the Fund may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities, may enter into transactions in financial and index futures contracts and related options, and may enter into forward currency contracts.

     (5) The Fund will not purchase real estate, interests in real estate or real estate limited partnership interest except that, to the extent appropriate under its investment program, the Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein.

     (6) The Fund will not make loans, except that, to the extent appropriate under its investment program, the Fund may (a) purchase bonds, debentures or other debt securities, including short-term obligations, (b) enter into repurchase transactions and (c) lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Fund's total assets.

     (7) The Fund will not borrow money, except that (a) the Fund may enter into certain futures contracts and options related thereto; (b) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (c) for temporary emergency purposes, the Fund may borrow money in amounts not exceeding 5% of the value of its total assets at the time when the loan is made; (d) the Fund may pledge its portfolio securities or receivables or transfer or assign or otherwise encumber then in an amount not exceeding one-third of the value of its total assets; and (e) for purposes of leveraging, the Fund may borrow money from banks (including its custodian bank), only if, immediately after such borrowing, the value of the Fund's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. If at any time, the value of the Fund's assets fails to meet the 300% asset coverage requirement relative only to leveraging, the Fund will, within three days (not including Sundays and holidays), reduce its borrowings to the extent necessary to meet the 300% test. The Fund will only invest in reverse repurchase agreements up to 5% of the Fund's total assets.

     (8) The Fund will not act as underwriter of securities except to the extent that, in connection with the disposition of portfolio securities by the Fund, the Fund may be deemed to be an underwriter under the provisions of the 1933 Act.

     In addition to the above fundamental restrictions, the Russia Fund has undertaken the following non- fundamental restrictions, which may be changed in the future by the Board of Directors, without a vote of the shareholders of the
Fund:

     (1) The Fund will not invest more than 15% of its total assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended, shall not be deemed illiquid solely by reason of being unregistered. The Investment Adviser shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

     (2) The Fund will not make short sales of securities, other than short sales `against the box,' or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of the Fund.

     (3) The Fund may invest up to 15% of the value of its assets in warrants. This restriction on the purchase of warrants does not apply to warrants attached to, or otherwise included in, a unit with other securities.

     (4) The Fund may purchase and sell futures contracts and related options under the following conditions: (a) the then-current aggregate futures market prices of financial instruments required to be delivered and purchased under open futures contracts shall not exceed 30% of the Fund's total assets, at market value; and (b) no more than 5% of the assets, at market value at the time of entering into a contract, shall be committed to margin deposits in relation to futures contracts.

     (5) The Fund will not purchase the securities of any other investment company, except as permitted under the 1940 Act.

     (6) The Fund will not invest for the purpose of exercising control over or management of any company.

     (7) The Fund will not participate on a joint or joint-and-several basis in any securities trading account. The `bunching' of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the investment adviser to save commissions or to average prices among them is not deemed to result in a securities trading account.

     The percentage restrictions referred to above are to be adhered to at the time of investment and are not applicable to a later increase or decrease in percentage beyond the specified limit resulting from change in values or net assets.

FUNDAMENTAL INVESTMENT RESTRICTIONS -- WORLDWIDE EMERGING MARKETS FUND

     The Fund's investment objective and the following investment restrictions are matters or fundamental policy which may not be changed without the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a shareholders' meeting at which more than 50% of the outstanding shares are present or represented by proxy or (b) more than 50% of the outstanding shares. Under these investment restrictions:

     (1) The Fund will not issue any  senior  security  (as  defined in the 1940
Act), except that: (a) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including reverse repurchase agreements, foreign exchange contracts, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (b) the Fund may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, interpretation of the 1940 Act or an exemptive order; (c) the Fund may engage in short sales of securities to the extent permitted in its investment program and other restrictions; (d) the purchase or sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; and (e) subject to fundamental restrictions, the Fund may borrow money as authorized by the 1940 Act.

     (2) The Fund shall not act as an underwriter of securities except to the extent that, in connection with the disposition of portfolio securities by the Fund, the Fund may be deemed to be an underwriter under the provisions of the 1933 Act.

     (3) The Fund shall not purchase real estate, interests in real estate or real estate limited partnership interests except that, to the extent appropriate under its investment program, the Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein.

     (4) The Fund will not invest in commodity contracts, except that the Fund may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities, may enter into transactions in financial and index futures contracts and related options, may engage in transactions on a when-issued or forward commitment basis, and may enter into forward currency contracts.

     (5) The Fund shall not make loans, except that, to the extent appropriate under its investment program, the Fund may: (a) purchase bonds, debentures or other debt securities, including short-term obligations; (b) enter into repurchase transactions; and (c) lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Fund's total assets.

     (6) The Fund will not hold more than 5% of the value of its total assets in the securities of any one issuer or hold more than 10% of the outstanding voting securities of any one issuer. This restriction applies only to 75% of the value of the Fund's total assets. Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities are excluded from this restriction.

     (7) The Fund will not concentrate its investments in any one industry except that the Fund may invest up to 25% of its total assets in securities issuers principally engaged in any one industry. This limitation, however, will not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, securities invested in, or repurchase agreements for, U.S. Government securities, and certificates of deposit, or bankers' acceptances, or securities of U.S. banks and bank holding companies.

     (8) The Fund shall not borrow money, except that (a) the Fund may enter into certain futures contracts and options related thereto; (b) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (c) for temporary emergency purposes, the Fund may borrow money in amounts not exceeding 5% of the value of its total assets at the time when the loan is made; (d) the Fund may pledge its portfolio securities or receivables or transfer or assign or otherwise encumber them in an amount not exceeding one-third of the value of its total assets; and (e) for purposes of leveraging, the Fund may borrow money from banks (including its custodian bank), only if, immediately after such borrowing, the value of the Fund's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. If at any time, the value of the Fund's assets fails to meet the 300% asset coverage requirement relative only to leveraging, the Fund will, within three days (not including Sundays and holidays), reduce its borrowings to the extent necessary to meet the 300% test.

     In addition to the above fundamental restrictions, the Fund has undertaken the following non-fundamental restrictions, which may be changed in the future by the Board of Directors, without a vote of the shareholders of the Fund:

     (1) The Fund may purchase and sell futures contracts and related options under the following conditions: (a) the then-current aggregate futures market prices of financial instruments required to be delivered and purchased under open futures contracts shall not exceed 30% of the Fund's total assets, at market value; and (b) no more than 5% of the assets, at market value at the time of entering into a contract, shall be committed to margin deposits in relation to futures contracts.

     (2) The Fund will not purchase the securities of any other investment company, except as permitted under the 1940 Act.

     (3) The Fund will not purchase any securities on margin or make short sales of securities, other than short sales `against the box,' or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of the Fund.

     (4) The Fund shall not buy securities from or sell securities (other than securities issued by the Fund) to any of its officers, directors or its investment adviser or distributor as principal.

     (5) The Fund shall not contract to sell any security or evidence of interest therein, except to the extent that the same shall be owned by the Fund.

     (6) The Fund will not invest for the purpose of exercising control over or management of any company.

     (7) The Fund shall not write, purchase or sell puts or calls on underlying securities. However, the Fund may invest up to 15% of the value of its assets in warrants. This restriction on the purchase of warrants does not apply to warrants attached to, or otherwise included in, a unit with other securities.

     (8) The Fund will not invest more than 15% of its total assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended, shall not be deemed illiquid solely by reason of being unregistered. The Investment Adviser shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

     The percentage restrictions referred to above are to be adhered to at the time of investment and are not applicable to a later increase or decrease in percentage beyond the specified limit resulting from change in values or net assets.

FUNDAMENTAL INVESTMENT RESTRICTIONS -- MONEY MARKET TRUST

     The following investment restrictions adopted by the Fund may not be changed without the affirmative vote of a majority (defined as the lesser of:
67% of the shares represented at a meeting at which 50% of outstanding shares are present, or 50% of outstanding shares) of its outstanding shares. The Fund may not: (l) purchase any securities other than money market instruments or other debt securities maturing within two years of the date of purchase; (2) borrow an amount which is in excess of one-third of its total assets taken at market value (including the amount borrowed); and then only from banks as a temporary measure for extraordinary or emergency purposes. The Fund will not borrow to increase income but only to meet redemption requests which might otherwise require undue disposition of portfolio securities. The Fund will not invest while it has borrowings outstanding; (3) pledge its assets except in an amount up to 15% of the value of its total assets taken at market value in order to secure borrowings made in accordance with number (2) above; (4) sell securities short unless at all times while a short position is open the Fund maintains a long position in the same security in an amount at least equal thereto; (5) write or purchase put or call options; (6) purchase securities on margin except the Fund may obtain such short term credit as may be necessary for the clearance of purchases and sales of portfolio securities; (7) make investments for the purpose of exercising control or management; (8) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; (9) make loans to other persons, provided that the Fund may purchase money market securities or enter into repurchase agreements and lend securities owned or held by it as provided herein; (10) lend its portfolio securities, except in conformity with the guidelines set forth below; (11) concentrate more than 25% of its total assets, taken at market value at the time of such investment, in any one industry, except U.S. Government and U.S. Government agency securities and U.S. bank obligations; (12) purchase any securities other than U.S. Government or U.S. Government agency securities, if immediately after such purchase more than 5% of its total assets would be invested in securities of any one issuer for more than three business days; (taken at market value) (13) purchase or hold real estate, commodities or commodity contracts; ( 14 ) invest more than 5% of its total assets (taken at market value) in issues for which no readily available market exists or with legal or contractual restrictions on resale except for repurchase agreements; (15) act as an underwriter (except as it may be deemed such as to the sale of restricted securities); or (16) enter into reverse repurchase agreements.

     LENDING OF PORTFOLIO SECURITIES. As stated in number (10) above, subject to guidelines established by the Funds and by the Securities and Exchange
Commission, the Lexington Money Market Trust, from time-to-time, may lend portfolio securities to brokers, dealers, corporations or financial institutions and receive collateral which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such collateral will be either cash or fully negotiable U. S. Treasury or agency issues. If cash, such collateral will be invested in short term securities, the income from which will increase the return to the Fund. However, a portion of such incremental return may be shared with the borrower. If securities, the usual procedure will be for the borrower to pay a fixed fee to the Fund for such time as the loan is outstanding. The Fund will retain substantially all rights of beneficial ownership as to the loaned portfolio securities including rights to interest or other distributions and will have the right to regain record ownership of loaned securities in order to exercise such beneficial rights. Such loans will be terminable at any time. The Fund may pay reasonable fees to persons unaffiliated with it in connection with the arranging of such loans.

                             PORTFOLIO TRANSACTIONS

     Subject to policies established by the Funds' Board of Directors/Trustees, the Investment Manager is responsible for the execution of the Funds' portfolio transactions and the selection of brokers/dealers that execute such transactions on behalf of the Funds. The Funds' primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved. This policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with this policy, the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and such other policies as the Directors may determine, ING Pilgrim Investments may consider sales of shares of the Funds and of the other funds managed by ING Pilgrim Investments (the `Pilgrim Funds') as a factor in the selection of broker-dealers to execute the Funds' portfolio transactions.

     Consistent with the interests of the Funds, the Investment Manager may select brokers to execute the Funds' portfolio transactions on the basis of the research and brokerage services they provide to the Investment Manager for its use in managing the Funds and its other advisory accounts so long as the criteria  of  Section  28(e)  of the  Securities  Exchange  Act of 1934 are met.
Section 28(e) of the Securities Exchange Act of 1934 was adopted in 1975 and specifies that a person with investment discretion shall not be `deemed to have acted unlawfully or to have breached a fiduciary duty' solely because such person has caused the account to pay higher commissions than the lowest available under certain circumstances, provided that the person so exercising investment discretion makes a good faith determination that the amount of commissions paid was `reasonable in relation to the value of the brokerage and research services provided are viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion.' Such services may include furnishing analyses, reports and information concerning issuers, industries, securities, geographic regions, economic factors and trends, portfolio strategy, and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Research and brokerage services received from such brokers are in addition to, and not in lieu of, the services required to be performed by the Investment Manager under the Investment Management Agreement. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Investment Manager determines in good faith that such commission is reasonable in terms either of that particular transaction or the overall responsibility of the Investment Manager to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits received by the Fund over the long term. Research services may also be received from dealers who execute Fund transactions.

     Currently, it is not possible to determine the extent to which commissions that reflect an element of value for research services (`soft dollars') might exceed commissions that would be payable for execution services alone. Nor generally can the value of research services to the Funds be measured. Research services furnished might be useful and of value to ING Pilgrim Investments and its affiliates, in serving other clients as well as the Funds. On the other hand, any research services obtained by ING Pilgrim Investments or its affiliates from the placement of portfolio brokerage of other clients might be useful and of value to ING Pilgrim Investments in carrying out its obligations to the Funds. With respect to Precious Metals Fund and Silver Fund it is, as a general matter, the Funds' policy to execute in the U.S. all transactions with respect to securities traded in the U.S. and to execute its gold transactions in the U.S. except when better price and execution can, in the judgment of management of the Funds, be obtained elsewhere. For the Precious Metals Fund and Silver Fund, over-the-counter purchases and sales are normally made with principal market makers, except where, in the opinion of management, the best executions are available elsewhere.

     Investment decisions for the Funds and for other investment accounts managed by the Investment Manager are made independently of each other in light of differing conditions. However, the same investment decision occasionally may be made for two or more of such accounts. In such cases, simultaneous transactions may occur. Purchases or sales are then allocated as to price or amount in a manner deemed fair and equitable to all accounts involved. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Funds are concerned, in other cases the Investment Manager believes that coordination and the ability to participate in volume transactions will be beneficial to the Funds.

     Debt securities generally are traded on a `net' basis with a dealer acting as principal for its own account without a stated commission, although the price of the security usually includes a profit to the dealer. U.S. and foreign government securities and money market instruments generally are traded in the OTC markets. In underwritten offerings, securities usually are purchased at a fixed price which includes a amount of compensation to the underwriter. On occasion, securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. Brokers/dealers may receive commissions on futures, currency and options transactions.

     The Funds anticipate that their brokerage transactions involving securities of companies domiciled in countries other than the United States will normally be conducted on the principal stock exchanges of those countries. Fixed commissions of foreign stock exchange transactions are generally higher than the negotiated commission rates available in the United States. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the United States.

     The Funds engage in portfolio trading when the Investment Manager concludes that the sale of a security owned by the Funds and/or the purchase of another security of better value can enhance principal and/or increase income. A security may be sold to avoid any prospective decline in market value, or a security may be purchased in anticipation of a market rise. Consistent the Funds' investment objectives, a security also may be sold and a comparable security purchased coincidentally in order to take advantage of what is believed to be a disparity in the normal yield and price relationship between the two securities.

     Although the Funds do not generally intend to trade for short-term profits, the Funds' investments may be changed when circumstances warrant, without regard to the length of time a particular security has been held. It is expected that the Funds will have an annual portfolio turnover rate that will generally not exceed 100%. A 100% portfolio turnover rate would occur if the lesser of the value of purchases or sales of portfolio securities for the Fund for a year (excluding purchases of U.S. Treasury and other securities with a maturity at the date of purchase of one year or less) were equal to 100% of the average monthly value of the securities, excluding short-term investments, held by the Funds during such year. A high turnover rate (100% or more) results in correspondingly greater brokerage commissions and other transactional expenses which are borne by the Funds. High portfolio turnover may result in the realization of net short-term capital gains by the Funds which, when distributed to shareholders, will be taxable as ordinary income. See `Tax Considerations.'

     The brokerage commissions paid by each Fund and the Fund's portfolio turnover rate for the last three years are as follows:


GNMA INCOME FUND
                 TOTAL BROKERAGE           SOFT DOLLAR               PORTFOLIO
                 COMMISSION PAID         COMMISSION PAID           TURNOVER RATE
                 ---------------         ---------------           -------------
12/98             $    34,516              $       0                  54.47%
12/99             $    60,939              $       0                  25.10%
12/00             $        -0-             $ _______                 164.00%

PRECIOUS METALS FUND (1)
                 TOTAL BROKERAGE           SOFT DOLLAR               PORTFOLIO
                 COMMISSION PAID         COMMISSION PAID           TURNOVER RATE
                 ---------------         ---------------           -------------
12/97             $   223,351              $  42,728                  38.32%
12/98             $   124,761              $  31,159                  28.93%
12/99             $   389,449              $ 110,507                  78.55%
10/00             $   140,353              $ _______                  27.00%

GROWTH AND INCOME FUND
                 TOTAL BROKERAGE           SOFT DOLLAR               PORTFOLIO
                 COMMISSION PAID         COMMISSION PAID           TURNOVER RATE
                 ---------------         ---------------           -------------
12/98             $   372,204              $ 177,110                  63.20%
12/99             $   482,487              $ 237,439                  86.31%
12/00             $   592,997              $ _______                  46.00%

INTERNATIONAL FUND (1)
                 TOTAL BROKERAGE           SOFT DOLLAR               PORTFOLIO
                 COMMISSION PAID         COMMISSION PAID           TURNOVER RATE
                 ---------------         ---------------           -------------
12/97             $   177,179              $  20,613                 122.56%
12/98             $   174,405              $  40,453                 143.67%
12/99             $   167,074              $  38,707                 148.82%
10/00             $   167,309              $ _______                 113.00%

SILVER FUND (1)
                 TOTAL BROKERAGE           SOFT DOLLAR               PORTFOLIO
                 COMMISSION PAID         COMMISSION PAID           TURNOVER RATE
                 ---------------         ---------------           -------------
12/97             $   111,983              $       0                  18.76%
12/98             $    62,713              $       0                  28.78%
12/99             $    36,882              $  11,129                  29.44%
10/00             $    25,226              $ _______                   9.00%

SMALLCAP ASIA GROWTH FUND (1)
                 TOTAL BROKERAGE           SOFT DOLLAR               PORTFOLIO
                 COMMISSION PAID         COMMISSION PAID           TURNOVER RATE
                 ---------------         ---------------           -------------
12/97             $   632,268              $       0                 187.41%
12/98             $   290,149              $       0                 192.28%
12/99             $   235,538              $       0                 172.89%
10/00             $   124,584              $ _______                 108.00%

RUSSIA FUND (1)
                 TOTAL BROKERAGE           SOFT DOLLAR               PORTFOLIO
                 COMMISSION PAID         COMMISSION PAID           TURNOVER RATE
                 ---------------         ---------------           -------------
12/97             $     5,475              $       0                  66.84%
12/98             $    47,806              $       0                  65.76%
12/99             $    91,247              $       0                  91.14%
10/00             $    36,454              $ _______                  52.00%

WORLDWIDE EMERGING MARKETS FUND (1)
                 TOTAL BROKERAGE           SOFT DOLLAR               PORTFOLIO
                 COMMISSION PAID         COMMISSION PAID           TURNOVER RATE
                 ---------------         ---------------           -------------
12/97             $ 2,989,156              $ 234,472                 112.05%
12/98             $   924,618              $  36,566                 107.19%
12/99             $ 1,367,102              $ 170,098                 184.39%
10/00             $ 2,166,094              $ ________                241.00%

----------
(1)  Effective July 26th,  2000, the Fund changed its fiscal year end to October
     31. October 2000 numbers represent the ten months from January 1, 2000 to October 31, 2000.

ABOUT THE MONEY MARKET TRUST

     Portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for money market instruments. Therefore, usually no brokerage commissions were paid by the Fund. Transactions are allocated to various dealers by the Investment Manager in its best judgment. Dealers are selected primarily on the basis of prompt execution of orders at the most favorable prices. The Fund has no obligation to deal with any dealer or group of dealers. Particular dealers may be selected for research or statistical and other services to enable the Investment Manager to supplement its own research and analysis with that of such firms. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Manager under the Investment Management Agreement and the expenses of the Investment Manager will not necessarily be reduced as a result of the receipt of such supplemental information.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     A complete description of the manner in which shares may be purchased, redeemed or exchanged appears in the Prospectus under `Shareholder Guide.' Shares of the Funds are offered at the net asset value next computed following receipt of the order by the dealer (and/or the Distributor) or by the Funds' transfer agent, DST Systems, Inc. (`Transfer Agent'), plus, for Class A, a varying sales charge depending upon the amount of money invested, as set forth in the Prospectus.

SPECIAL PURCHASES AT NET ASSET VALUE

     Class A shares of the Funds may be purchased at net asset value, without a sales charge, by persons who have redeemed their Class A shares of a Fund (or shares of other funds managed by the Investment Manager in accordance with the terms of such privileges established for such funds) within the previous 90 days. The amount that may be so reinvested in the Fund is limited to an amount up to, but not exceeding, the redemption proceeds (or to the nearest full share if fractional shares are not purchased). In order to exercise this privilege, a written order for the purchase of shares must be received by the Transfer Agent, or be postmarked, within 90 days after the date of redemption. This privilege may only be used once per calendar year. Payment must accompany the request and the purchase will be made at the then current net asset value of the Fund. Such purchases may also be handled by a securities dealer who may charge a shareholder for this service. If the shareholder has realized a gain on the redemption, the transaction is taxable and any reinvestment will not alter any applicable Federal capital gains tax. If there has been a loss on the redemption and a subsequent reinvestment pursuant to this privilege, some or all of the loss may not be allowed as a tax deduction depending upon the amount reinvested, although such disallowance is added to the tax basis of the shares acquired upon the reinvestment.

     Class A shares of the Funds may also be purchased at net asset value by any person who can document that Fund shares were purchased with proceeds from the redemption (within the previous 90 days) of shares from any unaffiliated mutual fund on which a sales charge was paid or which were subject at any time to a CDSC, and the Distributor has determined in its discretion that the unaffiliated fund invests primarily in the same types of securities as the ING Pilgrim Fund purchased.

     Additionally, Class A shares of the Funds may also be purchased at net asset value by any charitable organization or any state, county, or city, or any instrumentality, department, authority or agency thereof that has determined that a Fund is a legally permissible investment and that is prohibited by applicable investment law from paying a sales charge or commission in connection with the purchase of shares of any registered management investment company (`an eligible governmental authority'). If an investment by an eligible governmental authority at net asset value is made though a dealer who has executed a selling group agreement with respect to the Fund (or the other open-end Pilgrim Funds) the Distributor may pay the selling firm 0.25% of the Offering Price.

     The officers, directors/trustees and bona fide full-time employees of each Fund and the officers, directors and full-time employees of the Investment Manager, any Sub-Advisers, the Distributor, any service provider to the Funds or affiliated corporations thereof or any trust, pension, profit-sharing or other benefit plan for such persons, broker-dealers, for their own accounts or for members of their families (defined as current spouse, children, parents, grandparents, uncles, aunts, siblings, nephews, nieces, step-relations, relations at-law, and cousins) employees of such broker-dealers (including their immediate families) and discretionary advisory accounts of the Investment Manager or any Sub-Adviser, may purchase Class A shares of a Fund at net asset value without a sales charge. Such purchaser may be required to sign a letter stating that the purchase is for his own investment purposes only and that the securities will not be resold except to the Fund. The Funds may, under certain circumstances, allow registered investment advisers to make investments on behalf of their clients at net asset value without any commission or concession.

     Class A shares may also be purchased at net asset value by certain fee based registered investment advisers, trust companies and bank trust departments under certain circumstances making investments on behalf of their clients and by shareholders who have authorized the automatic transfer of dividends from the same class of another open-end fund managed by the Investment Manager or from Pilgrim Prime Rate Trust.

     Class A shares may also be purchased without a sales charge by (i) shareholders who have authorized the automatic transfer of dividends from the same class of another Pilgrim Fund distributed by the Distributor or from Pilgrim Prime Rate Trust; (ii) registered investment advisors, trust companies and bank trust departments investing in Class A shares on their own behalf or on behalf of their clients, provided that the aggregate amount invested in any one or more Funds, during the 13 month period starting with the first investment, equals at least $1 million; (iii) broker-dealers, who have signed selling group agreements with the Distributor, and registered representatives and employees of such broker-dealers, for their own accounts or for members of their families (defined as current spouse, children, parents, grandparents, uncles, aunts, siblings, nephews, nieces, step relations, relations-at-law and cousins); (iv) broker-dealers using third party administrators for qualified retirement plans who have entered into an agreement with the Pilgrim Funds or an affiliate, subject to certain operational and minimum size requirements specified from time-to-time by the Pilgrim Funds; (v) accounts as to which a banker or broker-dealer charges an account management fee (`wrap accounts'); and (vi) any registered investment company for which Pilgrim Investments serves as Investment Manager.

     The Funds may terminate or amend the terms of these sales charge waivers at any time.

LETTERS OF INTENT AND RIGHTS OF ACCUMULATION

     An investor may immediately qualify for a reduced sales charge on a purchase of Class A shares by completing the Letter of Intent section of the Shareholder Application in the Prospectus (the `Letter of Intent' or `Letter'). By completing the Letter, the investor expresses an intention to invest during the next 13 months a specified amount which if made at one time would qualify for the reduced sales charge. At any time within 90 days after the first investment which the investor wants to qualify for the reduced sales charge, a signed Shareholder Application, with the Letter of Intent section completed, may be filed with the Funds. After the Letter of Intent is filed, each additional investment made will be entitled to the sales charge applicable to the level of investment indicated on the Letter of Intent as described above. Sales charge reductions based upon purchases in more than one investment in the Pilgrim Funds will be effective only after notification to the Distributor that the investment qualifies for a discount. The shareholder's holdings in the Investment Manager's funds (excluding Pilgrim General Money Market shares) acquired within 90 days before the Letter of Intent is filed will be counted towards completion of the Letter of Intent but will not be entitled to a retroactive downward adjustment of sales charge until the Letter of Intent is fulfilled. Any redemptions made by the shareholder during the 13-month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter of Intent have been completed. If the Letter of Intent is not completed within the 13-month period, there will be an upward adjustment of the sales charge as specified below, depending upon the amount actually purchased (less redemption) during the period.

     An investor acknowledges and agrees to the following provisions by completing the Letter of Intent section of the Shareholder Application in the Prospectus. A minimum initial investment equal to 25% of the intended total investment is required. An amount equal to the maximum sales charge or 5.75% of the total intended purchase will be held in escrow at Pilgrim Funds, in the form of shares, in the investor's name to assure that the full applicable sales charge will be paid if the intended purchase is not completed. The shares in escrow will be included in the total shares owned as reflected on the monthly statement; income and capital gain distributions on the escrow shares will be paid directly by the investor. The escrow shares will not be available for redemption by the investor until the Letter of Intent has been completed, or the higher sales charge paid. If the total purchases, less redemptions, equal the amount specified under the Letter, the shares in escrow will be released. If the total purchases, less redemptions, exceed the amount specified under the Letter and is an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made by the Distributor and the dealer with whom purchases were made pursuant to the Letter of Intent (to reflect such further quantity discount) on purchases made within 90 days before, and on those made after filing the Letter. The resulting difference in offering price will be applied to the purchase of additional shares at the applicable offering price. If the total purchases, less redemptions, are less than the amount specified under the Letter, the investor will remit to the Distributor an amount equal to the difference in dollar amount of sales charge actually paid and the amount of sales charge which would have applied to the aggregate purchases if the total of such purchases had been made at a single account in the name of the investor or to the investor's order. If within 10 days after written request such difference in sales charge is not paid, the redemption of an appropriate number of shares in escrow to realize such difference will be made. If the proceeds from a total redemption are inadequate, the investor will be liable to the Distributor for the difference. In the event of a total redemption of the account prior to fulfillment of the Letter of Intent, the additional sales charge due will be deducted from the proceeds of the redemption and the balance will be forwarded to the Investor. By completing the Letter of Intent section of the Shareholder Application, an investor grants to the Distributor a security interest in the shares in escrow and agrees to irrevocably appoint the Distributor as his attorney-in-fact with full power of substitution to surrender for redemption any or all shares for the purpose of paying any additional sales charge due and authorizes the Transfer Agent or Sub-Transfer Agent to receive and redeem shares and pay the proceeds as directed by the Distributor. The investor or the securities dealer must inform the Transfer Agent or the Distributor that this Letter is in effect each time a purchase is made.

     If at any time prior to or after completion of the Letter of Intent the investor wishes to cancel the Letter of Intent, the investor must notify the Distributor in writing. If, prior to the completion of the Letter of Intent, the investor requests the Distributor to liquidate all shares held by the investor, the Letter of Intent will be terminated automatically. Under either of these situations, the total purchased may be less than the amount specified in the Letter of Intent. If so, the Distributor will redeem at NAV to remit to the Distributor and the appropriate authorized dealer an amount equal to the difference between the dollar amount of the sales charge actually paid and the amount of the sales charge that would have been paid on the total purchases if made at one time.

     The value of shares of the Funds plus shares of the other open-end funds distributed by the Distributor (excluding ING Pilgrim General Money Market shares) can be combined with a current purchase to determine the reduced sales charge and applicable offering price of the current purchase. The reduced sales charge applies to quantity purchases made at one time or on a cumulative basis over any period of time by (i) an investor, (ii) the investor's spouse and children under the age of majority, (iii) the investor's custodian accounts for the benefit of a child under the Uniform Gift to Minors Act, (iv) a trustee or other fiduciary of a single trust estate or a single fiduciary account (including a pension, profit-sharing and/or other employee benefit plans qualified under Section 401 of the Code), by trust companies' registered investment advisors, banks and bank trust departments for accounts over which they exercise exclusive investment discretionary authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity.

     The reduced sales charge also apply on a non-cumulative basis, to purchases made at one time by the customers of a single dealer, in excess of $1 million. The Letter of Intent option may be modified or discontinued at any time.

     Shares of the Funds and other open-end Pilgrim Funds (excluding ING Pilgrim General Money Market shares) purchased and owned of record or beneficially by a corporation, including employees of a single employer (or affiliates thereof) including shares held by its employees, under one or more retirement plans, can be combined with a current purchase to determine the reduced sales charge and applicable offering price of the current purchase, provided such transactions are not prohibited by one or more provisions of the Employee Retirement Income Security Act or the Internal Revenue Code. Individuals and employees should consult with their tax advisors concerning the tax rules applicable to retirement plans before investing.

     For the purposes of Rights of Accumulation and the Letter of Intent Privilege, shares held by investors in the Pilgrim Funds which impose a CDSC may be combined with Class A shares for a reduced sales charge but will not affect any CDSC which may be imposed upon the redemption of shares of a Fund which imposes a CDSC.

REDEMPTIONS

     Payment to shareholders for shares redeemed will be made within seven days after receipt by the Funds' Transfer Agent of the written request in proper form, except that a Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted as determined by the SEC or such exchange is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio series or valuation of net assets of the Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Funds' shareholders. At various times, a Fund may be requested to redeem shares for which it has not yet received good payment. Accordingly, the Fund may delay the mailing of a redemption check until such time as it has assured itself that good payment has been collected for the purchase of such shares, which may take up to 15 days or longer.

     The Funds intend to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, an investor may incur brokerage costs in converting such securities to cash. However, the Funds have elected to be governed by the provisions of Rule 18f-1 under the 1940 Act, which contains a formula for determining the minimum amount of cash to be paid as part of any redemption. In the event the Funds must liquidate portfolio securities to meet redemptions, they reserves the right to reduce the redemption price by an amount equivalent to the pro-rated cost of such liquidation not to exceed one percent of the net asset value of such shares.

     Due to the relatively high cost of handling small investments, each Fund reserves the right, upon 30 days written notice, to redeem, at net asset value (less any applicable deferred sales charge), the shares of any shareholder whose account has a value of less than $1,000 in the Fund, other than as a result of a decline in the net asset value per share. Before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount and will allow the shareholder 30 days to make an additional investment in an amount that will increase the value of the account to at least $1,000 before the redemption is processed. This policy will not be implemented where a Fund has previously waived the minimum investment requirements.

     The value of shares on redemption or repurchase may be more or less than the investor's cost, depending upon the market value of the portfolio securities at the time of redemption or repurchase.

     Certain purchases of Class A shares and most Class B and Class C shares may be subject to a CDSC. Shareholders will be charged a CDSC if certain of those shares are redeemed within the applicable time period as stated in the prospectus.

     No CDSC is imposed on any shares subject to a CDSC to the extent that those shares (i) are no longer subject to the applicable holding period, (ii) resulted from reinvestment of distributions on CDSC shares, or (iii) were exchanged for shares of another fund managed by the Investment Manager, provided that the shares acquired in such exchange and subsequent exchanges will continue to remain subject to the CDSC, if applicable, until the applicable holding period expires.

     The CDSC or redemption fee will be waived for certain redemptions of shares upon (i) the death or permanent disability of a shareholder, or (ii) in connection with mandatory distributions from an Individual Retirement Account (`IRA') or other qualified retirement plan. The CDSC or redemption fee will be waived in the case of a redemption of shares following the death or permanent disability of a shareholder if the redemption is made within one year of death or initial determination of permanent disability. The waiver is available for total or partial redemptions of shares owned by an individual or an individual in joint tenancy (with rights of survivorship), but only for redemptions of shares held at the time of death or initial determination of permanent disability. The CDSC or redemption fee will also be waived in the case of a total or partial redemption of shares in connection with any mandatory distribution from a tax-deferred retirement plan or an IRA. The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from services, except that a CDSC or redemption fee may be waived in certain circumstances involving redemptions in connection with a distribution from a qualified employer retirement plan in connection with termination of employment or termination of the employer's plan and the transfer to another employer's plan or to an IRA. The shareholder must notify the Fund either directly or through the Distributor at the time of redemption that the shareholder is entitled to a waiver of CDSC or redemption fee. The waiver will then be granted subject to confirmation of the shareholder's entitlement. The CDSC or redemption fee, which may be imposed on Class A shares purchased in excess of $1 million, will also be waived for registered investment advisors, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. These waivers may be changed at any time.

REINSTATEMENT PRIVILEGE

     If you sell Class B or Class C shares of a ING Pilgrim Fund, you may reinvest some or all of the proceeds in the same share class within 90 days without a sales charge. Reinstated Class B and Class C shares will retain their original cost and purchase date for purposes of the CDSC. The amount of any CDSC also will be reinstated. To exercise this privilege, the written order for the purchase of shares must be received by the Transfer Agent or be postmarked within 90 days after the date of redemption. This privilege can be used only once per calendar year. If a loss is incurred on the redemption and the reinstatement privilege is used, some or all of the loss may not be allowed as a tax deduction.

CONVERSION OF CLASS B SHARES

     A shareholder's Class B shares will automatically convert to Class A shares in a Fund on the first business day of the month in which the eighth anniversary of the issuance of the Class B shares occurs, together with a pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares. The conversion of Class B shares into Class A shares is subject to the continuing availability of an opinion of counsel or an Internal Revenue Service (`IRS') ruling, if the Investment Manager deems it advisable to obtain such advice, to the effect that (1) such conversion will not constitute taxable events for federal tax purposes; and (2) the payment of different dividends on Class A and Class B shares does not result in the Fund's dividends or distributions constituting `preferential dividends' under the Internal Revenue Code of 1986. The Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares. The conversion will be effected at the relative net asset values per share of the two Classes.

DEALER'S COMMISSIONS AND OTHER INCENTIVES

     In connection with the sale of shares of the Funds, the Distributor may pay Authorized Dealers of record a sales commission as a percentage of the purchase price. In connection with the sale of Class A shares, the Distributor will re-allow to Authorized Dealers of record from the sales charge on such sales the following amounts:

                                  EQUITY FUNDS

                                          DEALER'S REALLOWANCE AS A
                                        PERCENTAGE OF OFFERING PRICE
      AMOUNT OF TRANSACTION                       CLASS A
      ---------------------                       -------
   Less than $ 50,000                              5.00%
   $   50,000  -- $  99,999                        3.75%
   $  100,000  -- $ 249,999                        2.75%
   $  250,000  -- $ 499,999                        2.00%
   $  500,000  -- $ 999,999                        1.75%
   $1,000,000 and over                             See below

                                  INCOME FUNDS

                                          DEALER'S REALLOWANCE AS A
                                        PERCENTAGE OF OFFERING PRICE
      AMOUNT OF TRANSACTION                       CLASS A
      ---------------------                       -------
   Less than $ 50,000                              4.25%
   $   50,000  -- $  99,999                        4.00%
   $  100,000  -- $ 249,999                        3.00%
   $  250,000  -- $ 499,999                        2.25%
   $  500,000  -- $ 999,999                        1.75%
   $1,000,000 and over                             See below

     The Distributor may pay to Authorized Dealers out of its own assets commissions on shares sold in Classes A, B and C, at net asset value, which at the time of investment would have been subject to the imposition of a contingent deferred sales charge (`CDSC') if redeemed. There is no sales charge on purchases of $1,000,000 or more of Class A shares. However, such purchases may be subject to a CDSC, as disclosed in the Prospectus. The Distributor will pay Authorized Dealers of record commissions at the rates shown in the table below for purchases of Class A shares that are subject to a CDSC.

                                           DEALER COMMISSION AS A
    AMOUNT OF TRANSACTION               PERCENTAGE OF AMOUNT INVESTED
    ---------------------               -----------------------------
   $1,000,000 to $2,499,000                        1.00%
   $2,500,000 to $4,999,999                        0.50%
   $5,000,000 and over                             0.25%

     Also, the Distributor will pay out of its own assets a commission of 1% of the amount invested for purchases of Class A shares of less than $1 million by qualified employer retirement plans with 50 or more participants.

     The Distributor will pay out of its own assets a commission of 4% of the amount invested for purchases of Class B shares subject to a CDSC. For purchases of Class C shares subject to a CDSC, the Distributor may pay out of its own assets a commission of 1% of the amount invested of each Fund.

     The Distributor may, from time to time, at its discretion, allow a selling dealer to retain 100% of a sales charge, and such dealer may therefore be deemed an `underwriter' under the Securities Act of 1933, as amended. the Distributor, at its expense, may also provide additional promotional incentives to dealers. The incentives may include payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to locations within or outside of the United States, merchandise or other items. For more information on incentives, see `Management of the Funds -- 12b-1 Plans' in this Statement of Additional Information.

                          DETERMINATION OF SHARE PRICE

     The Funds calculate net asset value as of the close of normal trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time, unless weather, equipment failure or other factors contribute to an earlier closing time) each business day. It is expected that the New York Stock Exchange will be closed on Saturdays and Sundays and on New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Per share net asset value is calculated by dividing the value of the Funds' total net assets by the total number of the Funds' shares then outstanding. For the Money Market Trust, substantially all of the Fund's net income calculated from the immediately preceding determination of net income, is declared daily as dividends.

     The Funds' portfolio securities and other assets are valued as follows:

     Portfolio securities are valued using current market valuations: either the last reported sales price or, in the case of securities for which there is no reported last sale and fixed-income securities, the mean between the closing bid and asked price. Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of each Fund's Board, in accordance with methods that are specifically authorized by the Board. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Funds in connection with such disposition). In addition, specific factors also are generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

     The fair value of other assets is added to the value of all securities positions to arrive at the value of a Fund's total assets. The Fund's liabilities, including accruals for expenses, are deducted from its total assets. Once the total value of the Fund's net assets is so determined, that value is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the net asset value per share. Short-term obligations with maturities of 60 days or less are valued at amortized cost as reflecting fair value. Options are valued at the mean of the last bid and asked price on the exchange where the option is primarily traded.

     Long-term debt obligations are valued at the mean of representative quoted bid or asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type; however, when the Investment Manager deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term debt investments are amortized to maturity based on their cost, adjusted for foreign exchange translation, provided such valuation represents fair value.

     Options on currencies purchased by the Funds are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of OTC options. The value of each security denominated in a currency other than U.S. dollars will be translated into U.S. dollars at the prevailing market rate as determined by the Investment Manager on that day.

     The value of securities denominated in foreign currencies and traded on foreign exchanges or in foreign markets will be translated into U.S. dollars at the last price of their respective currency denomination against U.S. dollars quoted by a major bank or, if no such quotation is available, at the rate of exchange determined in accordance with policies established in good faith by the

Boards. Because the value of securities denominated in foreign currencies must be translated into U.S. dollars, fluctuations in the value of such currencies in relation to the U.S. dollar may affect the net asset value of a Fund's shares even without any change in the foreign-currency denominated values of such securities.

     Because foreign securities markets may close before a Fund determines its net asset value, events affecting the value of portfolio securities occurring between the time prices are determined and the time the Fund calculates its net asset value may not be reflected unless the Investment Manager, under supervision of the Board, determines that a particular event would materially affect the Fund's net asset value.

     European, Far Eastern or Latin American securities trading may not take place on all days on which the NYSE is open. Further, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund's respective net asset values therefore may not take place contemporaneously with the determination of the prices of securities held by the Fund. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the NYSE will not be reflected in a Fund's net asset value unless the Investment Manager, under the supervision of the Fund's Board of Trustees, determines that the particular event would materially affect net asset value. As a result, the Fund's net asset value may be significantly affected by such trading on days when a shareholder cannot purchase or redeem shares of the Fund.

     The per share net asset value of Class A shares generally will be higher than the per share net asset value of shares of the other classes, reflecting daily expense accruals of the higher distribution fees applicable to Class B and Class C. It is expected, however, that the per share net asset value of the classes will tend to converge immediately after the payment of dividends or distributions that will differ by approximately the amount of the expense accrual differentials between the classes.

     The price of silver and gold bullion is determined by measuring the mean between the closing bid and asked quotations of silver and gold bullion set at the time of the close of the New York Stock Exchange, as supplied by the Precious Metals Fund's and Silver Fund's custodian bank or other broker-dealers or banks approved by the Precious Metals Fund and Silver Fund, on each date that the Exchange is open for business.

LEXINGTON MONEY MARKET TRUST

     For the purpose of determining the price at which shares are issued and redeemed, the net asset value per share is calculated immediately after the daily dividend declaration by: (a) valuing all securities and instruments as set forth below; (b) deducting the Fund's liabilities; and (c) dividing the resulting amount by the number of shares outstanding. As discussed below, it is the intention of the Fund to maintain a net asset value per share of $1.00. The Fund's portfolio instruments are valued on the basis of amortized cost. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold its portfolio. During periods of declining interest rates, the daily yield on shares of the Fund computed as described above may be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all its portfolio instruments. Thus, if the use of amortized cost by the Fund results in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from an investment in a fund utilizing solely market values, and existing investors in the Fund would receive less investment income. The converse would apply in a period of rising interest rates.

     The Fund's use of amortized cost and the maintenance of the Fund's per share net value at $1.00 is based on its election to operate under the provisions of Rule 2a-7 under the 1940 Act. As a condition of operating under that rule, the Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of thirteen months or less, and invest only in securities which are determined by the Board of Trustees to present minimal credit risks and which are of high quality as required by the Rule, or in the case of any instrument not so rated, considered by the Board of Trustees to be of comparable quality. Securities in the Trust will consist of money market instruments that have been rated (or whose issuer's short-term debt obligations are rated) in one of the two highest categories (i.e., `Al/Pl') by both Standard & Poor's Corporation (`S&P') and Moody's Investors Services, Inc. (`Moody's'), two nationally recognized statistical rating organizations (`NRSRO').

     The Fund may invest up to 5% of its assets in any single `Tier I' security (other than U.S. Government securities), measured at the time of acquisition; however, it may invest more than 5% of its assets in a single Tier 1 security for no more than three business days. A `Tier I' security is one that has been rated (or the issuer of such security has been rated) by both S&P and Moody's in the highest rating category or, if unrated, is of comparable quality. A security rated in the highest category by only one of these NRSROs is also considered a Tier 1 security.

     In addition, the Fund may invest not more than 5% of its assets in `Tier 2' securities. A Tier 2 security is a security that is (a) rated in the second highest category by either S&P or Moody's or (b) an unrated security that is deemed to be of comparable quality by the Fund's investment advisor. The Fund may invest up to 1% of its assets in any single Tier 2 security.

     The Fund may invest only in a money market instrument that has a remaining maturity of 13 months (397 days) or less, provided that the Fund's average weighted maturity is 90 days or less.

     The Board of Trustees has also agreed, as a particular responsibility within the overall duty of care owed to its shareholders, to establish procedures reasonably designed, taking into account current market conditions and the Fund's investment objective, to stabilize the net asset value per share as computed for the purposes of sales and redemptions at $1.00. These procedures include periodic review, as the Board deems appropriate and at such intervals as are reasonable in light of current market conditions, of the relationship between the amortized cost value per share and a net asset value per share based upon available indications of market value. In such review, investments for which market quotations are readily available are valued at the most recent bid price or quoted yield equivalent for such securities or for securities of comparable maturity, quality and type as obtained from one or more of the major market makers for the securities to be valued. Other investments and assets are valued at fair value, as determined in good faith by the Board of Trustees.

                             SHAREHOLDER INFORMATION

     Certificates representing shares of the Funds will not normally be issued to shareholders. The Transfer Agent will maintain an account for each shareholder upon which the registration and transfer of shares are recorded, and any transfers shall be reflected by bookkeeping entry, without physical delivery.

     The Transfer Agent will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account (i.e., wiring instructions, telephone privileges, etc.).

     Each Fund reserves the right, if conditions exist that make cash payments undesirable, to honor any request for redemption or repurchase order with respect to shares of the Fund by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing a Fund's net asset value (redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting theses securities to cash. Each Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Fund is obligated to redeem shares with respect to any one shareholder during any 90-day period solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

                       SHAREHOLDER SERVICES AND PRIVILEGES

     As discussed in the Prospectus, the Funds provide a Pre-Authorized Investment Program for the convenience of investors who wish to purchase shares of the Funds on a regular basis. Such a Program may be started with an initial investment ($1,000 minimum) and subsequent voluntary purchases ($100 minimum) with no obligation to continue. The Program may be terminated without penalty at any time by the investor or the Funds. The minimum investment requirements may be waived by the Funds for purchases made pursuant to (i) employer-administered payroll deduction plans, (ii) profit-sharing, pension, or individual or any employee retirement plans, or (iii) purchases made in connection with plans providing for periodic investments in Fund shares.

     For investors purchasing shares of the Funds under a tax-qualified individual retirement or pension plan or under a group plan through a person designated for the collection and remittance of monies to be invested in shares of the Funds on a periodic basis, the Funds may, in lieu of furnishing confirmations following each purchase of Fund shares, send statements no less frequently than quarterly pursuant to the provisions of the Securities Exchange Act of 1934, as amended, and the rules thereunder. Such quarterly statements, which would be sent to the investor or to the person designated by the group for distribution to its members, will be made within five business days after the end of each quarterly period and shall reflect all transactions in the investor's account during the preceding quarter.

     All shareholders will receive a confirmation of each new transaction in their accounts, which will also show the total number of Fund shares owned by each shareholder, the number of shares being held in safekeeping by the Funds' Transfer Agent for the account of the shareholder and a cumulative record of the account for the entire year. Shareholders may rely on these statements in lieu of certificates. Certificates representing shares of the Fund will not be issued unless the shareholder requests them in writing.

SELF-EMPLOYED AND CORPORATE RETIREMENT PLANS

     For self-employed individuals and corporate investors that wish to purchase shares of a Fund, there is available through the Fund a Prototype Plan and Custody Agreement. The Custody Agreement provides that Investors Fiduciary Trust Company, Kansas City, Missouri, will act as Custodian under the Plan, and will furnish custodial services for an annual maintenance fee of $12.00 for each participant, with no other charges. (This fee is in addition to the normal Custodian charges paid by the Funds.) The annual contract maintenance fee may be waived from time to time. For further details, including the right to appoint a successor Custodian, see the Plan and Custody Agreements as provided by the Funds. Employers who wish to use shares of a Fund under a custodianship with another bank or trust company must make individual arrangements with such institution.

INDIVIDUAL RETIREMENT ACCOUNTS

     Investors having earned income are eligible to purchase shares of a Fund under an IRA pursuant to Section 408(a) of the Internal Revenue Code. An individual who creates an IRA may contribute annually certain dollar amounts of earned income, and an additional amount if there is a non-working spouse. Simple IRA plans that employers may establish on behalf of their employees are also available. Roth IRA plans that enable employed and self-employed individuals to make non-deductible contributions, and, under certain circumstances, effect tax-free withdrawals, are also available. Copies of a model Custodial Account Agreement are available from the Distributor. Investors Fiduciary Trust Company, Kansas City, Missouri, will act as the Custodian under this model Agreement, for which it will charge the investor an annual fee of $12.00 for maintaining the Account (such fee is in addition to the normal custodial charges paid by the Funds). Full details on the IRA are contained in an IRS required disclosure statement, and the Custodian will not open an IRA until seven (7) days after the investor has received such statement from the Funds. An IRA using shares of a Fund may also be used by employers who have adopted a Simplified Employee Pension Plan.

     Purchases of Fund shares by Section 403(b) and other retirement plans are also available. Section 403(b) plans are arrangements by a public school organization or a charitable, educational, or scientific organization that is described in Section 501(c)(3) of the Internal Revenue Code under which employees are permitted to take advantage of the federal income tax deferral benefits provided for in Section 403(b) of the Code. It is advisable for an investor considering the funding of any retirement plan to consult with an attorney or to obtain advice from a competent retirement plan consultant.

TELEPHONE REDEMPTION AND EXCHANGE PRIVILEGES

     As discussed in the Prospectus, the telephone redemption and exchange privileges are available for all shareholder accounts; however, retirement accounts may not utilize the telephone redemption privilege. The telephone privileges may be modified or terminated at any time. The privileges are subject to the conditions and provisions set forth below and in the Prospectus.

     (1) Telephone redemption and/or exchange instructions received in good order before the pricing of a Fund on any day on which the New York Stock Exchange is open for business (a `Business Day'), but not later than 4:00 p.m. eastern time, will be processed at that day's closing net asset value. For each exchange, the shareholder's account may be charged an exchange fee. There is no fee for telephone redemption; however, redemptions of Class A and Class B shares may be subject to a contingent deferred sales charge (See `Redemption of shares' in the Prospectus).

     (2) Telephone redemption and/or exchange instructions should be made by dialing 1-800-992-0180 and selecting option 3.

     (3) The Funds will not permit exchanges in violation of any of the terms and conditions set forth in the Funds' Prospectus or herein.

     (4) Telephone redemption requests must meet the following conditions to be accepted by the Funds:

          (a) Proceeds of the redemption may be directly deposited into a predetermined bank account, or mailed to the current address on the registration. This address cannot reflect any change within the previous thirty (30) days.

          (b)  Certain  account   information  will  need  to  be  provided  for
     verification purposes before the redemption will be executed.

          (c) Only one telephone redemption (where proceeds are being mailed to the address of record) can be processed with in a 30 day period.

          (d) The maximum amount which can be liquidated and sent to the address of record at any one time is $100,000.

          (e) The minimum amount which can be liquidated and sent to a predetermined bank account is $5,000.

     (5) If the exchange involves the establishment of a new account, the dollar amount being exchanged must at least equal the minimum investment requirement of the ING Pilgrim Fund being acquired.

     (6) Any new account established through the exchange privilege will have the same account information and options except as stated in the Prospectus.

     (7) Certificated shares cannot be redeemed or exchanged by telephone but must be forwarded to ING Pilgrim at P.O. Box 419368, Kansas City, MO 64141 and deposited into your account before any transaction may be processed.

     (8) If a portion of the shares to be exchanged are held in escrow in connection with a Letter of Intent, the smallest number of full shares of the Fund to be purchased on the exchange having the same aggregate net asset value as the shares being exchanged shall be substituted in the escrow account. Shares held in escrow may not be redeemed until the Letter of Intent has expired and/or the appropriate adjustments have been made to the account.

     (9) Shares may not be exchanged and/or redeemed unless an exchange and/or redemption privilege is offered pursuant to the Fund's then-current prospectus.

     (10) Proceeds of a redemption may be delayed up to 15 days or longer until the check used to purchase the shares being redeemed has been paid by the bank upon which it was drawn.

SYSTEMATIC WITHDRAWAL PLAN

     You may elect to make periodic withdrawals from your account in any fixed amount in excess of $100 to yourself, or to anyone else you properly designate, as long as the account has a current value of at least $10,000. To establish a systematic cash withdrawal, complete the Systematic Withdrawal Plan section of the Account Application. To have funds deposited to your bank account, follow the instructions on the Account Application. You may elect to have monthly, quarterly, semi-annual or annual payments. Redemptions are normally processed on the fifth day prior to the end of the month, quarter or year. Checks are then mailed or proceeds are forwarded to your bank account on or about the first of the following month. You may change the amount, frequency and payee, or terminate the plan by giving written notice to the Transfer Agent. A Systematic Withdrawal Plan may be modified at any time by the Funds or terminated upon written notice by the relevant Fund.

     During the withdrawal period, you may purchase additional shares for deposit to your account, subject to any applicable sales charge, if the additional purchases are equal to at least one year's scheduled withdrawals, or $1,200, whichever is greater. There are no separate charges to you under this Plan, although a CDSC may apply if you purchased Class A, B or C shares. Shareholders who elect to have a systematic cash withdrawal must have all dividends and capital gains reinvested. As shares of the Fund are redeemed under the Plan, you may realize a capital gain or loss for income tax purposes.

                                  DISTRIBUTIONS

     As noted in the Prospectus, shareholders have the privilege of reinvesting both income dividends and capital gains distributions, if any, in additional shares of a respective class of a Fund at the then current net asset value, with no sales charge. The Funds' management believes that most investors desire to take advantage of this privilege. It has therefore made arrangements with its Transfer Agent to have all income dividends and capital gains distributions that are declared by the Funds automatically reinvested for the account of each shareholder. A shareholder may elect at any time by writing to the Fund or the Transfer Agent to have subsequent dividends and/or distributions paid in cash. In the absence of such an election, each purchase of shares of a class of a Fund is made upon the condition and understanding that the Transfer Agent is automatically appointed the shareholder's agent to receive his dividends and distributions upon all shares registered in his name and to reinvest them in full and fractional shares of the respective class of the Fund at the applicable net asset value in effect at the close of business on the reinvestment date. A shareholder may still at any time after a purchase of Fund shares request that dividends and/or capital gains distributions be paid to him in cash.

                               TAX CONSIDERATIONS

     Information set forth in the Prospectus and this SAI is only a summary of certain key tax considerations generally affecting purchasers of shares of the Funds. The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt has been made to present a complete explanation of the federal, state and local tax treatment of the Funds or the implications to shareholders, and the discussions here and in the Funds' Prospectus are not intended as substitutes for careful tax planning. Accordingly, potential purchasers of shares of the Funds are urged to consult their tax advisers with specific reference to their own tax circumstances. In addition, the tax discussion in the Prospectus and this SAI is based on tax law in effect on the date of the Prospectus and this SAI; such laws and regulations may be changed by legislative, judicial or administrative action, sometimes with retroactive effect.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

     Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the `Distribution Requirement'), and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and will, therefore, count toward satisfaction of the Distribution Requirement.

     In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the `Income Requirement').

     In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. In addition, gain will be recognized as a result of certain constructive sales, including short sales `against the box.' However, gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation. In addition, under the rules of Code section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code section 1256 (unless the Fund elects otherwise), will generally be treated as ordinary income or loss.

     Further, the Code also treats as ordinary income a portion of the capital gain attributable to a transaction where substantially all of the return realized is attributable to the time value of a Fund's net investment in the transaction and: (1) the transaction consists of the acquisition of property by the Fund and a contemporaneous contract to sell substantially identical property in the future; (2) the transaction is a straddle within the meaning of section 1092 of the Code; (3) the transaction is one that was marketed or sold to the Fund on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in the Treasury Regulations. The amount of the gain recharacterized generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120% of the federal long-term, mid-term, or short-term rate, depending upon the type of instrument at issue, reduced by an amount equal to: (1) prior inclusions of ordinary income items from the conversion transaction and (2) the capital interest on acquisition indebtedness under Code section 263(g). Built-in losses will be preserved where a Fund has a built-in loss with respect to property that becomes a part of a conversion transaction. No authority exists that indicates that the converted character of the income will not be passed through to a Fund's shareholders.

     In general, for purposes of determining whether capital gain or loss recognized by a Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (1) the asset is used to close a `short sale' (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Fund as part of a `straddle' (which term generally excludes a situation where the asset is stock and the Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto), or (3) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto. In addition, a Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position. Any gain recognized by a Fund on the lapse of, or any gain or loss recognized by a Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss.

     Certain transactions that may be engaged in by certain Funds (such as regulated futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts) will be subject to special tax treatment as `Section 1256 contracts.' Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer's obligations (or rights) under such contracts have not terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is taken into account for the taxable year together with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such contracts) is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. A Fund, however, may elect not to have this special tax treatment apply to Section 1256 contracts that are part of a `mixed straddle' with other investments of the Fund that are not Section 1256 contracts.

     Certain Funds may purchase securities of certain foreign investment funds or trusts which constitute passive foreign investment companies ("PFICs") for federal income tax purposes. If a Fund invests in a PFIC, it has three separate options. First, it may elect to treat the PFIC as a qualified electing fund (a "QEF"), in which event the Fund will each year have ordinary income equal to its pro rata share of the PFIC's ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC's net capital gain for the year, regardless of whether the Fund receives distributions of any such ordinary earnings or capital gains from the PFIC. Second, a Fund that invests in stock of a PFIC may make a mark-to-market election with respect to such stock. Pursuant to such election, the Fund will include as ordinary income any excess of the fair market value of such stock at the close of any taxable year over the Fund's adjusted tax basis in the stock. If the adjusted tax basis of the PFIC stock exceeds the fair market value of the stock at the end of a given taxable year, such excess will be deductible as ordinary loss in an amount equal to the lesser of the amount of such excess or the net mark-to-market gains on the stock that the Fund included in income in previous years. A Fund's holding period with respect to its PFIC stock subject to the election will commence on the first day of the next taxable year. If the Fund makes the mark-to-market election in the first taxable year it holds PFIC stock, it will not incur the tax described below under the third option.

     Finally, if a Fund does not elect to treat the PFIC as a QEF and does not make a mark-to-market election, then, in general, (1) any gain recognized by the Fund upon the sale or other disposition of its interest in the PFIC or any `excess distribution' (as defined) received by the Fund from the PFIC will be allocated ratably over the Fund's holding period of its interest in the PFIC stock, (2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Fund's gross income for such year as ordinary income (and the distribution of such portion by the Fund to shareholders will be taxable as an ordinary income dividend, but such portion will not be subject to tax at the Fund level), (3) the Fund shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest tax rate (individual or corporate) in effect for such prior year, plus (ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received, at the rates and methods applicable to underpayments of tax for such period, and (4) the distribution by the Fund to its shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Fund thereon) will again be taxable to the shareholders as an ordinary income dividend.

     Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss (including, to the extent provided in Treasury Regulations, losses recognized pursuant to the PFIC mark-to-market election) incurred after October 31 as if it had been incurred in the succeeding year.

     In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to each of which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security, not the issuer of the option.

     If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

EXCISE TAX ON REGULATED INVESTMENT COMPANIES.

     A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of its ordinary income for such calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a `taxable year election')). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

     For purposes of the excise tax, a regulated investment company shall: (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) exclude foreign currency gains and losses and ordinary gains or losses arising as a result of a PFIC mark-to-market election (or upon the actual disposition of the PFIC stock subject to such election) incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

     Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

FUND DISTRIBUTIONS

     Each Fund anticipates distributing all or substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes. Distributions attributable to dividends received by a Fund from domestic corporations will qualify for the 70% dividends-received deduction for corporate shareholders only to the extent discussed below. Distributions attributable to interest received by a Fund will not, and distributions attributable to dividends paid by a foreign corporation generally should not, qualify for the dividend-received deduction.

     Ordinary income dividends paid by each Fund with respect to a taxable year will qualify for the 70% dividends-received deduction generally available to corporations (other than corporations such as S corporations, which are not eligible for the deduction because of their special characteristics, and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock), excluding for this purpose under the rules of Code Section 246(c)(3) and (4):
(i) any day more than 45 days (or 90 days in the case of certain preferred stock) after the date on which the stock becomes ex-dividend and (ii) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of Code Section 246(b) which in general limits the dividends-received deduction to 70% of the shareholder's taxable income (determined without regard to the dividends-received deduction and certain other items).

     A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. Net capital gain that is distributed and designated as a capital gain dividend will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. The Code provides, however, that under certain conditions only 50% (58% for alternative minimum tax purposes) of the capital gain recognized upon a Fund's disposition of domestic `small business' stock will be subject to tax.

     Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

     Alternative minimum tax (`AMT') is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum marginal rate of 28% for non corporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income (`AMTI') over an exemption amount. For purposes of the corporate AMT, the corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, a corporate shareholder will generally be required to take the full amount of any dividend received from a Fund into account (without a dividends-received deduction) in determining its adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI.

     Investment income that may be received by a Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle a Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested in various countries is not known. If more than 50% of the value of a Fund's total assets at the close of its taxable year consist of the stock or securities of foreign corporations, the Fund may elect to `pass through' to its shareholders the amount of foreign taxes paid by the Fund. If a Fund so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Fund, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received from the Fund representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. Each shareholder should consult his own tax adviser regarding the potential application of foreign tax credits.

     Distributions by a Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

     Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional Fund shares or shares of another Fund. Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of a Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although they economically constitute a return of capital to the shareholder.

     Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

     The Funds will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number, (2) who is subject to backup withholding for failure to properly report the receipt of interest or dividend income, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is an exempt recipient (such as a corporation).

SALE OR REDEMPTION OF SHARES

     A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares (however, because the Money Market Trust normally maintains a stable value, in most cases there will be no gain or loss on the sale of shares of that Fund). All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of a Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code section 246(c)(3) and (4) (discussed above in connection with the dividends-received deduction for corporations) generally will apply in determining the holding period of shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

FOREIGN SHAREHOLDERS

     Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (`foreign shareholder') depends on whether the income from a Fund is `effectively connected' with a U.S. trade or business carried on by such shareholder.

     If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the dividend. Furthermore, such foreign shareholder may be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) on the gross income resulting from a Fund's election to treat any foreign taxes paid by it as paid by its shareholders, but may not be allowed a deduction against this gross income or a credit against this U.S. withholding tax for the foreign shareholder's pro rata share of such foreign taxes which it is treated as having paid. Such foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of a Fund, capital gain dividends, and amounts retained by a Fund that are designated as undistributed capital gains.

     If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

     In the case of foreign non-corporate shareholders, a Fund may be required to withhold U.S. federal income tax at the rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

     The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.

EFFECT OF FUTURE LEGISLATION; STATE AND LOCAL TAX CONSIDERATIONS

     The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect.

     Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund.

                         CALCULATION OF PERFORMANCE DATA

     For the purpose of quoting and comparing the performance of the Funds (with the exception of the Lexington Money Market Trust) to that of other mutual funds and to other relevant market indices in advertisements or in reports to shareholders, performance may be stated in terms of total return. Under the rules of the SEC (`SEC rules'), funds advertising performance must include total return quotes calculated according to the following formula:

                                        n
                                  P(l+T)  = ERV

     Where:   P  =  a hypothetical  initial payment of $1,000
              T  =  average annual total return
              n  =  number of years (1, 5 or 10)
            ERV  =  ending  redeemable  value of  a hypothetical  $1,000 payment made at the beginning of the 1, 5 or 10 year periods or at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

     Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover one, five and ten year periods or a shorter period dating from the effectiveness of the Funds' Registration Statement. In calculating the ending redeemable value, all dividends and distributions by the Funds are assumed to have been reinvested at net asset value as described in the prospectus on the reinvestment dates during the period. Total return, or `T' in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value. Any recurring account charges that might in the future be imposed by the Funds would be included at that time.

     The Funds may also from time to time include in such advertising a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of the Funds with other measures of investment return. For example, in comparing the Funds' total return with data published by Lipper Analytical Services, Inc., or with the performance of the Standard and Poor's 500 Stock Index or the Dow Jones Industrial Average, the Funds calculate their aggregate total return for the specified periods of time assuming the investment of $10,000 in Fund shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value.

     With respect to the Lexington Money Market Fund, the Fund provides current yield and effective yield quotations, which are calculated in accordance with the regulations of the Securities and Exchange Commission, based upon changes in account value during a recent seven-day base period.

     Current yield quotations are computed by annualizing (on a 365-day basis) the `base period return'. The `base period return' is computed by determining the net change exclusive of capital changes in the value of the account, divided by the value of the account at the beginning of the base period. Effective yield is computed by compounding the `base period return.' Based upon dividends actually credited to the shareholders' accounts (i.e.: based upon net investment income), the current yield to an investor in the Fund during the last seven calendar days of its fiscal year ended December 31, 1999 was at an annual rate of 5.08% and the effective yield was at an annual rate of 4.96%. The average weighted maturity of investments was 46 days. The current and effective yield are affected by market conditions, portfolio quality, portfolio maturity, type of instruments held and operating expenses. The Fund attempts to keep its net asset value per share at $1.00, but attainment of this objective is not guaranteed. This Statement of Additional Information may be in use for a full year and it can be expected that these yields will fluctuate substantially from the example shown above.

     The current and effective yield figures are not a representation of future yield as the Fund's net income and expenses will vary based on many factors, including changes in short term money market yields generally and the types of instruments in the Fund's portfolio. The stated yield of the Fund may be useful in reviewing the Fund's performance and in providing a basis for comparison with other investment alternatives. However, unlike bank deposits and other investments which pay fixed yields for stated periods of time, the yield of the Fund fluctuates. In addition, other investment companies may calculate yield on a different basis and may purchase securities for their portfolios which have different qualities and maturities than those of the Fund's portfolio securities.

PERFORMANCE COMPARISONS

     In reports or other communications to shareholders or in advertising material, a Fund may compare the performance of its Class A, Class B, Class C or Class Q shares with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., CDA
Technologies, Inc., Value Line, Inc. or similar independent services that monitor the performance of mutual funds or with other appropriate indexes of investment securities. In addition, certain indexes may be used to illustrate historic performance of select asset classes. The performance information may also include evaluations of the Funds published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Business Week, Forbes, Fortune, Institutional Investor, Money and The Wall Street Journal. If a Fund compares its performance to other funds or to relevant indexes, the Fund's performance will be stated in the same terms in which such comparative data and indexes are stated, which is normally total return rather than yield. For these purposes the performance of the Fund, as well as the performance of such investment companies or indexes, may not reflect sales charges, which, if reflected, would reduce performance results.

     Reports and promotional literature may also contain the following information: (i) a description of the gross national or domestic product and populations,  including  but not  limited  to age  characteristics,  of  various countries and regions in which a Fund may invest, as compiled by various organizations, and projections of such information; (ii) the performance of worldwide equity and debt markets; (iii) the capitalization of U.S. and foreign stock markets prepared or published by the International Finance Corporation, Morgan Stanley Capital International or a similar financial organization; (iv) the geographic distribution of a Fund's portfolio; (v) the major industries located in various jurisdictions; (vi) the number of shareholders in the Funds or other Pilgrim Funds and the dollar amount of the assets under management;
(vii) descriptions of investing methods such as dollar-cost averaging, best day/worst day scenarios, etc.; (viii) comparisons of the average price to earnings ratio, price to book ratio, price to cash flow and relative currency valuations of the Funds and individual stocks in a Fund's portfolio, appropriate indices and descriptions of such comparisons; (ix) quotes from the Sub-Adviser of a Fund or other industry specialists; (x) lists or statistics of certain of a Fund's holdings including, but not limited to, portfolio composition, sector weightings, portfolio turnover rate, number of holdings, average market capitalization, and modern portfolio theory statistics; (xi) NASDAQ symbols for each class of shares of each Fund; and descriptions of the benefits of working with investment professionals in selecting investments.

     In addition, reports and promotional literature may contain information concerning the Investment Manager, the Sub-Advisers, ING Pilgrim Capital, ING
Pilgrim  Group  or  affiliates  of the  Company,  the  Investment  Manager,  the
Sub-Advisers, ING Pilgrim Capital or ING Pilgrim Group including: (i) performance rankings of other funds managed by the Investment Manager or a Sub-Adviser, or the individuals employed by the Investment Manager or a Sub-Adviser who exercise responsibility for the day-to-day management of a Fund, including rankings of mutual funds published by Lipper Analytical Services, Inc., Morningstar, Inc., CDA Technologies, Inc., or other rating services, companies, publications or other persons who rank mutual funds or other investment products on overall performance or other criteria; (ii) lists of clients, the number of clients, or assets under management; (iii) information regarding the acquisition of the Pilgrim Funds by ING Pilgrim Capital; (iv) the past performance of ING Pilgrim Capital and ING Pilgrim Group (v) information regarding rights offerings conducted by closed-end funds managed by the Investment Manager.

     The average annual total returns, including sales charges, for each Fund for the one-, five-, and ten-year periods ended December 31, 2000, are as follows. If a Fund has been in existence for less than 10 years, performance for the period since inception and ended December 31, 2000 is also provided.

                                                                         SINCE      INCEPTION
FUND NAME                            1 YEAR      5 YEAR     10 YEAR    INCEPTION      DATE
---------                            ------      ------     -------    ---------      ----
Global Technology Fund               -44.02          --         --       -43.37     12/27/99
Precious Metals Fund                 -26.52      -14.41      -5.26           --      12/3/75
International Fund                   -13.57       11.90         --        10.13       1/3/94
Silver Fund                          -31.37      -13.17         --        -2.53       1/2/92
SmallCap Asia Growth Fund            -44.63      -12.67         --       -11.93       7/3/95
Russia Fund                          -22.52          --         --       -12.55       7/3/96
Worldwide Emerging Markets Fund      -50.12       -6.47       2.02           --      1/22/96
GNMA Income Fund                       5.15        5.76       7.06           --      8/17/73
Growth and Income Fund                -8.72       16.12      14.82           --      2/11/73
Lexington Money Market Trust(1)        5.57        4.74       4.28           --       1/2/79

----------
(1)  Shares of the Money Market Trust are sold without a sales load.

                               GENERAL INFORMATION

CUSTODIAN

     Brown Brothers Harriman & Co., 40 Walker Street, Boston, Massachusetts 02109, has been retained to act as the Custodian for all Funds' (except Pilgrim Growth & Income Fund, Pilgrim GNMA Income Fund and Lexington Money Market Trust) portfolio securities including those to be held by foreign banks and foreign securities depositories which qualify as eligible foreign custodians under the rules adopted by the SEC and for the Funds' domestic securities and other assets. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02181, has been retained to act as the custodian for the portfolio securities of Pilgrim Growth & Income Fund, Pilgrim GNMA Income Fund and Lexington Money Market Trust. DST Systems, Inc. has been retained to act as the transfer agent. Neither Brown Brothers Harriman nor DST Systems, Inc. have any part in determining the investment policies of the Funds or in determining which portfolio securities are to be purchased or sold by the Funds or in the declaration of dividends and distributions.

LEGAL COUNSEL

     Legal matters for the Funds are passed upon by Dechert, 1775 Eye Street, N.W., Washington, D.C. 20006.

INDEPENDENT ACCOUNTANTS/AUDITORS

     PricewaterhouseCoopers LLP has been selected as independent accountants for the GNMA Income Fund for the fiscal year ending March 31, 2001. KPMG LLP has been selected as independent auditors for the Growth and Income Fund for the fiscal year ending May 31, 2001. PricewaterhouseCoopers LLP has been selected as independent accountants for the Global Technology, Precious Metals, International, Silver, SmallCap Asia Growth, Russia and Worldwide Emerging Markets Funds for the fiscal year ending October 31, 2001. KPMG LLP has been selected as independent auditors for the Lexington Money Market Trust for the fiscal year ending December 31, 2001.

DECLARATION OF TRUST

     The Money Market Trust are organized as Massachusetts business trusts. The Declaration of Trust of each of these Funds provides that obligations of the Fund are not binding upon its Trustees, officers, employees and agents individually and that the Trustees, officers, employees and agents will not be liable to the trust or its investors for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee, officer, employee or agent against any liability to the trust or its investors to which the Trustee, officer, employee or agent would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Declaration of Trust also provides that the debts, liabilities, obligations and expenses incurred, contracted for or existing with respect to a designated Fund shall be enforceable against the assets and property of such Fund only, and not against the assets or property of any other Fund or the investors therein.

OTHER INFORMATION

     The Funds are registered with the SEC as an open-end management investment company. Such registration does not involve supervision of the management or policies of the Funds by any governmental agency. The Prospectus and this Statement of Additional Information omit certain of the information contained in the Funds' Registration Statement filed with the SEC and copies of this information may be obtained from the SEC upon payment of the prescribed fee or examined at the SEC in Washington, D.C. without charge.

     Investors in the Funds will be kept informed of their progress through semi-annual reports showing portfolio composition, statistical data and any other significant data, including financial statements audited by independent certified public accountants.

REPORTS TO SHAREHOLDERS

     The fiscal year for the following Funds is October 31: Global Technology Fund; Precious Metals Fund; International Fund; SmallCap Asia Growth Fund; Russia Fund; Worldwide Emerging Markets Fund. The fiscal year for the following Funds is December 31: GNMA Income Fund; Growth and Income Fund; Lexington Money Market Trust. The Funds will send financial statements to its shareholders at least semiannually. An annual report containing financial statements audited by the independent accountants will be sent to shareholders each year.

                              FINANCIAL STATEMENTS

     The financial statements from the Funds' December 31, 1999 Annual Report and June 30, 2000 Semi-Annual Report (for GNMA Income Fund, Inc.; Growth and Income Fund, Inc. and Lexington Money Market Trust), and October 31, 2000 Annual Report (for Global Technology Fund, Inc.; Precious Metals Fund, Inc.; International Fund, Inc.; Silver Fund, Inc.; SmallCap Asia Growth Fund, Inc.; Russia Fund, Inc. and Worldwide Emerging Markets Fund, Inc.), are incorporated herein by reference. Copies of the Funds' Annual and Semi-Annual Reports may be obtained without charge by contacting Pilgrim Funds at 7337 East Doubletree Ranch Road, Scottsdale, Arizona, (800) 992-0180.

                                     PART C
                                OTHER INFORMATION

ITEM 23. EXHIBITS

(a) (1) Form of Articles of Incorporation - Filed as an exhibit to Post-Effective Amendment No. 36 to the Registrant's Form N-1A Registration Statement on July 26, 2000 and incorporated herein by reference.
     (2) Form of Articles Supplementary Designating Classes A, B, C & Q - Filed as an exhibit to Post-Effective Amendment No. 36 to the Registrant's Form N-1A Registration Statement on July 26, 2000 and incorporated herein by reference.
     (3) Form of Amendment to Articles of Incorporation Re-designating Shares of Common Stock as Class A.
     (4) Form of Amendment to Articles of Incorporation Increasing Number of Shares Issuable.
     (5)  Form of Articles Supplementary Designating Classes B, C and Q.
     (6)  Form of Articles Supplementary Designating Classes M and T.

(b) Form of Bylaws - Filed as an exhibit to Post-Effective Amendment No. 36 to the Registrant's Form N-1A Registration Statement on July 26, 2000 and incorporated herein by reference.

(c)  Not Applicable

(d) Form of Investment Management Agreement between Registrant and ING Pilgrim Investments LLC.

(e)  Form  of  Underwriting   Agreement  between   Registrant  and  ING  Pilgrim
     Securities, Inc.

(f)  Not Applicable

(g) Form of Custodian Agreement between Registrant and State Street Bank & Trust Company - Filed as an exhibit to Post-Effective Amendment No. 36 to the Registrant's Form N-1A Registration Statement on July 26, 2000 and incorporated herein by reference.

(h) (1) Form of Administration Agreement between Registrant and Pilgrim Group, Inc. - Filed as an exhibit to Post-Effective Amendment No. 36 to the Registrant's Form N-1A Registration Statement on July 26, 2000 and incorporated herein by reference.
     (2) Form of Expense Limitation Agreement between Registrant and Pilgrim Investments, Inc. - Filed as an exhibit to Post-Effective Amendment No. 36 to the Registrant's Form N-1A Registration Statement on July 26, 2000 and incorporated herein by reference.

(i) Opinion of Counsel - Filed as an exhibit to Registrant's Form N-1A Registration Statement and incorporated herein by reference.

(j)  (1)(i)  Consent of KPMG LLP
     (1)(ii) Consent of PricewaterhouseCoopers LLP
     (2)  Consent of Dechert

(k)  Not Applicable

(l) Form of Investment Letter of Initial Investors - Filed as an exhibit to Registrant's Form N-1A Registration Statement and incorporated herein by reference.

(m) (1) Form of Service and Distribution Plan for Class A Shares - Filed as an exhibit to Post-Effective Amendment No. 36 to the Registrant's Form N-1A Registration Statement on July 26, 2000 and incorporated herein by reference.
     (2) Form of Service and Distribution Plan for Class B Shares - Filed as an exhibit to Post-Effective Amendment No. 36 to the Registrant's Form N-1A Registration Statement on July 26, 2000 and incorporated herein by reference.
     (3) Form of Service and Distribution Plan for Class C Shares - Filed as an exhibit to Post-Effective Amendment No. 36 to the Registrant's Form N-1A Registration Statement on July 26, 2000 and incorporated herein by reference.
     (4) Form of Shareholder Service Plan for Class Q Shares - Filed as an exhibit to Post-Effective Amendment No. 36 to the Registrant's Form N-1A Registration Statement on July 26, 2000 and incorporated herein by reference.
     (5)  Form of Shareholder Service and Distribution Plan for Class M Shares
     (6)  Form of Shareholder Service and Distribution Plan for Class T Shares.

(n) (1) Form of Multiple Class Plan Pursuant to Rule 18f-3 - Filed as an exhibit to Post-Effective Amendment No. 36 to the Registrant's Form N-1A Registration Statement on July 26, 2000 and incorporated herein by reference.
     (2)  Form of Amended  and  Restated  Multiple  Class Plan  Pursuant to Rule
          18f-3.

(p) Form of Code of Ethics - Filed as an exhibit to Post-Effective Amendment No. 36 to the Registrant's Form N-1A Registration Statement on July 26, 2000 and incorporated herein by reference.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     None.

ITEM 25. INDEMNIFICATION

     Article Seventh of the Articles of Incorporation provides to the fullest extent that limitations on the liability of Directors and Officers are permitted by the Maryland General Corporation Law, no director or officer of the corporation shall have any liability to the corporation or its stockholders for damages. This limitation on liability applies to events occurring at the time a person serves as a Director or Officer of the corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted. The corporation shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The corporation shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with the law. The Board of Directors may, through a by-law, resolution or agreement, make further provisions for indemnification of directors, officers, employees and agents to the fullest extent permitted by Maryland General Corporation Law. No provision of the Articles of Incorporation shall be effective to require a waiver of compliance with any provision of the Securities Act of 1933, as amended, or of the Investment Company Act of 1940, as amended, or of any valid rule, regulation or order of the U.S. Securities and Exchange Commission thereunder or to protect or purport to protect any director or officer of the corporation against any liability to the corporation or its stockholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     Section 7 of Registrant's Administration Agreement provides for the indemnification of Registrant's Administrator against all liabilities incurred by it in performing its obligations under the agreement, except with respect to matters involving its disabling conduct.

     Registrant has obtained from a major insurance carrier a directors' and officers' liability policy covering certain types of errors and omissions.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the U.S. Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, Officer, or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933, as amended, and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISERS

     Information as to the directors and officers of the Investment Manager, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Investment Manager in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-48282) filed under the Investment Advisers Act of 1940, as amended, and is incorporated herein by reference thereto.

ITEM 27. PRINCIPAL UNDERWRITERS

     (a) ING Pilgrim Securities, Inc. is the principal underwriter for the Registrant and for Pilgrim Advisory Funds, Inc.; Pilgrim Investment Funds, Inc.; Pilgrim Bank and Thrift Fund, Inc.; Pilgrim Prime Rate Trust; Pilgrim Equity Trust; Pilgrim SmallCap Opportunities Fund; Pilgrim Growth Opportunities Fund; Pilgrim Mayflower Trust; Pilgrim Mutual Funds; Pilgrim Precious Metals Fund, Inc.; Pilgrim Growth and Income Fund, Inc.; Pilgrim International Fund, Inc.;

Pilgrim Silver Fund, Inc.; Pilgrim SmallCap Asia Fund, Inc.; Pilgrim Russia Fund, Inc.; Pilgrim Worldwide Emerging Markets Fund, Inc; Pilgrim Global Technology Fund, Inc.; Pilgrim Funds Trust; and Lexington Money Market Trust.

     (b) Information as to the directors and officers of the ING Pilgrim Securities, Inc., together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Distributor in the last two years, is included in its application for registration as a broker-dealer on Form BD (File No. 8-48020) filed under the Securities Exchange Act of 1934, as amended, and is incorporated herein by reference thereto.

     (c) Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

     All  accounts,  books and other  documents  required  to be  maintained  by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained at the offices of (a) the Registrant, (b) ING Pilgrim Investments, LLC, (c) ING Pilgrim Group, LLC, (d) the Portfolio Managers, (e) the Custodian and (f) the Transfer Agent. The address of each is as follows:

     (a)  Pilgrim GNMA Income Fund, Inc.
          7337 E. Doubletree Ranch Road
          Scottsdale, AZ 85258

     (b)  ING Pilgrim Investments, LLC
          7337 E. Doubletree Ranch Road
          Scottsdale, AZ 85258

     (c)  ING Pilgrim Group, LLC
          7337 E. Doubletree Ranch Road
          Scottsdale, AZ 85258

     (d)  ING Pilgrim Investments, LLC
          7337 E. Doubletree Ranch Road
          Scottsdale, AZ 85258

     (e)  State Street Bank and Trust
          225 Franklin Street
          Boston, MA 02110

     (f)  DST Systems, Inc.
          P.O. Box 419368
          Kansas City, Missouri  64141

ITEM 29. MANAGEMENT SERVICES

     None.

ITEM 32. UNDERTAKINGS

     Not Applicable

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Scottsdale, and State of Arizona on the 28th day of February, 2001.


                                        PILGRIM GNMA INCOME FUND, INC.


                                        By: /s/ Kimberly A. Anderson
                                            ------------------------------------
                                            Kimberly A. Anderson
                                            Vice President & Secretary


     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


       SIGNATURE                     TITLE                            DATE
       ---------                     -----                            ----

                             Director and Chairman             February 28, 2001
-------------------------
John G. Turner*

                             President and Chief               February 28, 2001
-------------------------    Executive Officer
James M. Hennessy*

                             Senior Vice President and         February 28, 2001
-------------------------    Principal Financial Officer
Michael J. Roland*

                             Director                          February 28, 2001
-------------------------
Paul S. Doherty*

                             Director                          February 28, 2001
-------------------------
Alan L. Gosule*

                             Director                          February 28, 2001
-------------------------
Walter H. May, Jr.*

                             Director                          February 28, 2001
-------------------------
Thomas J. McInerney*

                             Director                          February 28, 2001
-------------------------
Jock Patton*

                             Director                          February 28, 2001
-------------------------
David W.C. Putnam*

                             Director                          February 28, 2001
-------------------------
Blaine E. Rieke*

                             Director                          February 28, 2001
-------------------------
Richard A. Wedemeyer*


* By: /s/ Kimberly A. Anderson
     ------------------------------
     Kimberly A. Anderson,
     Vice President and Secretary
     Attorney-in-Fact**

** Powers of Attorney for Michael J. Roland, James M. Hennessy and the Directors are attached herewith.

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints James M. Hennessy, Michael J. Roland, Kimberly A. Anderson, Jeffrey S. Puretz and Karen L. Anderberg, and each of them his true and lawful attorney-in-fact as agent with full power of substitution and resubstitution of him in his name, place, and stead, to sign any and all registration statements on Form N-1A applicable to the Pilgrim Advisory Funds, Inc., Pilgrim Investment Funds, Inc., Pilgrim Bank and Thrift Fund, Inc., Pilgrim Mutual Funds, Pilgrim SmallCap Opportunities Fund, Pilgrim Growth Opportunities Fund, Pilgrim Equity Trust, Pilgrim Mayflower Trust, Pilgrim Global Technology Fund, Inc., Pilgrim GNMA Income Fund, Inc., Pilgrim Precious Metals Fund, Inc., Pilgrim Growth and Income Fund, Inc., Pilgrim International Fund, Inc., Pilgrim Silver Fund, Inc., Pilgrim SmallCap Asia Growth Fund, Inc., Pilgrim Russia Fund, Inc., Pilgrim Worldwide Emerging Markets Fund, Inc., Lexington Money Market Trust, Lexington Emerging Markets Fund, Inc., Pilgrim Variable Products Trust, USLICO Series Fund, Lexington Natural Resources Trust, and ING Variable Insurance Trust and any amendment or supplement thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: February 26, 2001


/s/ Paul S. Doherty        /s/ Thomas J. McInerney     /s/ Blaine E. Rieke
-------------------------  -------------------------   -------------------------
Paul S. Doherty            Thomas J. McInerney         Blaine E. Rieke


/s/ Alan L. Gosule         /s/ Jock Patton             /s/ John G. Turner
-------------------------  -------------------------   -------------------------
Alan L. Gosule             Jock Patton                 John G. Turner


/s/ Walter H. May, Jr.     /s/ David W.C. Putnam       /s/ Richard A. Wedemeyer
-------------------------  -------------------------   -------------------------
Walter H. May, Jr.         David W.C. Putnam           Richard A. Wedemeyer

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints James M. Hennessy, Kimberly A. Anderson, Jeffrey S. Puretz and Karen L. Anderberg, and each of them his true and lawful attorney-in-fact as agent with full power of substitution and resubstitution of him in his name, place, and stead, to sign any and all registration statements on Form N-1A applicable to the Pilgrim Advisory Funds, Inc., Pilgrim Investment Funds, Inc., Pilgrim Bank and Thrift Fund, Inc., Pilgrim Mutual Funds, Pilgrim SmallCap Opportunities Fund, Pilgrim Growth Opportunities Fund, Pilgrim Equity Trust, Pilgrim Mayflower Trust, Pilgrim Global Technology Fund, Inc., Pilgrim GNMA Income Fund, Inc., Pilgrim Precious Metals Fund, Inc., Pilgrim Growth and Income Fund, Inc., Pilgrim International Fund, Inc., Pilgrim Silver Fund, Inc., Pilgrim SmallCap Asia Growth Fund, Inc., Pilgrim Russia Fund, Inc., Pilgrim Worldwide Emerging Markets Fund, Inc., Lexington Money Market Trust, Lexington Emerging Markets Fund, Inc., Pilgrim Variable Products Trust, USLICO Series Fund, Lexington Natural Resources Trust, and ING Variable Insurance Trust and any amendment or supplement thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: February 26, 2001


/s/ Michael J. Roland
-------------------------------
Michael J. Roland

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Michael J. Roland, Kimberly A. Anderson, Jeffrey S. Puretz and Karen L. Anderberg, and each of them his true and lawful attorney-in-fact as agent with full power of substitution and resubstitution of him in his name, place, and stead, to sign any and all registration statements on Form N-1A applicable to the Pilgrim Advisory Funds, Inc., Pilgrim Investment Funds, Inc., Pilgrim Bank and Thrift Fund, Inc., Pilgrim Mutual Funds, Pilgrim SmallCap Opportunities Fund, Pilgrim Growth Opportunities Fund, Pilgrim Equity Trust, Pilgrim Mayflower Trust, Pilgrim Global Technology Fund, Inc., Pilgrim GNMA Income Fund, Inc., Pilgrim Precious Metals Fund, Inc., Pilgrim Growth and Income Fund, Inc., Pilgrim International Fund, Inc., Pilgrim Silver Fund, Inc., Pilgrim SmallCap Asia Growth Fund, Inc., Pilgrim Russia Fund, Inc., Pilgrim Worldwide Emerging Markets Fund, Inc., Lexington Money Market Trust, Lexington Emerging Markets Fund, Inc., Pilgrim Variable Products Trust, USLICO Series Fund, Lexington Natural Resources Trust, and ING Variable Insurance Trust and any amendment or supplement thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: February 26, 2001


/s/ James M. Hennessy
-------------------------------
James M. Hennessy

                                  EXHIBIT LIST

EXHIBIT NUMBER                   NAME OF EXHIBIT
--------------                   ---------------
    (a)(3) Form of Amendment to Articles of Incorporation Re-designating Shares of Common Stock as Class A

       (4) Form of Amendment to Articles of Incorporation Increasing Number of Shares Issuable.

       (5)         Form of Articles Supplementary Designating Classes B, C and Q

       (6)         Form of Articles Supplementary Designating Classes M and T

    (d) Form of Investment Management Agreement between Registrant and ING Pilgrim Investments, LLC

    (e) Form of Underwriting Agreement between Registrant and ING Pilgrim Securities, Inc.

    (j)(1)(i)      Consent of KPMG LLP

    (j)(1)(ii)     Consent of PricewaterhouseCoopers LLP

    (j)(2)         Consent of Dechert

    (m)(5)         Form of Shareholder Service and Distribution Plan for Class M
                   Shares

    (m)(6)         Form of Shareholder Service and Distribution Plan for Class T
                   Shares

    (n)(2)         Form  of Amended and Restated Multiple Class Plan Pursuant to
                   Rule 18f-3